SEC File Nos. 002-33371

811-01880

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement

Under

the Securities Act Of 1933

Post-Effective Amendment No. 100

and

Registration Statement

Under

the Investment Company Act Of 1940

Amendment No. 81

THE INCOME FUND OF AMERICA

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618-4518

(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code:

(213) 486-9200

Courtney R. Taylor, Secretary

The Income Fund of America

333 South Hope Street

Los Angeles, California 90071-1406

(Name and Address of Agent for Service)

Copies to:

Lea Anne Copenhefer

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

(Counsel for the Registrant)

Approximate date of proposed public offering:

It is proposed that this filing will become effective on October 1, 2023, pursuant to paragraph (b) of Rule 485.

The Income Fund of America® Prospectus October 1, 2023

Class	A	C	T	F-1	F-2	F-3	529-A	529-C	529-E	529-T	529-F-1
	AMECX	IFACX	TIAFX	IFAFX	AMEFX	FIFAX	CIMAX	CIMCX	CIMEX	TFAAX	CIMFX
Class	529-F-2	529-F-3	R-1	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
	FAIFX	FFIFX	RIDAX	RIDBX	RIEBX	RIDCX	RIDEX	RIDHX	RIDFX	RIDGX

Table of contents

Investment objectives	1
Fees and expenses of the fund	1
Principal investment strategies	2
Principal risks	3
Investment results	5
Management	7
Purchase and sale of fund shares	7
Tax information	7
Payments to broker-dealers and other financial intermediaries	7
Investment objectives, strategies and risks	8
Management and organization	14
Shareholder information	17
Purchase, exchange and sale of shares	18
How to sell shares	23
Distributions and taxes	27
Choosing a share class	27
Sales charges	29
Sales charge reductions and waivers	33
Rollovers from retirement plans to IRAs	40
Plans of distribution	41
Other compensation to dealers	42
Fund expenses	43
Financial highlights	45
Appendix	51

The U.S. Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Investment objectives The fund’s investment objectives are to provide you with current income while secondarily striving for capital growth.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2, F-3, 529-F-2 or 529-F-3 shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 33 of the prospectus and on page 90 of the fund’s statement of additional information, and in the sales charge waiver appendix to the prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	529-A	C and 529-C	529-E	T and 529-T	All F and 529-F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	3.50%	none	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00[1]	1.00%	none	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	529-A
Management fees	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%
Distribution and/or service (12b-1) fees	0.25	1.00	0.25	0.25	none	none	0.23
Other expenses[2]	0.10	0.10	0.10	0.17	0.14	0.04	0.15
Total annual fund operating expenses	0.58	1.33	0.58	0.65	0.37	0.27	0.61

Share class:	529-C	529-E	529-T	529-F-1	529-F-2	529-F-3	R-1
Management fees	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%
Distribution and/or service (12b-1) fees	1.00	0.50	0.25	0.25	none	none	1.00
Other expenses[2]	0.15	0.12	0.16	0.22	0.12	0.10	0.13
Total annual fund operating expenses	1.38	0.85	0.64	0.70	0.35	0.33	1.36

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%
Distribution and/or service (12b-1) fees	0.75	0.60	0.50	0.25	none	none	none
Other expenses[2]	0.38	0.24	0.18	0.14	0.19	0.08	0.04
Total annual fund operating expenses	1.36	1.07	0.91	0.62	0.42	0.31	0.27

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

2 Restated to reflect current fees.

1     The Income Fund of America / Prospectus

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class F-2, F-3, 529-F-2 or 529-F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	529-A	529-C	529-E	529-T	529-F-1	529-F-2	529-F-3	R-1
1 year	$631	$235	$308	$66	$38	$28	$410	$240	$87	$314	$72	$36	$34	$138
3 years	750	421	431	208	119	87	539	437	271	450	224	113	106	431
5 years	880	729	566	362	208	152	678	755	471	598	390	197	185	745
10 years	1,259	1,395	958	810	468	343	1,085	1,162	1,049	1,028	871	443	418	1,635

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C	529-C
1 year	$138	$109	$93	$63	$43	$32	$28		1 year	$135	$140
3 years	431	340	290	199	135	100	87		3 years	421	437
5 years	745	590	504	346	235	174	152		5 years	729	755
10 years	1,635	1,306	1,120	774	530	393	343		10 years	1,395	1,162

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 95% of the average value of its portfolio.

Principal investment strategies Normally the fund invests primarily in income-producing securities. These include equity securities, such as dividend-paying common stocks, and debt securities, such as interest-paying bonds.

Generally at least 60% of the fund’s assets will be invested in common stocks and other equity-type securities. However, the composition of the fund’s investments in equity, debt and cash or money market instruments may vary substantially depending on various factors, including market conditions. The fund may also invest up to 30% of its assets in common stocks and other equity-type securities of issuers domiciled outside the United States, including issuers in developing countries. In addition, the fund may invest up to 20% of its assets in lower quality, higher yielding nonconvertible debt securities (rated Ba1 and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser); such securities are sometimes referred to as “junk bonds.” The fund may also invest up to 10% of its assets in debt securities tied economically to countries outside the United States; however, these securities must be denominated in U.S. dollars.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers.

The Income Fund of America / Prospectus     2

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal risks This section describes the principal risks associated with investing in the fund. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

3     The Income Fund of America / Prospectus

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities which may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased

The Income Fund of America / Prospectus     4

risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. The S&P 500 Index reflects the equity market sectors in which the fund invests. The Bloomberg U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. Past investment results (before and after taxes) are not predictive of future investment results. Prior to October 30, 2020, certain fees, such as 12b-1 fees, were not charged on Class 529-F-1 shares. If these expenses had been deducted, results would have been lower. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

5     The Income Fund of America / Prospectus

Average annual total returns For the periods ended December 31, 2022:
Share class	Inception date	1 year	5 years	10 years	Lifetime
F-2 − Before taxes	8/1/2008	–6.22%	5.61%	7.69%	7.31%
− After taxes on distributions		–7.84	3.96	6.25	N/A
− After taxes on distributions and sale of fund shares		–2.70	4.11	5.89	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
A (with maximum sales charge)	12/1/1973	–11.80%	4.16%	6.86%	10.35%
C	3/15/2001	–8.01	4.60	6.82	6.70
F-1	3/15/2001	–6.49	5.33	7.40	6.96
F-3	1/27/2017	–6.12	5.72	N/A	6.76
529-A (with maximum sales charge)	2/15/2002	–9.75	4.59	7.03	6.88
529-C	2/19/2002	–8.05	4.57	7.00	6.90
529-E	2/25/2002	–6.67	5.11	7.16	6.77
529-F-1	9/17/2002	–6.31	5.57	7.64	7.85
529-F-2	10/30/2020	–6.24	N/A	N/A	9.91
529-F-3	10/30/2020	–6.21	N/A	N/A	9.95
R-1	6/17/2002	–7.15	4.57	6.63	6.30
R-2	5/31/2002	–7.16	4.57	6.64	6.14
R-2E	8/29/2014	–6.90	4.88	N/A	5.39
R-3	6/4/2002	–6.76	5.03	7.10	6.68
R-4	6/27/2002	–6.51	5.34	7.42	7.25
R-5E	11/20/2015	–6.32	5.57	N/A	7.07
R-5	5/15/2002	–6.20	5.67	7.75	7.24
R-6	5/1/2009	–6.16	5.72	7.80	9.87

Indexes	1 year	5 years	10 years	Lifetime (from Class F-2 inception)
65%/35% S&P 500 Index/Bloomberg U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	–16.06%	6.41%	8.65%	7.86%
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	–18.11	9.42	12.56	10.25
Bloomberg U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	–13.01	0.02	1.06	2.69
Class F-2 annualized 30–day yield at July 31, 2023: 4.00% (For current yield information, please call American Funds Service Company at (800) 421-4225 or visit capitalgroup.com.)

After-tax returns are shown only for Class F-2 shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-favored arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

The Income Fund of America / Prospectus     6

Management

Investment adviser Capital Research and Management Company
Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Hilda L. Applbaum Co-President and Trustee	26 years	Partner – Capital World Investors
Pramod Atluri Co-President	6 years	Partner – Capital Fixed Income Investors
David A. Daigle Senior Vice President	17 years	Partner – Capital Fixed Income Investors
Dimitrije M. Mitrinovic Senior Vice President	5 years	Partner – Capital World Investors
John R. Queen Senior Vice President	3 years	Partner – Capital Fixed Income Investors
Caroline Randall Co-President	3 years	Partner – Capital Research Global Investors
Anirudh Samsi Senior Vice President	8 years	Partner – Capital World Investors
Andrew B. Suzman Senior Vice President	24 years	Partner – Capital World Investors
Justin Toner Senior Vice President	5 years	Partner – Capital World Investors
Bradley J. Vogt Senior Vice President	3 years	Partner – Capital Research Global Investors
Shannon Ward Senior Vice President	6 years	Partner – Capital Fixed Income Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

7     The Income Fund of America / Prospectus

Investment objectives, strategies and risks The fund’s investment objectives are to provide you with current income while secondarily striving for capital growth. While it has no present intention to do so, the fund’s board may change the fund’s investment objectives without shareholder approval upon 60 days’ prior written notice to shareholders. Normally the fund invests primarily in income-producing securities. These include equity securities, such as dividend-paying common stocks, and debt securities, such as interest-paying bonds.

Generally at least 60% of the fund’s assets will be invested in common stocks and other equity-type securities. However, the composition of the fund’s investments in equity, debt and cash or money market instruments may vary substantially depending on various factors, including market conditions. The fund may also invest up to 30% of its assets in common stocks and other equity-type securities of issuers domiciled outside the United States, including issuers in developing countries. In addition, the fund may invest up to 20% of its assets in lower quality, higher yielding nonconvertible debt securities (rated Ba1 and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser); such securities are sometimes referred to as “junk bonds.” The fund may also invest up to 10% of its assets in debt securities tied economically to countries outside the United States; however, these securities must be denominated in U.S. dollars.

The fund may also hold cash or cash equivalents, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. For temporary defensive purposes, the fund may invest without limitation in such instruments. A larger percentage of such holdings could moderate the fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of the fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The fund may invest in certain other funds managed by the investment adviser or its affiliates (“Central Funds”) to more effectively invest in a diversified set of securities in a specific asset class such as money market instruments, bonds and other securities. Shares of Central Funds are only offered for purchase to the fund’s investment adviser and its affiliates and other funds, investment vehicles and accounts managed by the fund’s investment adviser and its affiliates. Central Funds do not charge management fees. As a result, the fund does not bear additional management fees when investing in Central Funds, but the fund does bear its proportionate share of Central Fund expenses. The investment results of the portions of the fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds.

The fund may also lend portfolio securities to brokers, dealers and other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned.

The Income Fund of America / Prospectus     8

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

The investment adviser may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. ESG factors may include, but are not limited to, environmental issues (e.g., water use, emission levels, waste, environmental remediation), social issues (e.g., human capital, health and safety, changing customer behavior) or governance issues (e.g., board composition, executive compensation, shareholder dilution).

The following are principal risks associated with investing in the fund.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

9     The Income Fund of America / Prospectus

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities which may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be

The Income Fund of America / Prospectus     10

more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

The following are additional risks associated with investing in the fund.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. The fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Exposure to country, region, industry or sector — Subject to the fund’s investment limitations, the fund may have significant exposure to a particular country, region, industry or sector. Such exposure may cause the fund to be more impacted by risks relating to and developments affecting the country, region, industry or sector, and thus its net asset value may be more volatile, than a fund without such levels of exposure. For example, if the fund has significant exposure in a particular country, then social,

11     The Income Fund of America / Prospectus

economic, regulatory or other issues that negatively affect that country may have a greater impact on the fund than on a fund that is more geographically diversified.

Interest rate risk — The values and liquidity of the securities held by the fund may be affected by changing interest rates. For example, the values of debt securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The fund may invest in variable and floating rate securities. When the fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, certain of the fund’s debt securities may not be able to maintain a positive yield and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss.

Lending of portfolio securities — Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all, which would interfere with the fund’s ability to vote proxies or settle transactions, and/or the risk of a counterparty default. Additionally, the fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected.

Cybersecurity breaches — The fund may be subject to operational and information security risks through breaches in cybersecurity. Cybersecurity breaches can result from deliberate attacks or unintentional events, including “ransomware” attacks, the injection of computer viruses or malicious software code, the use of vulnerabilities in code to gain unauthorized access to digital information systems, networks or devices, or external attacks such as denial-of-service attacks on the investment adviser’s or an affiliate’s website that could render the fund’s network services unavailable to intended end-users. These breaches may, among other things, lead to the unauthorized release of confidential information, misuse of the fund’s assets or sensitive information, the disruption of the fund’s operational capacity, the inability of fund shareholders to transact business, or the destruction of the fund’s physical infrastructure, equipment or operating systems. These events could cause the fund to violate applicable privacy and other laws and could subject the fund to reputational damage, additional costs associated with corrective measures and/or financial loss. The fund may also be subject

The Income Fund of America / Prospectus     12

to additional risks if its third-party service providers, such as the fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries, experience similar cybersecurity breaches and potential outcomes. Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value.

In addition to the principal investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of other risks related to the fund’s principal investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes The investment results table in this prospectus shows how the fund’s average annual total returns compare with various broad measures of market results. The 65%/35% S&P 500 Index/Bloomberg U.S. Aggregate Index blends the S&P 500 Index with the Bloomberg U.S. Aggregate Index by weighting their cumulative total returns at 65% and 35%, respectively. This assumes the blend is rebalanced monthly. The S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Bloomberg U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. Neither the Bloomberg U.S. Aggregate Index nor the 65%/35% S&P 500 Index/Bloomberg U.S. Aggregate Index was in existence when Capital Research and Management Company became the fund’s investment adviser; therefore, lifetime results are not shown.

Fund results All fund results in this prospectus reflect the reinvestment of dividends and capital gain distributions, if any. Unless otherwise noted, fund results reflect any fee waivers and/or expense reimbursements in effect during the periods presented.

Portfolio holdings Portfolio holdings information for the fund is available on our website at capitalgroup.com. A description of the fund’s policies and procedures regarding disclosure of information about its portfolio holdings is available in the statement of additional information.

13     The Income Fund of America / Prospectus

Management and organization

Investment adviser Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as the investment adviser to the fund and other funds, including the American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund to its investment adviser for the most recent fiscal year, as a percentage of average net assets, appears in the Annual Fund Operating Expenses table under “Fees and expenses of the fund.” As described more fully in the fund’s statement of additional information, the management fee is based on the daily net assets of the fund and the fund’s monthly gross investment income. A discussion regarding the basis for approval of the fund’s Investment Advisory and Service Agreement by the fund’s board of trustees is contained in the fund’s semi-annual report to shareholders for the fiscal period ended January 31, 2023.

Capital Research and Management Company manages equity assets through three equity investment divisions and fixed income assets through its fixed income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital International Investors, Capital Research Global Investors and Capital World Investors — make investment decisions independently of one another.

The equity investment divisions may, in the future, be incorporated as wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its fixed income investment division in the future and engage it to provide day-to-day investment management of fixed income assets. Capital Research and Management Company and each of the funds it advises have received an exemptive order from the U.S. Securities and Exchange Commission that allows Capital Research and Management Company to use, upon approval of the fund’s board, its management subsidiaries and affiliates to provide day-to-day investment management services to the fund, including making changes to the management subsidiaries and affiliates providing such services. The fund’s shareholders have approved this arrangement; however, there is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority granted to it under the exemptive order.

The Income Fund of America / Prospectus     14

The Capital SystemTM Capital Research and Management Company uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions. The table below shows the investment experience and role in management of the fund for each of the fund’s primary portfolio managers.

Portfolio manager	Investment experience	Experience in this fund	Role in management of the fund
Hilda L. Applbaum	Investment professional for 37 years in total; 29 years with Capital Research and Management Company or affiliate	26 years (plus 3 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
Pramod Atluri	Investment professional for 25 years in total; 8 years with Capital Research and Management Company or affiliate	6 years	Serves as a fixed income portfolio manager
David A. Daigle	Investment professional for 29 years, all with Capital Research and Management Company or affiliate	17 years (plus 11 years of prior experience as an investment analyst for the fund)	Serves as a fixed income portfolio manager
Dimitrije M. Mitrinovic	Investment professional for 21 years in total; 16 years with Capital Research and Management Company or affiliate	5 years (plus 9 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
John R. Queen	Investment professional for 34 years in total; 21 years with Capital Research and Management Company or affiliate	3 years	Serves as a fixed income portfolio manager
Caroline Randall	Investment professional for 26 years in total; 18 years with Capital Research and Management Company or affiliate	3 years	Serves as an equity portfolio manager

15     The Income Fund of America / Prospectus

Portfolio manager	Investment experience	Experience in this fund	Role in management of the fund
Anirudh Samsi	Investment professional for 27 years in total, 18 years with Capital Research and Management Company or affiliate	8 years (plus 10 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
Andrew B. Suzman	Investment professional for 30 years, all with Capital Research and Management Company or affiliate	24 years (plus 4 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
Justin Toner	Investment professional for 30 years in total; 22 years with Capital Research and Management Company or affiliate	5 years (plus 10 years of prior experience as an investment analyst for the fund)	Serves as an equity/fixed income portfolio manager
Bradley J. Vogt	Investment professional for 36 years, all with Capital Research and Management Company or affiliate	3 years (plus 15 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
Shannon Ward	Investment professional for 31 years in total; 6 years with Capital Research and Management Company or affiliate	6 years	Serves as a fixed income portfolio manager

Information regarding the portfolio managers’ compensation, their ownership of securities in the fund and other accounts they manage is in the statement of additional information.

The Income Fund of America / Prospectus     16

Certain privileges and/or services described on the following pages of this prospectus and in the statement of additional information may not be available to you, depending on your investment dealer or retirement plan recordkeeper. Please see your financial professional or retirement plan recordkeeper for more information.

Shareholder information

Shareholder services American Funds Service Company, the fund’s transfer agent, offers a wide range of services that you can use to alter your investment program should your needs or circumstances change. These services may be terminated or modified at any time upon 60 days’ prior written notice.

A more detailed description of policies and services is included in the fund’s statement of additional information and the owner’s guide sent to new American Funds shareholders entitled Welcome. Class 529 shareholders should also refer to the applicable program description for information on policies and services relating specifically to their account(s). These documents are available by writing to or calling American Funds Service Company.

17     The Income Fund of America / Prospectus

Unless otherwise noted or unless the context requires otherwise, references on the following pages to (i) Class A, C, T or F shares also refer to the corresponding Class 529-A, 529-C, 529-T or 529-F shares, (ii) Class F shares refer to Class F-1, F-2 and F-3 shares and (iii) Class R shares refer to Class R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6 shares.

Purchase, exchange and sale of shares The fund’s transfer agent, on behalf of the fund and American Funds Distributors,® the fund’s distributor, is required by law to obtain certain personal information from you or any other person(s) acting on your behalf in order to verify your or such person’s identity. If you do not provide the information, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially criminal activity, the fund and American Funds Distributors reserve the right to close your account or take such other action they deem reasonable or required by law.

When purchasing shares, you should designate the fund or funds in which you wish to invest. Subject to the exception below, if no fund is designated, your money will be held uninvested (without liability to the transfer agent for loss of income or appreciation pending receipt of proper instructions) until investment instructions are received, but for no more than three business days. Your investment will be made at the net asset value (plus any applicable sales charge, in the case of Class A or Class T shares) next determined after investment instructions are received and accepted by the transfer agent. If investment instructions are not received, your money will be invested in Class A shares (or, if you are investing through a financial intermediary who offers only Class T shares, in Class T shares) of American Funds® U.S. Government Money Market Fund on the third business day after receipt of your investment.

If the amount of your cash investment is $10,000 or less, no fund is designated, and you made a cash investment (excluding exchanges) within the last 16 months, your money will be invested in the same proportion and in the same fund or funds and in the same class of shares in which your last cash investment was made. If you only have one open fund, the money will be invested into such fund on the day received if the investment is otherwise in good order.

Different procedures may apply to certain employer-sponsored arrangements, including, but not limited to, SEPs and SIMPLE IRAs.

Valuing shares The net asset value of each share class of the fund is the value of a single share of that class. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. If the New York Stock Exchange makes a scheduled (e.g., the day after Thanksgiving) or an unscheduled close prior to 4 p.m. New York time, the net asset value of the fund will be determined at approximately the time the New York Stock Exchange closes on that day. If on such a day market quotations and prices from third-party pricing services are not based as of the time of the early close of the New York Stock Exchange but are as of a later time (up to approximately 4 p.m. New York time), for example because the market remains open after the close of the New York Stock Exchange, those later market quotations and prices will be used in determining the fund’s net asset value.

The Income Fund of America / Prospectus     18

Equity securities are valued primarily on the basis of market quotations, and debt securities are valued primarily on the basis of prices from third-party pricing services due to the lack of market quotations. Futures contracts are valued primarily on the basis of settlement prices. The fund’s portfolio investments are valued in accordance with procedures for making fair value determinations if market quotations are not readily available, including procedures to determine the representativeness of third-party vendor prices, or in the event market quotations or third-party vendor prices are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of the investment adviser, materially affect the value of any of the fund’s equity securities that trade principally in those international markets, those securities will be valued in accordance with fair value procedures. Similarly, fair value procedures will be employed if an issuer defaults on its debt securities and there is no market for its securities. Use of these procedures is intended to result in more appropriate net asset values and, where applicable, to reduce potential arbitrage opportunities otherwise available to short-term investors.

Because the fund may hold securities that are listed primarily on foreign exchanges that trade on weekends or days when the fund does not price its shares, the values of securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

Your shares will be purchased at the net asset value (plus any applicable sales charge, in the case of Class A or Class T shares) or sold at the net asset value next determined after American Funds Service Company receives your request, provided that your request contains all information and legal documentation necessary to process the transaction. Orders in good order received after the New York Stock Exchange closes (scheduled or unscheduled) will be processed at the net asset value (plus any applicable sales charge) calculated on the following business day. A contingent deferred sales charge may apply at the time you sell certain Class A and C shares.

Purchase of Class A and C shares You may generally open an account and purchase Class A and C shares by contacting any financial professional (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund’s shares. You may purchase additional shares in various ways, including through your financial professional and by mail, telephone, the Internet and bank wire.

Automatic conversion of Class C and Class 529-C shares Class C shares automatically convert to Class A shares in the month of the 8-year anniversary of the purchase date. Class 529-C shares automatically convert to Class 529-A shares, in the month of the 5-year anniversary of the purchase date. The Internal Revenue Service currently takes the position that such automatic conversions are not taxable. Should its position change, the automatic conversion feature may be suspended. If this were to happen, you would have the option of converting your Class C shares to Class A shares or your Class 529-C shares to Class 529-A shares at the anniversary date described above. This exchange would be based on the relative net asset values of the two classes in question, without the imposition of a sales charge or fee, but you might face certain tax consequences as a result.

Purchase of Class F shares You may generally open an account and purchase Class F shares only through fee-based programs of investment dealers that have special

19     The Income Fund of America / Prospectus

agreements with the fund’s distributor, through financial intermediaries that have been approved by, and that have special agreements with, the fund’s distributor to offer Class F shares to self-directed investment brokerage accounts that may charge a transaction fee, through certain registered investment advisors and through other intermediaries approved by the fund’s distributor. These intermediaries typically charge ongoing fees for services they provide. Intermediary fees are not paid by the fund and normally range from .75% to 1.50% of assets annually, depending on the services offered.

Class F-2, F-3, 529-F-2 and 529-F-3 shares may also be available on brokerage platforms of firms that have agreements with the fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class F-2, F-3, 529-F-2 or 529-F-3 shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of the fund are available in other share classes that have different fees and expenses.

In addition, upon approval by an officer of the fund’s investment adviser, Class F-3 shares (but not Class 529-F-3 shares) are available to institutional investors, which include, but are not limited to, charitable organizations, governmental institutions and corporations. For accounts held and serviced by the fund’s transfer agent the minimum investment amount is $1 million.

Purchase of Class 529 shares Class 529 shares may be purchased only through an account established with a 529 college savings plan managed by Capital Research and Management Company. You may open this type of account and purchase Class 529 shares by contacting any financial professional (who may impose transaction charges in addition to those described in this prospectus) authorized to sell such an account. You may purchase additional shares in various ways, including through your financial professional and by mail, telephone, the Internet and bank wire.

Class 529-E shares may be purchased only by employees participating through an eligible employer plan.

Accounts holding Class 529 shares are subject to a $10 account setup fee and an annual $10 account maintenance fee. These fees are waived until further notice.

Investors residing in any state may purchase Class 529 shares through an account established with a 529 college savings plan managed by Capital Research and Management Company. Class 529-A, 529-C, 529-T and 529-F shares are structured similarly to the corresponding Class A, C, T and F shares.

Purchase of Class R shares Class R shares are generally available only to retirement plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans. Class R shares also are generally available only to retirement plans for which plan level or omnibus accounts are held on the books of the fund. Class R-5E, R-5 and R-6 shares are generally available only to fee-based programs or through retirement plan intermediaries. Class R-3 and Class R-5E shares are available through the American Funds SIMPLE IRA Plus Program and other similar programs. In addition, Class R-5 and R-6 shares are available for investment by other registered investment companies and collective investment trusts approved by the fund’s investment adviser or distributor. Except as otherwise provided in this prospectus,

The Income Fund of America / Prospectus     20

Class R shares are generally not available for purchase to retail nonretirement accounts; traditional and Roth individual retirement accounts (IRAs); Coverdell Education Savings Accounts; SEPs, SARSEPs and SIMPLE IRAs held in brokerage accounts; and 529 college savings plans. Class R-6 shares are available to employer-sponsored SEPs, SARSEPs and SIMPLE IRAs held in fee-based programs that are serviced through retirement plan recordkeepers.

Purchases by employer-sponsored retirement plans Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell these classes of the fund’s shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan’s administrator or recordkeeper.

Class A shares are generally not available for retirement plans using the PlanPremier® or Recordkeeper Direct® recordkeeping programs. These programs are proprietary recordkeeping solutions for small retirement plans.

Employer-sponsored retirement plans that are eligible to purchase Class R shares may instead purchase Class A shares and pay the applicable Class A sales charge, provided that their recordkeepers can properly apply a sales charge on plan investments. These plans are not eligible to make initial purchases of $1 million or more in Class A shares and thereby invest in Class A shares without a sales charge, nor are they eligible to establish a statement of intention that qualifies them to purchase Class A shares without a sales charge. More information about statements of intention can be found under “Sales charge reductions and waivers” in this prospectus. Plans investing in Class A shares with a sales charge may purchase additional Class A shares in accordance with the sales charge table in this prospectus.

Employer-sponsored retirement plans that invested in American Funds Class A shares without any sales charge before April 1, 2004, and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value, may continue to purchase American Funds Class A shares without any initial or contingent deferred sales charge.

A 403(b) plan may not invest in American Funds Class A or C shares unless it was invested in Class A or C shares before January 1, 2009.

21     The Income Fund of America / Prospectus

Purchase minimums and maximums Purchase minimums described in this prospectus may be waived in certain cases. Minimums are currently waived for purchases of Class F-2 and F-3 shares held under fee-based programs. In addition, the fund reserves the right to redeem the shares of any shareholder for their then current net asset value per share if the shareholder’s aggregate investment in the fund falls below the fund’s minimum initial investment amount. See the statement of additional information for details.

For accounts established with an automatic investment plan, the initial purchase minimum of $250 may be waived if the purchases (including purchases through exchanges from another fund) made under the plan are sufficient to reach $250 within five months of account establishment.

The effective purchase maximums for Class 529-A, 529-C, 529-E, 529-T and 529-F shares will reflect the maximum applicable contribution limits under state law. See the applicable program description for more information.

The purchase maximum for Class C shares is $500,000 per transaction. In addition, if you have significant American Funds holdings, you may not be eligible to invest in Class C or 529-C shares. Specifically, you may not purchase Class C or 529-C shares if you are eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (that is, at net asset value). See “Sales charge reductions and waivers” in this prospectus and the statement of additional information for more details regarding sales charge discounts.

The Income Fund of America / Prospectus     22

Exchange Except for Class T shares or as otherwise described in this prospectus, you may exchange your shares for shares of the same class of other American Funds without a sales charge. Class A, C, T or F shares of any American Fund (other than American Funds U.S. Government Money Market Fund, as described below) may be exchanged for the corresponding 529 share class without a sales charge. Exchanges from Class A, C, T or F shares to the corresponding 529 share class, particularly in the case of Uniform Gifts to Minors Act or Uniform Transfers to Minors Act custodial accounts, may result in significant legal and tax consequences, as described in the applicable program description. Please consult your financial professional before making such an exchange.

Except as indicated above, Class T shares are not eligible for exchange privileges. Accordingly, an exchange of your Class T shares for Class T shares of any other American Funds will normally be subject to any applicable sales charges.

Exchanges of shares from American Funds U.S. Government Money Market Fund initially purchased without a sales charge to shares of other American Funds will be subject to the appropriate sales charge applicable to the other fund, unless the American Funds U.S. Government Money Market Fund shares were acquired by an exchange from a fund having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions. For purposes of computing the contingent deferred sales charge on Class C shares, the length of time you have owned your shares will be measured from the first day of the month in which shares were purchased and will not be affected by any permitted exchange.

Exchanges have the same tax consequences as ordinary sales and purchases. For example, to the extent you exchange shares held in a taxable account that are worth more now than what you paid for them, the gain will be subject to taxation.

See “Transactions by telephone, fax or the Internet” in the section “How to sell shares” of this prospectus for information regarding electronic exchanges.

Please see the statement of additional information for details and limitations on moving investments in certain share classes to different share classes and on moving investments held in certain accounts to different accounts.

How to sell shares

You may sell (redeem) shares in any of the following ways:

Employer-sponsored retirement plans

Shares held in eligible retirement plans may be sold through the plan’s administrator or recordkeeper.

Through your dealer or financial advisor (certain charges may apply)

· Shares held for you in your dealer’s name must be sold through the dealer.

· Class F shares must be sold through intermediaries such as dealers or financial advisors.

Writing to American Funds Service Company

· Requests must be signed by the registered shareholder(s).

· A signature guarantee is required if the redemption is:

— more than $125,000;

— made payable to someone other than the registered shareholder(s); or

23     The Income Fund of America / Prospectus

— sent to an address other than the address of record or to an address of record that has been changed within the previous 10 days.

· American Funds Service Company reserves the right to require signature guarantee(s) on any redemption.

· Additional documentation may be required for redemptions of shares held in corporate, partnership or fiduciary accounts.

Telephoning or faxing American Funds Service Company or using the Internet

· Redemptions by telephone, fax or the Internet (capitalgroup.com) are limited to $125,000 per American Funds shareholder each day.

· Checks must be made payable to the registered shareholder.

· Checks must be mailed to an address of record that has been used with the account for at least 10 days.

The fund typically expects to remit redemption proceeds one business day following receipt and acceptance of a redemption order, regardless of the method the fund uses to make such payment (e.g., check, wire or automated clearing house transfer). However, payment may take longer than one business day and may take up to seven days as generally permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the fund may be permitted to pay redemption proceeds beyond seven days under certain limited circumstances. In addition, if you recently purchased shares and subsequently request a redemption of those shares, the fund will pay the available redemption proceeds once a sufficient period of time has passed to reasonably ensure that checks or drafts, including certified or cashier’s checks, for the shares purchased have cleared (normally seven business days from the purchase date).

Under normal conditions, the fund typically expects to meet shareholder redemptions by monitoring the fund’s portfolio and redemption activities and by regularly holding a reserve of highly liquid assets, such as cash or cash equivalents. The fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the fund’s custodian bank, borrowing from a line of credit or from other funds advised by the investment adviser or its affiliates, and making payment with fund securities or other fund assets rather than in cash (as further discussed in the following paragraph).

Although payment of redemptions normally will be in cash, the fund’s declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of trustees. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. In general, in-kind redemptions to affiliated shareholders will as closely as practicable represent the affiliated shareholder’s pro rata share of the fund’s securities, subject to certain exceptions. Securities distributed in-kind to unaffiliated shareholders will be selected by the investment adviser in a manner the investment adviser deems to be fair and reasonable to the fund’s shareholders. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain subject to market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with

The Income Fund of America / Prospectus     24

illiquid or less liquid securities, you will bear the risk of not being able to sell such securities.

Transactions by telephone, fax or the Internet Generally, you are automatically eligible to redeem or exchange shares by telephone, fax or the Internet, unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax or Internet services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges, provided that American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, American Funds Service Company and/or the fund may be liable for losses due to unauthorized or fraudulent instructions.

Frequent trading of fund shares The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. The fund is not designed to serve as a vehicle for frequent trading. Frequent trading of fund shares may lead to increased costs to the fund and less efficient management of the fund’s portfolio, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity, that the fund or American Funds Distributors has determined could involve actual or potential harm to the fund may be rejected.

The fund, through its transfer agent, American Funds Service Company, maintains surveillance procedures that are designed to detect frequent trading in fund shares. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the fund will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts and to comply with applicable laws.

Under the fund’s frequent trading policy, certain trading activity will not be treated as frequent trading, such as:

· transactions in Class 529 shares;

· purchases and redemptions by investment companies managed or sponsored by the fund’s investment adviser or its affiliates, including reallocations and transactions allowing the investment company to meet its redemptions and purchases;

· retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system;

25     The Income Fund of America / Prospectus

· purchase transactions involving in-kind transfers of shares of the fund, rollovers, Roth IRA conversions and IRA recharacterizations, if the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions; and

· systematic redemptions and purchases, if the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase.

Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

American Funds Service Company will work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts and bank trust companies) to apply their own procedures, provided that American Funds Service Company believes the intermediary’s procedures are reasonably designed to enforce the frequent trading policies of the fund. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you.

If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If American Funds Service Company is not satisfied that the intermediary has taken appropriate action, American Funds Service Company may terminate the intermediary’s ability to transact in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the fund’s surveillance procedures described above, all transactions in fund shares remain subject to the right of the fund, American Funds Distributors and American Funds Service Company to restrict potentially abusive trading generally, including the types of transactions described above that will not be prevented. See the statement of additional information for more information about how American Funds Service Company may address other potentially abusive trading activity in American Funds.

The Income Fund of America / Prospectus     26

Distributions and taxes

Dividends and distributions The fund intends to distribute dividends to you, usually in March, June, September and December.

Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or other American Funds, or you may elect to receive them in cash. Dividends and capital gain distributions for 529 share classes and retirement plan shareholders will be reinvested automatically.

Taxes on dividends and distributions For federal tax purposes, dividends and distributions of short-term capital gains are taxable as ordinary income. If you are an individual and meet certain holding period requirements with respect to your fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the fund to you. The fund’s distributions of net long-term capital gains are taxable as long-term capital gains. Any dividends or capital gain distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.

Dividends and capital gain distributions that are automatically reinvested in a tax-favored retirement or education savings account do not result in federal or state income tax at the time of reinvestment.

Taxes on transactions Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

Exchanges within a tax-favored retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Shareholder fees Fees borne directly by the fund normally have the effect of reducing a shareholder’s taxable income on distributions.

Please see your tax advisor for more information. Holders of Class 529 shares should refer to the applicable program description for more information regarding the tax consequences of selling Class 529 shares.

Choosing a share class The fund offers different classes of shares through this prospectus. The services or share classes available to you may vary depending upon how you wish to purchase shares of the fund.

Each share class represents an investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. For example, while Class F-1 shares are subject to 12b-1 fees and subtransfer agency fees payable to third-party service providers, Class F-2 shares are subject only to subtransfer agency fees payable to third-party service providers (and not 12b-1 fees) and Class F-3 shares are not subject to any such additional fees. The different fee structures allow the investor to choose how to pay for advisory platform expenses. Class R shares offer different levels of 12b-1 and recordkeeping fees so that a

27     The Income Fund of America / Prospectus

plan can choose the class that best meets the cost associated with obtaining investment related services and participant level recordkeeping for the plan. When you purchase shares of the fund for an individual-type account, you should choose a share class. If none is chosen, your investment will be made in Class A shares or, in the case of a 529 plan investment, Class 529-A shares (or, if you are investing through a financial intermediary who offers only Class T and 529-T shares, your investment will be made in Class T or Class 529-T shares, as applicable).

Factors you should consider when choosing a class of shares include:

· how long you expect to own the shares;

· how much you intend to invest;

· total expenses associated with owning shares of each class;

· whether you qualify for any reduction or waiver of sales charges (for example, Class A or 529-A or Class T or 529-T shares may be a less expensive option over time, particularly if you qualify for a sales charge reduction or waiver);

· whether you want or need the flexibility to effect exchanges among American Funds without the imposition of a sales charge (for example, while Class A shares offer such exchange privileges, Class T shares do not);

· whether you plan to take any distributions in the near future (for example, the contingent deferred sales charge will not be waived if you sell your Class 529-C shares to cover higher education expenses); and

· availability of share classes:

— Class C shares are not available to retirement plans that do not currently invest in such shares and that are eligible to invest in Class R shares, including retirement plans established under Internal Revenue Code Sections 401(a) (including 401(k) plans), 403(b) or 457;

— Class F and 529-F shares are available, as applicable, (i) to fee-based programs of investment dealers that have special agreements with the fund’s distributor, (ii) to financial intermediaries that have been approved by, and that have special agreements with, the fund’s distributor to offer Class F and 529-F shares to self-directed investment brokerage accounts that may charge a transaction fee, (iii) to certain registered investment advisors and (iv) to other intermediaries approved by the fund’s distributor;

— Class F-3 shares (but not Class 529-F-3 shares) are also available to institutional investors, which include, but are not limited to, charitable organizations, governmental institutions and corporations. For accounts held and serviced by the fund’s transfer agent the minimum investment amount is $1 million; and

— Class R shares are available (i) to retirement plans established under Internal Revenue Code Sections 401(a) (including 401(k) plans), 403(b) or 457, (ii) to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans, (iii) to certain institutional investors (including, but not limited to, certain charitable organizations), (iv) to certain registered investment companies approved by the fund’s investment adviser or distributor and (v) to other institutional-type accounts.

Each investor’s financial considerations are different. You should speak with your financial professional to help you decide which share class is best for you.

The Income Fund of America / Prospectus     28

Sales charges

Class A and 529-A shares The initial sales charge you pay each time you buy Class A or 529-A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

Class A shares

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more and certain other investments described below	none	none	see below

Class 529-A shares

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more and certain other investments described below	none	none	see below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A or 529-A shares may be higher or lower than the 1% charge described below due to rounding.

29     The Income Fund of America / Prospectus

Except as provided below, investments in Class A shares of $1 million or more will be subject to a 1% contingent deferred sales charge if the shares are sold within 18 months of purchase. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

Class A share purchases not subject to sales charges The following investments are not subject to any initial or contingent deferred sales charge if American Funds Service Company is properly notified of the nature of the investment:

· investments made by accounts that are part of qualified fee-based programs that purchased Class A shares before the discontinuation of the relevant investment dealer’s load-waived Class A share program with American Funds and that continue to be held through fee-based programs;

· rollover investments from retirement plans to IRAs that are described in the “Rollovers from retirement plans to IRAs” section of this prospectus; and

· investments made by accounts held at American Funds Service Company that are no longer associated with a financial professional may invest in Class A shares without a sales charge. This includes retirement plans investing in Class A shares, where the plan is no longer associated with a financial professional. SIMPLE IRAs and 403(b) custodial accounts that are aggregated at the plan level for Class A sales charge purposes are not eligible to invest without a sales charge under this policy.

The distributor may pay dealers a commission of up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its plans of distribution (see “Plans of distribution” in this prospectus).

A transfer from the Virginia Prepaid Education ProgramSM or the Virginia Education Savings TrustSM to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer. Investment dealers will be compensated solely with an annual service fee that begins to accrue immediately.

If requested, American Funds Class A shares will be sold at net asset value to:

(1) currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(2) the supervised persons of currently registered investment advisory firms (“RIAs”) and assistants directly employed by such RIAs, retired supervised persons of RIAs with respect to accounts established while a supervised person (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law

The Income Fund of America / Prospectus     30

and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(3) insurance company separate accounts;

(4) accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(5) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

(6) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.;

(7) full-time employees of banks that have sales agreements with American Funds Distributors who are solely dedicated to directly supporting the sale of mutual funds; and

(8) current or former clients of Capital Group Private Client Services and their family members who purchase their shares through Capital Group Private Client Services or American Funds Service Company.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account. Depending on the financial intermediary holding your account, these privileges may be unavailable. Investors should consult their financial intermediary for further information.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of The Capital Group Companies, Inc. and its affiliates. Please see the statement of additional information for further details.

Class C shares Class C shares are sold without any initial sales charge. American Funds Distributors pays 1% of the amount invested to dealers who sell Class C shares. A contingent deferred sales charge of 1% applies if Class C shares are sold within one year of purchase. The contingent deferred sales charge is eliminated one year after purchase.

Any contingent deferred sales charge paid by you on sales of Class C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.

31     The Income Fund of America / Prospectus

Class T shares The initial sales charge you pay each time you buy Class T shares differs depending upon the amount you invest and may be reduced for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested
Less than $250,000	2.50%	2.56%
$250,000 but less than $500,000	2.00	2.04
$500,000 but less than $1 million	1.50	1.52
$1 million or more	1.00	1.01

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares.

Class 529-E and Class F shares Class 529-E and Class F shares (including Class 529-F shares) are sold without any initial or contingent deferred sales charge.

Class R shares Class R shares are sold without any initial or contingent deferred sales charge. The distributor will pay dealers annually asset-based compensation of up to 1.00% for sales of Class R-1 shares, up to .75% for Class R-2 shares, up to .60% for Class R-2E shares, up to .50% for Class R-3 shares and up to .25% for Class R-4 shares. No dealer compensation is paid from fund assets on sales of Class R-5E, R-5 or R-6 shares. The fund may reimburse the distributor for these payments through its plans of distribution.

See “Plans of distribution” in this prospectus for ongoing compensation paid to your financial professional for all share classes.

Contingent deferred sales charges Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Contingent deferred sales charge waivers” in the “Sales charge reductions and waivers” section of this prospectus. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest.

The Income Fund of America / Prospectus     32

Sales charge reductions and waivers To receive a reduction in your Class A initial sales charge, you must let your financial professional or American Funds Service Company know at the time you purchase shares that you qualify for such a reduction. If you do not let your financial professional or American Funds Service Company know that you are eligible for a reduction, you may not receive the sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your financial professional or American Funds Service Company with information and records (including account statements) of all relevant accounts invested in American Funds. You may need to invest directly through American Funds Service Company in order to receive the sales charge waivers described in this prospectus. Investors should consult their financial intermediary for further information. Certain financial intermediaries that distribute shares of American Funds may impose different sales charge waivers than those described in this prospectus. Such variations in sales charge waivers are described in an appendix to this prospectus titled “Sales charge waivers.” Note that such sales charge waivers and discounts offered through a particular intermediary, as set forth in the appendix to this prospectus, are implemented and administered solely by that intermediary. Please contact the applicable intermediary to ensure that you understand the steps you must take in order to qualify for any available waivers or discounts.

In addition to the information in this prospectus, you may obtain more information about share classes, sales charges and sales charge reductions and waivers through a link on the home page of our website at capitalgroup.com, from the statement of additional information or from your financial professional.

Reducing your Class A initial sales charge Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse — or equivalent, if recognized under local law, your children under the age of 21 or disabled adult dependents covered by ABLE accounts) may combine all of your American Funds investments to reduce Class A sales charges. In addition, two or more retirement plans of an employer or an employer’s affiliates may combine all of their American Funds investments to reduce Class A sales charges. However, for this purpose, investments representing direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. Following are different ways that you may qualify for a reduced Class A sales charge:

Aggregating accounts To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts, such as:

· individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Rollovers from retirement plans to IRAs” below);

· SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors;

· business accounts solely controlled by you or your immediate family (for example, you own the entire business);

33     The Income Fund of America / Prospectus

· trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

· endowments or foundations established and controlled by you or your immediate family; or

· 529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

· for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

· made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

· for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

· for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

· for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Rollovers from retirement plans to IRAs” below), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

· for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Joint accounts may be aggregated with other accounts belonging to the primary owner and/or his or her immediate family. The primary owner of a joint account is the individual responsible for taxes on the account.

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual-type accounts.

Concurrent purchases You may reduce your Class A sales charge by combining simultaneous purchases (including, upon your request, purchases for gifts) of all classes of shares in American Funds. Shares of American Funds U.S. Government Money Market Fund purchased through an exchange, reinvestment or

The Income Fund of America / Prospectus     34

cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of American Funds to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial professional or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e., at net asset value).

If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American Legacy accounts.

You should retain any records necessary to substantiate the historical amounts you have invested.

Statement of intention You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention is a nonbinding commitment that allows you to combine all purchases of all American Funds share classes (excluding

35     The Income Fund of America / Prospectus

American Funds U.S. Government Money Market Fund) that you intend to make over a 13-month period to determine the applicable sales charge; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gains do not count as purchases made during the statement period. Your accumulated holdings (as described and calculated under “Rights of accumulation” above) eligible to be aggregated as of the day immediately before the start of the statement period may be credited toward satisfying the statement. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the statement period do not qualify you for the applicable sales charge reduction. Employer-sponsored retirement plans are restricted from establishing statements of intention. See the discussion regarding employer-sponsored retirement plans under “Purchase, exchange and sale of shares” in this prospectus for more information.

The statement of intention period starts on the date on which your first purchase made toward satisfying the statement of intention is processed. Your accumulated holdings (as described above under “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the statement of intention period may be credited toward satisfying the statement of intention.

You may revise the commitment you have made in your statement of intention upward at any time during the statement of intention period. If your prior commitment has not been met by the time of the revision, the statement of intention period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised statement of intention. If your prior commitment has been met by the time of the revision, your original statement of intention will be considered met and a new statement of intention will be established.

The statement of intention will be considered completed if the shareholder dies within the 13-month statement of intention period. Commissions to dealers will not be adjusted or paid on the difference between the statement of intention amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a statement of intention, shares equal to 5% of the dollar amount specified in the statement of intention may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by American Funds Service Company. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified statement of intention period the investments made during the statement period will be adjusted to reflect the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the statement period will receive a corresponding commission adjustment if appropriate.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a statement of intention.

The Income Fund of America / Prospectus     36

Shareholders purchasing shares at a reduced sales charge under a statement of intention indicate their acceptance of these terms and those in the prospectus with their first purchase.

Reducing your Class T initial sales charge Consistent with the policies described in this prospectus, the initial sales charge you pay each time you buy Class T shares may differ depending upon the amount you invest and may be reduced for larger purchases. Additionally, Class T shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge. Sales charges on Class T shares are applied on a transaction-by-transaction basis, and, accordingly, Class T shares are not eligible for any other sales charge waivers or reductions, including through the aggregation of Class T shares concurrently purchased by other related accounts or in other American Funds. The sales charge applicable to Class T shares may not be reduced by establishing a statement of intention, and rights of accumulation are not available for Class T shares.

Right of reinvestment If you notify American Funds Service Company prior to the time of reinvestment, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the same fund or other American Funds, provided that the reinvestment occurs within 90 days after the date of the redemption, dividend payment or distribution and is made into the same account from which you redeemed the shares or received the dividend payment or distribution. If the account has been closed, you may reinvest without a sales charge if the new receiving account has the same registration as the closed account and the reinvestment is made within 90 days after the date of redemption, dividend payment or distribution.

Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption, dividend payment or distribution was made. Any contingent deferred sales charge on Class A or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in American Funds U.S. Government Money Market Fund that are reinvested in other American Funds will be subject to a sales charge.

Proceeds will be reinvested at the next calculated net asset value after your request is received by American Funds Service Company, provided that your request contains all information and legal documentation necessary to process the transaction. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. This paragraph does not apply to certain rollover investments as described under “Rollovers from retirement plans to IRAs” in this prospectus. Depending on the financial intermediary holding your account, your reinvestment privileges may be unavailable or differ from those described in this prospectus. Investors should consult their financial intermediary for further information.

Contingent deferred sales charge waivers The contingent deferred sales charge on Class A and C shares will be waived in the following cases:

· permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

· tax-free returns of excess contributions to IRAs;

37     The Income Fund of America / Prospectus

· redemptions due to death or postpurchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities);

· in the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies American Funds Service Company of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a contingent deferred sales charge; however, redemptions made after American Funds Service Company is notified of the death of a joint tenant will be subject to a contingent deferred sales charge;

· for 529 share classes only, redemptions due to a beneficiary’s death, postpurchase disability or receipt of a scholarship (to the extent of the scholarship award);

· redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document;

· shares redeemed at the discretion of American Funds Service Company for accounts that do not meet the fund’s minimum investment requirements, as described in this prospectus; and

· the following types of transactions, if they do not exceed 12% of the value of an account annually:

— required minimum distributions taken from retirement accounts in accordance with IRS regulations; and

— redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in the statement of additional information). For each AWP payment, assets that are not subject to a contingent deferred sales charge, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a contingent deferred sales charge to cover a particular AWP payment, shares subject to the lowest contingent deferred sales charge will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a contingent deferred sales charge may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

The contingent deferred sales charge on American Funds Class A shares may be waived in cases where the fund’s transfer agent determines the benefit to the fund of collecting the contingent deferred sales charge would be outweighed by the cost of applying it.

Contingent deferred sales charge waivers are allowed only in the cases listed here and in the statement of additional information. For example, contingent deferred sales charge waivers will not be allowed on redemptions of Class 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica

The Income Fund of America / Prospectus     38

does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by Virginia529 as an option for additional investment within CollegeAmerica.

To have your Class A or C contingent deferred sales charge waived, you must inform your financial professional or American Funds Service Company at the time you redeem shares that you qualify for such a waiver.

Other sales charge waivers Purchases of Class A and 529-A shares through a self-clearing broker-dealer firm generally incur a sales charge. However, self-clearing broker-dealer firms may (i) offer 529-A shares purchased through a rollover from another 529 plan at net asset value (“529 rollover”), (ii) invest a recontribution of a refunded qualified education expense in 529-A shares without a sales charge (“refunded 529 expense”) or (iii) extend the 90 day right of reinvestment to allow reinvestment in Class A shares without a sales charge in cases where fund shareholders request reinvestment of a required minimum distribution from an Individual Retirement Account if such requirement is waived by regulation or legislation (“waived RMD reinvestment”), provided that the self-clearing broker-dealer firm has specific language in this prospectus to such effect. If a self-clearing firm does not have their own policies listed in the prospectus, 529 rollovers, refunded 529 expenses and waived RMD reinvestments are not available without a sales charge. Firm specific language is located in the Appendix to the prospectus. A self-clearing broker-dealer firm is a firm that holds some or all of the assets in your account, executes trades for the assets held on its platform internally rather than through the fund’s transfer agent or a third-party clearing firm and provides account statements and tax reporting to you. The largest broker-dealer firms are typically self-clearing. For all other broker-dealer firms, shares purchased through a 529 rollover, refunded 529 expense or a waived RMD reinvestment are available at net asset value.

For accounts held with the fund’s transfer agent, purchases of shares through 529 rollovers, refunded 529 expenses and waived RMD reinvestments are not subject to sales charges. If you have any questions, ask your financial professional whether Class A or 529-A shares purchased through these policies are available without a sales charge.

Recontributions or waived RMD investments distributed from Class 529-C or Class C shares will be reinvested in the same share class from which the distribution was made. In addition, any contingent deferred sales change paid on Class 529-A/Class A and Class 529-C/Class C share distributions under these policies will be credited to your account when reinvested.

Waivers of all or a portion of the contingent deferred sales charge on Class C and 529-C shares and the sales charge on Class A and 529-A shares will be granted for transactions requested by financial intermediaries as a result of (i) pending or anticipated regulatory matters that require investor accounts to be moved to a different share class or (ii) conversions of IRAs from brokerage to advisory accounts investing in Class F shares in cases where new investments in brokerage IRA accounts have been restricted by the intermediary.

39     The Income Fund of America / Prospectus

Rollovers from retirement plans to IRAs Assets from retirement plans may be invested in Class A, C or F shares through an IRA rollover, subject to the other provisions of this prospectus. Class C shares are not available if the assets are being rolled over from investments held in American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs.

Rollovers to IRAs from retirement plans that are rolled into Class A shares will be subject to applicable sales charges. The following rollovers to Class A shares will be made without a sales charge:

· rollovers to Capital Bank and Trust Company IRAs if the assets were invested in any fund managed by the investment adviser or its affiliates at the time of distribution;

· rollovers to IRAs from 403(b) plans with Capital Bank and Trust Company as custodian; and

· rollovers to Capital Bank and Trust Company IRAs from investments held in American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs.

IRA rollover assets that roll over without a sales charge as described above will not be subject to a contingent deferred sales charge, and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. All other rollovers invested in Class A shares, as well as future contributions to the IRA, will be subject to sales charges and to the terms and conditions generally applicable to Class A share investments as described in this prospectus and in the statement of additional information.

Purchases by SEP plans and SIMPLE IRA plans Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) will be aggregated at the plan level for Class A sales charge purposes if an employer adopts a prototype plan produced by American Funds Distributors or (a) the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal or the contributions are identified as related to the same plan; (b) each transmittal is accompanied by checks or wire transfers and generally must be submitted through the transfer agent’s automated contribution system if held on the fund’s books; and (c) if the fund is expected to carry separate accounts in the name of each plan participant and (i) the employer or plan sponsor notifies the funds’ transfer agent or the intermediary holding the account that the separate accounts of all plan participants should be linked and (ii) all new participant accounts are established by submitting the appropriate documentation on behalf of each new participant. Participant accounts in a SEP or SIMPLE plan that are eligible to aggregate their assets at the plan level may not also aggregate the assets with their individual accounts.

Purchases by certain 403(b) plans A 403(b) plan may not invest in American Funds Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an

The Income Fund of America / Prospectus     40

employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that was established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Moving between accounts American Funds investments by certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include:

· redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

· required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

· death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

These privileges are generally available only if your account is held directly with the fund’s transfer agent or if the financial intermediary holding your account has the systems, policies and procedures to support providing the privileges on its systems. Investors should consult their financial intermediary for further information.

Plans of distribution The fund has plans of distribution, or “12b-1 plans,” for certain share classes under which it may finance activities intended primarily to sell shares, provided that the categories of expenses are approved in advance by the fund’s board of trustees. The plans provide for payments, based on annualized percentages of average daily net assets, of:

Up to:	Share class(es)
0.25%	Class A shares
0.50%	Class T, F-1, 529-A, 529-T, 529-F-1 and R-4 shares
0.75%	Class 529-E and R-3 shares
0.85%	Class R-2E shares
1.00%	Class C, 529-C, R-1 and R-2 shares

For all share classes indicated above, up to .25% may be used to pay service fees to qualified dealers for providing certain shareholder services. The amount remaining for each share class, if any, may be used for distribution expenses.

The 12b-1 fees paid by each applicable share class of the fund, as a percentage of average net assets for the most recent fiscal year, are indicated in the Annual Fund Operating Expenses table under “Fees and expenses of the fund” in this prospectus. Since these fees are paid out of the fund’s assets on an ongoing basis, over time they may cost you more than paying other types of sales charges or service fees and reduce the return on your investment. The higher fees for Class C shares may cost you more over time than paying the initial sales charge for Class A or T shares.

41     The Income Fund of America / Prospectus

Other compensation to dealers American Funds Distributors, at its expense, provides additional compensation to investment dealers. These payments may be made, at the discretion of American Funds Distributors, to no more than the top 60 dealers (or their affiliates) with which it has a substantive distribution relationship involving the sale of American Funds. The amount will be determined using a formula applied consistently to dealers based on their assets under management. The level of payments made to a qualifying firm under the formula will not exceed .035% of eligible American Funds assets attributable to that dealer. Eligible assets are all American Funds assets other than Class R shares, Class F-3 shares, Class F shares held in IRAs and shares held in certain retirement accounts. Dealers may direct American Funds Distributors to exclude additional assets. In addition to the asset-based payment, American Funds Distributors provides $5 million to certain firms based on their engagement with American Funds Distributors and the level of American Funds assets under management at each such firm to recognize the commitment each of those firms has made to collaborating with American Funds Distributors on achieving advisor training and education objectives. In 2022, American Funds Distributors paid this amount to the following firms:

Edward Jones	Morgan Stanley Wealth Management
LPL Financial LLC	Raymond James Group
Merrill Lynch, Pierce, Fenner & Smith	Wells Fargo Advisors

American Funds Distributors compensates the firms to support various efforts, including, among other things, to:

· help defray the costs incurred by qualifying dealers in connection with efforts to educate financial professionals about American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs;

· help defray the costs associated with the dealer firms’ provision of account related services and activities and support the dealer firms’ distribution activities; and

· support meetings, conferences or other training and educational events hosted by the firm, and obtain relevant data regarding financial professional activities to facilitate American Funds Distributors’ training and education activities.

American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments. Firms receiving additional compensation payments must sign a letter acknowledging the purpose of the payment and generally requiring the firms to (1) perform the due diligence necessary to include American Funds on their platform, (2) not provide financial professionals, branch managers or associated persons with any financial incentives to promote the sales of one approved fund group over another approved group, (3) provide opportunities for their clients to obtain individualized advice, (4) provide American Funds Distributors broad access to their financial professionals and product platforms and work together on mutual business objectives, and (5) work with the fund’s transfer agent to promote operational efficiencies and to facilitate necessary communication between American Funds and the firm’s clients who own shares of American Funds.

Separately, American Funds Distributors has identified certain firms that provide a self-directed platform for the public as well as clearing, custody and recordkeeping services for certain other intermediaries. In lieu of the formula described above, these firms receive up to .018% of assets under administration (excluding assets where the firm acts

The Income Fund of America / Prospectus     42

as a fiduciary and Class R shares). Firms may direct American Funds Distributors to exclude additional assets.

In addition to compensation through the formulas described above, American Funds Distributors makes payments to certain financial intermediaries for client account maintenance support, statement preparation, and transaction processing. These payments are based on the average daily net asset value of fund shares held by the intermediary and are in addition to any amounts paid by the fund.

American Funds Distributors also provides compensation for, among other things, data (including fees to obtain information on financial professionals to better tailor training and education opportunities), operational improvements, support for transaction fees, technology enhancements and specific training, education and marketing opportunities. The largest payments by American Funds Distributors in 2022 for these services are listed below. In addition to the payments listed below, American Funds Distributors made payments to other firms, and in no case did any such payment exceed $100,000.

Cetera	$125,000
Fidelity Investments	$2,020,000
Lincoln Network	$130,000
LPL Financial LLC	$2,230,000
Morgan Stanley Wealth Management	$1,150,000
Principal Life Insurance Company	$200,000
UBS Financial Services Inc.	$330,000
Wells Fargo Advisors	$450,000

American Funds Distributors also pays expenses associated with meetings and other training and educational opportunities conducted by selling dealers, advisory platform providers and other intermediaries to facilitate educating financial professionals and shareholders about American Funds.

American Funds Distributors pays the recordkeepers listed below up to $1.5 million annually for product services, platform consideration, participation at recordkeeper-sponsored events and co-branding and other marketing services. The amount of the payment is based on the level of services and the access provided by the recordkeeper.

Empower (Great West Life & Annuity Insurance Company)	Nationwide
John Hancock	Transamerica

If investment advisers, distributors or other affiliates of mutual funds pay additional compensation or other incentives to investment dealers in differing amounts, dealer firms and their financial professionals may have financial incentives for recommending a particular mutual fund over other mutual funds or investments, creating a potential conflict of interest. You should consult with your financial professional and review carefully any disclosure by your financial professional’s firm as to compensation received.

Fund expenses Note that, unless otherwise stated, references to Class A, C, T and F shares in this “Fund expenses” section do not include the corresponding Class 529 shares.

In periods of market volatility, assets of the fund may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to

43     The Income Fund of America / Prospectus

become higher than the numbers shown in the Annual Fund Operating Expenses table under “Fees and expenses of the fund” in this prospectus.

For all share classes, “Other expenses” items in the Annual Fund Operating Expenses table in this prospectus include fees for administrative services provided by the fund’s investment adviser and its affiliates. Administrative services are provided by the investment adviser and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The Administrative Services Agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of .05% for all share classes. The fund’s investment adviser receives an administrative services fee at the annual rate of .03% of the average daily net assets of the fund attributable to Class A, C, T, F, R and 529 shares (which could be increased as noted above) for its provision of administrative services.

The “Other expenses” items in the Annual Fund Operating Expenses table also include custodial, legal and transfer agent (and, if applicable, subtransfer agent/recordkeeping) payments and various other expenses applicable to all share classes.

Subtransfer agency and recordkeeping fees Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund’s investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services varies depending on the share class and services provided, and typically ranges from $3 to $18 per account. Although Class F-3 and Class 529-F-3 shares are not subject to any subtransfer agency or recordkeeping fees, Class F-1 and F-2 shares (and the corresponding Class 529 shares) are subject to subtransfer agency fees of up to .12% of fund assets.

For employer-sponsored retirement plans, the amount paid for subtransfer agent/ recordkeeping services varies depending on the share class selected. The table below shows the maximum payments to entities providing these services to retirement plans.

Payments
Class A	0.05% of assets or $12 per participant position*
Class R-1	0.10% of assets
Class R-2	0.35% of assets
Class R-2E	0.20% of assets
Class R-3	0.15% of assets
Class R-4	0.10% of assets
Class R-5E	0.15% of assets
Class R-5	0.05% of assets
Class R-6	none

* Payment amount depends on the date services commenced.

Fee to Virginia529 For Class 529 shares, an expense of up to a maximum of .09% paid to a state or states for oversight and administrative services is included as an “Other expenses” item.

The Income Fund of America / Prospectus     44

Financial highlights The Financial Highlights table is intended to help you understand the fund’s results for the past five fiscal years (or, if shorter, the period of operations). Certain information reflects financial results for a single share of a particular class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and capital gain distributions). Where indicated, figures in the table reflect the impact, if any, of certain reimbursements from Capital Research and Management Company. For more information about these reimbursements, see the fund’s statement of additional information and annual report. The information in the Financial Highlights table has been audited by Deloitte & Touche LLP, whose current report, along with the fund’s financial statements, is included in the statement of additional information, which is available upon request.

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
7/31/2023	$23.83	$.83	$.19	$1.02	$(.78)	$(.82)	$(1.60)	$23.25	4.45%	$76,009.57%				.57%		3.64%
7/31/2022	25.92	.81	(1.18)	(.37)	(.74)	(.98)	(1.72)	23.83	(1.60)	78,105.56				.56		3.23
7/31/2021	21.88	.75	4.04	4.79	(.75)	—	(.75)	25.92	22.23	82,740.56				.56		3.11
7/31/2020	22.56	.73	(.17)	.56	(.74)	(.50)	(1.24)	21.88	2.59	71,103.57				.57		3.32
7/31/2019	23.28	.72	.13	.85	(.69)	(.88)	(1.57)	22.56	4.22	73,594.56				.56		3.23
Class C:
7/31/2023	23.46	.65	.19	.84	(.61)	(.82)	(1.43)	22.87	3.70	1,783		1.32		1.32		2.88
7/31/2022	25.54	.61	(1.16)	(.55)	(.55)	(.98)	(1.53)	23.46	(2.35)	2,236		1.31		1.31		2.46
7/31/2021	21.57	.56	3.98	4.54	(.57)	—	(.57)	25.54	21.31	2,803		1.31		1.31		2.37
7/31/2020	22.25	.56	(.16)	.40	(.58)	(.50)	(1.08)	21.57	1.82	2,906		1.32		1.32		2.58
7/31/2019	22.98	.54	.13	.67	(.52)	(.88)	(1.40)	22.25	3.41	4,279		1.34		1.34		2.45
Class T:
7/31/2023	23.83	.90	.19	1.09	(.85)	(.82)	(1.67)	23.25	4.77 [5]	—	[6]	.27	[5]	.27	[5]	3.94	[5]
7/31/2022	25.92	.88	(1.19)	(.31)	(.80)	(.98)	(1.78)	23.83	(1.35)[5]	—	[6]	.31	[5]	.31	[5]	3.47	[5]
7/31/2021	21.88	.81	4.04	4.85	(.81)	—	(.81)	25.92	22.52 [5]	—	[6]	.32	[5]	.32	[5]	3.35	[5]
7/31/2020	22.57	.78	(.17)	.61	(.80)	(.50)	(1.30)	21.88	2.81 [5]	—	[6]	.33	[5]	.33	[5]	3.55	[5]
7/31/2019	23.29	.77	.13	.90	(.74)	(.88)	(1.62)	22.57	4.44 [5]	—	[6]	.35	[5]	.35	[5]	3.43	[5]

45     The Income Fund of America / Prospectus

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net income to average net assets[3]
Class F-1:
7/31/2023	$23.75	$.82	$.18	$1.00	$(.76)	$(.82)	$(1.58)	$23.17	4.39%	$2,176.63%		.63%	3.57%
7/31/2022	25.84	.79	(1.18)	(.39)	(.72)	(.98)	(1.70)	23.75	(1.68)	2,353.63		.63	3.15
7/31/2021	21.82	.73	4.03	4.76	(.74)	—	(.74)	25.84	22.12	2,683.63		.63	3.06
7/31/2020	22.50	.72	(.17)	.55	(.73)	(.50)	(1.23)	21.82	2.53	3,365.63		.63	3.27
7/31/2019	23.22	.70	.13	.83	(.67)	(.88)	(1.55)	22.50	4.15	4,022.65		.65	3.14
Class F-2:
7/31/2023	23.80	.88	.18	1.06	(.82)	(.82)	(1.64)	23.22	4.66	12,954.37		.37	3.84
7/31/2022	25.89	.87	(1.19)	(.32)	(.79)	(.98)	(1.77)	23.80	(1.40)	12,656.36		.36	3.44
7/31/2021	21.86	.80	4.03	4.83	(.80)	—	(.80)	25.89	22.46	12,303.36		.36	3.31
7/31/2020	22.54	.77	(.16)	.61	(.79)	(.50)	(1.29)	21.86	2.81	9,894.37		.37	3.52
7/31/2019	23.27	.76	.12	.88	(.73)	(.88)	(1.61)	22.54	4.36	9,425.39		.39	3.40
Class F-3:
7/31/2023	23.81	.90	.19	1.09	(.85)	(.82)	(1.67)	23.23	4.77	5,179.26		.26	3.95
7/31/2022	25.90	.89	(1.18)	(.29)	(.82)	(.98)	(1.80)	23.81	(1.30)	4,840.25		.25	3.54
7/31/2021	21.87	.82	4.04	4.86	(.83)	—	(.83)	25.90	22.57	4,717.26		.26	3.42
7/31/2020	22.56	.80	(.18)	.62	(.81)	(.50)	(1.31)	21.87	2.88	3,680.26		.26	3.63
7/31/2019	23.28	.78	.13	.91	(.75)	(.88)	(1.63)	22.56	4.52	3,343.28		.28	3.50
Class 529-A:
7/31/2023	23.76	.82	.19	1.01	(.77)	(.82)	(1.59)	23.18	4.42	1,809.61		.61	3.60
7/31/2022	25.85	.80	(1.18)	(.38)	(.73)	(.98)	(1.71)	23.76	(1.64)	1,868.59		.59	3.19
7/31/2021	21.83	.74	4.02	4.76	(.74)	—	(.74)	25.85	22.14	1,987.60		.60	3.07
7/31/2020	22.51	.72	(.17)	.55	(.73)	(.50)	(1.23)	21.83	2.55	1,740.62		.62	3.27
7/31/2019	23.23	.70	.13	.83	(.67)	(.88)	(1.55)	22.51	4.15	1,704.64		.64	3.15
Class 529-C:
7/31/2023	23.70	.64	.19	.83	(.59)	(.82)	(1.41)	23.12	3.62	58	1.38	1.38	2.82
7/31/2022	25.78	.61	(1.18)	(.57)	(.53)	(.98)	(1.51)	23.70	(2.40)	71	1.35	1.35	2.41
7/31/2021	21.76	.56	4.02	4.58	(.56)	—	(.56)	25.78	21.26	94	1.33	1.33	2.34
7/31/2020	22.43	.56	(.16)	.40	(.57)	(.50)	(1.07)	21.76	1.79	103	1.36	1.36	2.56
7/31/2019	23.15	.53	.13	.66	(.50)	(.88)	(1.38)	22.43	3.37	271	1.38	1.38	2.41

The Income Fund of America / Prospectus     46

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]		Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-E:
7/31/2023	$23.67	$.76	$.19	$.95	$(.71)	$(.82)	$(1.53)	$23.09	4.19%		$54.85%				.85%		3.36%
7/31/2022	25.76	.74	(1.18)	(.44)	(.67)	(.98)	(1.65)	23.67	(1.89)		58.83				.83		2.95
7/31/2021	21.75	.68	4.02	4.70	(.69)	—	(.69)	25.76	21.90		64.83				.83		2.84
7/31/2020	22.43	.67	(.17)	.50	(.68)	(.50)	(1.18)	21.75	2.31		59.84				.84		3.05
7/31/2019	23.16	.65	.12	.77	(.62)	(.88)	(1.50)	22.43	3.87		64.86				.86		2.92
Class 529-T:
7/31/2023	23.83	.89	.18	1.07	(.83)	(.82)	(1.65)	23.25	4.71	[5]	—	[6]	.33	[5]	.33	[5]	3.88	[5]
7/31/2022	25.92	.87	(1.19)	(.32)	(.79)	(.98)	(1.77)	23.83	(1.39)[5]		—	[6]	.35	[5]	.35	[5]	3.44	[5]
7/31/2021	21.88	.80	4.04	4.84	(.80)	—	(.80)	25.92	22.47	[5]	—	[6]	.36	[5]	.36	[5]	3.31	[5]
7/31/2020	22.57	.77	(.17)	.60	(.79)	(.50)	(1.29)	21.88	2.75	[5]	—	[6]	.39	[5]	.39	[5]	3.50	[5]
7/31/2019	23.29	.75	.13	.88	(.72)	(.88)	(1.60)	22.57	4.38	[5]	—	[6]	.41	[5]	.41	[5]	3.37	[5]
Class 529-F-1:
7/31/2023	23.75	.86	.19	1.05	(.81)	(.82)	(1.63)	23.17	4.60	[5]	—	[6]	.44	[5]	.44	[5]	3.77	[5]
7/31/2022	25.84	.84	(1.18)	(.34)	(.77)	(.98)	(1.75)	23.75	(1.49)[5]		—	[6]	.43	[5]	.43	[5]	3.36	[5]
7/31/2021	21.82	.78	4.03	4.81	(.79)	—	(.79)	25.84	22.40	[5]	—	[6]	.37	[5]	.37	[5]	3.55	[5]
7/31/2020	22.50	.77	(.16)	.61	(.79)	(.50)	(1.29)	21.82	2.80		94.38				.38		3.52
7/31/2019	23.23	.75	.13	.88	(.73)	(.88)	(1.61)	22.50	4.36		92.40				.40		3.39
Class 529-F-2:
7/31/2023	23.83	.89	.18	1.07	(.83)	(.82)	(1.65)	23.25	4.68		145.35				.35		3.87
7/31/2022	25.92	.87	(1.19)	(.32)	(.79)	(.98)	(1.77)	23.83	(1.39)		131.35				.35		3.45
7/31/2021[7,8]	21.40	.60	4.54	5.14	(.62)	—	(.62)	25.92	24.24	[9]	125.36			[10]	.36	[10]	3.24	[10]
Class 529-F-3:
7/31/2023	23.83	.89	.18	1.07	(.83)	(.82)	(1.65)	23.25	4.70		—	[6]	.32		.32		3.88
7/31/2022	25.92	.88	(1.19)	(.31)	(.80)	(.98)	(1.78)	23.83	(1.35)		—	[6]	.31		.31		3.48
7/31/2021[7,8]	21.40	.60	4.55	5.15	(.63)	—	(.63)	25.92	24.28	[9]	—	[6]	.38	[10]	.32	[10]	3.28	[10]

47     The Income Fund of America / Prospectus

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net income to average net assets[3]
Class R-1:
7/31/2023	$23.66	$.65	$.18	$.83	$(.60)	$(.82)	$(1.42)	$23.07	3.63%	$64	1.35%	1.35%	2.86%
7/31/2022	25.73	.61	(1.16)	(.55)	(.54)	(.98)	(1.52)	23.66	(2.33)	68	1.34	1.34	2.44
7/31/2021	21.73	.56	4.01	4.57	(.57)	—	(.57)	25.73	21.26	76	1.34	1.34	2.34
7/31/2020	22.41	.56	(.17)	.39	(.57)	(.50)	(1.07)	21.73	1.75	81	1.36	1.36	2.54
7/31/2019	23.13	.53	.14	.67	(.51)	(.88)	(1.39)	22.41	3.38	99	1.37	1.37	2.41
Class R-2:
7/31/2023	23.49	.64	.18	.82	(.60)	(.82)	(1.42)	22.89	3.61	353	1.36	1.36	2.85
7/31/2022	25.57	.61	(1.17)	(.56)	(.54)	(.98)	(1.52)	23.49	(2.38)	369	1.34	1.34	2.44
7/31/2021	21.60	.55	3.99	4.54	(.57)	—	(.57)	25.57	21.26	409	1.35	1.35	2.33
7/31/2020	22.28	.55	(.16)	.39	(.57)	(.50)	(1.07)	21.60	1.76	385	1.37	1.37	2.52
7/31/2019	23.01	.53	.13	.66	(.51)	(.88)	(1.39)	22.28	3.37	439	1.38	1.38	2.41
Class R-2E:
7/31/2023	23.75	.72	.18	.90	(.66)	(.82)	(1.48)	23.17	3.95	36	1.07	1.07	3.14
7/31/2022	25.83	.69	(1.18)	(.49)	(.61)	(.98)	(1.59)	23.75	(2.08)	37	1.05	1.05	2.73
7/31/2021	21.81	.63	4.02	4.65	(.63)	—	(.63)	25.83	21.62	39	1.06	1.06	2.62
7/31/2020	22.49	.62	(.17)	.45	(.63)	(.50)	(1.13)	21.81	2.06	35	1.07	1.07	2.82
7/31/2019	23.22	.60	.13	.73	(.58)	(.88)	(1.46)	22.49	3.66	36	1.08	1.08	2.71
Class R-3:
7/31/2023	23.72	.75	.18	.93	(.70)	(.82)	(1.52)	23.13	4.07	672.91		.91	3.30
7/31/2022	25.80	.72	(1.17)	(.45)	(.65)	(.98)	(1.63)	23.72	(1.92)	729.90		.90	2.88
7/31/2021	21.79	.66	4.02	4.68	(.67)	—	(.67)	25.80	21.78	824.90		.90	2.78
7/31/2020	22.46	.65	(.15)	.50	(.67)	(.50)	(1.17)	21.79	2.27	792.92		.92	2.97
7/31/2019	23.19	.63	.13	.76	(.61)	(.88)	(1.49)	22.46	3.80	954.93		.93	2.86
Class R-4:
7/31/2023	23.78	.82	.18	1.00	(.77)	(.82)	(1.59)	23.19	4.37	772.61		.61	3.60
7/31/2022	25.86	.80	(1.17)	(.37)	(.73)	(.98)	(1.71)	23.78	(1.61)	815.60		.60	3.18
7/31/2021	21.84	.74	4.02	4.76	(.74)	—	(.74)	25.86	22.13	940.60		.60	3.07
7/31/2020	22.52	.72	(.16)	.56	(.74)	(.50)	(1.24)	21.84	2.55	925.61		.61	3.28
7/31/2019	23.24	.70	.13	.83	(.67)	(.88)	(1.55)	22.52	4.15	1,018.63		.63	3.16

The Income Fund of America / Prospectus     48

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net income to average net assets[3]
Class R-5E:
7/31/2023	$23.79	$.87	$.17	$1.04	$(.81)	$(.82)	$(1.63)	$23.20	4.58%	$176.42%		.42%	3.80%
7/31/2022	25.87	.85	(1.17)	(.32)	(.78)	(.98)	(1.76)	23.79	(1.45)	159.40		.40	3.39
7/31/2021	21.85	.80	4.02	4.82	(.80)	—	(.80)	25.87	22.45	162.39		.39	3.25
7/31/2020	22.54	.75	(.16)	.59	(.78)	(.50)	(1.28)	21.85	2.73	41.41		.41	3.45
7/31/2019	23.26	.74	.14	.88	(.72)	(.88)	(1.60)	22.54	4.38	21.42		.42	3.34
Class R-5:
7/31/2023	23.83	.89	.18	1.07	(.83)	(.82)	(1.65)	23.25	4.72	198.31		.31	3.89
7/31/2022	25.92	.88	(1.18)	(.30)	(.81)	(.98)	(1.79)	23.83	(1.34)	317.30		.30	3.48
7/31/2021	21.88	.81	4.04	4.85	(.81)	—	(.81)	25.92	22.55	406.30		.30	3.38
7/31/2020	22.56	.79	(.17)	.62	(.80)	(.50)	(1.30)	21.88	2.87	371.31		.31	3.56
7/31/2019	23.28	.77	.13	.90	(.74)	(.88)	(1.62)	22.56	4.47	445.32		.32	3.46
Class R-6:
7/31/2023	23.84	.90	.19	1.09	(.85)	(.82)	(1.67)	23.26	4.77	17,862.26		.26	3.95
7/31/2022	25.93	.89	(1.18)	(.29)	(.82)	(.98)	(1.80)	23.84	(1.29)	16,215.25		.25	3.54
7/31/2021	21.89	.82	4.05	4.87	(.83)	—	(.83)	25.93	22.59	16,144.25		.25	3.42
7/31/2020	22.58	.79	(.17)	.62	(.81)	(.50)	(1.31)	21.89	2.88	12,922.26		.26	3.61
7/31/2019	23.30	.78	.13	.91	(.75)	(.88)	(1.63)	22.58	4.52	10,202.28		.28	3.51

49     The Income Fund of America / Prospectus

	Year ended July 31,
Portfolio turnover rate for all share classes[11]	2023	2022	2021	2020	2019
Excluding mortgage dollar roll transactions	44%	40%	44%	58%	48%
Including mortgage dollar roll transactions	95%	72%	133%	117%	67%

1 Based on average shares outstanding.

2 Total returns exclude any applicable sales charges, including contingent deferred sales charges.

3 This column reflects the impact, if any, of certain reimbursements from Capital Research and Management Company. During one of the years shown, Capital Research and Management Company reimbursed a portion of transfer agent services fees for Class 529-F-3 shares.

4 Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.

5 All or a significant portion of assets in this class consisted of seed capital invested by Capital Research and Management Company and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.

6 Amount less than $1 million.

7 Based on operations for a period that is less than a full year.

8 Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

9 Not annualized.

10 Annualized.

11 Rates do not include the portfolio activity of Capital Group Central Cash Fund.

The Income Fund of America / Prospectus     50

Appendix

Sales charge waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred (back-end) sales charge (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. Please contact the applicable intermediary with any questions regarding how the intermediary applies the policies described below and to ensure that you understand what steps you must take to qualify for any available waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts. If you change intermediaries after you purchase fund shares, the policies and procedures of the new service provider (either your new intermediary or the fund’s transfer agent) will apply to your account. Those policies may be more or less favorable than those offered by the intermediary through which you purchased your fund shares. You should review any policy differences before changing intermediaries.

Class A shares front-end sales charge waivers available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:

Effective May 24, 2021, shareholders purchasing fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:

· Employer-sponsored retirement plans established prior to April 1, 2004 and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SAR-SEPs

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family)

· Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply

· Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

· Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans established prior to April 1, 2004 that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great

51     The Income Fund of America / Prospectus

grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)

· Purchases of Class 529-A shares through a rollover from another 529 plan

· Purchases of Class 529 shares made for recontribution of refunded amounts

D.A. Davidson & Co. (“D.A. Davidson”)

Front-end sales charge waivers on Class A shares available at D.A. Davidson (effective January 1, 2020)

· Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions

· Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

· A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures

· D.A. Davidson has the authority to allow the purchase of Class A shares at net asset value for (1) rollovers to IRAs from investments held in American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs, (2) rollovers to IRAs from 403(b) plans with Capital Bank and Trust Company as custodian, or (3) IRA purchases so long as the proceeds are from the sale of shares from an American Funds Recordkeeper Direct retirement plan, PlanPremier retirement plan or 403(b) plan with Capital Bank and Trust Company as custodian and are used to make a purchase within 60 days of the redemption, if the shares held are ineligible to be rolled over to an IRA

CDSC Waivers on Classes A and C shares available at D.A. Davidson

• Death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

· Shares acquired through a right of reinstatement

Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

· Breakpoints as described in this prospectus

The Income Fund of America / Prospectus     52

· Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets

· Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Edward D. Jones & Co., L.P. (“Edward Jones”)

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

Effective on or after January 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information ("SAI") or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the American Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

· Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus

Rights of Accumulation (“ROA”)

· The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any direct purchase money market funds and assets held in group retirement plans) of the American Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation

· The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level

· ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV)

Letter of Intent (“LOI”)

· Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market

53     The Income Fund of America / Prospectus

value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met

· If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

· Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures

· Shares purchased in an Edward Jones fee-based program

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

· Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account

· Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus

· Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

· Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified educational expenses

· Purchases of Class 529 shares made for recontribution of refunded amounts

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

· The death or disability of the shareholder, or account beneficiary for Class 529 shares

The Income Fund of America / Prospectus     54

· Systematic withdrawals with up to 10% per year of the account value

· Return of excess contributions from an Individual Retirement Account (IRA)

· Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

· Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

· Shares exchanged in an Edward Jones fee-based program

· Shares acquired through NAV reinstatement

· Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

· Initial purchase minimum: $250

· Subsequent purchase minimum: none

Minimum Balances

· Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

— A fee-based account held on an Edward Jones platform

— A 529 account held on an Edward Jones platform

— An account with an active systematic investment plan or LOI

Exchanging Share Classes

· At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares, or Class R-4 shares for retirement plans with at least $1 million, so long as the shareholder is eligible to purchase the Class A or R-4 shares pursuant to the prospectus. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sale charge as disclosed in the prospectus

529 Plan Account Maintenance Fees

· For 529 Plan accounts held in omnibus by Edward Jones, the annual account maintenance fees are waived

Class A Sales Charge Waivers Available Through Farmers Financial Solutions

Farmers Financial Solutions has the authority to either (1) rollover shares from an employer sponsored retirement plan to Class A shares in an Individual Retirement Account (IRA) at net asset value or (2) allow the purchase of Class A shares at net asset value, so long as the proceeds are from the sale of shares from an employer sponsored retirement plan and are used to make a purchase within 60 days of the redemption, if the shares held are ineligible to be rolled over to an IRA.

Janney Montgomery Scott LLC (“Janney”)

Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and

55     The Income Fund of America / Prospectus

discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

· Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

· Shares acquired through a right of reinstatement

· Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC waivers on Class A and C shares available at Janney

· Shares sold upon the death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus

· Shares purchased in connection with a return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus

· Shares sold to pay Janney fees but only if the transaction is initiated by Janney

· Shares acquired through a right of reinstatement

· Shares exchanged into the same share class of a different fund unless otherwise provided in the Prospectus

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

· Breakpoints as described in the fund’s Prospectus

· Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

· Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

*Also referred to as an “initial sales charge.”

The Income Fund of America / Prospectus     56

JP Morgan Securities LLC

Investors purchasing through JP Morgan Securities LLC may invest in Class 529-A shares at net asset value.

Effective September 29, 2023, if you purchase or hold fund shares through an applicable JP Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information.

Front-end sales charge waivers on Class A shares available at JP Morgan Securities LLC

· Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to JP Morgan Securities LLC’s policies relating to sales load discounts and waivers

· Shares purchased through rights of reinstatement

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

· Shares purchased by employees and registered representatives of JP Morgan Securities LLC or its affiliates and their spouse or financial dependent

Class C to Class A share conversion

· A shareholder in the fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with JP Morgan Securities LLC’s policies and procedures

JP Morgan Securities LLC Class R-4 share employer-sponsored retirement plan eligibility

· Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts

CDSC waivers on Class A and Class C shares available at JP Morgan Securities LLC

· Shares sold upon the death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Shares purchased in connection with a return of excess contributions from an IRA account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

· Shares acquired through a right of reinstatement

Front-end load discounts available at JP Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

· Breakpoints as described in the prospectus

57     The Income Fund of America / Prospectus

· Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at JP Morgan Securities LLC. Eligible fund family assets not held at JP Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets

· Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through JP Morgan Securities LLC, over a 13-month period of time (if applicable)

Merrill Lynch, Pierce, Fenner & Smith (“Merrill Lynch”)

Shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales charge waivers on Class A shares available at Merrill Lynch

· Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. Except as provided below, Class A shares are not currently available to new plans described in this waiver. Plans that invested in Class A shares of any of the funds without any sales charge before April 1, 2004, and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value, may continue to purchase American Funds Class A shares without any initial or contingent deferred sales charge

· Shares purchased by or through a 529 Plan. Class A shares are not currently available to the plans described in this waiver

· Shares purchased through a Merrill Lynch affiliated investment advisory program. Class A shares are not currently available in the programs described in this waiver

· Shares purchased by third-party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform. Class A shares are not currently available in the accounts described in this waiver

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

· Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

· Employees and registered representatives of Merrill Lynch or its affiliates and their family members

· Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus

· Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

The Income Fund of America / Prospectus     58

Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC waivers on Classes A and C shares available at Merrill Lynch

· Death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

· Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

· Shares acquired through a right of reinstatement

· Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)

· Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end sales charge discounts available at Merrill Lynch: breakpoints, rights of accumulation and letters of intent

· Breakpoints as described in this prospectus

· Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

· Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

CollegeAmerica accounts

Accounts established through Merrill Lynch

If you establish or hold your CollegeAmerica account on the Merrill Lynch omnibus platform, the features and policies related to Class 529-A and Class 529-C sales charges (including contingent deferred sales charges), Class 529-A sales charge waiver eligibility, and Class 529-C conversion period will be different than referenced in this document.

Importantly, if you establish or hold your CollegeAmerica account on the Merrill Lynch omnibus platform, then you are eligible for Class 529-A shares at net asset value if your CollegeAmerica 529 plan assets with Merrill Lynch are $250,000 or more, you participate through an approved corporate 529 plan, or you qualify for Merrill Lynch Investment Advisory Relationship-Based Pricing (discussed below). If your 529 plan assets are less than $250,000 you are generally eligible to purchase Class 529-C shares. Among other things, Class 529-C shares generally will be automatically converted to Class 529-A shares (not subject to an initial sales charge) after four years from their respective dates of purchase.

59     The Income Fund of America / Prospectus

Merrill Lynch Investment Advisory Relationship-Based Pricing

An account will be automatically eligible to purchase Class 529-A at net asset value regardless of the assets in the CollegeAmerica account if:

(1) at the time of purchase, the account is linked to a client household relationship in one or more of the Merrill Lynch investment advisory programs listed below; and

(2) at the time of purchase the client household relationship has combined assets held in any account through Merrill Lynch (excluding insurance, annuities, 401k assets, assets in defined benefit plan accounts and in BlackRock program accounts) that are equal to or greater than $250,000.

The following is a list of Merrill Lynch investment advisory programs that are included when determining eligibility: Merrill Lynch Investment Advisory Program, Managed Account Service (MAS), Strategic Portfolio Advisor Service (SPA), Merrill Guided Investment advisor programs (i.e., Merrill Guided Investing, Merrill Guided Investing with Advisor and Merrill Edge Advisory Account programs), Institutional Investment Consulting (IIC), and any future Merrill Lynch sponsored and managed investment advisory programs.

The $250,000 asset level is used to determine initial eligibility and is not a factor for continued participation in this relationship-based pricing program after the date of first qualifying. If a participant’s enrollment in any of the above investment advisory programs is terminated (whether by the participant or by Merrill Lynch), the account will no longer be eligible for this benefit.

Merrill Lynch reserves the right to terminate this relationship-based pricing program at any time with prior notice to participants.

Rollover assets from another 529 plan and refunded qualified higher education expenses may be invested in Class 529-A shares at net asset value. This policy applies to accounts on the Merrill Lynch platform and accounts held by the fund’s transfer agent.

Please contact your Merrill Lynch advisor with any questions.

Morgan Stanley Wealth Management

Morgan Stanley Wealth Management Class A share front-end sales charge waiver

Morgan Stanley Wealth Management clients purchasing or converting to Class A shares of the fund through Morgan Stanley transactional brokerage accounts are entitled to a waiver of the front-end load in the following additional circumstances:

· Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

· Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

· Class C (level load) share positions that are no longer subject to a contingent deferred sales charge and are converted to a Class A share in the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

· Morgan Stanley, on your behalf, can convert Class F-1 shares to Class A shares without a front-end sales charge if they were initially transferred to the transactional brokerage account or converted from Class C shares

· Shares purchased from the proceeds of redemptions within the same fund family under a Rights of Reinstatement provision, provided the repurchase occurs within 90 days

The Income Fund of America / Prospectus     60

following the redemption, the redemption and purchase occur in the same account, and redeemed shares were subject to a front-end or deferred sales load. This waiver is not available for 529 Plan accounts maintained through Morgan Stanley. Investors wishing to utilize this privilege will need to do so through an account held directly with the Plan or a financial intermediary that supports this feature

· Investors purchasing through a Morgan Stanley self-directed brokerage account and/or E*TRADE from Morgan Stanley may invest in Class A shares without a front-end sales charge

Morgan Stanley Wealth Management clients purchasing or converting to Class 529-A shares of the fund through Morgan Stanley transactional brokerage accounts are entitled to a waiver of the front-end load in the following additional circumstances:

· Shares purchased through a rollover from another 529 plan

· Recontribution(s) of a refunded qualified higher education expense

Unless specifically described above, no other front-end load waivers are available to mutual fund purchases by Morgan Stanley Wealth Management clients.

Morgan Stanley Wealth Management Class R-4 share employer-sponsored retirement plan eligibility

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.

Northwestern Mutual Investment Services, LLC (“NMIS”)

Rights of accumulation on SIMPLE IRAs held at NMIS

Effective March 31, 2022, for SIMPLE IRA plans where the plan is held on the SIMPLE IRA platform at NMIS through its clearing firm, Pershing LLC, each linked participant account will be aggregated at either the plan level or the individual level for rights of accumulation (ROA), depending on which aggregation method results in a greater breakpoint discount on front-end sales charges for the participant.

Class A and C share purchases in owner-only 401(k) plans held at NMIS

For 401(k) plans held at NMIS through its clearing firm, Pershing LLC, that cover only owners and their spouses and are not subject to ERISA, participants may purchase Class A shares with the applicable front-end sales charge or Class C shares with the applicable contingent deferred sales charge, in accordance with NMIS’s share class policies applicable to such plans.

Oppenheimer & Co., Inc. (“OPCO”)

Effective June 1, 2020, shareholders purchasing fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at OPCO

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

61     The Income Fund of America / Prospectus

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)

· A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

· Employees and registered representatives of OPCO or its affiliates and their family members

· Directors or trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC waivers on Class A and C shares available at OPCO

· Death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

· Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

· Shares acquired through a right of reinstatement

Front-end load discounts available at OPCO: breakpoints, rights of accumulation and letters of intent

· Breakpoints as described in this prospectus

· Rights of accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and each entity’s affiliates (“Raymond James”) Class A share front-end sales charge waiver

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales charge waivers on Class A shares available at Raymond James

· Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions

· Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

The Income Fund of America / Prospectus     62

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

· A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC waivers on Classes A and C shares available at Raymond James

· Death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

· Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

· Shares acquired through a right of reinstatement

Front-end sales charge discounts available at Raymond James: breakpoints, rights of accumulation and/or letters of intent

· Breakpoints as described in this prospectus

· Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets

· Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Robert W. Baird & Co. Incorporated (“Baird”)

Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-end sales charge waivers on Class A shares available at Baird

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

· Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

· Shares purchased from the proceeds of redemptions from another fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

63     The Income Fund of America / Prospectus

· A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

· Charitable accounts in a transactional brokerage account at Baird

CDSC waivers on Class A and C shares available at Baird

· Shares sold due to death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Shares bought due to returns of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

· Shares sold to pay Baird fees but only if the transaction is initiated by Baird

· Shares acquired through a right of reinstatement

Front-end sales charge discounts available at Baird: breakpoints and/or rights of accumulation

· Breakpoints as described in this prospectus

· Rights of accumulation which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

· Letters of intent (LOI) allow for breakpoint discounts based on anticipated purchases of fund family assets through Baird, over a 13-month period of time

Stifel, Nicolaus & Company, Incorporated (“Stifel”)

Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver

Front-end sales load waiver on Class A shares

· Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same fund pursuant to Stifel's policies and procedures

All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply. For accounts held by the fund’s transfer agent, the fund’s standard C share conversion schedule of 8 years applies.

U.S. Bancorp Investments, Inc.

Class C to Class A share conversions at U.S. Bancorp Investments, Inc.

Effective November 30, 2020, a shareholder in the fund’s Class C shares will have their shares systematically converted at net asset value to Class A shares of the same fund in the month of the six-year anniversary of the purchase date, if the shares are no longer subject to a CDSC and the conversion is consistent with U.S. Bancorp Investments, Inc. share class exchange policy. This policy does not apply to accounts held with the fund’s transfer agent. Accounts held with the fund’s transfer agent will convert pursuant to the fund’s policy described in this prospectus.

The Income Fund of America / Prospectus     64

For shareholder services and 24-hour information	American Funds Service Company (800) 421-4225 capitalgroup.com For Class R share information, visit AmericanFundsRetirement.com
For retirement plan services	Call your employer or plan administrator
For 529 plans	American Funds Service Company (800) 421-4225, ext. 529
Telephone calls you have with Capital Group may be monitored or recorded for quality assurance, verification and recordkeeping purposes. By speaking to Capital Group on the telephone, you consent to such monitoring and recording.

Multiple translations This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail. Liability is not limited as a result of any material misstatement or omission introduced in the translation.

Annual/Semi-annual report to shareholders The shareholder reports contain additional information about the fund, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the fund’s investment strategies, and the independent registered public accounting firm’s report (in the annual report).

Program description The CollegeAmerica® 529 program description contains additional information about the policies and services related to 529 plan accounts.

Statement of additional information (SAI) and codes of ethics The current SAI, as amended from time to time, contains more detailed information about the fund, including the fund’s financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the fund, the fund’s investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the U.S. Securities and Exchange Commission (SEC). These and other related materials about the fund are available for review on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via email request to publicinfo@sec.gov. The codes of ethics, current SAI and shareholder reports are also available, free of charge, on our website, capitalgroup.com.

E-delivery and household mailings Each year you are automatically sent an updated summary prospectus and annual and semi-annual reports for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, capitalgroup.com.

If you would like to opt out of household-based mailings or receive a complimentary copy of the current SAI, codes of ethics, annual/semi-annual report to shareholders or applicable program description, please call American Funds Service Company at (800) 421-4225 or write to the secretary of the fund at 6455 Irvine Center Drive, Irvine, California 92618.

Securities Investor Protection Corporation (SIPC) Shareholders may obtain information about SIPC® on its website at sipc.org or by calling (202) 371-8300.

MFGEPRX-006-1023P Litho in USA CGD/TM/8013 Investment Company File No. 811-01880

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	COURTNEY R. TAYLOR
COURTNEY R. TAYLOR
SECRETARY

The Income Fund of America®

Part B
Statement of Additional Information

October 1, 2023

This document is not a prospectus but should be read in conjunction with the current prospectus of The Income Fund of America (the “fund”) dated October 1, 2023. You may obtain a prospectus from your financial professional, by calling American Funds Service Company® at (800) 421-4225 or by writing to the fund at the following address:

The Income Fund of America
Attention: Secretary

6455 Irvine Center Drive
Irvine, California 92618

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder’s investment dealer or retirement plan recordkeeper. Please see your financial professional, investment dealer, plan recordkeeper or employer for more information.

Class A	AMECX	Class 529-A	CIMAX	Class R-1	RIDAX
Class C	IFACX	Class 529-C	CIMCX	Class R-2	RIDBX
Class T	TIAFX	Class 529-E	CIMEX	Class R-2E	RIEBX
Class F-1	IFAFX	Class 529-T	TFAAX	Class R-3	RIDCX
Class F-2	AMEFX	Class 529-F-1	CIMFX	Class R-4	RIDEX
Class F-3	FIFAX	Class 529-F-2	FAIFX	Class R-5E	RIDHX
		Class 529-F-3	FFIFX	Class R-5	RIDFX
				Class R-6	RIDGX

Table of Contents

Item	Page no.

Certain investment limitations and guidelines	2
Description of certain securities, investment techniques and risks	4
Fund policies	37
Management of the fund	39
Execution of portfolio transactions	69
Disclosure of portfolio holdings	73
Price of shares	75
Taxes and distributions	78
Purchase and exchange of shares	82
Sales charges	87
Sales charge reductions and waivers	90
Selling shares	95
Shareholder account services and privileges	96
General information	99
Appendix	109

Investment portfolio
Financial statements

The Income Fund of America — Page 1

Certain investment limitations and guidelines

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund’s net assets (excluding, for the avoidance of doubt, collateral held in connection with securities lending activities) unless otherwise noted. This summary is not intended to reflect all of the fund’s investment limitations.

Income-producing securities

· The fund will invest at least 65% of its assets in income-producing securities.

Equity securities

· The fund will generally invest at least 60% of its assets in equity securities. However, the composition of the fund’s investments in equity, debt and cash or money market instruments may vary substantially depending on various factors, including market conditions. At times the fund may be substantially invested in equity or debt securities (i.e., more than 60%) or may be solely invested in equity or debt securities (i.e., 100%).

Debt instruments

· The fund may invest up to 20% of its assets in straight debt securities (i.e., debt securities that do not have equity conversion or purchase rights) rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser.

· The fund currently intends to look to the ratings from Moody’s Investors Service, Standard & Poor’s Ratings Services and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the fund's investment policies.

Investing outside the U.S.

· The fund may invest up to 30% of its assets in equity securities of issuers domiciled outside the United States.

· The fund may invest up to 10% of its assets in debt securities tied economically to countries outside the United States (must be U.S. dollar denominated).

· For purposes of determining whether an investment is made in a particular country or geographic region, the fund’s investment adviser will generally look to the domicile of the issuer in the case of equity securities or to the country to which the security is tied economically in the case of debt securities. In doing so, the fund’s investment adviser will generally look to the determination of a leading provider of global indexes, such as MSCI Inc. (MSCI) for equity securities and Bloomberg for debt securities. In certain limited circumstances (including where relevant data is unavailable or the nature of a holding warrants special considerations), the adviser may also take into account additional factors, as applicable, including where the issuer’s securities are listed; where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations, generates revenues and/or has credit risk exposure; and the source of guarantees, if any, of such securities.

The Income Fund of America — Page 2

* * * * * *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

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Description of certain securities, investment techniques and risks

The descriptions below are intended to supplement the material in the prospectus under “Investment objectives, strategies and risks.”

Market conditions – The value of, and the income generated by, the securities in which the fund invests may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer, but also due to general market conditions, including real or perceived economic developments such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions.

Global economies and financial markets are highly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats, or bank failures could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. The fund could be negatively impacted if the value of a portfolio holding were harmed by such conditions or events.

Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, bank failures or other events, can adversely affect local and global markets and normal market operations. Market disruptions may exacerbate political, social, and economic risks. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Such events can be highly disruptive to economies and markets and significantly impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the fund’s investments and operation of the fund. These events could disrupt businesses that are integral to the fund’s operations or impair the ability of employees of fund service providers to perform essential tasks on behalf of the fund.

Governmental and quasi-governmental authorities may take a number of actions designed to support local and global economies and the financial markets in response to economic disruptions. Such actions may include a variety of significant fiscal and monetary policy changes, including, for example, direct capital infusions into companies, new monetary programs and significantly lower interest rates. These actions may result in significant expansion of public debt and may result in greater market risk. Additionally, an unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

Equity securities — Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks and may also include securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Holders of equity securities are not creditors of the issuer. If an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

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There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

Investing in smaller capitalization stocks — The fund may invest in the stocks of smaller capitalization companies. Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited operating histories, limited markets or financial resources, may be dependent on one or a few key persons for management and can be more susceptible to losses. Also, their securities may be less liquid or illiquid (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.

Debt instruments — Debt securities, also known as “fixed income securities,” are used by issuers to borrow money. Bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments are common types of debt securities. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. Some debt securities bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. These fluctuations will generally be greater for longer-term debt securities than for shorter-term debt securities. Prices of these securities can also be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or they may pay only a small fraction of the amount owed. Direct indebtedness of countries, particularly developing countries, also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default. Such securities are sometimes referred to as “junk bonds” or high yield bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. Investment grade bonds in the ratings categories A or Baa/BBB also may be more susceptible to changes in market or economic conditions than bonds rated in the highest rating categories.

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to interest rate and economic changes — Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or a period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities and derivative instruments. As discussed under “Market conditions” above in this statement of additional information, governments and quasi-governmental authorities may

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take actions to support local and global economies and financial markets during periods of economic crisis, including direct capital infusions into companies, new monetary programs and significantly lower interest rates. Such actions may expose fixed income markets to heightened volatility and may reduce liquidity for certain investments, which could cause the value of the fund’s portfolio to decline.

Payment expectations — Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund may have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation — There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund’s ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. The investment adviser considers these ratings of securities as one of many criteria in making its investment decisions.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the Appendix to this statement of additional information for more information about credit ratings.

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Securities with equity and debt characteristics — Certain securities have a combination of equity and debt characteristics. Such securities may at times behave more like equity than debt or vice versa.

Preferred stock — Preferred stock represents an equity interest in an issuer that generally entitles the holder to receive, in preference to common stockholders and the holders of certain other stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the issuer. Preferred stocks may pay fixed or adjustable rates of return, and preferred stock dividends may be cumulative or non-cumulative and participating or non-participating. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stockholders, while prior unpaid dividends on non-cumulative preferred stock are forfeited. Participating preferred stock may be entitled to a dividend exceeding the issuer’s declared dividend in certain cases, while non-participating preferred stock is entitled only to the stipulated dividend. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. As with debt securities, the prices and yields of preferred stocks often move with changes in interest rates and the issuer’s credit quality. Additionally, a company’s preferred stock typically pays dividends only after the company makes required payments to holders of its bonds and other debt. Accordingly, the price of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the issuing company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Convertible securities — A convertible security is a debt obligation, preferred stock or other security that may be converted, within a specified period of time and at a stated conversion rate, into common stock or other equity securities of the same or a different issuer. The conversion may occur automatically upon the occurrence of a predetermined event or at the option of either the issuer or the security holder. Under certain circumstances, a convertible security may also be called for redemption or conversion by the issuer after a particular date and at predetermined price specified upon issue. If a convertible security held by the fund is called for redemption or conversion, the fund could be required to tender the security for redemption, convert it into the underlying common stock, or sell it to a third party.

The holder of a convertible security is generally entitled to participate in the capital appreciation resulting from a market price increase in the issuer’s common stock and to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in an issuer’s capital structure and, therefore, normally entail less risk than the issuer’s common stock. However, convertible securities may also be subordinate to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities may entail more risk than such senior debt obligations. Convertible securities usually offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and, accordingly, convertible securities are subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may cushion the security against declines in the price of the underlying asset but may also cause the price of the security to fluctuate based upon changes in interest rates and the credit quality of the issuer. As with a straight fixed income security, the price of a convertible security tends to increase when interest rates decline and decrease when interest rates rise. Like the price of a common

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stock, the price of a convertible security also tends to increase as the price of the underlying stock rises and to decrease as the price of the underlying stock declines.

Hybrid securities — A hybrid security is a type of security that also has equity and debt characteristics. Like equities, which have no final maturity, a hybrid security may be perpetual. On the other hand, like debt securities, a hybrid security may be callable at the option of the issuer on a date specified at issue. Additionally, like common equities, which may stop paying dividends at virtually any time without violating any contractual terms or conditions, hybrids typically allow for issuers to withhold payment of interest until a later date or to suspend coupon payments entirely without triggering an event of default. Hybrid securities are normally at the bottom of an issuer’s debt capital structure because holders of an issuer’s hybrid securities are structurally subordinated to the issuer’s senior creditors. In bankruptcy, hybrid security holders should only get paid after all senior creditors of the issuer have been paid but before any disbursements are made to the issuer’s equity holders. Accordingly, hybrid securities may be more sensitive to economic changes than more senior debt securities. Such securities may also be viewed as more equity-like by the market when the issuer or its parent company experiences financial difficulties.

Contingent convertible securities, which are also known as contingent capital securities, are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain trigger events. One type of contingent convertible security has characteristics designed to absorb losses, by providing that the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital level below a specified threshold, the liquidation value of the security may be reduced in whole or in part. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value of the security may be adjusted back up to par, such as an improvement in capitalization or earnings. Another type of contingent convertible security provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for example, to the issuer’s failure to maintain a capital minimum. Since the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all) and conversion would deepen the subordination of the investor, effectively worsening the investor’s standing in the case of the issuer’s insolvency. An automatic write-down or conversion event with respect to a contingent convertible security will typically be triggered by a reduction in the issuer’s capital level, but may also be triggered by regulatory actions, such as a change in regulatory capital requirements, or by other factors.

Investing outside the U.S. — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These issuers may also be more susceptible to actions of foreign governments such as the imposition of price controls, sanctions, or punitive taxes that could adversely impact the value of these securities. To the extent the fund invests in securities that are denominated in currencies other than the U.S. dollar, these securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value,

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than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Additional costs could be incurred in connection with the fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. The fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

In countries where direct foreign investment is limited or prohibited, the fund may invest in operating companies based in such countries through an offshore intermediary entity that, based on contractual agreements, seeks to replicate the rights and obligations of direct equity ownership in such operating company. Because the contractual arrangements do not in fact bestow the fund with actual equity ownership in the operating company, these investment structures may limit the fund’s rights as an investor and create significant additional risks. For example, local government authorities may determine that such structures do not comply with applicable laws and regulations, including those relating to restrictions on foreign ownership. In such event, the intermediary entity and/or the operating company may be subject to penalties, revocation of business and operating licenses or forfeiture of foreign ownership interests, and the fund’s economic interests in the underlying operating company and its rights as an investor may not be recognized, resulting in a loss to the fund and its shareholders. In addition, exerting control through contractual arrangements may be less effective than direct equity ownership, and a company may incur substantial costs to enforce the terms of such arrangements, including those relating to the distribution of the funds among the entities. These special investment structures may also be disregarded for tax purposes by local tax authorities, resulting in increased tax liabilities, and the fund’s control over – and distributions due from – such structures may be jeopardized if the individuals who hold the equity interest in such structures breach the terms of the agreements. While these structures may be widely used to circumvent limits on

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foreign ownership in certain jurisdictions, there is no assurance that they will be upheld by local regulatory authorities or that disputes regarding the same will be resolved consistently.

Although there is no universally accepted definition, the investment adviser generally considers an emerging market to be a market that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union, and would include markets commonly referred to as “frontier markets.” For example, the investment adviser currently expects that most countries not designated as developed markets by MSCI Inc. (“MSCI”) will be treated as emerging markets for equity securities, and that most countries designated as emerging markets by J.P. Morgan or, if not available, Bloomberg will be treated as emerging markets for debt securities.

Certain risk factors related to emerging markets

Currency fluctuations — Certain emerging markets’ currencies have experienced and in the future may experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the fund’s emerging markets securities holdings would generally depreciate and vice versa. Further, the fund may lose money due to losses and other expenses incurred in converting various currencies to purchase and sell securities valued in currencies other than the U.S. dollar, as well as from currency restrictions, exchange control regulation and currency devaluations.

Government regulation — Certain developing countries lack uniform accounting, auditing and financial reporting and disclosure standards, have less governmental supervision of financial markets than in the United States, and may not honor legal rights or protections enjoyed by investors in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. While the fund will only invest in markets where these restrictions are considered acceptable by the investment adviser, a country could impose new or additional repatriation restrictions after the fund’s investment. If this happened, the fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the fund’s liquidity needs and other factors. Further, some attractive equity securities may not be available to the fund if foreign shareholders already hold the maximum amount legally permissible.

While government involvement in the private sector varies in degree among developing countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the fund’s investments.

Fluctuations in inflation rates — Rapid fluctuations in inflation rates may have negative impacts on the economies and securities markets of certain emerging market countries.

Less developed securities markets — Emerging markets may be less well-developed and regulated than other markets. These markets have lower trading volumes than the securities markets of more developed countries and may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of

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more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

Settlement risks — Settlement systems in developing countries are generally less well organized than those of developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the fund to suffer a loss. The fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the fund will be successful in eliminating this risk, particularly as counterparties operating in developing countries frequently lack the standing or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the fund.

Limited market information — The fund may encounter problems assessing investment opportunities in certain emerging markets in light of limitations on available information and different accounting, auditing and financial reporting standards. For example, due to jurisdictional limitations, the Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. reporting companies, may be unable to inspect the audit work and practices of PCAOB-registered auditing firms in certain developing countries. As a result, there is greater risk that financial records and information relating to an issuer’s operations in developing countries will be incomplete or misleading, which may negatively impact the fund’s investments in such company. When faced with limited market information, the fund’s investment adviser will seek alternative sources of information, and to the extent the investment adviser is not satisfied with the sufficiency or accuracy of the information obtained with respect to a particular market or security, the fund will not invest in such market or security.

Taxation — Taxation of dividends, interest and capital gains received by the fund varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the fund could become subject in the future to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Fraudulent securities — Securities purchased by the fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the fund.

Remedies — Developing countries may offer less protection to investors than U.S. markets and, in the event of investor harm, there may be substantially less recourse available to the fund and its shareholders. In addition, as a matter of law or practicality, the fund and its shareholders - as well as U.S. regulators - may encounter substantial difficulties in obtaining and enforcing judgments and other actions against non-U.S. individuals and companies.

Synthetic local access instruments — Participation notes, market access warrants and other similar structured investment vehicles (collectively, “synthetic local access instruments”) are instruments used by investors to obtain exposure to equity investments in local markets where direct ownership by foreign investors is not permitted or is otherwise restricted by local law. Synthetic local access

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instruments, which are generally structured and sold over-the-counter by a local branch of a bank or broker-dealer that is permitted to purchase equity securities in the local market, are designed to replicate exposure to one or more underlying equity securities. The price and performance of a synthetic local access instrument are normally intended to track the price and performance of the underlying equity assets as closely as possible. However, there can be no assurance that the results of synthetic local access instruments will replicate exactly the performance of the underlying securities due to transaction costs, taxes and other fees and expenses. The holder of a synthetic local access instrument may also be entitled to receive any dividends paid in connection with the underlying equity assets, but usually does not receive voting rights as it would if such holder directly owned the underlying assets.

Investments in synthetic local access instruments involve the same risks associated with a direct investment in the shares of the companies the instruments seek to replicate, including, in particular, the risks associated with investing outside the United States. Synthetic local access instruments also involve risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities. For instance, synthetic local access instruments represent unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them. Consequently, a purchaser of a synthetic local access instrument relies on the creditworthiness of such a bank or broker-dealer counterparty and has no rights under the instrument against the issuer of the underlying equity securities. Additionally, there is no guarantee that a liquid market for a synthetic local access instrument will exist or that the issuer of the instrument will be willing to repurchase the instrument when an investor wishes to sell it.

Depositary receipts — Depositary receipts are securities that evidence ownership interests in, and represent the right to receive, a security or a pool of securities that have been deposited with a bank or trust depository. The fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and other similar securities. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. entity. For other depositary receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. entity. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as EDRs and GDRs, may be issued in bearer form, may be denominated in either U.S. dollars or in non-U.S. currencies, and are primarily designed for use in securities markets outside the United States. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, generally no fees are imposed on the purchase or sale of these securities other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, the issuers of securities underlying depositary receipts may not be obligated to timely disclose information that is considered material under the securities laws of the United States. Therefore, less information may be available regarding these issuers than about the issuers of other securities and there may not be a correlation between such information and the market value of the depositary receipts.

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Currency transactions — The fund may enter into currency transactions on a spot (i.e., cash) basis at the prevailing rate in the currency exchange market to provide for the purchase or sale of a currency needed to purchase a security denominated in such currency. In addition, the fund may enter into forward currency contracts and may purchase and sell options on currencies to protect against changes in currency exchange rates, to increase exposure to a particular foreign currency, to shift exposure to currency fluctuations from one currency to another or to seek to increase returns. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Some forward currency contracts, called non-deliverable forwards or NDFs, do not call for physical delivery of the currency and are instead settled through cash payments. Forward currency contracts are typically privately negotiated and traded in the interbank market between large commercial banks (or other currency traders) and their customers. Although forward contracts entered into by the fund will typically involve the purchase or sale of a currency against the U.S. dollar, the fund also may purchase or sell a non-U.S. currency against another non-U.S. currency.

The fund may also purchase or write put and call options on foreign currencies on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options, to the extent not exercised, will expire and the fund, as the purchaser, would experience a loss to the extent of the premium paid for the option. Instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the fund could write a put option on the relevant currency, which, if exchange rates move in the manner projected, will expire unexercised and allow the fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, writing a currency option will provide a hedge only up to the amount of the premium, and only if exchange rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may be required to forego all or a portion of the benefit that might otherwise have been obtained from favorable movements in exchange rates. OTC options are bilateral contracts that are individually negotiated and they are generally less liquid than exchange-traded options. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve credit risk to the counterparty, whereas for exchange-traded options, credit risk is mutualized through the involvement of the applicable clearing house. Currency options traded on exchanges may be subject to position limits, which may limit the ability of the fund to reduce currency risk using such options. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, substantial price and rate movements may take place in the currency markets that cannot be reflected in the U.S. options markets. See also “Options” for a general description of investment techniques and risks relating to options.

Currency exchange rates generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investment in different countries as viewed from an international perspective. Currency exchange rates, as well as foreign currency transactions, can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. Such intervention or other events could prevent the fund from entering into foreign currency transactions, force the fund to exit such transactions at an unfavorable time or price or result in penalties to the fund, any of which may result in losses to the fund.

Generally, the fund will not attempt to protect against all potential changes in exchange rates and the use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities. If the value of the underlying securities declines or the amount of the fund’s commitment increases because of changes in exchange rates, the fund may need to provide additional cash or

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securities to satisfy its commitment under the forward contract. The fund is also subject to the risk that it may be delayed or prevented from obtaining payments owed to it under the forward contract as a result of the insolvency or bankruptcy of the counterparty with which it entered into the forward contract or the failure of the counterparty to comply with the terms of the contract.

The realization of gains or losses on foreign currency transactions will usually be a function of the investment adviser’s ability to accurately estimate currency market movements. Entering into forward currency transactions may change the fund’s exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as expected by the fund’s investment adviser. For example, if the fund’s investment adviser increases the fund’s exposure to a foreign currency using forward contracts and that foreign currency’s value declines, the fund may incur a loss. In addition, while entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. See also the “Derivatives” section under "Description of certain securities, investment techniques and risks" for a general description of investment techniques and risks relating to derivatives, including certain currency forwards and currency options.

Forward currency contracts may give rise to leverage, or exposure to potential gains and losses in excess of the initial amount invested. Leverage magnifies gains and losses and could cause the fund to be subject to more volatility than if it had not been leveraged, thereby resulting in a heightened risk of loss. Forward currency contracts are considered derivatives. Accordingly, under the SEC’s rule applicable to the fund’s use of derivatives, a fund’s obligations with respect to these instruments will depend on the fund’s aggregate usage of and exposure to derivatives, and the fund’s usage of forward currency contracts is subject to written policies and procedures reasonably designed to manage the fund’s derivatives risk.

Forward currency transactions also may affect the character and timing of income, gain, or loss recognized by the fund for U.S. tax purposes. The use of forward currency contracts could result in the application of the mark-to-market provisions of the Internal Revenue Code of 1986 as amended (the "Code") and may cause an increase (or decrease) in the amount of taxable dividends paid by the fund.

Indirect exposure to cryptocurrencies – Cryptocurrencies are currencies which exist in a digital form and may act as a store of wealth, a medium of exchange or an investment asset. There are thousands of cryptocurrencies, such as bitcoin. Although the fund has no current intention of directly investing in cryptocurrencies, some issuers have begun to accept cryptocurrency for payment of services, use cryptocurrencies as reserve assets or invest in cryptocurrencies, and the fund may invest in securities of such issuers. The fund may also invest in securities of issuers which provide cryptocurrency-related services.

Cryptocurrencies are subject to fluctuations in value. Cryptocurrencies are not backed by any government, corporation or other identified body. Rather, the value of a cryptocurrency is determined by other factors, such as the perceived future prospects or the supply and demand for such cryptocurrency in the global market for the trading of cryptocurrency. Such trading markets are unregulated and may be more exposed to operational or technical issues as well as fraud or manipulation in comparison to established, regulated exchanges for securities, derivatives and traditional currencies. The value of a cryptocurrency may decline precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a loss of confidence in its network or a change in user preference to other cryptocurrencies. An issuer that owns cryptocurrencies may experience custody issues, and may lose its cryptocurrency holdings through theft, hacking, or technical glitches in the applicable blockchain. The fund may experience losses as a result of the decline in value of its securities of issuers that own cryptocurrencies or which provide cryptocurrency-related services. If an issuer that owns cryptocurrencies intends to pay a dividend using such holdings or to otherwise make a distribution of such holdings to its stockholders, such dividends or distributions may face regulatory, operational and technical issues.

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Factors affecting the further development of cryptocurrency include, but are not limited to: continued worldwide growth of, or possible cessation of or reversal in, the adoption and use of cryptocurrencies and other digital assets; the developing regulatory environment relating to cryptocurrencies, including the characterization of cryptocurrencies as currencies, commodities, or securities, the tax treatment of cryptocurrencies, and government and quasi-government regulation or restrictions on, or regulation of access to and operation of, cryptocurrency networks and the exchanges on which cryptocurrencies trade, including anti-money laundering regulations and requirements; perceptions regarding the environmental impact of a cryptocurrency; changes in consumer demographics and public preferences; general economic conditions; maintenance and development of open-source software protocols; the availability and popularity of other forms or methods of buying and selling goods and services; the use of the networks supporting digital assets, such as those for developing smart contracts and distributed applications; and general risks tied to the use of information technologies, including cyber risks. A hack or failure of one cryptocurrency may lead to a loss in confidence in, and thus decreased usage and/or value of, other cryptocurrencies.

Derivatives — In pursuing its investment objective, the fund may invest in derivative instruments. A derivative is a financial instrument, the value of which depends on, or is otherwise derived from, another underlying variable. Most often, the variable underlying a derivative is the price of a traded asset, such as a traditional cash security (e.g., a stock or bond), a currency or a commodity; however, the value of a derivative can be dependent on almost any variable, from the level of an index or a specified rate to the occurrence (or non-occurrence) of a credit event with respect to a specified reference asset. In addition to investing in forward currency contracts and currency options, as described under “Currency transactions,” the fund may take positions in futures contracts and options on futures contracts and swaps, each of which is a derivative instrument described in greater detail below.

Derivative instruments may be distinguished by the manner in which they trade: some are standardized instruments that trade on an organized exchange while others are individually negotiated and traded in the over-the-counter (OTC) market. Derivatives also range broadly in complexity, from simple derivatives to more complex instruments. As a general matter, however, all derivatives — regardless of the manner in which they trade or their relative complexities — entail certain risks, some of which are different from, and potentially greater than, the risks associated with investing directly in traditional cash securities.

As is the case with traditional cash securities, derivative instruments are generally subject to counterparty credit risk; however, in some cases, derivatives may pose counterparty risks greater than those posed by cash securities. The use of derivatives involves the risk that a loss may be sustained by the fund as a result of the failure of the fund’s counterparty to make required payments or otherwise to comply with its contractual obligations. For some derivatives, though, the value of — and, in effect, the return on — the instrument may be dependent on both the individual credit of the fund’s counterparty and on the credit of one or more issuers of any underlying assets. If the fund does not correctly evaluate the creditworthiness of its counterparty and, where applicable, of issuers of any underlying reference assets, the fund’s investment in a derivative instrument may result in losses. Further, if a fund’s counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to applicable bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor and delay or impede the fund’s ability to receive the net amount of payments that it is contractually entitled to receive. Derivative instruments are subject to additional risks, including operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

The value of some derivative instruments in which the fund invests may be particularly sensitive to changes in prevailing interest rates, currency exchange rates or other market conditions. Like the fund’s other investments, the ability of the fund to successfully utilize such derivative instruments may

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depend in part upon the ability of the fund’s investment adviser to accurately forecast interest rates and other economic factors. The success of the fund’s derivative investment strategy will also depend on the investment adviser’s ability to assess and predict the impact of market or economic developments on the derivative instruments in which the fund invests, in some cases without having had the benefit of observing the performance of a derivative under all possible market conditions. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, or if the investment adviser incorrectly predicts the impact of developments on a derivative instrument, the fund could suffer losses.

Certain derivatives may also be subject to liquidity and valuation risks. The potential lack of a liquid secondary market for a derivative (and, particularly, for an OTC derivative, including swaps and OTC options) may cause difficulty in valuing or selling the instrument. If a derivative transaction is particularly large or if the relevant market is illiquid, as is often the case with many privately-negotiated OTC derivatives, the fund may not be able to initiate a transaction or to liquidate a position at an advantageous time or price. Particularly when there is no liquid secondary market for the fund’s derivative positions, the fund may encounter difficulty in valuing such illiquid positions. The value of a derivative instrument does not always correlate perfectly with its underlying asset, rate or index, and many derivatives, and OTC derivatives in particular, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the fund.

Because certain derivative instruments may obligate the fund to make one or more potential future payments, which could significantly exceed the value of the fund’s initial investments in such instruments, derivative instruments may also have a leveraging effect on the fund’s portfolio. Certain derivatives have the potential for unlimited loss, irrespective of the size of the fund’s investment in the instrument. When a fund leverages its portfolio, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes.

The fund’s compliance with the SEC’s rule applicable to the fund’s use of derivatives may limit the ability of the fund to use derivatives as part of its investment strategy. The rule requires that a fund that uses derivatives in more than a limited manner, which is currently the case for the fund, adopt a derivatives risk management program, appoint a derivatives risk manager and comply with an outer limit on leverage based on value at risk, or “VaR”. VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon (i.e., 20 trading days) and at a specified confidence level (i.e., 99%). VaR will not provide, and is not intended to provide, an estimate of an instrument’s or portfolio’s maximum potential loss amount. For example, a VaR of 5% with a specified confidence level of 99% would mean that a VaR model estimates that 99% of the time a fund would not be expected to lose more than 5% of its total assets over the given time period. However, 1% of the time, the fund would be expected to lose more than 5% of its total assets, and in such a scenario the VaR model does not provide an estimate of the extent of this potential loss. The derivatives rule may not be effective in limiting the fund’s risk of loss, as measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in the fund’s derivatives or other investments. A fund is generally required to satisfy the rule’s outer limit on leverage by limiting the fund’s VaR to 200% of the VaR of a designated reference portfolio that does not utilize derivatives each business day. If a fund does not have an appropriate designated reference portfolio in light of the fund’s investments, investment objectives and strategy, a fund must satisfy the rule’s outer limit on leverage by limiting the fund’s VaR to 20% of the value of the fund’s net assets each business day.

Options — The fund may invest in option contracts, including options on futures and options on currencies, as described in more detail under “Futures and Options on Futures” and “Currency Transactions,” respectively. An option contract is a contract that gives the holder of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the instrument underlying the option) at a specified exercise price. The writer of

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an option on a security has the obligation, upon exercise of the option, to cash settle or deliver the underlying currency or instrument upon payment of the exercise price (in the case of a call) or to cash settle or take delivery of the underlying currency or instrument and pay the exercise price (in the case of a put).

By purchasing a put option, the fund obtains the right (but not the obligation) to sell the currency or instrument underlying the option (or to deliver the cash value of the instrument underlying the option) at a specified exercise price, which is also referred to as the strike price. In return for this right, the fund pays the current market price, or the option premium, for the option. The fund may terminate its position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire amount of the option premium paid. If the option is exercised, the fund completes the sale of the underlying instrument (or cash settles) at the strike price. The fund may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

As a buyer of a put option, the fund can expect to realize a gain if the price of the underlying currency or instrument falls substantially. However, if the price of the underlying currency or instrument does not fall enough to offset the cost of purchasing the option, the fund can expect to suffer a loss, albeit a loss limited to the amount of the option premium plus any applicable transaction costs.

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying currency or instrument (or cash settle) at the specified strike price. The buyer of a call option typically attempts to participate in potential price increases of the underlying currency or instrument with risk limited to the cost of the option if the price of the underlying currency or instrument falls. At the same time, the call option buyer can expect to suffer a loss if the price of the underlying currency or instrument does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option purchaser. In return for receipt of the option premium, the writer assumes the obligation to pay or receive the strike price for the option’s underlying currency or instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by entering into opposing close-out transactions in advance of the option expiration date. If the market for the relevant put option is not liquid, however, the writer must be prepared to pay the strike price while the option is outstanding, regardless of price changes.

If the price of the underlying currency or instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the price of the underlying currency or instrument remains the same over time, it is likely that the writer would also profit because it should be able to close out the option at a lower price. This is because an option’s value decreases with time as the currency or instrument approaches its expiration date. If the price of the underlying currency or instrument falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying currency or instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to, upon exercise of the option, deliver the option’s underlying currency or instrument in return for the strike price or to make a net cash settlement payment, as applicable. The characteristics of writing call options are similar to those of writing

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put options, except that writing call options is generally a profitable strategy if prices remain the same or fall. The potential gain for the option seller in such a transaction would be capped at the premium received.

Several risks are associated with transactions in options on currencies, securities and other instruments (referred to as the “underlying instruments”). For example, there may be significant differences between the underlying instruments and options markets that could result in an imperfect correlation between these markets, which could cause a given transaction not to achieve its objectives. When a put or call option on a particular underlying instrument is purchased to hedge against price movements in a related underlying instrument, for example, the price to close out the put or call option may move more or less than the price of the related underlying instrument.

Options prices can diverge from the prices of their underlying instruments for a number of reasons. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in the volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices in the same way. Imperfect correlation may also result from differing levels of demand in the options markets and the markets for the underlying instruments, from structural differences in how options and underlying instruments are traded, or from imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell options contracts with a greater or lesser value than the underlying instruments it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the underlying instruments, although this may not be successful. If price changes in the fund’s options positions are less correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

There is no assurance that a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volumes and liquidity if their strike prices are not close to the current prices of the underlying instruments. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or to close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions and could potentially require the fund to hold a position until delivery or expiration regardless of changes in its value.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, in order to adjust the risk and return profile of the fund’s overall position. For example, purchasing a put option and writing a call option on the same underlying instrument could construct a combined position with risk and return characteristics similar to selling a futures contract (but with leverage embedded). Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower strike price to reduce the risk of the written call option in the event of a substantial price increase. Because such combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Futures and options on futures — The fund may enter into futures contracts and options on futures contracts to seek to manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. A futures contract is an agreement to buy or sell a security or other financial instrument (the “reference asset”) for a set price on a future date. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract from or to the writer of the option, at a specified

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price on or before the specified expiration date. Futures contracts and options on futures contracts are standardized, exchange-traded contracts, and, when such contracts are bought or sold, the fund will incur brokerage fees and will be required to maintain margin deposits.

Unlike when the fund purchases or sells a security, such as a stock or bond, no price is paid or received by the fund upon the purchase or sale of a futures contract. When the fund enters into a futures contract, the fund is required to deposit with its futures broker, known as a futures commission merchant (FCM), a specified amount of liquid assets in a segregated account in the name of the FCM at the applicable derivatives clearinghouse or exchange. This amount, known as initial margin, is set by the futures exchange on which the contract is traded and may be significantly modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the fund upon termination of the contract, assuming all contractual obligations have been satisfied. Additionally, on a daily basis, the fund pays or receives cash, or variation margin, equal to the daily change in value of the futures contract. Variation margin does not represent a borrowing or loan by the fund but is instead a settlement between the fund and the FCM of the amount one party would owe the other if the futures contract expired. In computing daily net asset value, the fund will mark-to-market its open futures positions. A fund is also required to deposit and maintain margin with an FCM with respect to put and call options on futures contracts written by the fund. Such margin deposits will vary depending on the nature of the underlying futures contract (and related initial margin requirements), the current market value of the option, and other futures positions held by the fund. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the fund. An event of bankruptcy or insolvency at a clearinghouse or exchange holding initial margin could also result in losses for the fund.

When the fund invests in futures contracts and options on futures contracts and deposits margin with an FCM, the fund becomes subject to so-called “fellow customer” risk – that is, the risk that one or more customers of the FCM will default on their obligations and that the resulting losses will be so great that the FCM will default on its obligations and margin posted by one customer, such as the fund, will be used to cover a loss caused by a different defaulting customer. Applicable Commodity Futures Trading Commission (“CFTC”) rules generally prohibit the use of one customer’s funds to meet the obligations of another customer and limit the ability of an FCM to use margin posed by non-defaulting customers to satisfy losses caused by defaulting customers. As a general matter, an FCM is required to use its own funds to meet a defaulting customer’s obligations. While a customer’s loss would likely need to be substantial before non-defaulting customers would be exposed to loss on account of fellow customer risk, applicable CFTC rules nevertheless permit the commingling of margin and do not limit the mutualization of customer losses from investment losses, custodial failures, fraud or other causes. If the loss is so great that, notwithstanding the application of an FCM’s own funds, there is a shortfall in the amount of customer funds required to be held in segregation, the FCM could default and be placed into bankruptcy. Under these circumstances, bankruptcy law provides that non-defaulting customers will share pro rata in any shortfall. A shortfall in customer segregated funds may also make the transfer of the accounts of non-defaulting customers to another FCM more difficult.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the reference asset, in practice, most futures contracts are usually closed out before the delivery date by offsetting purchases or sales of matching futures contracts. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical reference asset and the same delivery date. If the offsetting purchase price is less than the original sale price (in each case taking into account transaction costs, including brokerage

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fees), the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price (in each case taking into account transaction costs, including brokerage fees), the fund realizes a gain; if it is less, the fund realizes a loss.

The fund may purchase and write call and put options on futures. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract, and the writer is assigned the opposite short position. The opposite is true in the case of a put option. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option. See also “Options” above for a general description of investment techniques and risks relating to options.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying reference asset. Purchasing futures contracts will, therefore, tend to increase the fund’s exposure to positive and negative price fluctuations in the reference asset, much as if the fund had purchased the reference asset directly. When the fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the reference asset. Accordingly, selling futures contracts will tend to offset both positive and negative market price changes, much as if the reference asset had been sold.

There is no assurance that a liquid market will exist for any particular futures or futures options contract at any particular time. Futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days, when the price fluctuation limit is reached and a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a futures contract is not liquid because of price fluctuation limits or other market conditions, the fund may be prevented from promptly liquidating unfavorable futures positions and the fund could be required to continue to hold a position until delivery or expiration regardless of changes in its value, potentially subjecting the fund to substantial losses. Additionally, the fund may not be able to take other actions or enter into other transactions to limit or reduce its exposure to the position. Under such circumstances, the fund would remain obligated to meet margin requirements until the position is cleared. As a result, the fund’s access to other assets posted as margin for its futures positions could also be impaired.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different than those followed by futures exchanges in the United States. Futures and futures options contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to the fund. Margin requirements on foreign futures exchanges may be different than those of futures exchanges in the United States, and, because initial and variation margin payments may be measured in foreign currency, a futures or futures options contract traded outside the United States may also involve the risk of foreign currency fluctuations.

Swaps — The fund may enter into swaps, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return.

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Swaps can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. For example, standardized interest rate swaps and credit default swap indices are traded on SEFs and cleared. Other forms of swaps, such as total return swaps, are entered into on a bilateral basis. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swaps only with counterparties that meet certain credit standards and have agreed to specific collateralization procedures; however, if the counterparty’s creditworthiness deteriorates rapidly and the counterparty defaults on its obligations under the swap or declares bankruptcy, the fund may lose any amount it expected to receive from the counterparty. In addition, bilateral swaps are subject to certain regulatory margin requirements that mandate the posting and collection of minimum margin amounts, which may result in the fund and its counterparties posting higher margin amounts for bilateral swaps than would otherwise be the case.

The term of a swap can be days, months or years and certain swaps may be less liquid than others. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Swaps can take different forms. The fund may enter into the following types of swaps:

Interest rate swaps — The fund may enter into interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark, or on an inflation index such as the U.S. Consumer Price Index (which is a measure that examines the weighted average of prices of a basket of consumer goods and services and measures changes in the purchasing power of the U.S. dollar and the rate of inflation). In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the fund’s current obligation or right under the swap is generally equal to the net amount to be paid or received under the swap based on the relative value of the position held by each party.

In addition to the risks of entering into swaps discussed above, the use of interest rate swaps involves the risk of losses if interest rates change.

Total return swaps — The fund may enter into total return swaps in order to gain exposure to a market or security without owning or taking physical custody of such security or investing directly in such market. A total return swap is an agreement in which one party agrees to make periodic payments to the other party based on the change in market value of the assets underlying the contract during the specified term in exchange for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. The asset underlying the contract may be a single security, a basket of securities or a securities index. Like other swaps, the use of

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total return swaps involves certain risks, including potential losses if a counterparty defaults on its payment obligations to the fund or the underlying assets do not perform as anticipated. There is no guarantee that entering into a total return swap will deliver returns in excess of the interest costs involved and, accordingly, the fund’s performance may be lower than would have been achieved by investing directly in the underlying assets.

Credit default swap indices — In order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks, the fund may invest in credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”). A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party — the protection buyer — is obligated to pay the other party — the protection seller — a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits. Also, if a restructuring credit event occurs in an iTraxx index, the fund as protection buyer may receive a single name credit default swap (CDS) contract representing the relevant constituent.

The fund may enter into a CDSI transaction as either protection buyer or protection seller. If the fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the fund, coupled with the periodic payments previously received by the fund, may be less than the full notional value that the fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the fund. Furthermore, as a protection seller, the fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction.

The use of CDSI, like all other swaps, is subject to certain risks, including the risk that the fund’s counterparty will default on its obligations. If such a default were to occur, any contractual remedies that the fund might have may be subject to applicable bankruptcy laws, which could delay or limit the fund’s recovery. Thus, if the fund’s counterparty to a CDSI transaction defaults on its obligation to make payments thereunder, the fund may lose such payments altogether or collect only a portion thereof, which collection could involve substantial costs or delays.

Additionally, when the fund invests in a CDSI as a protection seller, the fund will be indirectly exposed to the creditworthiness of issuers of the underlying reference obligations in the index. If the investment adviser to the fund does not correctly evaluate the creditworthiness of issuers of the underlying instruments on which the CDSI is based, the investment could result in losses to the fund.

Obligations backed by the “full faith and credit” of the U.S. government — U.S. government obligations include the following types of securities:

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U.S. Treasury securities — U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of high credit quality.

Federal agency securities — The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include, but are not limited to, the Federal Financing Bank (“FFB”), the Government National Mortgage Association (“Ginnie Mae”), the U.S. Department of Veterans Affairs (“VA”), the Federal Housing Administration (“FHA”), the Export-Import Bank of the United States (“Exim Bank”), the U.S. International Development Finance Corporation (“DFC”), the Commodity Credit Corporation (“CCC”) and the U.S. Small Business Administration (“SBA”).

Such securities are subject to variations in market value due to fluctuations in interest rates and in government policies, but, if held to maturity, are expected to be paid in full (either at maturity or thereafter). However, from time to time, a high national debt level and uncertainty regarding negotiations to increase the U.S. government's debt ceiling could increase the risk that the U.S. government may default on its obligations and/or lead to a downgrade of the credit rating of the U.S. government. Such an event could adversely affect the value of investments in securities backed by the full faith and credit of the U.S. government and lead to significant disruptions in U.S. and global markets.

Other federal agency obligations — Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a congressional charter; some are backed by collateral consisting of “full faith and credit” obligations as described above; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), the Tennessee Valley Authority and the Federal Farm Credit Bank System.

In 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to the FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the fund’s only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.

The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on

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another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against the FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

Pass-through securities — The fund may invest in various debt obligations backed by pools of mortgages, corporate loans or other assets including, but not limited to, residential mortgage loans, home equity loans, mortgages on commercial buildings, consumer loans and equipment leases. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. The risks of an investment in these obligations depend in part on the type of the collateral securing the obligations and the class of the instrument in which the fund invests. These securities include:

Mortgage-backed securities — These securities may be issued by U.S. government agencies and government-sponsored entities, such as Ginnie Mae, Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S. government agencies may be guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies and the underlying mortgages are not subject to the same underwriting requirements. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Borrowers on the underlying mortgages are usually permitted to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments. In addition, delinquencies, losses or defaults by borrowers can adversely affect the prices and volatility of these securities. Such delinquencies and losses can be exacerbated by declining or flattening housing and property values. This, along with other outside pressures, such as bankruptcies and financial difficulties experienced by mortgage loan originators, decreased investor demand for mortgage loans and mortgage-related securities and increased investor demand for yield, can adversely affect the value and liquidity of mortgage-backed securities.

Collateralized mortgage obligations (CMOs) — CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

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Commercial mortgage-backed securities — These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities and may be more difficult to value.

Asset-backed securities — These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Obligors of the underlying assets also may make prepayments that can change effective maturities of the asset-backed securities. These securities may be less liquid and more difficult to value than other securities.

Collateralized bond obligations (CBOs) and collateralized loan obligations (CLOs) — A CBO is a trust typically backed by a diversified pool of fixed-income securities, which may include high risk, lower rated securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans, including lower rated loans. CBOs and CLOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest and highest yielding portion is the “equity” tranche which bears the bulk of any default by the bonds or loans in the trust and is constructed to protect the other, more senior tranches from default. Since they are partially protected from defaults, the more senior tranches typically have higher ratings and lower yields than the underlying securities in the trust and can be rated investment grade. Despite the protection from the equity tranche, the more senior tranches can still experience substantial losses due to actual defaults of the underlying assets, increased sensitivity to defaults due to impairment of the collateral or the more junior tranches, market anticipation of defaults, as well as potential general aversions to CBO or CLO securities as a class. Normally, these securities are privately offered and sold, and thus, are not registered under the securities laws. CBOs and CLOs may be less liquid, may exhibit greater price volatility and may be more difficult to value than other securities.

“IOs” and “POs” are issued in portions or tranches with varying maturities and characteristics. Some tranches may only receive the interest paid on the underlying mortgages (IOs) and others may only receive the principal payments (POs). The values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and IOs are also subject to the risk of early repayment of the underlying mortgages that will substantially reduce or eliminate interest payments.

Municipal bonds — Municipal bonds are debt obligations that are exempt from federal, state and/or local income taxes. Opinions relating to the validity of municipal bonds, exclusion of municipal bond

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interest from an investor’s gross income for federal income tax purposes and, where applicable, state and local income tax, are rendered by bond counsel to the issuing authorities at the time of issuance.

The two principal classifications of municipal bonds are general obligation bonds and limited obligation or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities, such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.

Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational, tribal gaming and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.

Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features, including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Many of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue.

Equity-linked notes — The fund may purchase equity-linked notes to enhance the current income of its portfolio. Equity-linked notes are hybrid instruments that are specially designed to combine the characteristics of one or more reference securities — usually a single stock, a stock index or a basket of stocks — and a related equity derivative, such as a put or call option, in a single note form. For example, an equity-linked note that refers to the stock of an issuer may be the economic equivalent of holding a position in that stock and simultaneously selling a call option on that stock with a strike price greater than the current stock price. The holder of the note would be exposed to decreases in the price of the equity to the same extent as if it held the equity directly. However, if the stock appreciated in value, the noteholder would only benefit from stock price increases up to the strike price (i.e., the point at which the holder of the call option would be expected to exercise its right to buy the underlying stock). Additionally, the terms of an equity-linked note may provide for periodic interest payments to holders at either a fixed or floating rate.

As described in the example above, the return on an equity-linked note is generally tied to the performance of the underlying reference security or securities. In addition to any interest payments made during the term of the note, at maturity, the noteholder usually receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the issuance, the maximum principal amount to be repaid on the equity-linked note may be capped. For example, in consideration for greater current income or yield, a noteholder may forego its participation in the

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capital appreciation of the underlying equity assets above a predetermined price limit. Alternatively, if the linked securities have depreciated in value, or if their price fluctuates outside of a preset range, the noteholder may receive only the principal amount of the note, or may lose the principal invested in the equity-linked note entirely.

The price of an equity-linked note is derived from the value of the underlying linked securities. The level and type of risk involved in the purchase of an equity-linked note by the fund is similar to the risk involved in the purchase of the underlying linked securities. However, the value of an equity-linked note is also dependent on the individual credit of the issuer of the note, which, in the case of an unsecured note, will generally be a major financial institution, and, in the case of a collateralized note, will generally be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. An investment in an equity-linked note bears the risk that the issuer of the note will default or become bankrupt. In such an event, the fund may have difficulty being repaid, or may fail to be repaid, the principal amount of, or income from, its investment. Like other structured products, equity-linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity-linked note defaulted under the terms of the note. However, depending on the law of the jurisdictions in which an issuer is organized and in which the note is issued, in the event of default, the fund may incur substantial expenses in seeking recovery under an equity-linked note, and may have limited legal recourse in attempting to do so.

Equity-linked notes are often privately placed and may not be rated, in which case the fund will be more dependent than would otherwise be the case on the ability of the investment adviser to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors. Ratings of issuers of equity-linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying equity securities. The fund’s successful use of equity-linked notes will usually depend on the investment adviser’s ability to accurately forecast movements in the prices of the underlying securities. Should the prices of the underlying securities move in an unexpected manner, or should the structure of a note respond to market conditions differently than anticipated, the fund may not achieve the anticipated benefits of the investment in the equity-linked note, and the fund may realize losses, which could be significant and could include the fund’s entire principal investment in the note.

Equity-linked notes are generally designed for the over-the-counter institutional investment market, and the secondary market for equity-linked notes may be limited. The lack of a liquid secondary market may have an adverse effect on the ability of the fund to accurately value and/or sell the equity-linked notes in its portfolio.

Real estate investment trusts — Real estate investment trusts ("REITs"), which primarily invest in real estate or real estate-related loans, may issue equity or debt securities. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

Inflation-linked bonds — The fund may invest in inflation-linked bonds issued by governments, their agencies or instrumentalities and corporations.

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The principal amount of an inflation-linked bond is adjusted in response to changes in the level of an inflation index, such as the Consumer Price Index for Urban Consumers (“CPURNSA”). If the index measuring inflation falls, the principal value or coupon of these securities will be adjusted downward. Consequently, the interest payable on these securities will be reduced. Also, if the principal value of these securities is adjusted according to the rate of inflation, the adjusted principal value repaid at maturity may be less than the original principal. In the case of U.S. Treasury Inflation-Protected Securities (“TIPS”), currently the only inflation-linked security that is issued by the U.S. Treasury, the principal amounts are adjusted daily based upon changes in the rate of inflation (as currently represented by the non-seasonally adjusted CPURNSA, calculated with a three-month lag). TIPS may pay interest semi-annually, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal amount that has been adjusted for inflation. The current market value of TIPS is not guaranteed and will fluctuate. However, the U.S. government guarantees that, at maturity, principal will be repaid at the higher of the original face value of the security (in the event of deflation) or the inflation adjusted value.

Other non-U.S. sovereign governments also issue inflation-linked securities that are tied to their own local consumer price indexes and that offer similar deflationary protection. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Corporations also periodically issue inflation-linked securities tied to CPURNSA or similar inflationary indexes. While TIPS and non-U.S. sovereign inflation-linked securities are currently the largest part of the inflation-linked market, the fund may invest in corporate inflation-linked securities.

The value of inflation-linked securities is expected to change in response to the changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in value of the inflation-linked securities. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-linked securities. There can be no assurance, however, that the value of inflation-linked securities will be directly correlated to the changes in interest rates. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

The interest rate for inflation-linked bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements of the consumer price index. For example, typically interest income would rise during a period of inflation and fall during a period of deflation.

The market for inflation-linked securities may be less developed or liquid, and more volatile, than certain other securities markets. There is a limited number of inflation-linked securities currently available for the fund to purchase, making the market less liquid and more volatile than the U.S. Treasury and agency markets.

Reinsurance related notes and bonds — The fund may invest in reinsurance related notes and bonds. These instruments, which are typically issued by special purpose reinsurance companies, transfer an element of insurance risk to the note or bond holders. For example, such a note or bond could provide that the reinsurance company would not be required to repay all or a portion of the principal value of the note or bond if losses due to a catastrophic event under the policy (such as a major hurricane) exceed certain dollar thresholds. Consequently, the fund may lose the entire amount of its investment in such bonds or notes if such an event occurs and losses exceed certain dollar thresholds. In this instance, investors would have no recourse against the insurance company. These instruments may be issued with fixed or variable interest rates and rated in a variety of credit quality categories by the rating agencies.

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Cash and cash equivalents — The fund may hold cash or invest in cash equivalents. Cash equivalents include, but are not limited to: (a) shares of money market or similar funds managed by the investment adviser or its affiliates; (b) shares of other money market funds; (c) commercial paper; (d) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (e) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (f) securities of the U.S. government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; and (g) higher quality corporate bonds and notes that mature, or that may be redeemed, in one year or less.

Commercial paper — The fund may purchase commercial paper. Commercial paper refers to short-term promissory notes issued by a corporation to finance its current operations. Such securities normally have maturities of thirteen months or less and, though commercial paper is often unsecured, commercial paper may be supported by letters of credit, surety bonds or other forms of collateral. Maturing commercial paper issuances are usually repaid by the issuer from the proceeds of new commercial paper issuances. As a result, investment in commercial paper is subject to rollover risk, or the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline and vice versa. However, the short-term nature of a commercial paper investment makes it less susceptible to volatility than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligations and commercial paper may become illiquid or suffer from reduced liquidity in these or other situations.

Commercial paper in which the fund may invest includes commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the 1933 Act. Section 4(a)(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of Section 4(a)(2) commercial paper is limited to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Technically, such a restriction on resale renders Section 4(a)(2) commercial paper a restricted security under the 1933 Act. In practice, however, Section 4(a)(2) commercial paper typically can be resold as easily as any other unrestricted security held by the fund. Accordingly, Section 4(a)(2) commercial paper has been generally determined to be liquid under procedures adopted by the fund’s board of trustees.

Restricted or illiquid securities — The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Some fund holdings (including some restricted securities) may be deemed illiquid if the fund expects that a reasonable portion of the holding cannot be sold in seven calendar days or less without the sale significantly changing the market value of the investment. The determination of whether a holding is considered illiquid is made by the fund’s adviser under a liquidity risk management program adopted by the fund’s board and administered by the fund’s adviser. The fund may incur significant additional costs in disposing of illiquid securities.

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Repurchase agreements — The fund may enter into repurchase agreements, or “repos”, under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repo may be considered a loan by the fund that is collateralized by the security purchased. Repos permit the fund to maintain liquidity and earn income over periods of time as short as overnight.

The seller must maintain with a custodian collateral equal to at least the repurchase price, including accrued interest. In tri-party repos, a third party custodian, called a clearing bank, facilitates repo clearing and settlement, including by providing collateral management services. However, as an alternative to tri-party repos, the fund could enter into bilateral repos, where the parties themselves are responsible for settling transactions.

The fund will only enter into repos involving securities of the type in which it could otherwise invest. If the seller under the repo defaults, the fund may incur a loss if the value of the collateral securing the repo has declined and may incur disposition costs and delays in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

Loan assignments and participations — The fund may invest in loans or other forms of indebtedness that represent interests in amounts owed by corporations or other borrowers (collectively “borrowers”). The investment adviser defines debt securities to include investments in loans, such as loan assignments and participations. Loans may be originated by the borrower in order to address its working capital needs, as a result of a reorganization of the borrower’s assets and liabilities (recapitalizations), to merge with or acquire another company (mergers and acquisitions), to take control of another company (leveraged buy-outs), to provide temporary financing (bridge loans), or for other corporate purposes. Most corporate loans are variable or floating rate obligations.

Some loans may be secured in whole or in part by assets or other collateral. In other cases, loans may be unsecured or may become undersecured by declines in the value of assets or other collateral securing such loan. The greater the value of the assets securing the loan the more the lender is protected against loss in the case of nonpayment of principal or interest. Loans made to highly leveraged borrowers may be especially vulnerable to adverse changes in economic or market conditions and may involve a greater risk of default.

Some loans may represent revolving credit facilities or delayed funding loans, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

Some loans may represent debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and will be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the fund’s only recourse will be against the collateral securing the DIP financing.

The investment adviser generally makes investment decisions based on publicly available information, but may rely on non-public information if necessary. Borrowers may offer to provide lenders with material, non-public information regarding a specific loan or the borrower in general. The investment

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adviser generally chooses not to receive this information. As a result, the investment adviser may be at a disadvantage compared to other investors that may receive such information. The investment adviser’s decision not to receive material, non-public information may impact the investment adviser’s ability to assess a borrower’s requests for amendments or waivers of provisions in the loan agreement. However, the investment adviser may on a case-by-case basis decide to receive such information when it deems prudent. In these situations the investment adviser may be restricted from trading the loan or buying or selling other debt and equity securities of the borrower while it is in possession of such material, non-public information, even if such loan or other security is declining in value.

The fund normally acquires loan obligations through an assignment from another lender, but also may acquire loan obligations by purchasing participation interests from lenders or other holders of the interests. When the fund purchases assignments, it acquires direct contractual rights against the borrower on the loan. The fund acquires the right to receive principal and interest payments directly from the borrower and to enforce its rights as a lender directly against the borrower. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Loan assignments are often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the purchase of a loan. Risks may also arise due to the inability of the agent to meet its obligations under the loan agreement.

Loan participations are loans or other direct debt instruments that are interests in amounts owed by the borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. In addition, the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation and the fund will have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies. As a result, the fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Loan assignments and participations are generally subject to legal or contractual restrictions on resale and are not currently listed on any securities exchange or automatic quotation system. Risks may arise due to delayed settlements of loan assignments and participations. The investment adviser expects that most loan assignments and participations purchased for the fund will trade on a secondary market. However, although secondary markets for investments in loans are growing among institutional investors, a limited number of investors may be interested in a specific loan. It is possible that loan participations, in particular, could be sold only to a limited number of institutional investors. If there is no active secondary market for a particular loan, it may be difficult for the investment adviser to sell the fund’s interest in such loan at a price that is acceptable to it and to obtain pricing information on such loan.

Investments in loan participations and assignments present the possibility that the fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by securities laws.

Unfunded commitment agreements — The fund may enter into unfunded commitment agreements to make certain investments, including unsettled bank loan purchase transactions. Under the SEC’s rule

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applicable to the fund’s use of derivatives, unfunded commitment agreements are not derivatives transactions. The fund will only enter into such unfunded commitment agreements if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements as they come due.

Forward commitment, when issued and delayed delivery transactions — The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund may enter into roll transactions, such as a mortgage dollar roll where the fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date, at a pre-determined price. During the period between the sale and repurchase (the “roll period”), the fund forgoes principal and interest paid on the mortgage-backed securities. The fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), if any, as well as by the interest earned on the cash proceeds of the initial sale. The fund could suffer a loss if the contracting party fails to perform the future transaction and the fund is therefore unable to buy back the mortgage-backed securities it initially sold. The fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk). These transactions are accounted for as purchase and sale transactions, which contribute to the fund’s portfolio turnover rate.

With to be announced (TBA) transactions, the particular securities (i.e., specified mortgage pools) to be delivered or received are not identified at the trade date, but are “to be announced” at a later settlement date. However, securities to be delivered must meet specified criteria, including face value, coupon rate and maturity, and be within industry-accepted “good delivery” standards.

The fund will not use these transactions for the purpose of leveraging. Although these transactions will not be entered into for leveraging purposes, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund’s portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

Under the SEC’s rule applicable to the fund’s use of derivatives, when issued, forward-settling and nonstandard settlement cycle securities, as well as TBAs and roll transactions, will be treated as derivatives unless the fund intends to physically settle these transactions and the transactions will settle within 35 days of their respective trade dates.

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Cybersecurity risks — With the increased use of technologies such as the Internet to conduct business, the fund has become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, “ransomware” attacks, injection of computer viruses or malicious software code, or the use of vulnerabilities in code to gain unauthorized access to digital information systems, networks or devices that are used directly or indirectly by the fund or its service providers through “hacking” or other means. Cybersecurity risks also include the risk of losses of service resulting from external attacks that do not require unauthorized access to the fund’s systems, networks or devices. For example, denial-of-service attacks on the investment adviser’s or an affiliate’s website could effectively render the fund’s network services unavailable to fund shareholders and other intended end-users. Any such cybersecurity breaches or losses of service may, among other things, cause the fund to lose proprietary information, suffer data corruption or lose operational capacity, or may result in the misappropriation, unauthorized release or other misuse of the fund’s assets or sensitive information (including shareholder personal information or other confidential information), the inability of fund shareholders to transact business, or the destruction of the fund’s physical infrastructure, equipment or operating systems. These, in turn, could cause the fund to violate applicable privacy and other laws and incur or suffer regulatory penalties, reputational damage, additional costs (including compliance costs) associated with corrective measures and/or financial loss. While the fund and its investment adviser have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for.

In addition, cybersecurity failures by or breaches of the fund’s third-party service providers (including, but not limited to, the fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries) may disrupt the business operations of the service providers and of the fund, potentially resulting in financial losses, the inability of fund shareholders to transact business with the fund and of the fund to process transactions, the inability of the fund to calculate its net asset value, violations of applicable privacy and other laws, rules and regulations, regulatory fines, penalties, reputational damage, reimbursement or other compensatory costs and/or additional compliance costs associated with implementation of any corrective measures. The fund and its shareholders could be negatively impacted as a result of any such cybersecurity breaches, and there can be no assurance that the fund will not suffer losses relating to cybersecurity attacks or other informational security breaches affecting the fund’s third-party service providers in the future, particularly as the fund cannot control any cybersecurity plans or systems implemented by such service providers.

Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value.

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Inflation/Deflation risk — The fund may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the fund‘s assets can decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation or inflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the fund‘s assets.

Interfund borrowing and lending — Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission, the fund may lend money to, and borrow money from, other funds advised by Capital Research and Management Company or its affiliates. The fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. The fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. The fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Affiliated investment companies — The fund may purchase shares of certain other investment companies managed by the investment adviser or its affiliates (“Central Funds”). The risks of owning another investment company are similar to the risks of investing directly in the securities in which that investment company invests. Investments in other investment companies could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in a particular asset class, and will subject the fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. Any investment in another investment company will be consistent with the fund’s objective(s) and applicable regulatory limitations. Central Funds do not charge management fees. As a result, the fund does not bear additional management fees when investing in Central Funds, but the fund does bear its proportionate share of Central Fund expenses.

Securities lending activities – The fund may lend portfolio securities to brokers, dealers or other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned. While portfolio securities are on loan, the fund will continue to receive the equivalent of the interest and the dividends or other distributions paid by the issuer on the securities, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund will not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall each loan to vote on proposals, including proposals involving material events affecting securities loaned. The fund has delegated the decision to lend portfolio securities to the investment adviser. The adviser also has the discretion to consent on corporate actions and to recall securities on loan to vote. In the event the adviser deems a corporate action or proxy vote material, as determined by the adviser based on factors relevant to the fund, it will use reasonable efforts to recall the securities and consent to or vote on the matter.

Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all, which would interfere with the fund’s ability to vote proxies or settle transactions, and/or the risk of a counterparty default. Additionally, the fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected. The fund will make loans only to parties deemed by the fund’s adviser to be in good standing and when, in the adviser’s judgment, the income earned would justify the risks.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the fund. As the securities lending agent, JPMorgan administers the fund’s securities lending program pursuant to the terms of a securities lending agent agreement entered into between the fund and JPMorgan. Under

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the terms of the agreement, JPMorgan is responsible for making available to approved borrowers securities from the fund’s portfolio. JPMorgan is also responsible for the administration and management of the fund’s securities lending program, including the preparation and execution of an agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented, ensuring that loaned securities are valued daily and that the corresponding required collateral is delivered by the borrowers, arranging for the investment of collateral received from borrowers, and arranging for the return of loaned securities to the fund in accordance with the fund’s instructions or at loan termination. As compensation for its services, JPMorgan receives a portion of the amount earned by the fund for lending securities.

The following table sets forth, for the fund’s most recently completed fiscal year, the fund’s dollar amount of income and fees and/or other compensation related to its securities lending activities. Net income from securities lending activities may differ from the amount reported in the fund’s annual report, which reflects estimated accruals.

Gross income from securities lending activities	$17,853,000
Fees paid to securities lending agent from a revenue split	390,000
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	0
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	10,050,000
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	10,440,000
Net income from securities lending activities	7,413,000

* * * * * *

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Portfolio turnover — Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund’s objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. Higher portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-favored.

Fixed income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

The fund’s portfolio turnover rates for the fiscal years ended July 31, 2023 and 2022 were 95% and 72%, respectively. The fund's portfolio turnover rate excluding mortgage dollar roll transactions for the fiscal year ended July 31, 2023 was 44%. See "Forward commitment, when issued and delayed delivery transactions" above for more information on mortgage dollar rolls. Variations in turnover rates are due to changes in trading activity during the period. The portfolio turnover rate would equal 100% if each security in a fund’s portfolio were replaced once per year.

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Fund policies

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on the fund’s net assets (excluding, for the avoidance of doubt, collateral held in connection with securities lending activities) unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund. In managing the fund, the fund’s investment adviser may apply more restrictive policies than those listed below.

Fundamental policies — The fund has adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

1. Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (“SEC”), SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not:

a. Borrow money;

b. Issue senior securities;

c. Underwrite the securities of other issuers;

d. Purchase or sell real estate or commodities;

e. Make loans; or

f. Purchase the securities of any issuer if, as a result of such purchase, the fund’s investments would be concentrated in any particular industry.

2. The fund may not invest in companies for the purpose of exercising control or management.

Nonfundamental policies — The following policy may be changed without shareholder approval:

The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

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Additional information about the fund‘s policies — The information below is not part of the fund’s fundamental or nonfundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the fund. Information is also provided regarding the fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy 1a, the fund may borrow money in amounts of up to 33-1/3% of its total assets from banks for any purpose. Additionally, the fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The percentage limitations in this policy are considered at the time of borrowing and thereafter.

For purposes of fundamental policies 1a and 1e, the fund may borrow money from, or loan money to, other funds managed by Capital Research and Management Company or its affiliates to the extent permitted by applicable law and an exemptive order issued by the SEC.

For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, the fund is permitted to enter into derivatives and certain other transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act, in accordance with current SEC rules and interpretations.

For purposes of fundamental policy 1c, the policy will not apply to the fund to the extent the fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

For purposes of fundamental policy 1e, the fund may not lend more than 33-1/3% of its total assets, provided that this limitation shall not apply to the fund’s purchase of debt obligations.

For purposes of fundamental policy 1f, the fund may not invest more than 25% of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the U.S. government, its agencies or government sponsored enterprises or repurchase agreements with respect thereto.

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Management of the fund

Board of trustees and officers

Independent trustees1

The fund’s nominating and governance committee and board select independent trustees with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the fund’s service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The fund seeks independent trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the fund’s board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each independent trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the fund’s independent trustees draw in connection with their service, the following table summarizes key experience for each independent trustee. These references to the qualifications, attributes and skills of the trustees are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any trustee or the board as a whole. Notwithstanding the accomplishments listed below, none of the independent trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the fund’s registration statement.

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Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee during the past five years	Other Relevant Experience
Gina F. Adams, 1958 Trustee (2022)	Senior Vice President, Government and Regulatory Affairs, FedEx Corporation (transportation/ logistics company)	5	Entergy Corporation	· Board service for educational, arts and other nonprofit organizations · LLM, JD
Michael C. Camuñez, 1969 Trustee (2019)	President and CEO, Monarch Global Strategies LLC; former Assistant Secretary of Commerce, U.S. Department of Commerce	5	Edison International/ Southern California Edison

· Senior management experience

· Former Special Counsel to the President, The White House

· Service on advisory and trustee boards for charitable, educational and nonprofit organizations

· Corporate board experience

· JD

Vanessa C. L. Chang, 1952 Trustee (2012)	Former Director, EL & EL Investments (real estate)	21	Edison International/ Southern California Edison; Transocean Ltd. (offshore drilling contractor) Former director of Sykes Enterprises (outsourced customer engagement service provider) (until 2021)

· Service as a chief executive officer, insurance-related (claims/dispute resolution) internet company

· Senior management experience, investment banking

· Former partner, public accounting firm

· Corporate board experience

· Service on advisory and trustee boards for charitable, educational and nonprofit organizations

· Former member of the Governing Council of the Independent Directors Council

· CPA (inactive)

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Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee during the past five years	Other Relevant Experience
Nariman Farvardin, 1956 Trustee (2022)	President, Stevens Institute of Technology	93	None

· Senior management experience, educational institution

· Corporate board experience

· Professor, electrical and computer engineering

· Service on advisory boards and councils for educational, nonprofit and governmental organizations

· MS, PhD, electrical engineering

William D. Jones, 1955 Chair of the Board (Independent and Non-Executive) (2008)	Managing Member, CityLink LLC (investing and consulting); former President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities)	24	Former director of Sempra Energy (until 2022); Biogen Inc. (until 2023)

· Senior investment and management experience, real estate

· Corporate board experience

· Government service

· Service as a city councilmember and deputy mayor

· Service as director, Federal Reserve Boards of San Francisco and Los Angeles

· Service on advisory and trustee boards for charitable, educational, municipal and nonprofit organizations

· MBA

The Income Fund of America — Page 41

Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee during the past five years	Other Relevant Experience
Sharon I. Meers, 1965 Trustee (2021)	Co-Founder and COO, Midi Health, Inc. (a women‘s telehealth company)	7	None

· Service as head of strategic partnerships, ecommerce company

· Experience in investment banking and senior management experience in business development, operations and investment management

· Service on trustee boards for nonprofit organizations

· MA, economics

Josette Sheeran, 1954 Trustee (2019)	President and Director, Canoo Inc.; Trustee and former Executive Chair, The McCain Institute; former Professor of Practice, Arizona State University; President Emeritus and former CEO, Asia Society; former United Nations Special Envoy for Haiti	8	None

· Service as chief executive officer

· Senior management experience

· Government service

· Service on advisory councils and commissions for international and governmental organizations

· Service on advisory and trustee boards for charitable and nonprofit organizations

· Service as trustee for public and private entities

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Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee during the past five years	Other Relevant Experience
Margaret Spellings, 1957 Trustee (2012)	President and CEO, BiPartisan Policy Center; former President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina	93	None

· Former U.S. Secretary of Education, U.S. Department of Education

· Former Assistant to the President for Domestic Policy, The White House

· Former senior advisor to the Governor of Texas

· Service on advisory and trustee boards for charitable and nonprofit organizations

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Interested trustee(s)5,6

Interested trustees have similar qualifications, skills and attributes as the independent trustees. Interested trustees are senior executive officers and/or directors of Capital Research and Management Company or its affiliates. Such management roles with the fund‘s service providers also permit the interested trustees to make a significant contribution to the fund’s board.

Name, year of birth and position with fund (year first elected as a trustee/officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund	Number of portfolios in fund complex overseen by trustee [3]	Other directorships[4] held by trustee during the past five years
Hilda L. Applbaum, 1961 Co-President and Trustee (1998)	Partner – Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.*	4	None

Other officers6

Name, year of birth and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Pramod Atluri, 1976 Co-President (2019)

Partner – Capital Fixed Income Investors, Capital Research and Management Company; Partner – Capital Fixed Income Investors, Capital Bank and Trust Company*; Director, Capital Research and Management Company

Caroline Randall, 1974 Co-President (2020)	Partner – Capital Research Global Investors, Capital Research Company*; Director, The Capital Group Companies, Inc.*
Donald H. Rolfe, 1972 Principal Executive Officer (2012)	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research and Management Company
Michael W. Stockton, 1967 Executive Vice President (2014)	Senior Vice President – Fund Business Management Group, Capital Research and Management Company
David A. Daigle, 1967 Senior Vice President (2019)	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Partner – Capital Fixed Income Investors, Capital Bank and Trust Company*
Dimitrije M. Mitrinovic, 1977 Senior Vice President (2023)	Partner – Capital World Investors, Capital Research and Management Company
John R. Queen, 1965 Senior Vice President (2020)

Partner – Capital Fixed Income Investors, Capital Research and Management Company; Partner – Capital Fixed Income Investors, Capital Bank and Trust Company*; Senior Vice President, Capital Group Private Client Services, Inc.*

Anirudh Samsi, 1971 Senior Vice President (2016)	Partner – Capital World Investors, Capital Research and Management Company
Andrew B. Suzman, 1967 Senior Vice President (2004)	Partner – Capital World Investors, Capital Research and Management Company; Partner – Capital World Investors, Capital Bank and Trust Company*
Justin Toner, 1971 Senior Vice President (2023)	Partner – Capital World Investors, Capital Research and Management Company

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Name, year of birth and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Bradley J. Vogt, 1965 Senior Vice President (2020)	Partner – Capital Research Global Investors, Capital Research and Management Company
Shannon Ward, 1964 Senior Vice President (2019)	Partner – Capital Fixed Income Investors, Capital Research and Management Company
Courtney R. Taylor, 1975 Secretary (2018)	Assistant Vice President – Fund Business Management Group, Capital Research and Management Company
Hong T. Le, 1978 Treasurer (2016)	Vice President – Investment Operations, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer (2019)	Vice President – Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer (2016)	Senior Vice President – Investment Operations, Capital Research and Management Company

* Company affiliated with Capital Research and Management Company.

1 The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the 1940 Act.

2 Trustees and officers of the fund serve until their resignation, removal or retirement.

3 Funds managed by Capital Research and Management Company or its affiliates.

4 This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a director/trustee of a public company or a registered investment company. Unless otherwise noted, all directorships/trusteeships are current.

5 The term interested trustee refers to a trustee who is an “interested person” of the fund within the meaning of the 1940 Act, on the basis of his or her affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6 All of the trustees and/or officers listed, with the exception of Anirudh Samsi, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

The address for all trustees and officers of the fund is 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

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Fund shares owned by trustees as of December 31, 2022:

Name	Dollar range[1,2] of fund shares owned	Aggregate dollar range[1] of shares owned in all funds overseen by trustee in same family of investment companies as the fund	Dollar range[1,2] of independent trustees deferred compensation[3] allocated to fund	Aggregate dollar range[1,2] of independent trustees deferred compensation[3] allocated to all funds overseen by trustee in same family of investment companies as the fund
Independent trustees
Gina F. Adams	None	Over $100,000	None	Over $100,000
Michael C. Camuñez	None	None	$50,001 – $100,000	Over $100,000
Vanessa C. L. Chang	Over $100,000	Over $100,000	N/A	N/A
Nariman Farvardin	None	Over $100,00	N/A	Over $100,000
William D. Jones	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Sharon I. Meers	None	Over $100,000	N/A	Over $100,000
Josette Sheeran	None	Over $100,000	Over $100,000	Over $100,000
Margaret Spellings	None	Over $100,000	Over $100,000	Over $100,000

Name	Dollar range[1,2] of fund shares owned	Aggregate dollar range[1] of shares owned in all funds overseen by trustee in same family of investment companies as the fund
Interested trustee
Hilda L. Applbaum	Over $100,000	Over $100,000

1 Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and Over $100,000. The amounts listed for interested trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2 N/A indicates that the listed individual, as of December 31, 2022, was not a trustee of a particular fund, did not allocate deferred compensation to the fund or did not participate in the deferred compensation plan.

3 Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Amounts deferred by the trustee accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.

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Trustee compensation — No compensation is paid by the fund to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. Except for the independent trustees listed in the “Board of trustees and officers — Independent trustees” table under the “Management of the fund” section in this statement of additional information, all other officers and trustees of the fund are directors, officers or employees of the investment adviser or its affiliates. The board typically meets either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The fund typically pays each independent trustee an annual retainer fee based primarily on the total number of board clusters which that independent trustee serves. Board and committee chairs receive additional fees for their services.

The fund and the other funds served by each independent trustee each pay a portion of these fees.

No pension or retirement benefits are accrued as part of fund expenses. Generally, independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent trustees.

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Trustee compensation earned during the fiscal year ended July 31, 2023:

Name	Aggregate compensation (including voluntarily deferred compensation1) from the fund	Total compensation (including voluntarily deferred compensation1) from all funds managed by Capital Research and Management Company or its affiliates
Gina F. Adams[2] (elected December 7, 2022)	$32,497	$263,500
Michael C. Camuñez[2]	82,328	298,500
Vanessa C. L. Chang	65,410	460,000
Nariman Farvardin[2]	56,851	518,976
Linda Griego (retired December 31, 2022)	36,404	178,500
Leonade D. Jones[2] (retired December 31, 2022)	31,684	213,151
William D. Jones[2]	82,100	529,500
Sharon I. Meers[2]	65,130	336,000
Josette Sheeran[2]	60,716	366,150
Margaret Spellings[2]	58,266	516,476

1 Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended July 31, 2023 does not include earnings on amounts deferred in previous fiscal years. See footnote 2 to this table for more information.

2 Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the end of the 2023 fiscal year for participating trustees is as follows: Gina F. Adams ($25,186), Michael C. Camuñez ($101,108), Nariman Farvardin ($91,501), Leonade D. Jones ($296,554), William D. Jones ($213,025), Sharon I. Meers ($127,946), Josette Sheeran ($190,270) and Margaret Spellings ($183,466). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the trustees.

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Fund organization and the board of trustees — The fund, an open-end, diversified management investment company, was organized as a Delaware corporation on March 8, 1969, reorganized as a Maryland corporation on December 16, 1983, and reorganized as a Delaware statutory trust on October 1, 2010. All fund operations are supervised by the fund’s board of trustees which meets periodically and performs duties required by applicable state and federal laws.

Delaware law charges trustees with the duty of managing the business affairs of the trust. Trustees are considered to be fiduciaries of the trust and owe duties of care and loyalty to the trust and its shareholders.

Independent board members are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the fund’s rule 18f-3 Plan. Each class’ shareholders have exclusive voting rights with respect to the respective class’ rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund’s Class 529 shares, Virginia College Savings PlanSM (Virginia529SM) will vote any proxies relating to the fund’s Class 529 shares. In addition, the trustees have the authority to establish new series and classes of shares, and to split or combine outstanding shares into a greater or lesser number, without shareholder approval.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned.

The fund’s declaration of trust and by-laws, as well as separate indemnification agreements with independent trustees, provide in effect that, subject to certain conditions, the fund will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Removal of trustees by shareholders — At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of two-thirds of the votes entitled to be cast, remove any trustee from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. In addition, the trustees of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

Leadership structure — The board’s chair is currently an independent trustee who is not an “interested person” of the fund within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving

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board meeting schedules and agendas, leading meetings of the independent trustees in executive session, facilitating communication with committee chairs, and serving as the principal independent trustee contact for fund management and counsel to the independent trustees and the fund.

Risk oversight — Day-to-day management of the fund, including risk management, is the responsibility of the fund’s contractual service providers, including the fund’s investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the fund’s operations, including the processes and associated risks relating to the fund‘s investments, integrity of cash movements, financial reporting, operations and compliance. The board of trustees oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the board receives reports regarding the operations of the fund’s service providers, including risks. For example, the board receives reports from investment professionals regarding risks related to the fund‘s investments and trading. The board also receives compliance reports from the fund’s and the investment adviser’s chief compliance officers addressing certain areas of risk.

Committees of the fund’s board, which are comprised of independent board members, none of whom is an “interested person” of the fund within the meaning of the 1940 Act, as well as joint committees of independent board members of funds managed by Capital Research and Management Company, also explore risk management procedures in particular areas and then report back to the full board. For example, the fund’s audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls. Similarly, a joint review and advisory committee oversees certain risk controls relating to the fund’s transfer agency services.

Not all risks that may affect the fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the fund‘s objectives. As a result of the foregoing and other factors, the ability of the fund’s service providers to eliminate or mitigate risks is subject to limitations.

Committees of the board of trustees — The fund has an audit committee comprised of Michael C. Camuñez, Vanessa C. L. Chang, Sharon I. Meers and Margaret Spellings. The committee provides oversight regarding the fund’s accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund’s principal service providers. The committee acts as a liaison between the fund’s independent registered public accounting firm and the full board of trustees. The audit committee held five meetings during the 2023 fiscal year.

The fund has a contracts committee comprised of all of its independent board members. The committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. The contracts committee held one meeting during the 2023 fiscal year.

The fund has a nominating and governance committee comprised of Gina F. Adams, Nariman Farvardin, William D. Jones, Josette Sheeran and Margaret Spellings. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also coordinates annual self-assessments of the board and evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on

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the board. Such suggestions must be sent in writing to the nominating and governance committee of the fund, addressed to the fund’s secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. The nominating and governance committee held three meetings during the 2023 fiscal year.

Proxy voting procedures and principles — The fund’s investment adviser, in consultation with the fund’s board, has adopted Proxy Voting Procedures and Principles (the “Principles”) with respect to voting proxies of securities held by the fund and other funds advised by the investment adviser or its affiliates. The complete text of these principles is available at capitalgroup.com. Proxies are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the funds’ boards. The boards of American Funds have established a Joint Proxy Committee (“JPC”) composed of independent board members from each American Funds board. The JPC’s role is to facilitate appropriate oversight of the proxy voting process and provide valuable input on corporate governance and related matters.

The Principles provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds’ understanding of the company’s business, its management and its relationship with shareholders over time. In all cases, the investment objectives and policies of the funds managed by the investment adviser remain the focus.

The investment adviser seeks to vote all U.S. proxies; however, in certain circumstances it may be impracticable or impossible to do so. Proxies for companies outside the U.S. also are voted, provided there is sufficient time and information available. Certain regulators have granted investment limit relief to the investment adviser and its affiliates, conditioned upon limiting its voting power to specific voting ceilings. To comply with these voting ceilings, the investment adviser will scale back its votes across all funds and clients on a pro-rata basis based on assets.

After a proxy statement is received, the investment adviser’s stewardship and engagement team prepares a summary of the proposals contained in the proxy statement. A notation of any potential conflicts of interest also is included in the summary (see below for a description of the investment adviser’s special review procedures).

For proxies of securities managed by a particular equity investment division of the investment adviser, the initial voting recommendation is made either by one or more of the division’s investment analysts familiar with the company and industry or, for routine matters, by a member of the investment adviser’s stewardship and engagement team and reviewed by the applicable analyst(s). Depending on the vote, a second recommendation may be made by a proxy coordinator (an investment analyst or other individual with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of these Principles and familiarity with proxy-related issues. The proxy summary and voting recommendations are made available to the proxy voting committee of the applicable investment division for a final voting decision. In cases where a fund is co-managed and a security is held by more than one of the investment adviser’s equity investment divisions, the divisions may develop different voting recommendations for individual ballot proposals. If this occurs, and if permitted by local market conventions, the fund’s position will generally be voted proportionally by divisional holding, according to their respective decisions. Otherwise, the outcome will be determined by the equity investment division or divisions with the larger position in the security as of the record date for the shareholder meeting.

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In addition to its proprietary proxy voting, governance and executive compensation research, Capital Research and Management Company may utilize research provided by Institutional Shareholder Services, Glass-Lewis & Co. or other third-party advisory firms on a case-by-case basis. It does not, as a policy, follow the voting recommendations provided by these firms. It periodically assesses the information provided by the advisory firms and reports to the JPC, as appropriate.

From time to time the investment adviser may vote proxies issued by, or on proposals sponsored or publicly supported by (a) a client with substantial assets managed by the investment adviser or its affiliates, (b) an entity with a significant business relationship with The Capital Group Companies, Inc. or its affiliates, or (c) a company with a director of an American Fund on its board (each referred to as an “Interested Party”). Other persons or entities may also be deemed an Interested Party if facts or circumstances appear to give rise to a potential conflict. The investment adviser analyzes these proxies and proposals on their merits and does not consider these relationships when casting its vote.

The investment adviser has developed procedures to identify and address instances where a vote could appear to be influenced by such a relationship. Under the procedures, prior to a final vote being cast by the investment adviser, the relevant proxy committees’ voting results for proxies issued by Interested Parties are reviewed by a Special Review Committee (“SRC”) of the investment division voting the proxy if the vote was in favor of the Interested Party.

If a potential conflict is identified according to the procedure above, the SRC will be provided with a summary of any relevant communications with the Interested Party, the rationale for the voting decision, information on the organization’s relationship with the Interested Party and any other pertinent information. If the SRC determines, based on the information provided, that a conflict of interest could affect the investment adviser’s best judgment as a fiduciary, the SRC will take appropriate steps to address the conflict of interest including, if appropriate, engaging an independent, third-party fiduciary to vote the proxy. The SRC includes senior investment professionals and legal and compliance professionals.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of such year (a) without charge, upon request by calling American Funds Service Company at (800) 421-4225, (b) on the Capital Group website and (c) on the SEC’s website at sec.gov.

The following summary sets forth the general positions of American Funds, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the Capital Group website.

Director matters — The election of a company’s slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders or if, in the opinion of the investment adviser, such nominee has not fulfilled his or her fiduciary duty. In making this determination, the investment adviser considers, among other things, a nominee’s potential conflicts of interest, track record in shareholder protection and value creation as well as their capacity for full engagement on board matters. The investment adviser generally supports diversity of experience among board members, and the separation of the chairman and CEO positions.

Governance provisions — Typically, proposals to declassify a board (elect all directors annually) are supported based on the belief that this increases the directors’ sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by

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requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.

Shareholder rights — Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder’s right to call a special meeting typically are not supported.

Compensation and benefit plans — Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

Routine matters — The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management’s recommendations unless circumstances indicate otherwise.

“ESG” shareholder proposals — The investment adviser believes environmental and social issues present investment risks and opportunities that can shape a company’s long-term financial sustainability. Shareholder proposals, including those relating to social and environmental issues, are evaluated in terms of their materiality to the company and its ability to generate long-term value in light of the company’s specific operating context. The investment adviser generally supports transparency and standardized disclosure, particularly that which leverages existing regulatory reporting or industry best practices. With respect to environmental matters, this includes disclosures aligned with the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD) and the standards set forth by the Sustainability Accounting Standards Board (SASB), and sustainability reports more generally. With respect to social matters, the investment adviser expects companies to be able to articulate a strategy or plan to advance diversity and equity within the workforce, including the company’s management and board, subject to local norms and expectations. To that end, disclosure of data relating to workforce diversity and equity that is consistent with broadly applicable standards is generally supported.

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Principal fund shareholders — The following table identifies those investors who own of record, or are known by the fund to own beneficially, 5% or more of any class of its shares as of the opening of business on September 1, 2023. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
Edward D. Jones & Co.	Record	Class A	35.20%
for the Benefit of Customers		Class C	6.13%
Saint Louis, Mo.		Class F-3	37.07%
		Class 529-A	16.91%
		Class 529-C	7.14%

Wells Fargo Clearing Services, LLC	Record	Class A	6.46%
Special Custody Account for the		Class C	11.65%
Exclusive Benefit of Customers		Class F-1	14.68%
Saint Louis, Mo.		Class F-2	6.07%
		Class 529-C	6.13%

Pershing, LLC	Record	Class A	5.41%
Jersey City, N.J.		Class C	8.09%
		Class F-1	9.91%
		Class F-2	9.55%
		Class F-3	11.36%
		Class R-5	5.79%

National Financial Services, LLC	Record	Class C	6.39%
For Exclusive Benefit of our Customers		Class F-1	11.34%
Account 1		Class F-2	14.91%
Jersey City, N.J.		Class F-3	15.59%
		Class R-5-E	45.66%

Raymond James	Record	Class C	10.60%
Omnibus for Mutual Funds		Class F-2	14.54%
House Account		Class 529-C	8.11%
St. Petersburg, Fla.		Class 529-F-2	6.15%

Morgan Stanley Smith Barney, LLC	Record	Class A	4.13%
for the Exclusive Benefit of its Customers		Class C	4.80%
New York, N.Y.		Class F-2	8.74%
		Class 529-A	7.28%
		Class 529-C	11.36%

Charles Schwab & Co. Inc.	Record	Class F-1	9.83%
Special Custody Account FBO Customers		Class F-3	15.80%
San Francisco, Calif.		Class F-3	11.13%
		Class R-1	4.47%

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NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
LPL Financial	Record	Class C	7.17%
Omnibus Customer Account		Class F-1	6.93%
San Diego, Calif.		Class F-2	12.20%

MLPF&S	Record	Class F-2	7.74%
for the Sole Benefit of its Customers
Jacksonville, Fla.

UBS WM USA	Record	Class F-1	5.14%
Special Custody Account		Class F-2	5.72%
Weehawken, N.J.

Capital Research and Management Company	Record	Class 529-F-1	100.00%
Corporate Account		Class 529-F-3	100.00%
Irvine, Calif.

Talcott Resolution Life Insurance Co.	Record beneficial	Class R-1	36.96%
Separate Account DC 401K		Class R-3	6.05%
Hartford, Conn.

Massachusetts Mutual Life	Record beneficial	Class R-1	10.91%
Insurance Company 401K
Springfield, Mass.

Individual investor	Record beneficial	Class R-2-E	12.31%
401K Plan
Greenwood Village, Colo.

Matrix Trust Company	Record	Class R-2-E	9.50%
FBO Northwest Plan Services Inc
Phoenix, Ariz.

Voya Retirement Insurance and Annuity Company	Record	Class R-3	8.01%
Hartford, Conn.

National Financial Services, LLC	Record	Class R-4	7.45%
Account 2		Class R-5	16.67%
Jersey City, N.J.

Empower Trust	Record	Class R-5	6.01%
FBO Empower Benefit Plans
Greenwood Village, Colo.

Trader Joe's Company Retirement Plan	Record beneficial	Class R-5-E	14.09%
Greenwood Village, Colo.

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NAME AND ADDRESS	OWNERSHIP	OWNERSHIP PERCENTAGE
American Funds 2025 Target Date Retirement Fund	Record	Class R-6	11.45%
Norfolk, Va.

American Funds 2020 Target Date Retirement Fund	Record	Class R-6	9.81%
Norfolk, Va.

American Funds 2030 Target Date Retirement Fund	Record	Class R-6	8.96%
Norfolk, Va.

American Funds 2035 Target Date Retirement Fund	Record	Class R-6	8.19%
Norfolk, Va.

American Funds Income Portfolio	Record	Class R-6	7.79%
Norfolk, Va.

American Funds 2040 Target Date Retirement Fund	Record	Class R-6	7.78%
Norfolk, Va.

American Funds Balanced Portfolio	Record	Class R-6	7.17%
Norfolk, Va.

American Funds 2045 Target Date Retirement Fund	Record	Class R-6	5.57%
Norfolk, Va.

Because Class T and Class 529-T shares are not currently offered to the public, Capital Research and Management Company, the fund’s investment adviser, owns 100% of the fund‘s outstanding Class T and Class 529-T shares.

As of September 1, 2023, the officers and trustees of the fund, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

Unless otherwise noted, references in this statement of additional information to Class F shares, Class R shares or Class 529 shares refer to all F share classes, all R share classes or all 529 share classes, respectively.

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Investment adviser — Capital Research and Management Company, the fund’s investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Geneva, Hong Kong, London, Los Angeles, Mumbai, New York, San Francisco, Singapore, Tokyo, Toronto and Washington, D.C.). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management Company manages equity assets through three equity investment divisions and fixed income assets through its fixed income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another. Portfolio managers in Capital International Investors rely on a research team that also provides investment services to institutional clients and other accounts advised by affiliates of Capital Research and Management Company. The investment adviser, which is deemed under the Commodity Exchange Act (the “CEA”) to be the operator of the fund, has claimed an exclusion from the definition of the term commodity pool operator under the CEA with respect to the fund and, therefore, is not subject to registration or regulation as such under the CEA with respect to the fund.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

Compensation of investment professionals — As described in the prospectus, the investment adviser uses a system of multiple portfolio managers in managing fund assets. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage.

Portfolio managers and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent one-, three-, five- and eight-year periods, with increasing weight placed on each succeeding measurement period. For portfolio managers, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The investment results of each of the fund’s portfolio managers may be measured against one or more benchmarks, depending on his or her investment focus, such as MSCI USA Index screened by yield, Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap, Bloomberg U.S. Aggregate Index, MSCI All Country World ex USA Index screened by yield, Bloomberg U.S. Corporate High Yield BB Only Index and a custom average consisting of funds that disclose investment objectives and strategies comparable to those of the fund. From time to time, Capital Research and Management Company may adjust or customize these benchmarks to better reflect the universe of comparably managed funds of competitive investment management firms.

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Portfolio manager fund holdings and other managed accounts — As described below, portfolio managers may personally own shares of the fund. In addition, portfolio managers may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

The following table reflects information as of July 31, 2023:

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions) [2,3]
Hilda L. Applbaum	Over $1,000,000	1	$205.9	2	$2.85	None
Pramod Atluri	Over $1,000,000	4	$292.9	3	$3.10	None
David A. Daigle	Over $1,000,000	3	$44.7	3	$1.67	1[4]	$0.26
Dimitrije M. Mitrinovic	Over $1,000,000	2	$190.4	1	$0.93	None
John R. Queen	$100,001 – $500,000	22	$340.0	3	$3.09	126	$0.45
Caroline Randall	$500,001 – $1,000,000	2	$104.9	3	$0.95	None
Anirudh Samsi	Over $1,000,000	None		None		None
Andrew B. Suzman	Over $1,000,000	19	$228.9	2	$7.86	None
Justin Toner	Over $1,000,000	10	$34.4	None		None
Bradley J. Vogt	Over $1,000,000	6	$469.4	4	$12.78	None
Shannon Ward	$500,001 – $1,000,000	7	$304.0	7	$13.39	1[4]	$0.26

1 Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000.

2 Indicates other RIC(s), PIV(s) or other accounts managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account, unless otherwise noted.

3 Personal brokerage accounts of portfolio managers and their families are not reflected.

4 The advisory fee of this account (representing $0.26 billion in total assets) is based partially on its investment results.

The fund’s investment adviser has adopted policies and procedures to mitigate material conflicts of interest that may arise in connection with a portfolio manager’s management of the fund, on the one hand, and investments in the other pooled investment vehicles and other accounts, on the other hand, such as material conflicts relating to the allocation of investment opportunities that may be suitable for both the fund and such other accounts.

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Investment Advisory and Service Agreement — The Investment Advisory and Service Agreement (the “Agreement”) between the fund and the investment adviser will continue in effect until January 31, 2024, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, in accordance with applicable laws and regulations. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the fund’s board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund’s executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund’s offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund’s plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to independent trustees; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

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The management fee is based upon the following annualized rates and daily net asset levels, plus 2.25% of the fund’s gross investment income for the preceding month:

Rate	Net asset level
	In excess of	Up to
0.25%	$ 0	$ 500,000,000
0.23	500,000,000	1,000,000,000
0.21	1,000,000,000	1,500,000,000
0.19	1,500,000,000	2,500,000,000
0.17	2,500,000,000	4,000,000,000
0.16	4,000,000,000	6,500,000,000
0.15	6,500,000,000	10,500,000,000
0.144	10,500,000,000	13,000,000,000
0.141	13,000,000,000	17,000,000,000
0.138	17,000,000,000	21,000,000,000
0.135	21,000,000,000	27,000,000,000
0.133	27,000,000,000	34,000,000,000
0.131	34,000,000,000	44,000,000,000
0.129	44,000,000,000	55,000,000,000
0.127	55,000,000,000	71,000,000,000
0.125	71,000,000,000	89,000,000,000
0.123	89,000,000,000	115,000,000,000
0.121	115,000,000,000

For the purposes of such computations under the Agreement, the fund’s gross investment income is determined in accordance with generally accepted accounting principles and does not reflect any net realized gains or losses on the sale of portfolio securities.

For the fiscal years ended July 31, 2023, 2022 and 2021, the investment adviser earned from the fund management fees of $266,872,000, $273,010,000 and $252,826,000, respectively.

The Income Fund of America — Page 60

Administrative services — The investment adviser and its affiliates provide certain administrative services for shareholders of the fund’s Class A, C, T, F, R and 529 shares. Administrative services are provided by the investment adviser and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders.

These services are provided pursuant to an Administrative Services Agreement (the “Administrative Agreement”) between the fund and the investment adviser relating to the fund’s Class A, C, T, F, R and 529 shares. The Administrative Agreement will continue in effect until January 31, 2024, unless sooner renewed or terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved by the vote of a majority of the members of the fund’s board who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent board members. The investment adviser has the right to terminate the Administrative Agreement upon 60 days’ written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Administrative Services Agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of .05% for all share classes. The fund’s investment adviser receives an administrative services fee at the annual rate of .03% of the average daily net assets of the fund attributable to each of the share classes (which could be increased as noted above) for its provision of administrative services. Administrative services fees are paid monthly and accrued daily.

During the 2023 fiscal year, administrative services fees were:

Administrative services fee
Class A	$22,651,000
Class C	591,000
Class T	—*
Class F-1	669,000
Class F-2	3,757,000
Class F-3	1,490,000
Class 529-A	540,000
Class 529-C	19,000
Class 529-E	16,000
Class 529-T	—*
Class 529-F-1	—*
Class 529-F-2	41,000
Class 529-F-3	—*
Class R-1	19,000
Class R-2	106,000
Class R-2E	11,000
Class R-3	206,000
Class R-4	235,000
Class R-5E	50,000
Class R-5	87,000
Class R-6	4,929,000

*Amount less than $1,000.

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Principal Underwriter and plans of distribution — American Funds Distributors, Inc. (the “Principal Underwriter”) is the principal underwriter of the fund’s shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; and 12811 North Meridian Street, Carmel, IN 46032.

The Principal Underwriter receives revenues relating to sales of the fund’s shares, as follows:

· For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers.

· For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and financial professionals upon the sale of Class C and 529-C shares. The fund also reimburses the Principal Underwriter for service fees (and, in the case of Class 529-E shares, commissions) paid on a quarterly basis to intermediaries, such as qualified dealers or financial professionals, in connection with investments in Class T, F-1, 529-E, 529-T, 529-F-1, R-1, R-2, R-2E, R-3 and R-4 shares.

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Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2023	$5,774,000	$23,577,000
	2022	8,003,000	33,357,000
	2021	8,222,000	33,972,000
Class C	2023	354,000	1,382,000
	2022	319,000	2,251,000
	2021	197,000	2,281,000
Class 529-A	2023	259,000	973,000
	2022	285,000	1,068,000
	2021	291,000	1,103,000
Class 529-C	2023	6,000	102,000
	2022	9,000	117,000
	2021	26,000	128,000

Plans of distribution — The fund has adopted plans of distribution (the “Plans”) pursuant to rule 12b-1 under the 1940 Act. The Plans permit the fund to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund’s board of trustees has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the fund. As the fund has not adopted a Plan for Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 or R-6, no 12b-1 fees are paid from Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 or R-6 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund’s average daily net assets attributable to the applicable share class, are disclosed in the prospectus under “Fees and expenses of the fund.” Further information regarding the amounts available under each Plan is in the “Plans of Distribution” section of the prospectus.

The Income Fund of America — Page 63

Following is a brief description of the Plans:

Class A and 529-A — For Class A and 529-A shares, up to .25% of the fund’s average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal Underwriter for distribution-related expenses. The fund may annually expend up to .25% for Class A shares and up to .50% for Class 529-A shares under the applicable Plan; however, for Class 529-A shares, the board of trustees has approved payments to the Principal Underwriter of up to .25% of the fund’s average daily net assets, in the aggregate, for paying service- and distribution-related expenses.

Distribution-related expenses for Class A and 529-A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these “no load” purchases (which are described in further detail under the “Sales Charges” section of this statement of additional information) in excess of the Class A and 529-A Plan limitations and not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for 15 months, provided that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After 15 months, these commissions are not recoverable. As of the fund’s most recent fiscal year, unreimbursed expenses that remained subject to reimbursement under the Plan for Class A shares totaled $9,918,000 or less than 1% of Class A net assets.

Class T and 529-T — For Class T and 529-T shares, the fund may annually expend up to .50% under the applicable Plan; however, the fund’s board of trustees has approved payments to the Principal Underwriter of up to .25% of the fund’s average daily net assets attributable to Class T and 529-T shares for paying service-related expenses.

Other share classes — The Plans for each of the other share classes that have adopted Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the fund’s average daily net assets attributable to such shares:

Share class	Service related payments[1]	Distribution related payments[1]	Total allowable under the Plans[2]
Class C	0.25%	0.75%	1.00%
Class F-1	0.25	—	0.50
Class 529-C	0.25	0.75	1.00
Class 529-E	0.25	0.25	0.75
Class 529-F-1	0.25	—	0.50
Class R-1	0.25	0.75	1.00
Class R-2	0.25	0.50	1.00
Class R-2E	0.25	0.35	0.85
Class R-3	0.25	0.25	0.75
Class R-4	0.25	—	0.50

1 Amounts in these columns represent the amounts approved by the board of trustees under the applicable Plan.

2 The fund may annually expend the amounts set forth in this column under the current Plans with the approval of the board of trustees.

The Income Fund of America — Page 64

Payment of service fees — For purchases of less than $1 million, payment of service fees to investment dealers generally begins accruing immediately after establishment of an account in Class A, C, 529-A or 529-C shares. For purchases of $1 million or more, payment of service fees to investment dealers generally begins accruing 12 months after establishment of an account in Class A or 529-A shares. Service fees are not paid on certain investments made at net asset value including accounts established by registered representatives and their family members as described in the “Sales charges” section of the prospectus.

During the 2023 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$188,756,000	$15,325,000
Class C	19,608,000	1,670,000
Class T	—	—
Class F-1	5,388,000	585,000
Class 529-A	4,200,000	342,000
Class 529-C	630,000	61,000
Class 529-E	273,000	28,000
Class 529-T	—	—
Class 529-F-1	—	—
Class R-1	645,000	61,000
Class R-2	2,649,000	402,000
Class R-2E	215,000	34,000
Class R-3	3,413,000	468,000
Class R-4	1,962,000	221,000

Approval of the Plans — As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full board of trustees and separately by a majority of the independent trustees of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent trustees of the fund are committed to the discretion of the independent trustees during the existence of the Plans.

Potential benefits of the Plans to the fund and its shareholders include enabling shareholders to obtain advice and other services from a financial professional at a reasonable cost, the likelihood that the Plans will stimulate sales of the fund benefiting the investment process through growth or stability of assets and the ability of shareholders to choose among various alternatives in paying for sales and service. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of trustees and the Plans must be renewed annually by the board of trustees.

A portion of the fund’s 12b-1 expense is paid to financial professionals to compensate them for providing ongoing services. If you have questions regarding your investment in the fund or need assistance with your account, please contact your financial professional. If you need a financial professional, please call American Funds Distributors at (800) 421-4120 for assistance.

The Income Fund of America — Page 65

Fee to Virginia529 — Class 529 shares are offered to certain American Funds by Virginia529 through CollegeAmerica and Class ABLE shares are offered to certain American Funds by Virginia529 through ABLEAmerica, a tax-advantaged savings program for individuals with disabilities. As compensation for its oversight and administration of the CollegeAmerica and ABLEAmerica savings plans, Virginia529 is entitled to receive a quarterly fee based on the combined net assets invested in Class 529 shares and Class ABLE shares across all American Funds. The quarterly fee is accrued daily and calculated at the annual rate of .09% on the first $20 billion of net assets invested in American Funds Class 529 shares and Class ABLE shares, .05% on net assets between $20 billion and $75 billion and .03% on net assets over $75 billion. The fee for any given calendar quarter is accrued and calculated on the basis of average net assets of American Funds Class 529 and Class ABLE shares for the last month of the prior calendar quarter. Virginia529 is currently waiving that portion of its fee attributable to Class ABLE shares. Such waiver is expected to remain in effect until the earlier of (a) the date on which total net assets invested in Class ABLE shares reach $300 million and (b) June 30, 2028.

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Other compensation to dealers — As of March 31, 2023, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

Advisor Group

American Portfolios Financial Services, Inc.
Arbor Point Advisors
Bluechip Wealth Advisors LLC
Capital Wealth Management Inc.
Continuum Advisory LLC
Financial Directions LLC
Frazier Financial Advisors LLC
FSC Securities Corporation
Future Finances Inc.
Grace Capital Management LLC
Infinex Investments, Inc.
Ladenburg Thalmann & Co Inc.
Ladenburg Thalmann Asset Management Inc.
Overridge Wealth Advisors
Premier Trust Inc.

Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Securities America, Inc.
Triad Advisors LLC

Triad Hybrid Solutions LLC
Wealth Management Associates Inc.
Wealthplan Partners
Wmbc

Woodbury Financial Services, Inc.

Ameriprise
Ameriprise Financial Services LLC
Ameriprise Financial Services, Inc.

Atria Wealth Solutions
Cadaret, Grant & Co., Inc.
CUSO Financial Services, L.P.
NEXT Financial Group, Inc.
SCF Securities, Inc.
Sorrento Pacific Financial, LLC
Western International Securities, Inc.
Avantax Investment Services, Inc.

Cambridge
Cambridge Investment Research, Inc.
Cetera Financial Group
Cetera Advisor Networks LLC
Cetera Advisors LLC
Cetera Financial Specialists LLC
Cetera Investment Services LLC

Charles Schwab Network
Charles Schwab & Co., Inc.
Charles Schwab Trust Bank
Commonwealth
Commonwealth Financial Network

Edward Jones

The Income Fund of America — Page 67

Equitable Advisors
Equitable Advisors LLC
Fidelity
Fidelity Investments
Fidelity Retirement Network
National Financial Services LLC

J.P. Morgan Chase Banc One
J.P. Morgan Securities LLC
JP Morgan Chase Bank, N.A.
Janney Montgomery Scott
Janney Montgomery Scott LLC
Kestra Securities
Grove Point Investments LLC
Kestra Investment Services LLC
Lincoln Network
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
LPL Group
LPL Financial LLC
Private Advisor Group, LLC
Merrill
Bank of America Private Bank
Merrill Lynch, Pierce, Fenner & Smith Incorporated
MML Investors Services
MML Distributors LLC
MML Investors Services, LLC
The MassMutual Trust Company FSB
Morgan Stanley Wealth Management
Northwestern Mutual
Northwestern Mutual Investment Services, LLC

Raymond James Group
Raymond James & Associates, Inc.
Raymond James Financial Services Inc.
RBC
RBC Capital Markets LLC
Robert W. Baird
Robert W. Baird & Co, Incorporated
Stifel, Nicolaus & Co

SA Stone Investment Advisors Inc.

Stifel, Nicolaus & Company, Incorporated

UBS
UBS Financial Services, Inc.
UBS Securities, LLC

Wells Fargo Network
Wells Fargo Advisors Financial Network, LLC
Wells Fargo Advisors LLC (WBS)
Wells Fargo Advisors Private Client Group
Wells Fargo Bank, N.A.
Wells Fargo Clearing Services LLC
Wells Fargo Securities, LLC

The Income Fund of America — Page 68

Execution of portfolio transactions

The investment adviser places orders with broker-dealers for the fund’s portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed income securities are generally made with an issuer or a primary market maker acting as principal with no stated brokerage commission. The price paid to an underwriter for fixed income securities includes underwriting fees. Prices for fixed income securities in secondary trades usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the fund’s portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality, likely speed and reliability of execution and settlement, the broker-dealer’s or execution venue’s ability to offer liquidity and anonymity and the trade-off between market impact and opportunity costs. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms. The investment adviser and its affiliates negotiate commission rates with broker-dealers based on what they believe is reasonably necessary to obtain best execution. They seek, on an ongoing basis, to determine what the reasonable levels of commission rates for execution services are in the marketplace, taking various considerations into account, including the extent to which a broker-dealer has put its own capital at risk, historical commission rates and commission rates that other institutional investors are paying. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations. Brokerage commissions are only a small part of total execution costs and other factors, such as market impact and speed of execution, contribute significantly to overall transaction costs.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it but only when in the investment adviser’s judgment the broker-dealer is capable of providing best execution for that transaction. The investment adviser makes decisions for procurement of research separately and distinctly from decisions on the choice of brokerage and execution services. The receipt of these research services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

The investment adviser bears the cost of all third-party investment research services for all client accounts it advises. However, in order to compensate certain U.S. broker-dealers for research consumed, and valued, by the investment adviser’s investment professionals, the investment adviser continues to operate a limited commission sharing arrangement with commissions on equity trades for certain registered investment companies it advises. The investment adviser voluntarily reimburses such

The Income Fund of America — Page 69

registered investment companies for all amounts collected into the commission sharing arrangement. In order to operate the commission sharing arrangement, the investment adviser may cause such registered investment companies to pay commissions in excess of what other broker-dealers might have charged for certain portfolio transactions in recognition of brokerage and/or investment research services. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) permits the investment adviser and its affiliates to cause an account to pay a higher commission to a broker-dealer to compensate the broker-dealer or another service provider for certain brokerage and/or investment research services provided to the investment adviser and its affiliates, if the investment adviser and each affiliate makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser and its affiliates in terms of that particular transaction or the investment adviser’s overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser and its affiliates assess the reasonableness of commissions in light of the total brokerage and investment research services provided to the investment adviser and its affiliates. Further, investment research services may be used by all investment associates of the investment adviser and its affiliates, regardless of whether they advise accounts with trading activity that generates eligible commissions.

In accordance with their internal brokerage allocation procedure, the investment adviser and its affiliates periodically assess the brokerage and investment research services provided by each broker-dealer and each other service provider from which they receive such services. As part of its ongoing relationships, the investment adviser and its affiliates routinely meet with firms to discuss the level and quality of the brokerage and research services provided, as well as the value and cost of such services. In valuing the brokerage and investment research services the investment adviser and its affiliates receive from broker-dealers and other research providers in connection with its good faith determination of reasonableness, the investment adviser and its affiliates take various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser and its affiliates. Based on this information and applying their judgment, the investment adviser and its affiliates set an annual research budget.

Research analysts and portfolio managers periodically participate in a research poll to determine the usefulness and value of the research provided by individual broker-dealers and research providers. Based on the results of this research poll, the investment adviser and its affiliates may, through commission sharing arrangements with certain broker-dealers, direct a portion of commissions paid to a broker-dealer by the fund and other registered investment companies managed by the investment adviser or its affiliates to be used to compensate the broker-dealer and/or other research providers for research services they provide. While the investment adviser and its affiliates may negotiate commission rates and enter into commission sharing arrangements with certain broker-dealers with the expectation that such broker-dealers will be providing brokerage and research services, none of the investment adviser, any of its affiliates or any of their clients incurs any obligation to any broker-dealer to pay for research by generating trading commissions. The investment adviser and its affiliates negotiate prices for certain research that may be paid through commission sharing arrangements or by themselves with cash.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each investment division within the adviser and its affiliates normally aggregates its respective purchases or sales and executes them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser normally aggregates such purchases or sales and executes them as part of the same transaction or series of transactions. The objective of aggregating

The Income Fund of America — Page 70

purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security. The investment adviser and its affiliates serve as investment adviser for certain accounts that are designed to be substantially similar to another account. This type of account will often generate a large number of relatively small trades when it is rebalanced to its reference fund due to differing cash flows or when the account is initially started up. The investment adviser may not aggregate program trades or electronic list trades executed as part of this process. Non-aggregated trades performed for these accounts will be allocated entirely to that account. This is done only when the investment adviser believes doing so will not have a material impact on the price or quality of other transactions.

The investment adviser currently owns a minority interest in IEX Group and alternative trading systems, Luminex ATS and LeveL ATS (through a minority interest in their common parent holding company). The investment adviser, or brokers with whom the investment adviser places orders, may place orders on these or other exchanges or alternative trading systems in which it, or one of its affiliates, has an ownership interest, provided such ownership interest is less than five percent of the total ownership interests in the entity. The investment adviser is subject to the same best execution obligations when trading on any such exchange or alternative trading systems.

Purchase and sale transactions may be effected directly among and between certain funds or accounts advised by the investment adviser or its affiliates, including the fund. The investment adviser maintains cross-trade policies and procedures and places a cross-trade only when such a trade is in the best interest of all participating clients and is not prohibited by the participating funds’ or accounts’ investment management agreement or applicable law.

The investment adviser may place orders for the fund’s portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund’s portfolio transactions.

Purchases and sales of futures contracts for the fund will be effected through executing brokers and FCMs that specialize in the types of futures contracts that the fund expects to hold. The investment adviser will use reasonable efforts to choose executing brokers and FCMs capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations. The investment adviser will monitor the executing brokers and FCMs used for purchases and sales of futures contracts for their ability to execute trades based on many factors, such as the sizes of the orders, the difficulty of executions, the operational facilities of the firm involved and other factors.

Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The cost to the fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because such contracts are entered into on a principal basis, their prices usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the contracts. The fund may incur additional fees in connection with the purchase or sale of certain contracts.

Brokerage commissions (net of any reimbursements described below) borne by the fund for the fiscal years ended July 31, 2023, 2022 and 2021 amounted to $17,675,000, $19,164,000 and $18,000,000, respectively. The investment adviser is reimbursing the fund for all amounts collected into the commission sharing arrangement. For the fiscal years ended July 31, 2023, 2022 and 2021, the investment adviser reimbursed the fund $1,110,000, $745,000 and $1,218,000, respectively, for commissions paid to broker-dealers through a commission sharing arrangement to compensate such broker-dealers for research services. Changes in the dollar amount of brokerage commissions borne

The Income Fund of America — Page 71

by the fund over the last three fiscal years resulted from changes in the volume of trading activity and/or the amount of commissions used to pay for research services through a commission sharing arrangement.

The fund is required to disclose information regarding investments in the securities of its “regular” broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund’s portfolio transactions during the fund’s most recently completed fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund’s most recently completed fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund’s most recently completed fiscal year.

At the end of the fund’s most recently completed fiscal year, the fund’s regular broker-dealers included Bank of America, N.A., Citigroup, Inc., Credit Suisse Group AG, Deutsche Bank A.G., Goldman Sachs Group, Inc., J.P. Morgan Securities LLC, LPL Holdings, Inc., Morgan Stanley & Co. LLC, RBC Capital Markets LLC, UBS Group AG and Wells Fargo Securities, LLC. As of the fund’s most recently completed fiscal year, the fund held debt and equity securities of Citigroup Inc. in the amount of $211,669,000, Goldman Sachs Group, Inc. in the amount of $981,699,000, J.P. Morgan Securities LLC in the amount of $2,414,383,000, Morgan Stanley & Co. LLC in the amount of $728,027,000 and Wells Fargo Securities, LLC in the amount of $235,190,000. The fund held debt securities of Bank of America, N.A. in the amount of $240,482,000, Credit Suisse Group AG in the amount of $30,606,000, Deutsche Bank A.G. in the amount of $255,326,000, LPL Holdings, Inc. in the amount of $79,888,000, RBC Capital Markets LLC in the amount of $11,454,000 and UBS Group AG in the amount of $160,040,000.

The Income Fund of America — Page 72

Disclosure of portfolio holdings

The fund’s investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund’s board of trustees, and compliance will be periodically assessed by the board in connection with reporting from the fund’s Chief Compliance Officer.

Under these policies and procedures, the fund’s complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the Capital Group website no earlier than the 10th day after such calendar quarter. In practice, the publicly disclosed portfolio is typically posted on the Capital Group website within 30 days after the end of the calendar quarter. The publicly disclosed portfolio may exclude certain securities when deemed to be in the best interest of the fund as permitted by applicable regulations. In addition, the fund’s list of top 10 portfolio holdings measured by percentage of net assets, dated as of the end of each calendar month, is permitted to be posted on the Capital Group website no earlier than the 10th day after such month for equity securities, and no earlier than the 30th day after such month for fixed income securities. The fund’s list of top 10 portfolio holdings for equity and fixed income securities is permitted to be posted no earlier than the 10th day after the final month of each calendar quarter. For multi-asset funds, the fund’s list of top 10 portfolio holdings for equity and fixed income securities is permitted to be posted each month, based on the same timeframes described above. Such portfolio holdings information may be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the Capital Group website. The investment adviser may disclose individual holdings more frequently on the Capital Group website if it determines it is in the best interest of the fund.

Certain intermediaries are provided additional information about the fund’s management team, including information on the fund’s portfolio securities they have selected. This information is provided to larger intermediaries that require the information to make the fund available for investment on the firm’s platform. Intermediaries receiving the information are required to keep it confidential and use it only to analyze the fund.

The fund’s custodian, outside counsel, auditor, financial printers, proxy voting service providers, pricing information vendors, consultants or agents operating under a contract with the investment adviser or its affiliates, co-litigants (such as in connection with a bankruptcy proceeding related to a fund holding) and certain other third parties described below, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive fund portfolio holdings information earlier. See the “General information” section in this statement of additional information for further information about the fund’s custodian, outside counsel and auditor.

The fund‘s portfolio holdings, dated as of the end of each calendar month, are made available to up to 20 key broker-dealer relationships and up to 10 key global consulting firms with research departments to help them evaluate the fund for eligibility on approved lists or in model portfolios. These firms include certain of those listed under the “Other compensation to dealers” section of this statement of additional information and certain broker-dealer firms that offer trading platforms for registered investment advisers. Monthly holdings may be provided to these intermediaries no earlier than the 10th day after the end of the calendar month. In practice, monthly holdings are provided within 30 days after the end of the calendar month. Holdings may also be disclosed more frequently to certain statistical and data collection agencies including Morningstar, Lipper, Inc., Value Line, Vickers Stock Research, Bloomberg and Thomson Financial Research. Intermediaries receiving the information are required to keep it confidential and use it only to analyze the fund.

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Affiliated persons of the fund, including officers of the fund and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to pre-clear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the “Code of ethics” section in this statement of additional information and the Code of Ethics. Third-party service providers of the fund and other entities, as described in this statement of additional information, receiving such information are subject to confidentiality obligations and obligations that would prohibit them from trading in securities based on such information. When portfolio holdings information is disclosed other than through the Capital Group website to persons not affiliated with the fund, such persons will be bound by agreements (including confidentiality agreements) or fiduciary or other obligations that restrict and limit their use of the information to legitimate business uses only. None of the fund, its investment adviser or any of their affiliates receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund’s investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund’s portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the Capital Group website (other than to certain fund service providers and other third parties for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

The fund’s investment adviser and its affiliates provide investment advice to individuals and financial intermediaries that have investment objectives that may be substantially similar to those of the fund. These clients also may have portfolios consisting of holdings substantially similar to those of the fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the fund’s investment adviser or the fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

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Price of shares

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received by the fund or the Transfer Agent provided that your request contains all information and legal documentation necessary to process the transaction. The Transfer Agent may accept written orders for the sale of fund shares on a future date. These orders are subject to the Transfer Agent’s policies, which generally allow shareholders to provide a written request to sell shares at the net asset value on a specified date no more than five business days after receipt of the order by the Transfer Agent. Any request to sell shares on a future date will be rejected if the request is not in writing, if the requested transaction date is more than five business days after the Transfer Agent receives the request or if the request does not contain all information and legal documentation necessary to process the transaction.

The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. If the New York Stock Exchange makes a scheduled (e.g., the day after Thanksgiving) or an unscheduled close prior to 4 p.m. New York time, the net asset value of the fund will be determined at approximately the time the New York Stock Exchange closes on that day. If on such a day market quotations and prices from third-party pricing services are not based as of the time of the early close of the New York Stock Exchange but are as of a later time (up to approximately 4 p.m. New York time), for example because the market remains open after the close of the New York Stock Exchange, those later market quotations and prices will be used in determining the fund’s net asset value.

Orders in good order received after the New York Stock Exchange closes (scheduled or unscheduled) will be processed at the net asset value (plus any applicable sales charge) calculated on the following business day. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year’s Day; Martin Luther King Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Juneteenth National Independence Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

Orders received by the investment dealer or authorized designee, the Transfer Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

All portfolio securities of funds managed by Capital Research and Management Company (other than American Funds U.S. Government Money Market Fund) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

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Equity securities, including depositary receipts, exchange-traded funds, and certain convertible preferred stocks that trade on an exchange or market, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures on the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued.

Fixed income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more inputs that may include, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data.

Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor.

Futures contracts are generally valued at the official settlement price of, or the last reported sale price on, the principal exchange or market on which such instruments are traded, as of the close of business on the day the contracts are being valued or, lacking any sales, at the last available bid price.

Swaps, including interest rate swaps, total return swaps and positions in credit default swap indices, are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, other reference data, and terms of the contract.

Options are valued using market quotations or valuations provided by one or more pricing vendors. Similar to futures, options may also be valued at the official settlement price if listed on an exchange.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under fair value guidelines adopted by the investment adviser and approved by the fund’s board. Subject to board oversight, the fund’s board has designated the fund’s investment adviser to make fair valuation determinations, which are directed by a valuation committee established by the fund’s investment adviser. The board receives regular reports describing fair valued securities and the valuation methods used.

As a general principle, these guidelines consider relevant company, market and other data and considerations to determine the price that the fund might reasonably expect to receive if such fair valued securities were sold in an orderly transaction. Fair valuations may differ materially from valuations that would have been used had greater market activity occurred. The investment adviser’s valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities and transactions, dealer or

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broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to equity securities that trade principally in markets outside the United States. Such securities may trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before the fund’s net asset values are next determined) which affect the value of equity securities held in the fund’s portfolio, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

Certain short-term securities, such as variable rate demand notes or repurchase agreements involving securities fully collateralized by cash or U.S. government securities, are valued at par.

Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars, prior to the next determination of the net asset value of the fund’s shares, at the exchange rates obtained from a third-party pricing vendor.

Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on the relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities attributable to particular share classes, such as liabilities for repurchase of fund shares, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that class.

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Taxes and distributions

Disclaimer: Some of the following information may not apply to certain shareholders, including those holding fund shares in a tax-favored account, such as a retirement plan or education savings account. Shareholders should consult their tax advisors about the application of federal, state and local tax law in light of their particular situation.

Taxation as a regulated investment company — The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income taxes, the fund intends to distribute substantially all of its net investment income and realized net capital gains on a fiscal year basis, and intends to comply with other tests applicable to regulated investment companies under Subchapter M.

The Code includes savings provisions allowing the fund to cure inadvertent failures of certain qualification tests required under Subchapter M. However, should the fund fail to qualify under Subchapter M, the fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains.

Amounts not distributed by the fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, the fund must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98.2% of its capital gains in excess of its capital losses for the twelve month period ending on October 31, and (c) all ordinary income and capital gains for previous years that were not distributed during such years and on which the fund paid no U.S. federal income tax.

Dividends paid by the fund from ordinary income or from an excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income dividends. Shareholders of the fund that are individuals and meet certain holding period requirements with respect to their fund shares may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the fund to such shareholders.

The fund may declare a capital gain distribution consisting of the excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund.

The fund may retain a portion of net capital gain for reinvestment and may elect to treat such capital gain as having been distributed to shareholders of the fund. Shareholders may receive a credit for the tax that the fund paid on such undistributed net capital gain and would increase the basis in their shares of the fund by the difference between the amount of includible gains and the tax deemed paid by the shareholder.

Distributions of net capital gain that the fund properly reports as a capital gain distribution generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain distributions (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Capital gain distributions by the fund result in a reduction in the net asset value of the fund’s shares. Investors should consider the tax implications of buying shares just prior to a capital gain distribution.

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The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Certain distributions reported by the fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the fund’s business interest income over the sum of the fund’s (i) business interest expense and (ii) other deductions properly allocable to the fund’s business interest income.

Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary REIT dividends. Applicable Treasury regulations allow the fund to pass through to its shareholders such taxable ordinary REIT dividends. Accordingly, individual (and certain other non-corporate) shareholders of the fund that have received such taxable ordinary REIT dividends may be able to take advantage of this 20% deduction with respect to any such amounts passed through.

Redemptions and exchanges of fund shares — Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder’s tax basis in the new shares purchased.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced or no sales charge for shares of the fund, or of a different fund acquired before January 31st of the year following the year the shareholder exchanged or otherwise disposed of the original fund shares, the sales charge previously incurred in acquiring the fund’s shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Tax consequences of investing in non-U.S. securities — Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations, the fund may elect to pass through to shareholders the foreign taxes paid by the fund. If such an election is made, shareholders may claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries. The application of the foreign tax credit depends upon the particular circumstances of each shareholder.

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Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to fluctuations in foreign exchange rates, are generally taxable as ordinary income or loss. These gains or losses may increase or decrease the amount of dividends payable by the fund to shareholders. A fund may elect to treat gain and loss on certain foreign currency contracts as capital gain and loss instead of ordinary income or loss.

If the fund invests in stock of certain passive foreign investment companies (PFICs), the fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise tax years. Deductions for losses are allowable only to the extent of any previously recognized gains. Both gains and losses will be treated as ordinary income or loss, and the fund is required to distribute any resulting income. If the fund is unable to identify an investment as a PFIC security and thus does not make a timely mark-to-market election, the fund may be subject to adverse tax consequences.

Tax consequences of investing in derivatives — The fund may enter into transactions involving derivatives, such as futures, swaps, options and forward contracts. Special tax rules may apply to these types of transactions that could defer losses to the fund, accelerate the fund’s income, alter the holding period of certain securities or change the classification of capital gains. These tax rules may therefore impact the amount, timing and character of fund distributions.

Discount — Certain bonds acquired by the fund, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and is generally defined as the difference between the price at which a bond was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as tax exempt income earned by a fund over the term of the bond, and therefore is subject to the distribution requirements of the Code. The annual amount of income earned on such a bond by a fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest (including original issue discount). Certain bonds acquired by the fund may also provide for contingent interest and/or principal. In such a case, rules similar to those for original issue discount bonds would require the accrual of income based on an assumed yield that may exceed the actual interest payments on the bond.

Some of the bonds may be acquired by a fund on the secondary market at a discount which exceeds the original issue discount, if any, on such bonds. This additional discount constitutes market discount for federal income tax purposes. Any gain recognized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a fund elects to include market discount in income in the taxable years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by a fund at a constant rate over the time remaining to the bond’s maturity. In the case of any debt instrument having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain. Some of the bonds acquired by a fund with a fixed maturity date of one year or less from the date of their issuance may be treated as having original issue discount or, in certain cases, “acquisition discount” (generally, the excess of a bond’s stated redemption price at maturity over its acquisition price). A fund will be required to include any such original issue discount or acquisition discount in taxable ordinary income. The rate at which such acquisition discount and market discount accrues, and is thus included in a fund’s investment company taxable income, will depend upon which of the permitted accrual methods the fund elects.

Other tax considerations — After the end of each calendar year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

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For fund shares acquired on or after January 1, 2012, the fund is required to report cost basis information for redemptions, including exchanges, to both shareholders and the IRS.

Shareholders may obtain more information about cost basis online at capitalgroup.com/costbasis.

Under the backup withholding provisions of the Code, the fund generally will be required to withhold federal income tax on all payments made to a shareholder if the shareholder either does not furnish the fund with the shareholder’s correct taxpayer identification number or fails to certify that the shareholder is not subject to backup withholding. Backup withholding also applies if the IRS notifies the shareholder or the fund that the taxpayer identification number provided by the shareholder is incorrect or that the shareholder has previously failed to properly report interest or dividend income.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and legal residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to U.S. withholding taxes.

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Unless otherwise noted, all references in the following pages to Class A, C, T or F shares also refer to the corresponding Class 529-A, 529-C, 529-T or 529-F shares. Class 529 shareholders should also refer to the applicable program description for information on policies and services specifically relating to these accounts. Shareholders holding shares through an eligible retirement plan should contact their plan’s administrator or recordkeeper for information regarding purchases, sales and exchanges.

Purchase and exchange of shares

Purchases by individuals — As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial professional or investment dealer authorized to sell the fund’s shares. You may make investments by any of the following means:

Contacting your financial professional — Deliver or mail a check to your financial professional.

By mail — For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the “Account Additions” form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

American Funds

12711 North Meridian Street

Carmel, IN 46032-9181

American Funds

5300 Robin Hood Road

Norfolk, VA 23513-2407

By telephone — Calling American Funds Service Company. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By Internet — Using capitalgroup.com. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

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By wire — If you are making a wire transfer, instruct your bank to wire funds to:

Wells Fargo Bank

ABA Routing No. 121000248

Account No. 4600-076178

Your bank should include the following information when wiring funds:

For credit to the account of:

American Funds Service Company

(fund’s name)

For further credit to:

(shareholder’s fund account number)

(shareholder’s name)

You may contact American Funds Service Company at (800) 421-4225 if you have questions about making wire transfers.

Other purchase information — Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. In addition, the fund and the Principal Underwriter reserve the right to reject any purchase order.

Class R-5 and R-6 shares may be made available to certain charitable foundations organized and maintained by The Capital Group Companies, Inc. or its affiliates. Class R-6 shares are also available to corporate investment accounts established by The Capital Group Companies, Inc. and its affiliates.

Class R-5 and R-6 shares may also be made available to Virginia529 for use in the Virginia Education Savings Trust and the Virginia Prepaid Education Program and other registered investment companies approved by the fund’s investment adviser or distributor. Class R-6 shares are also available to other post employment benefits plans.

Purchase minimums and maximums — All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

· Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

· Employer-sponsored CollegeAmerica accounts.

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The following account types may be established without meeting the initial purchase minimum:

· Retirement accounts that are funded with employer contributions; and

· Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

· Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or (d) required minimum distribution automatic exchanges; and

· American Funds U.S. Government Money Market Fund accounts registered in the name of clients of Capital Group Private Client Services.
Certain accounts held on the fund’s books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts’ purchase orders for fund shares, such accounts are not required to meet the fund’s minimum amount for subsequent purchases.

Exchanges — With the exception of Class T shares, for which rights of exchange are not generally available, you may only exchange shares without a sales charge into other American Funds within the same share class; however, Class A, C, T or F shares may also generally be exchanged without a sales charge for the corresponding 529 share class. Clients of Capital Group Private Client Services may exchange the shares of the fund for those of any other fund(s) managed by Capital Research and Management Company or its affiliates.

Notwithstanding the above, exchanges from Class A shares of American Funds U.S. Government Money Market Fund may be made to Class C shares of other American Funds for dollar cost averaging purposes.

Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds U.S. Government Money Market Fund are subject to applicable sales charges, unless the American Funds U.S. Government Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund’s distributor and certain registered investment advisors.

You may exchange shares of other classes by contacting your financial professional by calling American Funds Service Company at (800) 421-4225 or using capitalgroup.com, or faxing (see “American Funds Service Company service areas” in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see “Shareholder account services and privileges” in this statement of additional information. These transactions have the same tax consequences as ordinary sales and purchases.

Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are

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processed simultaneously at the share prices next determined after the exchange order is received (see “Price of shares” in this statement of additional information).

Conversion — Class C shares of the fund automatically convert to Class A shares in the month of the 8-year anniversary of the purchase date. Class 529-C shares of the fund automatically convert to Class 529-A shares in the month of the 5-year anniversary of the purchase date. The board of trustees of the fund reserves the right at any time, without shareholder approval, to amend the conversion features of the Class C and Class 529-C shares, including without limitation, providing for conversion into a different share class or for no conversion. In making its decision, the board of trustees will consider, among other things, the effect of any such amendment on shareholders.

Frequent trading of fund shares — As noted in the prospectus, certain redemptions may trigger a restriction under the fund’s “frequent trading policy.” Under this policy, systematic redemptions will not trigger a restriction and systematic purchases will not be prevented if the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions. Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

Potentially abusive activity — American Funds Service Company will monitor for the types of activity that could potentially be harmful to the American Funds — for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

Moving between share classes

If you wish to “move” your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

Exchanging Class C shares for Class A or Class T shares — If you exchange Class C shares for Class A or Class T shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A or Class T sales charges.

Exchanging Class C shares for Class F shares — If you are part of a qualified fee-based program or approved self-directed platform and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

Exchanging Class F shares for Class A shares — You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if you are leaving or have left the fee-based program. Your financial intermediary can also convert Class F-1 shares to Class A shares without a sales charge if they are held in a brokerage account and they were initially transferred to the account or converted from Class C shares. You can exchange Class F shares received in a conversion from Class C shares for Class A shares at any time without paying an initial Class A sales charge if you notify American Funds Service Company of the conversion when you make your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class

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A shares within 90 days after redeeming your Class F shares to receive the Class A shares without paying an initial Class A sales charge.

Exchanging Class A or Class T shares for Class F shares — If you are part of a qualified fee-based program or approved self-directed platform and you wish to exchange your Class A or Class T shares for Class F shares to be held in the program, any Class A or Class T sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

Exchanging Class A shares for Class R shares — Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan’s account. No contingent deferred sales charge will be assessed as part of the share class conversion.

Moving between Class F shares — If you are part of a qualified fee-based program that offers Class F shares, you may exchange your Class F shares for any other Class F shares to be held in the program. For example, if you hold Class F-2 shares, you may exchange your shares for Class F-1 or Class F-3 shares to be held in the program.

Moving between other share classes — If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service Company at (800) 421-4225 for more information.

Non-reportable transactions — Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by American Funds Service Company and processed as a single transaction. However, a movement between a 529 share class and a non-529 share class of the same fund will be reportable.

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Sales charges

Class A purchases

Purchases by certain 403(b) plans

A 403(b) plan may not invest in American Funds Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that was established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Purchases by SEP plans and SIMPLE IRA plans

Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) will be aggregated at the plan level for Class A sales charge purposes if an employer adopts a prototype plan produced by American Funds Distributors, Inc. or (a) the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal or the contributions are identified as related to the same plan; (b) each transmittal is accompanied by checks or wire transfers and generally must be submitted through the transfer agent’s automated contribution system if held on the fund’s books; and (c) if the fund is expected to carry separate accounts in the name of each plan participant and (i) the employer or plan sponsor notifies the funds’ transfer agent or the intermediary holding the account that the separate accounts of all plan participants should be linked and (ii) all new participant accounts are established by submitting the appropriate documentation on behalf of each new participant. Participant accounts in a SEP or SIMPLE plan that are eligible to aggregate their assets at the plan level may not also aggregate the assets with their individual accounts.

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Other purchases

In addition, American Funds Class A and Class 529-A shares may be offered at net asset value to companies exchanging securities with the fund through a merger, acquisition or exchange offer and to certain individuals meeting the criteria described above who invested in Class A and Class 529-A shares before Class F-2 and Class 529-F-2 shares were made available under this privilege.

Transfers to CollegeAmerica — A transfer from the Virginia Prepaid Education ProgramSM or the Virginia Education Savings TrustSM to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer. Investment dealers will be compensated solely with an annual service fee that begins to accrue immediately.

Class F-2 and Class 529-F-2 purchases

If requested, American Funds Class F-2 and Class 529-F-2 shares will be sold to:

(1)

current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to the funds managed by Capital Research and Management Company, current or retired employees of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; and

(2)	The Capital Group Companies, Inc. and its affiliated companies.

Once an account in Class F-2 or Class 529-F-2 is established under this privilege, additional investments can be made in Class F-2 or Class 529-F-2 for the life of the account. Depending on the financial intermediary holding your account, these privileges may be unavailable. Investors should consult their financial intermediary for further information.

Moving between accounts — American Funds investments by certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include:

· redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

· required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

· death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

Investors may not move investments from a Capital Bank & Trust Company SIMPLE IRA Plus to a Capital Bank & Trust Company SIMPLE IRA unless it is part of a plan transfer or to a current employer’s Capital Bank & Trust Company SIMPLE IRA plan.

These privileges are generally available only if your account is held directly with the fund’s transfer agent or if the financial intermediary holding your account has the systems, policies and procedures to support providing the privileges on its systems. Investors should consult their financial intermediary for further information.

Loan repayments — Repayments on loans taken from a retirement plan are not subject to sales charges if American Funds Service Company is notified of the repayment.

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Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of a) purchases of $1 million or more, and b) purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $10 million, .50% on amounts of at least $10 million but less than $25 million and .25% on amounts of at least $25 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $10 million (but less than $25 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of .50%.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

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Sales charge reductions and waivers

Reducing your Class A sales charge — As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Statement of intention — By establishing a statement of intention (the "Statement"), you enter into a nonbinding commitment to purchase shares of American Funds (excluding American Funds U.S. Government Money Market Fund) over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. Your accumulated holdings (as described in the paragraph below titled “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period the investments made during the statement period will be adjusted to reflect the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

The Statement period may be extended in cases where the fund’s distributor determines it is appropriate to do so; for example in periods when there are extenuating circumstances such as a natural disaster that may limit an individual’s ability to meet the investment required under the Statement.

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Aggregation — Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

· individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information);

· SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors, Inc.;

· business accounts solely controlled by you or your immediate family (for example, you own the entire business);

· trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

· endowments or foundations established and controlled by you or your immediate family; or

· 529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

· for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

· made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

· for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

· for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

· for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

· for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors, Inc.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the

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customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Joint accounts may be aggregated with other accounts belonging to the primary owner and/or his or her immediate family. The primary owner of a joint account is the individual responsible for taxes on the account.

Concurrent purchases — As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in American Funds. Shares of American Funds U.S. Government Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of American Funds to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial professional or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

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If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American Legacy accounts.

Reducing your Class T sales charge — As described in the prospectus, the initial sales charge you pay each time you buy Class T shares may differ depending upon the amount you invest and may be reduced for larger purchases. Additionally, Class T shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge. Sales charges on Class T shares are applied on a transaction-by-transaction basis, and, accordingly, Class T shares are not eligible for any other sales charge waivers or reductions, including through the aggregation of Class T shares concurrently purchased by other related accounts or in other American Funds. The sales charge applicable to Class T shares may not be reduced by establishing a statement of intention, and rights of accumulation are not available for Class T shares.

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CDSC waivers for Class A and C shares — As noted in the prospectus, a contingent deferred sales charge (“CDSC”) will be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC will be waived for the following types of transactions, if they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

· Required minimum distributions taken from retirement accounts in accordance with IRS regulations.

· Redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

The CDSC on American Funds Class A shares may be waived in cases where the fund’s transfer agent determines the benefit to the fund of collecting the CDSC would be outweighed by the cost of applying it.

CDSC waivers are allowed only in the cases listed here and in the prospectus. For example, CDSC waivers will not be allowed on redemptions of Class 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by Virginia529 as an option for additional investment within CollegeAmerica.

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Selling shares

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see “Purchase and exchange of shares.”

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

If you hold multiple American Funds and a CDSC applies to the shares you are redeeming, the CDSC will be calculated based on the applicable class of shares of the particular fund from which you are making the redemption.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier’s checks) for shares purchased have cleared (normally seven business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), the fund typically expects to pay redemption proceeds one business day following receipt and acceptance of a redemption order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from American Funds U.S. Government Money Market Fund be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds and you may be subject to a fee for the transaction.

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Shareholder account services and privileges

The following services and privileges are generally available to all shareholders. However, certain services and privileges described in the prospectus and this statement of additional information may not be available for Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

Automatic investment plan — An automatic investment plan enables you to make monthly or quarterly investments in American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank’s capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

Automatic reinvestment — Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

Cross-reinvestment of dividends and distributions — For all share classes, except Class T shares and the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1) the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund’s minimum initial investment requirement);

(2) if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3) if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

Depending on the financial intermediary holding your account, your reinvestment privileges may be unavailable or differ from those described in this statement of additional information. Investors should consult their financial intermediary for further information.

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Automatic exchanges — For all share classes other than Class T shares, you may automatically exchange shares of the same class in amounts of $50 or more among any American Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

Automatic withdrawals — Depending on the type of account, for all share classes except R shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your financial professional or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income. Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder’s account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

Account statements — Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals, will be confirmed at least quarterly.

American Funds Service Company and capitalgroup.com — You may check your share balance, the price of your shares or your most recent account transaction; redeem shares (up to $125,000 per American Funds shareholder each day); or exchange shares by calling American Funds Service Company at (800) 421-4225 or using capitalgroup.com. Redemptions and exchanges through American Funds Service Company and capitalgroup.com are subject to the conditions noted above and in “Telephone and Internet purchases, redemptions and exchanges” below. You will need your fund number (see the list of American Funds under the “General information — fund numbers” section in this statement of additional information), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, please contact American Funds Service Company for assistance. Once you establish this privilege, you, your financial professional or any person with your account information may use these services.

Telephone and Internet purchases, redemptions and exchanges — By using the telephone or the Internet (including capitalgroup.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these

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services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

Redemption of shares — The fund’s declaration of trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund’s current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of trustees of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund’s declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of trustees. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders.

Share certificates — Shares are credited to your account. The fund does not issue share certificates.

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General information

Custodian of assets — Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund’s portfolio, are held by JP Morgan Chase Bank N.A., 270 Park Avenue, New York, NY 10017-2070, as custodian. If the fund holds securities of issuers outside the U.S., the custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the U.S.

Transfer agent services — American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. Transfer agent fees are paid according to a fee schedule, based on the number of accounts serviced or a percentage of fund assets, contained in a Shareholder Services Agreement between the fund and American Funds Service Company.

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

During the 2023 fiscal year, transfer agent fees, gross of any payments made by American Funds Service Company to third parties, were:

Transfer agent fee
Class A	$45,475,000
Class C	1,197,000
Class T	—*
Class F-1	2,856,000
Class F-2	13,478,000
Class F-3	33,000
Class 529-A	975,000
Class 529-C	35,000
Class 529-E	14,000
Class 529-T	—*
Class 529-F-1	—*
Class 529-F-2	37,000
Class 529-F-3	—*
Class R-1	59,000
Class R-2	1,213,000
Class R-2E	73,000
Class R-3	1,008,000
Class R-4	786,000
Class R-5E	254,000
Class R-5	133,000
Class R-6	110,000

*Amount less than $1,000.

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Independent registered public accounting firm — Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, CA 92626, serves as the fund’s independent registered public accounting firm, providing audit services and review of certain documents to be filed with the SEC. Deloitte Tax LLP prepares tax returns for the fund. The financial statements included in this statement of additional information that are from the fund's annual report have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the fund’s independent registered public accounting firm is reviewed and determined annually by the board of trustees.

Independent legal counsel — Morgan, Lewis & Bockius LLP, One Federal Street, Boston, MA 02110-1726, serves as independent legal counsel (“counsel”) for the fund and for independent trustees in their capacities as such. A determination with respect to the independence of the fund’s counsel will be made at least annually by the independent trustees of the fund, as prescribed by applicable 1940 Act rules.

Prospectuses, reports to shareholders and proxy statements — The fund’s fiscal year ends on July 31. Shareholders are provided updated summary prospectuses annually and at least semi-annually with reports showing the fund’s investment portfolio or summary investment portfolio, financial statements and other information. Shareholders may request a copy of the fund’s current prospectus at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. Shareholders may also access the fund’s current summary prospectus, prospectus, statement of additional information and shareholder reports at capitalgroup.com/prospectus. The fund’s annual financial statements are audited by the fund’s independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of summary prospectuses, shareholder reports and proxy statements. To receive additional copies of a summary prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated summary prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, capitalgroup.com. Shareholders who elect to receive documents electronically will receive such documents in electronic form and will not receive documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Summary prospectuses, prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the Capital Group organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

Codes of ethics — The fund and Capital Research and Management Company and its affiliated companies, including the fund’s Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; disclosure of personal securities transactions; and policies regarding political contributions.

The Income Fund of America — Page 100

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — July 31, 2023

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$23.25
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$24.67

Other information — The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The fund’s financial statements, including the investment portfolio and the report of the fund’s independent registered public accounting firm contained in the annual report, are included in this statement of additional information.

The Income Fund of America — Page 101

Fund numbers — Here are the fund numbers for use when making share transactions:

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
Stock and stock/fixed income funds
AMCAP Fund®	002	302	43002	402	602	702
American Balanced Fund®	011	311	43011	411	611	711
American Funds® Developing World Growth and Income Fund	30100	33100	43100	34100	36100	37100
American Funds® Global Balanced Fund	037	337	43037	437	637	737
American Funds® Global Insight Fund	30122	33122	43122	34122	36122	37122
American Funds® International Vantage Fund	30123	33123	43123	34123	36123	37123
American Mutual Fund®	003	303	43003	403	603	703
Capital Income Builder®	012	312	43012	412	612	712
Capital World Growth and Income Fund®	033	333	43033	433	633	733
EuroPacific Growth Fund®	016	316	43016	416	616	716
Fundamental Investors®	010	310	43010	410	610	710
The Growth Fund of America®	005	305	43005	405	605	705
The Income Fund of America®	006	306	43006	406	606	706
International Growth and Income Fund	034	334	43034	434	634	734
The Investment Company of America®	004	304	43004	404	604	704
The New Economy Fund®	014	314	43014	414	614	714
New Perspective Fund®	007	307	43007	407	607	707
New World Fund®	036	336	43036	436	636	736
SMALLCAP World Fund®	035	335	43035	435	635	735
Washington Mutual Investors Fund	001	301	43001	401	601	701
Fixed income funds
American Funds Emerging Markets Bond Fund ®	30114	33114	43114	34114	36114	37114
American Funds Corporate Bond Fund ®	032	332	43032	432	632	732
American Funds Inflation Linked Bond Fund®	060	360	43060	460	660	760
American Funds Mortgage Fund®	042	342	43042	442	642	742
American Funds® Multi-Sector Income Fund	30126	33126	43126	34126	36126	37126
American Funds Short-Term Tax-Exempt Bond Fund®	039	N/A	43039	439	639	739
American Funds® Strategic Bond Fund	30112	33112	43112	34112	36112	37112
American Funds Tax-Exempt Fund of New York®	041	341	43041	441	641	741
American High-Income Municipal Bond Fund®	040	340	43040	440	640	740
American High-Income Trust®	021	321	43021	421	621	721
The Bond Fund of America®	008	308	43008	408	608	708
Capital World Bond Fund®	031	331	43031	431	631	731
Intermediate Bond Fund of America®	023	323	43023	423	623	723
Limited Term Tax-Exempt Bond Fund of America®	043	343	43043	443	643	743
Short-Term Bond Fund of America®	048	348	43048	448	648	748
The Tax-Exempt Bond Fund of America®	019	319	43019	419	619	719
The Tax-Exempt Fund of California®	020	320	43020	420	620	720
U.S. Government Securities Fund®	022	322	43022	422	622	722
Money market fund
American Funds® U.S. Government Money Market Fund	059	359	43059	459	659	759

The Income Fund of America — Page 102

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1	Class 529-F-2	Class 529-F-3	Class ABLE-A	Class ABLE-F-2
Stock and stock/fixed income funds
AMCAP Fund	1002	1302	1502	46002	1402	1602	1702	N/A	N/A
American Balanced Fund	1011	1311	1511	46011	1411	1611	1711	N/A	N/A
American Funds Developing World Growth and Income Fund	10100	13100	15100	46100	14100	16100	17100	N/A	N/A
American Funds Global Balanced Fund	1037	1337	1537	46037	1437	1637	1737	N/A	N/A
American Funds Global Insight Fund	10122	13122	15122	46122	14122	16122	17122	N/A	N/A
American Funds International Vantage Fund	10123	13123	15123	46123	14123	16123	17123	N/A	N/A
American Mutual Fund	1003	1303	1503	46003	1403	1603	1703	N/A	N/A
Capital Income Builder	1012	1312	1512	46012	1412	1612	1712	N/A	N/A
Capital World Growth and Income Fund	1033	1333	1533	46033	1433	1633	1733	N/A	N/A
EuroPacific Growth Fund	1016	1316	1516	46016	1416	1616	1716	N/A	N/A
Fundamental Investors	1010	1310	1510	46010	1410	1610	1710	N/A	N/A
The Growth Fund of America	1005	1305	1505	46005	1405	1605	1705	N/A	N/A
The Income Fund of America	1006	1306	1506	46006	1406	1606	1706	N/A	N/A
International Growth and Income Fund	1034	1334	1534	46034	1434	1634	1734	N/A	N/A
The Investment Company of America	1004	1304	1504	46004	1404	1604	1704	N/A	N/A
The New Economy Fund	1014	1314	1514	46014	1414	1614	1714	N/A	N/A
New Perspective Fund	1007	1307	1507	46007	1407	1607	1707	N/A	N/A
New World Fund	1036	1336	1536	46036	1436	1636	1736	N/A	N/A
SMALLCAP World Fund	1035	1335	1535	46035	1435	1635	1735	N/A	N/A
Washington Mutual Investors Fund	1001	1301	1501	46001	1401	1601	1701	N/A	N/A
Fixed income funds
American Funds Emerging Markets Bond Fund	10114	13114	15114	46114	14114	16114	17114	N/A	N/A
American Funds Corporate Bond Fund	1032	1332	1532	46032	1432	1632	1732	N/A	N/A
American Funds Inflation Linked Bond Fund	1060	1360	1560	46060	1460	1660	1760	N/A	N/A
American Funds Mortgage Fund	1042	1342	1542	46042	1442	1642	1742	N/A	N/A
American Funds Multi-Sector Income Fund	10126	13126	15126	46126	14126	16126	17126	N/A	N/A
American Funds Strategic Bond Fund	10112	13112	15112	46112	14112	16112	17112	N/A	N/A
American High-Income Trust	1021	1321	1521	46021	1421	1621	1721	N/A	N/A
The Bond Fund of America	1008	1308	1508	46008	1408	1608	1708	N/A	N/A
Capital World Bond Fund	1031	1331	1531	46031	1431	1631	1731	N/A	N/A
Intermediate Bond Fund of America	1023	1323	1523	46023	1423	1623	1723	N/A	N/A
Short-Term Bond Fund of America	1048	1348	1548	46048	1448	1648	1748	N/A	N/A
U.S. Government Securities Fund	1022	1322	1522	46022	1422	1622	1722	N/A	N/A
Money market fund
American Funds U.S. Government Money Market Fund	1059	1359	1559	46059	1459	1659	1759	48059	60059

The Income Fund of America — Page 103

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
Stock and stock/fixed income funds
AMCAP Fund	2102	2202	4102	2302	2402	2702	2502	2602
American Balanced Fund	2111	2211	4111	2311	2411	2711	2511	2611
American Funds Developing World Growth and Income Fund	21100	22100	41100	23100	24100	27100	25100	26100
American Funds Global Balanced Fund	2137	2237	4137	2337	2437	2737	2537	2637
American Funds Global Insight Fund	21122	22122	41122	23122	24122	27122	25122	26122
American Funds International Vantage Fund	21123	22123	41123	23123	24123	27123	25123	26123
American Mutual Fund	2103	2203	4103	2303	2403	2703	2503	2603
Capital Income Builder	2112	2212	4112	2312	2412	2712	2512	2612
Capital World Growth and Income Fund	2133	2233	4133	2333	2433	2733	2533	2633
EuroPacific Growth Fund	2116	2216	4116	2316	2416	2716	2516	2616
Fundamental Investors	2110	2210	4110	2310	2410	2710	2510	2610
The Growth Fund of America	2105	2205	4105	2305	2405	2705	2505	2605
The Income Fund of America	2106	2206	4106	2306	2406	2706	2506	2606
International Growth and Income Fund	2134	2234	41034	2334	2434	27034	2534	2634
The Investment Company of America	2104	2204	4104	2304	2404	2704	2504	2604
The New Economy Fund	2114	2214	4114	2314	2414	2714	2514	2614
New Perspective Fund	2107	2207	4107	2307	2407	2707	2507	2607
New World Fund	2136	2236	4136	2336	2436	2736	2536	2636
SMALLCAP World Fund	2135	2235	4135	2335	2435	2735	2535	2635
Washington Mutual Investors Fund	2101	2201	4101	2301	2401	2701	2501	2601
Fixed income funds
American Funds Emerging Markets Bond Fund	21114	22114	41114	23114	24114	27114	25114	26114
American Funds Corporate Bond Fund	2132	2232	4132	2332	2432	2732	2532	2632
American Funds Inflation Linked Bond Fund	2160	2260	4160	2360	2460	2760	2560	2660
American Funds Mortgage Fund	2142	2242	4142	2342	2442	2742	2542	2642
American Funds Multi-Sector Income Fund	21126	22126	41126	23126	24126	27126	25126	26126
American Funds Strategic Bond Fund	21112	22112	41112	23112	24112	27112	25112	26112
American High-Income Trust	2121	2221	4121	2321	2421	2721	2521	2621
The Bond Fund of America	2108	2208	4108	2308	2408	2708	2508	2608
Capital World Bond Fund	2131	2231	4131	2331	2431	2731	2531	2631
Intermediate Bond Fund of America	2123	2223	4123	2323	2423	2723	2523	2623
Short-Term Bond Fund of America	2148	2248	4148	2348	2448	2748	2548	2648
U.S. Government Securities Fund	2122	2222	4122	2322	2422	2722	2522	2622
Money market fund
American Funds U.S. Government Money Market Fund	2159	2259	4159	2359	2459	2759	2559	2659

The Income Fund of America — Page 104

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds Target Date Retirement Series®
American Funds® 2065 Target Date Retirement Fund	30185	33185	43185	34185	36185	37185
American Funds 2060 Target Date Retirement Fund®	083	383	43083	483	683	783
American Funds 2055 Target Date Retirement Fund®	082	382	43082	482	682	782
American Funds 2050 Target Date Retirement Fund®	069	369	43069	469	669	769
American Funds 2045 Target Date Retirement Fund®	068	368	43068	468	668	768
American Funds 2040 Target Date Retirement Fund®	067	367	43067	467	667	767
American Funds 2035 Target Date Retirement Fund®	066	366	43066	466	36066	766
American Funds 2030 Target Date Retirement Fund®	065	365	43065	465	665	765
American Funds 2025 Target Date Retirement Fund®	064	364	43064	464	664	764
American Funds 2020 Target Date Retirement Fund®	063	363	43063	463	663	763
American Funds 2015 Target Date Retirement Fund®	062	362	43062	462	662	762
American Funds 2010 Target Date Retirement Fund®	061	361	43061	461	661	761

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Target Date Retirement Series®
American Funds® 2065 Target Date Retirement Fund	21185	22185	41185	23185	24185	27185	25185	26185
American Funds 2060 Target Date Retirement Fund®	2183	2283	4183	2383	2483	2783	2583	2683
American Funds 2055 Target Date Retirement Fund®	2182	2282	4182	2382	2482	2782	2582	2682
American Funds 2050 Target Date Retirement Fund®	2169	2269	4169	2369	2469	2769	2569	2669
American Funds 2045 Target Date Retirement Fund®	2168	2268	4168	2368	2468	2768	2568	2668
American Funds 2040 Target Date Retirement Fund®	2167	2267	4167	2367	2467	2767	2567	2667
American Funds 2035 Target Date Retirement Fund®	2166	2266	4166	2366	2466	2766	2566	2666
American Funds 2030 Target Date Retirement Fund®	2165	2265	4165	2365	2465	2765	2565	2665
American Funds 2025 Target Date Retirement Fund®	2164	2264	4164	2364	2464	2764	2564	2664
American Funds 2020 Target Date Retirement Fund®	2163	2263	4163	2363	2463	2763	2563	2663
American Funds 2015 Target Date Retirement Fund®	2162	2262	4162	2362	2462	2762	2562	2662
American Funds 2010 Target Date Retirement Fund®	2161	2261	4161	2361	2461	2761	2561	2661

The Income Fund of America — Page 105

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1	Class 529-F-2	Class 529-F-3
American Funds College Target Date Series®
American Funds® College 2039 Fund	10136	13136	15136	46136	14136	16136	17136
American Funds® College 2036 Fund	10125	13125	15125	46125	14125	16125	17125
American Funds College 2033 Fund®	10103	13103	15103	46103	14103	16103	17103
American Funds College 2030 Fund®	1094	1394	1594	46094	1494	1694	1794
American Funds College 2027 Fund®	1093	1393	1593	46093	1493	1693	1793
American Funds College 2024 Fund®	1092	1392	1592	46092	1492	1692	1792
American Funds College Enrollment Fund®	1088	1388	1588	46088	1488	1688	1788

The Income Fund of America — Page 106

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds® Portfolio Series
American Funds® Global Growth Portfolio	055	355	43055	455	655	755
American Funds® Growth Portfolio	053	353	43053	453	653	753
American Funds® Growth and Income Portfolio	051	351	43051	451	651	751
American Funds® Moderate Growth and Income Portfolio	050	350	43050	450	650	750
American Funds® Conservative Growth and Income Portfolio	047	347	43047	447	647	747
American Funds® Tax-Aware Conservative Growth and Income Portfolio	046	346	43046	446	646	746
American Funds® Preservation Portfolio	045	345	43045	445	645	745
American Funds® Tax-Exempt Preservation Portfolio	044	344	43044	444	644	744

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1	Class 529-F-2	Class 529-F-3	Class ABLE-A	Class ABLE-F-2
American Funds Global Growth Portfolio	1055	1355	1555	46055	1455	1655	1755	48055	60055
American Funds Growth Portfolio	1053	1353	1553	46053	1453	1653	1753	48053	60053
American Funds Growth and Income Portfolio	1051	1351	1551	46051	1451	1651	1751	48051	60051
American Funds Moderate Growth and Income Portfolio	1050	1350	1550	46050	1450	1650	1750	48050	60050
American Funds Conservative Growth and Income Portfolio	1047	1347	1547	46047	1447	1647	1747	48047	60047
American Funds Tax-Aware Conservative Growth and Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	1045	1345	1545	46045	1445	1645	1745	48045	60045
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Global Growth Portfolio	2155	2255	4155	2355	2455	2755	2555	2655
American Funds Growth Portfolio	2153	2253	4153	2353	2453	2753	2553	2653
American Funds Growth and Income Portfolio	2151	2251	4151	2351	2451	2751	2551	2651
American Funds Moderate Growth and Income Portfolio	2150	2250	4150	2350	2450	2750	2550	2650
American Funds Conservative Growth and Income Portfolio	2147	2247	4147	2347	2447	2747	2547	2647
American Funds Tax-Aware Conservative Growth and Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	2145	2245	4145	2345	2445	2745	2545	2645
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

The Income Fund of America — Page 107

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds® Retirement Income Portfolio Series
American Funds® Retirement Income Portfolio – Conservative	30109	33109	43109	34109	36109	37109
American Funds® Retirement Income Portfolio – Moderate	30110	33110	43110	34110	36110	37110
American Funds® Retirement Income Portfolio – Enhanced	30111	33111	43111	34111	36111	37111

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Retirement Income Portfolio – Conservative	21109	22109	41109	23109	24109	27109	25109	26109
American Funds Retirement Income Portfolio – Moderate	21110	22110	41110	23110	24110	27110	25110	26110
American Funds Retirement Income Portfolio – Enhanced	21111	22111	41111	23111	24111	27111	25111	26111

The Income Fund of America — Page 108

Appendix

The following descriptions of debt security ratings are based on information provided by Moody’s Investors Service, Standard & Poor’s Ratings Services and Fitch Ratings, Inc.

Description of bond ratings

Moody’s
Long-term rating scale

Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be speculative and of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

The Income Fund of America — Page 109

Standard & Poor’s
Long-term issue credit ratings

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

The Income Fund of America — Page 110

C
An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D
An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.

Plus (+) or minus (–)

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

The Income Fund of America — Page 111

Fitch Ratings, Inc.
Long-term credit ratings

AAA
Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. BBB ratings indicate that expectations of default risk are low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.

BB
Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B
Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC
Substantial credit risk. Default is a real possibility.

CC
Very high levels of credit risk. Default of some kind appears probable.

C
Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a C category rating for an issuer include:

· The issuer has entered into a grace or cure period following nonpayment of a material financial obligation;

· The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

· Fitch Ratings otherwise believes a condition of RD or D to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

The Income Fund of America — Page 112

RD
Restricted default. RD ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, and which has not otherwise ceased operating. This would include:

· The selective payment default on a specific class or currency of debt;

· The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

· The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

· Execution of a distressed debt exchange on one or more material financial obligations.

D
Default. D ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, or to categories below B.

The Income Fund of America — Page 113

Description of commercial paper ratings

Moody’s

Global short-term rating scale

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s

Commercial paper ratings (highest three ratings)

A-1

A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

The Income Fund of America — Page 114

Investment portfolio July 31, 2023

Common stocks 70.01%	Shares	Value (000)
Financials 11.30%
JPMorgan Chase & Co.	13,893,066	$2,194,549
CME Group, Inc., Class A	8,936,198	1,777,946
Goldman Sachs Group, Inc.	2,170,500	772,416
Zurich Insurance Group AG	1,460,086	704,551
Morgan Stanley	6,059,814	554,837
Brookfield Asset Management, Ltd., Class A	14,912,476	502,849
Ares Management Corp., Class A	4,990,000	495,108
BlackRock, Inc.	663,582	490,287
The Carlyle Group, Inc.	13,610,386	485,210
Apollo Asset Management, Inc.	5,915,679	483,370
Ping An Insurance (Group) Company of China, Ltd., Class H	59,663,500	430,326
Postal Savings Bank of China Co., Ltd., Class H1	654,739,000	401,294
Synchrony Financial	11,302,951	390,404
Blackstone, Inc.	3,087,600	323,550
B3 SA - Brasil, Bolsa, Balcao	92,456,000	291,323
Power Corporation of Canada, subordinate voting shares	9,625,253	272,703
DBS Group Holdings, Ltd.	8,413,300	216,762
The Toronto-Dominion Bank (CAD denominated)[1]	3,255,834	214,710
ING Groep NV	12,861,933	187,802
Progressive Corp.	1,315,000	165,664
Franklin Resources, Inc.	5,553,503	162,384
T&D Holdings, Inc. (Japan)	9,797,700	159,157
Fifth Third Bancorp	5,242,000	152,542
American International Group, Inc.	2,353,000	141,839
DNB Bank ASA	6,513,748	134,388
Manulife Financial Corp.	6,082,200	121,584
China Merchants Bank Co., Ltd., Class A	14,310,500	71,204
China Merchants Bank Co., Ltd., Class H	9,315,000	45,925
3i Group PLC	4,110,000	104,278
Banco Bilbao Vizcaya Argentaria, SA	12,232,000	96,968
Canadian Imperial Bank of Commerce (CAD denominated)	2,197,109	96,772
Principal Financial Group, Inc.	1,200,000	95,844
Bank Leumi Le Israel BM	11,232,000	89,724
Qualitas Controladora, SAB de CV1	10,711,900	78,831
ABN AMRO Bank NV	4,539,930	77,171
National Bank of Canada	975,000	76,364
Tokio Marine Holdings, Inc.	3,327,000	76,215
Citigroup, Inc.	1,300,000	61,958
Münchener Rückversicherungs-Gesellschaft AG	146,257	55,093
Fidelity National Information Services, Inc.	900,000	54,342
Islandsbanki hf.	59,814,905	53,553
Tryg A/S	2,616,000	51,684
AXA SA	1,505,000	46,283
Great-West Lifeco, Inc.	1,400,900	42,251
ICICI Securities, Ltd.	4,058,288	31,347
TISCO Financial Group PCL, foreign registered shares	10,000,000	29,360
BB Seguridade Participações SA	3,300,000	21,717
Brookfield Corp., Class A	207,530	7,243
Sberbank of Russia PJSC[2]	25,683,200	—	[3]
		13,591,682

Consumer staples 9.91%
Philip Morris International, Inc.	36,976,715	3,687,319
Altria Group, Inc.	25,487,294	1,157,633
Procter & Gamble Company	5,874,489	918,183
General Mills, Inc.	10,348,678	773,460
Target Corp.	5,023,800	685,598
PepsiCo, Inc.	2,890,704	541,891
Nestlé SA	4,237,617	519,370
Coca-Cola Company	8,333,900	516,119
British American Tobacco PLC	14,032,000	470,998
Kraft Heinz Company	12,974,240	469,408
Bunge, Ltd.	4,263,175	463,279
Keurig Dr Pepper, Inc.	9,734,164	331,059
Walgreens Boots Alliance, Inc.	7,057,000	211,498

The Income Fund of America	7

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Kimberly-Clark Corp.	1,585,000	$204,624
Imperial Brands PLC	8,645,857	204,105
Archer Daniels Midland Company	2,078,000	176,547
Conagra Brands, Inc.	4,527,100	148,534
Kenvue, Inc.[1]	6,000,000	142,080
Diageo PLC	1,468,113	64,012
Tyson Foods, Inc., Class A	1,109,092	61,799
Mondelez International, Inc.	784,000	58,118
Danone SA	875,000	53,423
Scandinavian Tobacco Group A/S	2,878,531	50,033
Viva Wine Group AB4	4,500,000	12,846
		11,921,936

Health care 9.85%
Gilead Sciences, Inc.	33,735,334	2,568,608
Pfizer, Inc.	52,679,748	1,899,632
AstraZeneca PLC	10,792,800	1,549,366
AbbVie, Inc.	5,781,742	864,833
Sanofi	8,098,016	864,467
CVS Health Corp.	10,555,859	788,417
Merck & Co., Inc.	7,251,932	773,419
Roche Holding AG, nonvoting non-registered shares	1,699,812	527,457
Johnson & Johnson	2,995,000	501,752
Novartis AG	4,080,000	426,083
Medtronic PLC	4,355,166	382,209
Takeda Pharmaceutical Company, Ltd.	10,901,308	332,637
Danaher Corp.	658,474	167,950
Rotech Healthcare, Inc.[2,4,5,6]	543,172	57,033
GSK PLC	2,843,500	50,527
Becton, Dickinson and Co.	170,336	47,459
Bristol-Myers Squibb Company	709,449	44,121
		11,845,970

Industrials 6.50%
Lockheed Martin Corp.	4,118,700	1,838,464
BAE Systems PLC	128,646,094	1,537,722
United Parcel Service, Inc., Class B	3,654,641	683,893
RTX Corp.	7,141,551	627,957
Siemens AG	2,516,320	428,782
Norfolk Southern Corp.	1,573,453	367,543
Caterpillar, Inc.	997,810	264,589
Cummins, Inc.	1,000,000	260,800
Watsco, Inc.[1]	608,300	230,053
General Dynamics Corp.	1,000,000	223,580
SGS SA	2,236,937	216,601
ManpowerGroup, Inc.[4]	2,722,832	214,777
Kone OYJ, Class B	3,638,417	186,581
Emerson Electric Co.	2,025,800	185,057
Bureau Veritas SA	2,840,989	78,029
DHL Group	1,363,553	70,044
Ventia Services Group Pty, Ltd.	34,829,353	67,845
Singapore Technologies Engineering, Ltd.	23,766,500	66,666
ITOCHU Corp.[1]	1,300,000	52,543
Fluidra, SA, non-registered shares	2,246,000	49,686
Illinois Tool Works, Inc.	175,514	46,216
SITC International Holdings Co., Ltd.	16,750,000	36,512
Valmet OYJ	1,356,000	35,946
Inwido AB	2,500,000	27,550
Regal Rexnord Corp.	134,000	20,928
Aena S.M.E, SA, non-registered shares	20,000	3,197
		7,821,561

Energy 6.22%
Exxon Mobil Corp.	10,100,037	1,083,128
ConocoPhillips	8,656,430	1,019,035
Chevron Corp.	5,584,586	913,973
TotalEnergies SE	14,224,460	864,255
EOG Resources, Inc.	6,161,911	816,638

8	The Income Fund of America

Common stocks (continued)	Shares	Value (000)
Energy (continued)
Canadian Natural Resources, Ltd. (CAD denominated)	12,372,099	$752,374
Tourmaline Oil Corp.	11,841,220	613,680
TC Energy Corp. (CAD denominated)[1]	11,976,649	429,239
Coterra Energy, Inc.	9,670,000	266,312
Baker Hughes Co., Class A	5,310,000	190,045
Enbridge, Inc.[1]	5,000,000	184,000
HF Sinclair Corp.	1,780,000	92,720
Chesapeake Energy Corp.[1]	797,242	67,239
Diamondback Energy, Inc.	350,000	51,562
Shell PLC (GBP denominated)	1,650,000	50,101
Ascent Resources - Utica, LLC, Class A2,5,6	110,214,618	36,371
Woodside Energy Group, Ltd.	1,344,966	34,321
Altera Infrastructure, LP2,5	80,900	6,419
California Resources Corp.	104,121	5,555
Mesquite Energy, Inc.[2,5]	25,913	1,098
McDermott International, Ltd.[5]	120,017	22
Earthstone Energy, Inc., Class A5	395	6
Bighorn Permian Resources, LLC[2]	17,183	—	[3]
		7,478,093

Information technology 5.95%
Broadcom, Inc.	3,266,450	2,935,395
Microsoft Corp.	5,047,730	1,695,633
Taiwan Semiconductor Manufacturing Company, Ltd.	59,220,300	1,064,690
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	1,543,000	152,988
Texas Instruments, Inc.	4,150,886	747,160
QUALCOMM, Inc.	2,073,672	274,077
Tokyo Electron, Ltd.	738,000	110,209
Vanguard International Semiconductor Corp.	33,734,500	82,977
MediaTek, Inc.	2,086,000	45,800
GlobalWafers Co., Ltd.	2,423,000	39,630
Seagate Technology Holdings PLC	252,200	16,015
		7,164,574

Real estate 4.92%
VICI Properties, Inc. REIT	34,478,039	1,085,369
Crown Castle, Inc. REIT	7,281,527	788,516
Iron Mountain, Inc. REIT	12,761,822	783,576
Public Storage REIT	2,363,933	666,038
Extra Space Storage, Inc. REIT	4,733,150	660,606
Gaming and Leisure Properties, Inc. REIT	10,793,948	512,281
Regency Centers Corp. REIT	4,238,000	277,716
Boston Properties, Inc. REIT	3,500,000	233,205
Federal Realty Investment Trust REIT	2,100,000	213,192
Prologis, Inc. REIT	1,657,500	206,773
Lamar Advertising Co. REIT, Class A	2,003,322	197,728
American Tower Corp. REIT	646,000	122,940
CubeSmart REIT	1,518,100	65,825
Kimco Realty Corp. REIT	3,048,000	61,752
CTP NV	2,803,481	38,469
Selvaag Bolig ASA	1,912,218	6,056
WeWork, Inc., Class A5	1,980,450	429
		5,920,471

Consumer discretionary 4.55%
Home Depot, Inc.	5,078,734	1,695,485
Restaurant Brands International, Inc.	12,379,129	947,746
Darden Restaurants, Inc.	5,509,781	930,712
Industria de Diseño Textil, SA	19,707,834	754,290
Starbucks Corp.	4,240,321	430,689
Kering SA	530,646	305,492
Domino’s Pizza Group PLC[4]	30,671,123	136,743
Hasbro, Inc.	1,481,395	95,639
Midea Group Co., Ltd., Class A	7,780,490	64,580
Kindred Group PLC (SDR)	4,500,000	54,078

The Income Fund of America	9

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Puuilo OYJ[4]	5,509,640	$45,040
NMG Parent, LLC[5]	67,256	8,071
MYT Holding Co., Class B5	2,070,418	1,553
		5,470,118

Utilities 4.47%
Brookfield Infrastructure Partners, LP4	29,787,186	1,060,561
DTE Energy Company	6,297,703	719,827
National Grid PLC	46,932,077	621,275
FirstEnergy Corp.	15,100,083	594,792
AES Corp.	21,673,514	468,798
The Southern Co.	6,355,381	459,748
Veolia Environnement	11,758,000	382,666
Public Service Enterprise Group, Inc.	4,633,819	292,487
Duke Energy Corp.	3,080,957	288,439
Edison International	1,893,100	136,228
CMS Energy Corp.	1,715,700	104,778
Dominion Energy, Inc.	1,906,473	102,092
E.ON SE	6,035,110	76,343
Guangdong Investment, Ltd.	52,919,000	45,734
Talen Energy Corp.[5]	368,879	20,012
		5,373,780

Communication services 3.57%
Comcast Corp., Class A	36,036,834	1,631,027
Publicis Groupe SA	7,288,267	588,348
Koninklijke KPN NV1	137,211,139	496,643
Nippon Telegraph and Telephone Corp.	432,140,000	494,820
BCE, Inc.	9,755,000	421,374
Interpublic Group of Companies, Inc.	7,883,500	269,852
Verizon Communications, Inc.	7,250,000	247,080
Deutsche Telekom AG	4,014,400	87,579
Singapore Telecommunications, Ltd.	25,850,000	51,710
Cumulus Media, Inc., Class A5	217,532	1,379
Clear Channel Outdoor Holdings, Inc.[5]	152,827	275
		4,290,087

Materials 2.77%
Barrick Gold Corp.	32,181,200	556,413
Rio Tinto PLC	6,990,400	462,013
Glencore PLC	56,208,586	341,597
Dow, Inc.	5,085,000	287,150
Packaging Corporation of America	1,670,448	256,163
Vale SA, ordinary nominative shares	17,446,900	255,168
International Flavors & Fragrances, Inc.	2,346,123	198,506
Agnico Eagle Mines, Ltd. (CAD denominated)	3,563,427	186,812
Air Products and Chemicals, Inc.	506,530	154,659
Holcim, Ltd.	2,220,240	154,288
UPM-Kymmene OYJ	4,415,526	146,132
Lundin Mining Corp.	7,750,000	69,292
Newmont Corp.	1,400,000	60,088
Shin-Etsu Chemical Co., Ltd.	1,750,000	57,556
Norsk Hydro ASA	8,500,000	55,688
Fortescue Metals Group, Ltd.	3,082,309	44,886
BASF SE	604,000	32,388
Polymetal International PLC[5]	6,162,000	17,002
		3,335,801

Total common stocks (cost: $59,426,346,000)		84,214,073

10	The Income Fund of America

Preferred securities 0.19%	Shares		Value (000)
Financials 0.19%
Citigroup, Inc. 12.001% preferred shares[7]		2,245,277	$65,091
Itaú Unibanco Holding SA, preferred nominative shares		10,500,000	63,594
Citigroup, Inc., Series K, 6.875% noncumulative preferred depositary shares		2,145,767	54,502
Goldman Sachs Group, Inc., Series J, (3-month USD CME Term SOFR + 3.902%) 8.977% preferred depositary shares[1,7]		1,200,000	30,492
Wells Fargo & Company, Series Q, Class A, 5.85% noncumulative preferred depositary shares		555,913	13,998
			227,677

Industrials 0.00%
ACR III LSC Holdings, LLC, Series B, preferred shares[2,5,8]		3,259	2,439

Consumer discretionary 0.00%
MYT Holdings, LLC, Series A, 10.00% preferred shares[2,5]		1,427,896	1,035

Total preferred securities (cost: $211,056,000)			231,151

Rights & warrants 0.00%
Consumer discretionary 0.00%
NMG Parent, LLC, warrants, expire 9/24/2027[5]		75,844	1,006

Energy 0.00%
Constellation Oil Services Holding SA, Class D, warrants, expire 6/10/2071[2,5]		28	—	[3]

Total rights & warrants (cost: $459,000)			1,006

Convertible stocks 0.13%
Utilities 0.07%
AES Corp., convertible preferred units, 6.875% 2/15/2024[1]		1,043,000	89,270

Financials 0.06%
KKR & Co., Inc., Series C, convertible preferred shares, 6.00% 9/15/2023		1,061,031	74,124

Total convertible stocks (cost: $157,733,000)			163,394

Convertible bonds & notes 0.01%	Principal amount (000)
Communication services 0.01%
DISH Network Corp., convertible notes, 3.375% 8/15/2026	USD	18,173	10,168

Total convertible bonds & notes (cost: $9,924,000)			10,168

Bonds, notes & other debt instruments 24.06%
Corporate bonds, notes & loans 16.17%
Financials 3.35%
Advisor Group Holdings, Inc. 10.75% 8/1/2027[8]		47,972	49,248
AerCap Ireland Capital DAC 4.50% 9/15/2023		2,048	2,044
AerCap Ireland Capital DAC 1.15% 10/29/2023		9,000	8,890
AerCap Ireland Capital DAC 1.65% 10/29/2024		25,275	23,891
AerCap Ireland Capital DAC 6.50% 7/15/2025		4,315	4,347
AerCap Ireland Capital DAC 1.75% 1/30/2026		3,978	3,596
AerCap Ireland Capital DAC 2.45% 10/29/2026		23,694	21,325
AerCap Ireland Capital DAC 5.75% 6/6/2028		12,028	11,993
AerCap Ireland Capital DAC 3.00% 10/29/2028		27,689	24,173
AerCap Ireland Capital DAC 3.30% 1/30/2032		12,254	10,059
AerCap Ireland Capital DAC 3.40% 10/29/2033		4,678	3,744
AerCap Ireland Capital DAC 3.85% 10/29/2041		6,777	5,135
AG Issuer, LLC 6.25% 3/1/2028[8]		59,717	57,659
AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027[8]		24,566	25,356
AIB Group PLC 7.583% 10/14/2026 (USD-SOFR + 3.456% on 10/14/2025)[8,9]		17,500	17,941
Alliant Holdings Intermediate, LLC 4.25% 10/15/2027[8]		20,465	18,694
Alliant Holdings Intermediate, LLC 6.75% 10/15/2027[8]		50,851	48,220

The Income Fund of America	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Alliant Holdings Intermediate, LLC 6.75% 4/15/2028[8]	USD	14,500	$14,440
Alliant Holdings Intermediate, LLC 5.875% 11/1/2029[8]		33,940	30,062
Ally Financial, Inc. 8.00% 11/1/2031		4,276	4,477
American International Group, Inc. 2.50% 6/30/2025		16,668	15,841
American International Group, Inc. 5.125% 3/27/2033		11,015	10,838
American International Group, Inc. 4.375% 6/30/2050		3,450	2,951
AmWINS Group, Inc. 4.875% 6/30/2029[8]		46,055	42,294
Aretec Escrow Issuer, Inc. 7.50% 4/1/2029[8]		52,126	47,163
Ascensus, Inc., Term Loan, (1-month USD CME Term SOFR + 6.50%) 12.030% 8/2/2029[7,10]		6,070	5,645
AssuredPartners, Inc. 7.00% 8/15/2025[8]		435	430
AssuredPartners, Inc. 5.625% 1/15/2029[8]		22,866	19,981
Banco Santander, SA 2.746% 5/28/2025		2,600	2,461
Banco Santander, SA 5.147% 8/18/2025		3,400	3,357
Bangkok Bank Public Co., Ltd. 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[9]		8,245	7,104
Bank of America Corp. 1.843% 2/4/2025 (USD-SOFR + 0.67% on 2/4/2024)[9]		20,000	19,593
Bank of America Corp. 2.456% 10/22/2025 (3-month USD CME Term SOFR + 1.132% on 10/22/2024)[9]		10,750	10,334
Bank of America Corp. 1.319% 6/19/2026 (USD-SOFR + 1.15% on 6/19/2025)[9]		9,700	8,916
Bank of America Corp. 5.08% 1/20/2027 (USD-SOFR + 1.29% on 1/20/2026)[9]		14,896	14,743
Bank of America Corp. 4.376% 4/27/2028 (USD-SOFR + 1.58% on 4/27/2027)[9]		26,000	25,054
Bank of America Corp. 4.948% 7/22/2028 (USD-SOFR + 2.04% on 7/22/2027)[9]		21,627	21,288
Bank of America Corp. 6.204% 11/10/2028 (USD-SOFR + 1.99% on 11/10/2027)[9]		20,842	21,432
Bank of America Corp. 3.419% 12/20/2028 (3-month USD CME Term SOFR + 1.302% on 12/20/2027)[9]		5,400	4,976
Bank of America Corp. 2.087% 6/14/2029 (USD-SOFR + 1.06% on 6/14/2028)[9]		26,229	22,523
Bank of America Corp. 1.898% 7/23/2031 (USD-SOFR + 1.53% on 7/23/2030)[9]		4,942	3,938
Bank of America Corp. 2.299% 7/21/2032 (USD-SOFR + 1.22% on 7/21/2031)[9]		5,900	4,722
Bank of America Corp. 2.972% 2/4/2033 (USD-SOFR + 1.33% on 2/4/2032)[9]		7,135	5,964
Bank of America Corp. 4.571% 4/27/2033 (USD-SOFR + 1.83% on 4/27/2032)[9]		26,000	24,453
Bank of America Corp. 5.015% 7/22/2033 (USD-SOFR + 2.16% on 7/22/2032)[9]		26,850	26,227
Bank of America Corp. 5.288% 4/25/2034 (USD-SOFR + 1.91% on 4/25/2033)[9]		26,511	26,319
Bank of New York Mellon Corp. 4.534% 2/1/2029 (USD-SOFR + 1.169% on 2/1/2028)[9]		9,000	8,789
Bank of New York Mellon Corp. 4.705% 2/1/2034 (USD-SOFR + 1.512% on 2/1/2033)[9]		11,369	10,849
Blackstone Private Credit Fund 7.05% 9/29/2025		20,415	20,518
Block, Inc. 3.50% 6/1/2031		14,380	12,057
Blue Owl Capital Corp. 4.00% 3/30/2025		449	426
Blue Owl Capital Corp. 3.40% 7/15/2026		6,475	5,848
Blue Owl Capital Corp. 2.625% 1/15/2027		20,600	17,800
Blue Owl Capital Corp. 2.875% 6/11/2028		1,765	1,460
Blue Owl Capital Corp. II 4.625% 11/26/2024[8]		9,285	8,884
Blue Owl Capital Corp. III 3.125% 4/13/2027		14,490	12,299
Blue Owl Credit Income Corp. 4.70% 2/8/2027		17,775	16,184
BNP Paribas SA 2.219% 6/9/2026 (USD-SOFR + 2.074% on 6/9/2025)[8,9]		7,800	7,293
BNP Paribas SA 1.323% 1/13/2027 (USD-SOFR + 1.004% on 1/13/2026)[8,9]		4,865	4,358
BNP Paribas SA 1.675% 6/30/2027 (USD-SOFR + 0.912% on 6/30/2026)[8,9]		1,159	1,034
BNP Paribas SA 2.591% 1/20/2028 (USD-SOFR + 1.228% on 1/20/2027)[8,9]		24,235	21,820
BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[8,9]		7,330	6,157
BNP Paribas SA 2.871% 4/19/2032 (USD-SOFR + 1.387% on 4/19/2031)[8,9]		9,780	8,081
BPCE 5.70% 10/22/2023[8]		16,825	16,773
BPCE 5.15% 7/21/2024[8]		18,160	17,872
BPCE 1.625% 1/14/2025[8]		8,000	7,514
BPCE 1.00% 1/20/2026[8]		10,000	8,950
BPCE 1.652% 10/6/2026 (USD-SOFR + 1.52% on 10/6/2025)[8,9]		6,925	6,273
BPCE 5.975% 1/18/2027 (USD-SOFR + 2.10% on 1/18/2026)[8,9]		22,500	22,426
BPCE 2.277% 1/20/2032 (USD-SOFR + 1.312% on 1/20/2031)[8,9]		7,925	6,172
BPCE 5.748% 7/19/2033 (USD-SOFR + 2.865% on 7/19/2032)[8,9]		750	738
CaixaBank, SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028)[8,9]		6,575	6,610
Capital One Financial Corp. 1.343% 12/6/2024 (USD-SOFR + 0.69% on 12/6/2023)[9]		13,075	12,819
Capital One Financial Corp. 4.985% 7/24/2026 (USD-SOFR + 2.16% on 7/24/2025)[9]		9,000	8,812
Castlelake Aviation Finance DAC 5.00% 4/15/2027[8]		26,060	24,067
Chubb INA Holdings, Inc. 3.35% 5/3/2026		765	735
Citigroup, Inc. 2.014% 1/25/2026 (USD-SOFR + 0.694% on 1/25/2025)[9]		6,069	5,729
Citigroup, Inc. 4.60% 3/9/2026		1,300	1,269
Citigroup, Inc. 3.106% 4/8/2026 (USD-SOFR + 2.842% on 3/8/2026)[9]		7,300	6,991
Citigroup, Inc. 5.61% 9/29/2026 (USD-SOFR + 1.546% on 12/29/2025)[9]		17,750	17,720

12	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Citigroup, Inc. 3.07% 2/24/2028 (USD-SOFR + 1.28% on 2/24/2027)[9]	USD	5,855	$5,402
Citigroup, Inc. 3.668% 7/24/2028 (3-month USD CME Term SOFR + 1.652% on 7/24/2027)[9]		700	654
Citigroup, Inc. 2.976% 11/5/2030 (USD-SOFR + 1.422% on 11/5/2029)[9]		2,400	2,082
Citigroup, Inc. 2.572% 6/3/2031 (USD-SOFR + 2.107% on 6/3/2030)[9]		14,800	12,362
Citigroup, Inc. 2.52% 11/3/2032 (USD-SOFR + 1.177% on 11/3/2031)[9]		4,592	3,698
Citigroup, Inc. 4.91% 5/24/2033 (USD-SOFR + 2.086% on 5/24/2032)[9]		5,020	4,857
Citigroup, Inc. 6.27% 11/17/2033 (USD-SOFR + 2.338% on 11/17/2032)[9]		28,888	30,685
Citigroup, Inc. 6.174% 5/25/2034 (USD-SOFR + 2.661% on 5/25/2033)[9]		3,700	3,760
CME Group, Inc. 3.75% 6/15/2028		6,875	6,639
Coinbase Global, Inc. 3.375% 10/1/2028[8]		34,318	24,063
Coinbase Global, Inc. 3.625% 10/1/2031[8]		45,480	28,746
Compass Group Diversified Holdings, LLC 5.25% 4/15/2029[8]		74,775	68,143
Compass Group Diversified Holdings, LLC 5.00% 1/15/2032[8]		26,645	21,972
Cooperatieve Rabobank UA 4.375% 8/4/2025		9,000	8,723
Corebridge Financial, Inc. 3.50% 4/4/2025		9,248	8,879
Corebridge Financial, Inc. 3.65% 4/5/2027		22,661	21,356
Corebridge Financial, Inc. 3.85% 4/5/2029		15,393	14,123
Corebridge Financial, Inc. 3.90% 4/5/2032		7,289	6,427
Corebridge Financial, Inc. 4.35% 4/5/2042		1,622	1,320
Corebridge Financial, Inc. 4.40% 4/5/2052		3,907	3,139
Crédit Agricole SA 1.907% 6/16/2026 (USD-SOFR + 1.676% on 6/16/2025)[8,9]		10,675	9,919
Crédit Agricole SA 1.247% 1/26/2027 (USD-SOFR + 0.892% on 1/26/2026)[8,9]		4,900	4,380
Credit Suisse AG 3.625% 9/9/2024		2,990	2,904
Credit Suisse AG 7.95% 1/9/2025		17,750	18,158
Credit Suisse AG 7.50% 2/15/2028		9,000	9,544
Danske Bank AS 3.875% 9/12/2023[8]		9,604	9,574
Danske Bank AS 3.773% 3/28/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.45% on 3/28/2024)[8,9]		25,000	24,562
Danske Bank AS 4.298% 4/1/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027)[8,9]		5,000	4,721
Deutsche Bank AG 0.898% 5/28/2024		7,500	7,187
Deutsche Bank AG 3.70% 5/30/2024		8,653	8,476
Deutsche Bank AG 2.222% 9/18/2024 (USD-SOFR + 2.159% on 9/18/2023)[9]		21,775	21,625
Deutsche Bank AG 3.961% 11/26/2025 (USD-SOFR + 2.581% on 11/26/2024)[9]		58,600	56,450
Deutsche Bank AG 4.10% 1/13/2026		33,123	31,442
Deutsche Bank AG 4.10% 1/13/2026		834	806
Deutsche Bank AG 2.129% 11/24/2026 (USD-SOFR + 1.87% on 11/24/2025)[9]		8,336	7,556
Deutsche Bank AG 7.146% 7/13/2027 (USD-SOFR + 2.52% on 7/13/2026)[9]		4,460	4,551
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[9]		26,968	23,706
Deutsche Bank AG 2.552% 1/7/2028 (USD-SOFR + 1.318% on 1/7/2027)[9]		61,319	53,906
Deutsche Bank AG 6.72% 1/18/2029 (USD-SOFR + 3.18% on 1/18/2028)[9]		19,842	20,220
Deutsche Bank AG 3.547% 9/18/2031 (USD-SOFR + 3.043% on 9/18/2030)[9]		4,200	3,532
Deutsche Bank AG 3.729% 1/14/2032 (USD-SOFR + 2.757% on 1/14/2031)[9]		12,000	9,364
Deutsche Bank AG 7.079% 2/10/2034 (USD-SOFR + 3.65% on 2/10/2033)[9]		6,750	6,505
Discover Financial Services 6.70% 11/29/2032		817	839
DNB Bank ASA 5.896% 10/9/2026 (USD-SOFR + 1.95% on 10/9/2025)[8,9]		17,500	17,530
Equitable Holdings, Inc. 5.00% 4/20/2048		1,500	1,311
Fidelity National Information Services, Inc. 1.65% 3/1/2028		1,265	1,084
Fidelity National Information Services, Inc. 2.25% 3/1/2031		3,420	2,794
Fidelity National Information Services, Inc. 3.10% 3/1/2041		2,027	1,446
Fiserv, Inc. 2.65% 6/1/2030		5,402	4,613
Goldman Sachs Group, Inc. 3.272% 9/29/2025 (3-month USD CME Term SOFR + 1.463% on 9/29/2024)[9]		1,100	1,067
Goldman Sachs Group, Inc. 1.542% 9/10/2027 (USD-SOFR + 0.818% on 9/10/2026)[9]		17,000	15,012
Goldman Sachs Group, Inc. 1.948% 10/21/2027 (USD-SOFR + 0.913% on 10/21/2026)[9]		48,202	43,019
Goldman Sachs Group, Inc. 2.64% 2/24/2028 (USD-SOFR + 1.114% on 2/24/2027)[9]		26,963	24,429
Goldman Sachs Group, Inc. 3.615% 3/15/2028 (USD-SOFR + 1.846% on 3/15/2027)[9]		33,910	31,854
Goldman Sachs Group, Inc. 3.691% 6/5/2028 (3-month USD CME Term SOFR + 1.772% on 6/5/2027)[9]		8,000	7,539
Goldman Sachs Group, Inc. 4.482% 8/23/2028 (USD-SOFR + 1.725% on 8/23/2027)[9]		13,362	12,941
Goldman Sachs Group, Inc. 1.992% 1/27/2032 (USD-SOFR + 1.09% on 1/27/2031)[9]		2,001	1,577
Goldman Sachs Group, Inc. 2.615% 4/22/2032 (USD-SOFR + 1.281% on 4/22/2031)[9]		6,523	5,354
Goldman Sachs Group, Inc. 3.102% 2/24/2033 (USD-SOFR + 1.41% on 2/24/2032)[9]		36,100	30,431
Goldman Sachs Group, Inc. 3.21% 4/22/2042 (USD-SOFR + 1.513% on 4/22/2041)[9]		7,500	5,568
GTCR (AP) Finance, Inc. 8.00% 5/15/2027[8]		22,939	22,740
Hightower Holding, LLC 6.75% 4/15/2029[8]		23,145	20,315

The Income Fund of America	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
HSBC Holdings PLC 4.25% 3/14/2024	USD	9,000	$8,894
HSBC Holdings PLC 4.755% 6/9/2028 (USD-SOFR + 2.11% on 6/9/2027)[9]		281	271
HSBC Holdings PLC 4.583% 6/19/2029 (3-month USD CME Term SOFR + 1.796% on 6/19/2028)[9]		6,042	5,708
HSBC Holdings PLC 2.804% 5/24/2032 (USD-SOFR + 1.187% on 5/24/2031)[9]		200	163
HSBC Holdings PLC 2.871% 11/22/2032 (USD-SOFR + 1.41% on 11/22/2031)[9]		1,000	809
HSBC Holdings PLC 6.254% 3/9/2034 (USD-SOFR + 2.39% on 3/9/2033)[9]		21,807	22,487
Huarong Finance 2017 Co., Ltd. 4.75% 4/27/2027		1,889	1,660
Huarong Finance 2017 Co., Ltd. 4.25% 11/7/2027		18,900	16,134
Huarong Finance 2019 Co., Ltd. 4.50% 5/29/2029		5,941	4,864
Huarong Finance II Co., Ltd. 5.50% 1/16/2025		17,000	16,406
HUB International, Ltd. 7.00% 5/1/2026[8]		49,786	49,743
HUB International, Ltd. 5.625% 12/1/2029[8]		16,370	14,625
HUB International, Ltd. 7.25% 6/15/2030[8]		12,698	12,952
HUB International, Ltd., Term Loan B, (3-month USD CME Term SOFR + 4.25%) 9.584% 6/20/2030[7,10]		3,107	3,123
Intercontinental Exchange, Inc. 2.65% 9/15/2040		12,025	8,501
Intesa Sanpaolo SpA 5.017% 6/26/2024[8]		124,555	121,725
Intesa Sanpaolo SpA 3.25% 9/23/2024[8]		1,130	1,089
Intesa Sanpaolo SpA 5.71% 1/15/2026[8]		43,165	41,696
Intesa Sanpaolo SpA 3.875% 7/14/2027[8]		9,300	8,442
Intesa Sanpaolo SpA 3.875% 1/12/2028[8]		2,820	2,535
Intesa Sanpaolo SpA 8.248% 11/21/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 4.40% on 11/21/2032)[8,9]		10,300	10,968
Intesa Sanpaolo SpA 7.778% 6/20/2054 (1-year UST Yield Curve Rate T Note Constant Maturity + 3.90% on 6/20/2053)[8,9]		17,500	17,721
Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032[8]		45,895	39,759
JPMorgan Chase & Co. 3.875% 9/10/2024		150	147
JPMorgan Chase & Co. 2.301% 10/15/2025 (USD-SOFR + 1.16% on 10/15/2024)[9]		250	239
JPMorgan Chase & Co. 1.561% 12/10/2025 (USD-SOFR + 0.605% on 12/10/2024)[9]		21,994	20,753
JPMorgan Chase & Co. 5.546% 12/15/2025 (USD-SOFR + 1.07% on 12/15/2024)[9]		620	619
JPMorgan Chase & Co. 2.005% 3/13/2026 (USD-SOFR + 1.585% on 3/13/2025)[9]		23,150	21,851
JPMorgan Chase & Co. 4.08% 4/26/2026 (USD-SOFR + 1.32% on 4/26/2025)[9]		7,857	7,676
JPMorgan Chase & Co. 1.04% 2/4/2027 (USD-SOFR + 0.695% on 2/4/2026)[9]		7,100	6,338
JPMorgan Chase & Co. 1.578% 4/22/2027 (USD-SOFR + 0.885% on 4/22/2026)[9]		2,450	2,207
JPMorgan Chase & Co. 1.47% 9/22/2027 (USD-SOFR + 0.765% on 9/22/2026)[9]		925	819
JPMorgan Chase & Co. 2.947% 2/24/2028 (USD-SOFR + 1.17% on 2/24/2027)[9]		2,150	1,982
JPMorgan Chase & Co. 4.323% 4/26/2028 (USD-SOFR + 1.56% on 4/26/2027)[9]		29,000	28,115
JPMorgan Chase & Co. 3.54% 5/1/2028 (3-month USD CME Term SOFR + 1.642% on 5/1/2027)[9]		350	328
JPMorgan Chase & Co. 2.182% 6/1/2028 (USD-SOFR + 1.89% on 6/1/2027)[9]		4,400	3,920
JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)[9]		15,679	15,472
JPMorgan Chase & Co. 2.069% 6/1/2029 (USD-SOFR + 1.015% on 6/1/2028)[9]		20,593	17,767
JPMorgan Chase & Co. 2.522% 4/22/2031 (USD-SOFR + 2.04% on 4/22/2030)[9]		5,000	4,233
JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031)[9]		11,550	9,200
JPMorgan Chase & Co. 4.586% 4/26/2033 (USD-SOFR + 1.80% on 4/26/2032)[9]		598	571
JPMorgan Chase & Co. 4.912% 7/25/2033 (USD-SOFR + 2.08% on 7/25/2032)[9]		14,136	13,818
JPMorgan Chase & Co. 5.35% 6/1/2034 (USD-SOFR + 1.845% on 6/1/2033)[9]		32,120	32,363
JPMorgan Chase & Co. 3.328% 4/22/2052 (USD-SOFR + 1.58% on 4/22/2051)[9]		7,500	5,515
JPMorgan Chase & Co., Series S, 6.75% junior subordinated perpetual bonds (3-month USD CME Term SOFR + 4.042% on 2/1/2024)[9]		25,901	25,901
Kasikornbank PCL (Hong Kong Branch) 3.343% 10/2/2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[9]		8,320	7,417
KBC Groep NV 5.796% 1/19/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.10% on 1/19/2028)[8,9]		2,400	2,402
Liberty Mutual 4.569% 2/1/2029[8]		3,429	3,352
Lloyds Banking Group PLC 4.05% 8/16/2023		6,000	5,996
Lloyds Banking Group PLC 4.582% 12/10/2025		7,000	6,752
Lloyds Banking Group PLC 2.438% 2/5/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.00% on 2/5/2025)[9]		5,600	5,296
Lloyds Banking Group PLC 3.75% 3/18/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.80% on 3/18/2027)[9]		12,427	11,572
Lloyds Banking Group PLC 4.976% 8/11/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 8/11/2032)[9]		9,295	8,755
LPL Holdings, Inc. 4.625% 11/15/2027[8]		41,845	39,475
LPL Holdings, Inc. 4.00% 3/15/2029[8]		23,370	20,971
LPL Holdings, Inc. 4.375% 5/15/2031[8]		22,090	19,442

14	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Mastercard, Inc. 4.875% 3/9/2028	USD	6,292	$6,363
Mastercard, Inc. 4.85% 3/9/2033		27,137	27,641
Metropolitan Life Global Funding I 5.15% 3/28/2033[8]		5,334	5,299
MGIC Investment Corp. 5.25% 8/15/2028		5,075	4,837
Mitsubishi UFJ Financial Group, Inc. 1.538% 7/20/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.75% on 7/20/2026)[9]		17,000	15,147
Mitsubishi UFJ Financial Group, Inc. 2.341% 1/19/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.83% on 1/19/2027)[9]		5,000	4,493
Mitsubishi UFJ Financial Group, Inc. 4.08% 4/19/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.30% on 4/19/2027)[9]		8,000	7,611
Mizuho Financial Group, Inc. 0.849% 9/8/2024 (USD-SOFR + 0.872% on 9/8/2023)[9]		5,200	5,169
Mizuho Financial Group, Inc. 1.554% 7/9/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.75% on 7/9/2026)[9]		13,000	11,532
Mizuho Financial Group, Inc. 1.979% 9/8/2031 (USD-SOFR + 1.532% on 9/8/2030)[9]		4,100	3,220
Mizuho Financial Group, Inc. 5.669% 9/13/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.40% on 9/13/2032)[9]		8,925	8,966
Moody’s Corp. 4.25% 8/8/2032		2,235	2,125
Morgan Stanley 3.70% 10/23/2024		600	587
Morgan Stanley 4.679% 7/17/2026 (USD-SOFR + 1.669% on 7/17/2025)[9]		12,230	11,996
Morgan Stanley 1.593% 5/4/2027 (USD-SOFR + 0.879% on 5/4/2026)[9]		9,869	8,859
Morgan Stanley 1.512% 7/20/2027 (USD-SOFR + 0.858% on 7/20/2026)[9]		30,463	27,079
Morgan Stanley 4.21% 4/20/2028 (USD-SOFR + 1.61% on 4/20/2027)[9]		21,084	20,270
Morgan Stanley 6.296% 10/18/2028 (USD-SOFR + 2.44% on 10/18/2027)[9]		8,935	9,252
Morgan Stanley 5.123% 2/1/2029 (USD-SOFR + 1.73% on 2/1/2028)[9]		16,979	16,814
Morgan Stanley 5.164% 4/20/2029 (USD-SOFR + 1.59% on 4/20/2028)[9]		15,720	15,560
Morgan Stanley 5.449% 7/20/2029 (USD-SOFR + 1.63% on 7/20/2028)[9]		7,200	7,218
Morgan Stanley 2.699% 1/22/2031 (USD-SOFR + 1.143% on 1/22/2030)[9]		2,736	2,336
Morgan Stanley 1.794% 2/13/2032 (USD-SOFR + 1.034% on 2/13/2031)[9]		7,153	5,566
Morgan Stanley 1.928% 4/28/2032 (USD-SOFR + 1.02% on 4/28/2031)[9]		10,232	8,009
Morgan Stanley 2.239% 7/21/2032 (USD-SOFR + 1.178% on 7/21/2031)[9]		12,930	10,291
Morgan Stanley 2.511% 10/20/2032 (USD-SOFR + 1.20% on 10/20/2031)[9]		875	706
Morgan Stanley 2.943% 1/21/2033 (USD-SOFR + 1.29% on 1/21/2032)[9]		10,000	8,327
Morgan Stanley 6.342% 10/18/2033 (USD-SOFR + 2.565% on 10/18/2032)[9]		3,100	3,298
Morgan Stanley 5.25% 4/21/2034 (USD-SOFR + 1.87% on 4/21/2033)[9]		10,000	9,875
Morgan Stanley 5.297% 4/20/2037 (USD-SOFR + 2.62% on 4/20/2032)[9]		3,226	3,063
Morgan Stanley Bank, N.A. 5.479% 7/16/2025		4,075	4,084
MSCI, Inc. 4.00% 11/15/2029[8]		19,500	17,764
MSCI, Inc. 3.625% 9/1/2030[8]		4,950	4,340
MSCI, Inc. 3.875% 2/15/2031[8]		20,959	18,616
MSCI, Inc. 3.25% 8/15/2033[8]		3,650	2,981
Nasdaq, Inc. 5.35% 6/28/2028		4,313	4,323
Nasdaq, Inc. 5.55% 2/15/2034		12,989	13,111
Nasdaq, Inc. 5.95% 8/15/2053		4,660	4,758
Nasdaq, Inc. 6.10% 6/28/2063		998	1,009
Navient Corp. 6.125% 3/25/2024		29,960	29,876
Navient Corp. 5.875% 10/25/2024		15,600	15,405
Navient Corp. 6.75% 6/15/2026		15,000	14,640
Navient Corp. 5.00% 3/15/2027		19,710	17,856
Navient Corp. 4.875% 3/15/2028		3,085	2,697
Navient Corp. 5.50% 3/15/2029		72,940	63,127
Navient Corp. 5.625% 8/1/2033		10,990	8,423
New York Life Global Funding 4.55% 1/28/2033[8]		3,788	3,639
NFP Corp. 6.875% 8/15/2028[8]		18,421	16,326
Northwestern Mutual Global Funding 1.75% 1/11/2027[8]		10,000	8,951
Onemain Finance Corp. 6.125% 3/15/2024		20,300	20,266
OneMain Finance Corp. 3.875% 9/15/2028		5,974	4,912
Owl Rock Capital Corp. 3.75% 7/22/2025		12,473	11,651
Oxford Finance, LLC 6.375% 2/1/2027[8]		18,510	17,354
PayPal Holdings, Inc. 2.65% 10/1/2026		1,207	1,125
PayPal Holdings, Inc. 2.30% 6/1/2030		674	573
PNC Financial Services Group, Inc. 3.90% 4/29/2024		3,000	2,952
Prudential Financial, Inc. 4.35% 2/25/2050		6,205	5,310
Prudential Financial, Inc. 3.70% 3/13/2051		755	579
Rocket Mortgage, LLC 2.875% 10/15/2026[8]		12,990	11,575
Rocket Mortgage, LLC 3.625% 3/1/2029[8]		6,645	5,671
Royal Bank of Canada 1.15% 6/10/2025		12,367	11,454
Ryan Specialty Group, LLC 4.375% 2/1/2030[8]		23,765	21,056

The Income Fund of America	15

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Santander Holdings USA, Inc. 3.50% 6/7/2024	USD	11,250	$10,988
Santander Holdings USA, Inc. 2.49% 1/6/2028 (USD-SOFR + 1.249% on 1/6/2027)[9]		5,250	4,566
Santander Holdings USA, Inc. 6.499% 3/9/2029 (USD-SOFR + 2.356% on 3/9/2028)[9]		12,475	12,542
Santander Holdings USA, Inc. 6.565% 6/12/2029 (USD-SOFR + 2.70% on 6/12/2028)[9]		1,861	1,862
Starwood Property Trust, Inc. 5.50% 11/1/2023[8]		5,400	5,373
Starwood Property Trust, Inc. 4.375% 1/15/2027[8]		28,480	25,305
State Street Corp. 4.164% 8/4/2033 (USD-SOFR + 1.726% on 8/4/2032)[9]		6,265	5,792
State Street Corp. 4.821% 1/26/2034 (USD-SOFR + 1.567% on 1/26/2033)[9]		7,832	7,539
Sumitomo Mitsui Financial Group, Inc. 2.174% 1/14/2027		3,125	2,800
Swiss Re Finance (Luxembourg) SA 5.00% 4/2/2049 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029)[8,9]		3,800	3,651
Synchrony Bank 5.40% 8/22/2025		9,000	8,672
Synchrony Bank 5.625% 8/23/2027		9,000	8,552
Synchrony Financial 4.375% 3/19/2024		5,095	5,022
Toronto-Dominion Bank 0.75% 9/11/2025		6,575	5,975
Toronto-Dominion Bank 1.25% 9/10/2026		8,247	7,317
Toronto-Dominion Bank 1.95% 1/12/2027		10,000	9,024
Toronto-Dominion Bank 2.45% 1/12/2032		3,429	2,808
Truist Financial Corp. 4.873% 1/26/2029 (USD-SOFR + 1.435% on 1/26/2028)[9]		9,000	8,707
Truist Financial Corp. 5.122% 1/26/2034 (USD-SOFR + 1.60% on 1/26/2033)[9]		9,750	9,324
U.S. Bancorp 3.70% 1/30/2024		10,000	9,891
U.S. Bancorp 2.375% 7/22/2026		6,000	5,556
U.S. Bancorp 4.548% 7/22/2028 (USD-SOFR + 1.66% on 7/27/2027)[9]		9,000	8,662
U.S. Bancorp 4.839% 2/1/2034 (USD-SOFR + 1.60% on 2/1/2033)[9]		10,755	10,105
UBS Group AG 2.593% 9/11/2025 (USD-SOFR + 1.56% on 9/11/2024)[8,9]		4,687	4,499
UBS Group AG 4.125% 9/24/2025[8]		4,425	4,260
UBS Group AG 2.193% 6/5/2026 (USD-SOFR + 2.044% on 6/5/2025)[8,9]		22,225	20,623
UBS Group AG 1.364% 1/30/2027 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.08% on 1/30/2026)[8,9]		4,000	3,552
UBS Group AG 1.305% 2/2/2027 (USD-SOFR + 0.98% on 2/2/2026)[8,9]		20,134	17,880
UBS Group AG 1.494% 8/10/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 8/10/2026)[8,9]		6,925	6,075
UBS Group AG 6.442% 8/11/2028 (USD-SOFR + 3.70% on 8/11/2027)[8,9]		10,260	10,426
UBS Group AG 3.869% 1/12/2029 (3-month USD-LIBOR + 1.41% on 1/12/2028)[8,9,11]		3,610	3,302
UBS Group AG 3.126% 8/13/2030 (3-month USD-LIBOR + 1.468% on 8/13/2029)[8,9,11]		3,825	3,282
UBS Group AG 4.194% 4/1/2031 (USD-SOFR + 3.73% on 4/1/2030)[8,9]		35,898	32,492
UBS Group AG 2.095% 2/11/2032 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.00% on 2/11/2031)[8,9]		3,082	2,383
UBS Group AG 3.091% 5/14/2032 (USD-SOFR + 1.73% on 5/14/2031)[8,9]		25,900	21,410
UBS Group AG 2.746% 2/11/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.10% on 2/11/2032)[8,9]		9,517	7,547
UBS Group AG 6.537% 8/12/2033 (USD-SOFR + 3.92% on 8/12/2032)[8,9]		3,673	3,837
UBS Group AG 9.016% 11/15/2033 (USD-SOFR + 5.02% on 11/15/2032)[8,9]		14,339	17,450
UBS Group AG 5.959% 1/12/2034 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.20% on 1/12/2033)[8,9]		1,007	1,022
UniCredit SpA 4.625% 4/12/2027[8]		1,730	1,652
UniCredit SpA 5.861% 6/19/2032 (5-year USD-ICE Swap + 3.703% on 6/19/2027)[8,9]		23,729	21,823
Visa, Inc. 3.15% 12/14/2025		8,000	7,673
Wells Fargo & Company 2.406% 10/30/2025 (3-month USD CME Term SOFR + 1.087% on 10/30/2024)[9]		16,860	16,140
Wells Fargo & Company 2.164% 2/11/2026 (3-month USD CME Term SOFR + 1.012% on 2/11/2025)[9]		12,000	11,346
Wells Fargo & Company 3.908% 4/25/2026 (USD-SOFR + 1.32% on 4/25/2025)[9]		4,687	4,539
Wells Fargo & Company 2.188% 4/30/2026 (USD-SOFR + 2.00% on 4/30/2025)[9]		9,350	8,798
Wells Fargo & Company 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[9]		63,367	59,262
Wells Fargo & Company 2.393% 6/2/2028 (USD-SOFR + 2.10% on 6/2/2027)[9]		11,066	9,906
Wells Fargo & Company 4.808% 7/25/2028 (USD-SOFR + 1.98% on 7/25/2027)[9]		19,630	19,155
Wells Fargo & Company 5.574% 7/25/2029 (USD-SOFR + 1.74% on 7/25/2028)[9]		9,000	9,051
Wells Fargo & Company 2.572% 2/11/2031 (USD-SOFR + 1.262% on 2/11/2030)[9]		8,850	7,482
Wells Fargo & Company 4.897% 7/25/2033 (USD-SOFR + 4.897% on 7/25/2032)[9]		2,589	2,483
Wells Fargo & Company 5.389% 4/24/2034 (USD-SOFR + 2.02% on 4/24/2033)[9]		52,721	52,330
Wells Fargo & Company 5.557% 7/25/2034 (USD-SOFR + 1.99% on 7/25/2033)[9]		10,000	10,043
Wells Fargo & Company 5.013% 4/4/2051 (USD-SOFR + 4.502% on 4/4/2050)[9]		4,150	3,876
Wells Fargo & Company 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[9]		7,709	6,781
Westpac Banking Corp. 2.894% 2/4/2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)[9]		7,000	6,578

16	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Westpac Banking Corp. 2.668% 11/15/2035 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 11/15/2030)[9]	USD	11,150	$8,600
Westpac Banking Corp. 2.963% 11/16/2040		5,075	3,376
WeWork Companies, LLC 6.00% PIK and 5.00% Cash 8/15/2027[8,12]		31,200	13,057
WeWork Companies, LLC 8.00% PIK and 7.00% Cash 8/15/2027[8,12]		24,864	20,948
			4,031,173

Consumer discretionary 2.21%
Alibaba Group Holding, Ltd. 2.125% 2/9/2031		1,105	900
Alibaba Group Holding, Ltd. 4.50% 11/28/2034		1,722	1,578
Alibaba Group Holding, Ltd. 4.00% 12/6/2037		239	201
Allied Universal Holdco, LLC 6.625% 7/15/2026[8]		16,985	16,235
Allied Universal Holdco, LLC 9.75% 7/15/2027[8]		21,570	19,807
Allied Universal Holdco, LLC 4.625% 6/1/2028[8]		15,680	13,345
Allied Universal Holdco, LLC 6.00% 6/1/2029[8]		9,565	7,308
Allwyn Entertainment Financing (UK) PLC 7.875% 4/30/2029[8]		16,857	17,244
Amazon.com, Inc. 2.70% 6/3/2060		8,300	5,255
Asbury Automotive Group, Inc. 4.625% 11/15/2029[8]		48,325	42,797
Asbury Automotive Group, Inc. 5.00% 2/15/2032[8]		3,365	2,936
Atlas LuxCo 4 SARL 4.625% 6/1/2028[8]		10,665	9,055
Bath & Body Works, Inc. 6.625% 10/1/2030[8]		14,360	13,890
Bath & Body Works, Inc. 6.875% 11/1/2035		28,378	26,363
Bath & Body Works, Inc. 6.75% 7/1/2036		2,555	2,326
Boyd Gaming Corp. 4.75% 12/1/2027		22,590	21,317
Boyd Gaming Corp. 4.75% 6/15/2031[8]		7,005	6,274
Boyne USA, Inc. 4.75% 5/15/2029[8]		31,780	29,046
Caesars Entertainment, Inc. 6.25% 7/1/2025[8]		37,810	37,638
Caesars Entertainment, Inc. 4.625% 10/15/2029[8]		23,185	20,431
Caesars Entertainment, Inc. 7.00% 2/15/2030[8]		34,040	34,413
Caesars Resort Collection, LLC 5.75% 7/1/2025[8]		5,020	5,075
Carnival Corp. 5.75% 3/1/2027[8]		15,435	14,291
Carnival Corp. 4.00% 8/1/2028[8]		32,200	28,658
Carnival Corp. 6.00% 5/1/2029[8]		8,000	7,198
Cedar Fair, LP 5.50% 5/1/2025[8]		29,490	29,215
Clarios Global, LP 6.25% 5/15/2026[8]		4,725	4,726
Clarios Global, LP 8.50% 5/15/2027[8]		13,740	13,937
Daimler Trucks Finance North America, LLC 5.20% 1/17/2025[8]		5,483	5,451
Daimler Trucks Finance North America, LLC 3.50% 4/7/2025[8]		16,100	15,559
Daimler Trucks Finance North America, LLC 5.15% 1/16/2026[8]		4,011	4,007
Daimler Trucks Finance North America, LLC 2.00% 12/14/2026[8]		14,225	12,807
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[8]		8,387	7,997
Daimler Trucks Finance North America, LLC 5.125% 1/19/2028[8]		1,358	1,351
Daimler Trucks Finance North America, LLC 2.375% 12/14/2028[8]		7,500	6,545
Daimler Trucks Finance North America, LLC 2.50% 12/14/2031[8]		9,000	7,315
Dana, Inc. 5.625% 6/15/2028		1,305	1,240
Fertitta Entertainment, LLC 4.625% 1/15/2029[8]		33,420	29,187
Fertitta Entertainment, LLC 6.75% 1/15/2030[8]		12,760	10,963
First Student Bidco, Inc. 4.00% 7/31/2029[8]		30,810	26,140
First Student Bidco, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.00%) 8.501% 7/21/2028[7,10]		4,520	4,415
First Student Bidco, Inc., Term Loan C, (3-month USD CME Term SOFR + 3.00%) 8.501% 7/21/2028[7,10]		2,047	2,000
Ford Motor Co. 6.10% 8/19/2032		28,695	27,787
Ford Motor Credit Co., LLC 3.81% 1/9/2024		15,305	15,127
Ford Motor Credit Co., LLC 5.584% 3/18/2024		3,280	3,260
Ford Motor Credit Co., LLC 3.664% 9/8/2024		11,380	11,040
Ford Motor Credit Co., LLC 2.30% 2/10/2025		19,455	18,260
Ford Motor Credit Co., LLC 5.125% 6/16/2025		52,275	50,945
Ford Motor Credit Co., LLC 4.134% 8/4/2025		1,890	1,805
Ford Motor Credit Co., LLC 3.375% 11/13/2025		1,560	1,460
Ford Motor Credit Co., LLC 6.95% 3/6/2026		10,335	10,446
Ford Motor Credit Co., LLC 6.95% 6/10/2026		21,694	21,887
Ford Motor Credit Co., LLC 4.542% 8/1/2026		32,520	30,762
Ford Motor Credit Co., LLC 2.70% 8/10/2026		38,170	34,251
Ford Motor Credit Co., LLC 4.271% 1/9/2027		117,666	109,949
Ford Motor Credit Co., LLC 4.95% 5/28/2027		57,170	54,308
Ford Motor Credit Co., LLC 4.125% 8/17/2027		71,670	65,647

The Income Fund of America	17

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Ford Motor Credit Co., LLC 3.815% 11/2/2027	USD	8,215	$7,382
Ford Motor Credit Co., LLC 2.90% 2/16/2028		21,350	18,390
Ford Motor Credit Co., LLC 6.80% 5/12/2028		24,215	24,460
Ford Motor Credit Co., LLC 2.90% 2/10/2029		17,000	14,211
Ford Motor Credit Co., LLC 5.113% 5/3/2029		37,799	35,330
Ford Motor Credit Co., LLC 7.20% 6/10/2030		27,240	27,956
Ford Motor Credit Co., LLC 4.00% 11/13/2030		40,679	34,982
Gap, Inc. 3.625% 10/1/2029[8]		2,507	1,873
Gap, Inc. 3.875% 10/1/2031[8]		1,670	1,196
General Motors Company 6.125% 10/1/2025		9,825	9,935
General Motors Company 6.80% 10/1/2027		1,438	1,502
General Motors Company 5.40% 10/15/2029		23,651	23,318
General Motors Company 5.60% 10/15/2032		28,000	27,441
General Motors Company 6.60% 4/1/2036		5,110	5,298
General Motors Company 6.75% 4/1/2046		12,230	12,487
General Motors Financial Co., Inc. 3.80% 4/7/2025		4,600	4,468
General Motors Financial Co., Inc. 4.35% 4/9/2025		2,150	2,113
General Motors Financial Co., Inc. 2.75% 6/20/2025		9,636	9,140
General Motors Financial Co., Inc. 1.25% 1/8/2026		2,379	2,145
General Motors Financial Co., Inc. 5.40% 4/6/2026		17,500	17,405
General Motors Financial Co., Inc. 1.50% 6/10/2026		24,440	21,791
General Motors Financial Co., Inc. 4.00% 10/6/2026		1,867	1,778
General Motors Financial Co., Inc. 2.35% 2/26/2027		18,361	16,492
General Motors Financial Co., Inc. 2.70% 8/20/2027		15,668	14,044
General Motors Financial Co., Inc. 2.40% 4/10/2028		9,238	8,044
General Motors Financial Co., Inc. 5.80% 6/23/2028		9,000	9,040
General Motors Financial Co., Inc. 2.40% 10/15/2028		15,493	13,268
General Motors Financial Co., Inc. 4.30% 4/6/2029		6,300	5,863
General Motors Financial Co., Inc. 2.35% 1/8/2031		17,998	14,282
General Motors Financial Co., Inc. 2.70% 6/10/2031		13,156	10,583
General Motors Financial Co., Inc. 6.40% 1/9/2033		8,000	8,236
Grand Canyon University 3.25% 10/1/2023		1,250	1,234
Grand Canyon University 4.375% 10/1/2026		5,000	4,587
Hanesbrands, Inc. 4.875% 5/15/2026[8]		28,007	26,289
Hanesbrands, Inc. 9.00% 2/15/2031[8]		5,811	5,947
Hanesbrands, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 9.069% 3/8/2030[7,10]		13,564	13,576
Hilton Domestic Operating Co., Inc. 4.875% 1/15/2030		30,661	28,773
Hilton Domestic Operating Co., Inc. 4.00% 5/1/2031[8]		22,520	19,664
Hilton Grand Vacations Borrower, LLC 5.00% 6/1/2029[8]		17,560	15,711
Home Depot, Inc. 1.50% 9/15/2028		5,000	4,292
Home Depot, Inc. 3.90% 12/6/2028		1,150	1,112
Home Depot, Inc. 2.95% 6/15/2029		5,000	4,571
Home Depot, Inc. 1.875% 9/15/2031		7,500	6,082
Home Depot, Inc. 5.95% 4/1/2041		12,500	13,652
Home Depot, Inc. 4.50% 12/6/2048		601	554
Hyundai Capital America 1.25% 9/18/2023[8]		7,561	7,515
Hyundai Capital America 0.875% 6/14/2024[8]		8,000	7,667
Hyundai Capital America 1.00% 9/17/2024[8]		10,550	9,976
Hyundai Capital America 2.65% 2/10/2025[8]		27,917	26,620
Hyundai Capital America 5.875% 4/7/2025[8]		3,300	3,309
Hyundai Capital America 1.80% 10/15/2025[8]		1,871	1,717
Hyundai Capital America 1.30% 1/8/2026[8]		9,000	8,109
Hyundai Capital America 1.50% 6/15/2026[8]		7,628	6,786
Hyundai Capital America 1.65% 9/17/2026[8]		10,575	9,384
Hyundai Capital America 3.00% 2/10/2027[8]		20,750	19,044
Hyundai Capital America 2.375% 10/15/2027[8]		2,371	2,079
Hyundai Capital America 1.80% 1/10/2028[8]		7,931	6,738
Hyundai Capital America 2.00% 6/15/2028[8]		5,009	4,226
Hyundai Capital America 5.68% 6/26/2028[8]		9,000	8,972
Hyundai Capital America 2.10% 9/15/2028[8]		4,875	4,111
Hyundai Capital America 5.80% 4/1/2030[8]		8,830	8,882
Hyundai Capital America 5.70% 6/26/2030[8]		5,400	5,383
Hyundai Capital Services, Inc. 2.125% 4/24/2025[8]		2,600	2,439
Hyundai Capital Services, Inc. 1.25% 2/8/2026[8]		3,490	3,135
International Game Technology PLC 6.50% 2/15/2025[8]		9,129	9,151
International Game Technology PLC 5.25% 1/15/2029[8]		65,325	62,120

18	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
KB Home 7.25% 7/15/2030	USD	10,295	$10,520
KIA Corp. 2.375% 2/14/2025[8]		4,825	4,587
Kontoor Brands, Inc. 4.125% 11/15/2029[8]		5,180	4,434
LCM Investments Holdings II, LLC 4.875% 5/1/2029[8]		28,557	24,941
LCM Investments Holdings II, LLC 8.25% 8/1/2031[8]		12,130	12,333
Levi Strauss & Co. 3.50% 3/1/2031[8]		31,175	25,562
Lindblad Expeditions, LLC 6.75% 2/15/2027[8]		6,830	6,582
Lithia Motors, Inc. 3.875% 6/1/2029[8]		37,385	32,232
Lithia Motors, Inc. 4.375% 1/15/2031[8]		4,550	3,915
Marriott International, Inc. 4.90% 4/15/2029		4,024	3,949
Marriott International, Inc. 2.75% 10/15/2033		3,970	3,155
Marriott Ownership Resorts, Inc. 4.50% 6/15/2029[8]		7,825	6,791
McDonald’s Corp. 4.60% 9/9/2032		5,090	5,035
Melco Resorts Finance, Ltd. 5.75% 7/21/2028[8]		11,330	10,142
Mercedes-Benz Finance North America, LLC 3.65% 2/22/2024[8]		3,200	3,164
Mercedes-Benz Finance North America, LLC 5.375% 11/26/2025[8]		3,350	3,362
Merlin Entertainments PLC 5.75% 6/15/2026[8]		7,210	7,021
MGM Resorts International 5.50% 4/15/2027		3,617	3,488
Midwest Gaming Borrower, LLC 4.875% 5/1/2029[8]		13,870	12,332
NCL Corp., Ltd. 5.875% 2/15/2027[8]		19,985	19,480
NCL Corp., Ltd. 7.75% 2/15/2029[8]		10,560	10,122
Neiman Marcus Group, Ltd., LLC 7.125% 4/1/2026[8]		6,970	6,522
Nissan Motor Acceptance Corp. 1.125% 9/16/2024[8]		7,850	7,394
Nissan Motor Acceptance Corp. 2.00% 3/9/2026[8]		16,020	14,328
Nissan Motor Acceptance Corp. 1.85% 9/16/2026[8]		17,890	15,593
Nissan Motor Acceptance Corp. 2.75% 3/9/2028[8]		19,362	16,516
Nissan Motor Acceptance Corp. 2.45% 9/15/2028[8]		9,883	8,109
Nissan Motor Co., Ltd. 3.043% 9/15/2023[8]		400	399
Nissan Motor Co., Ltd. 3.522% 9/17/2025[8]		800	755
Nissan Motor Co., Ltd. 4.81% 9/17/2030[8]		22,160	20,018
Party City Holdings, Inc. (6-month USD-LIBOR + 5.00%) 10.821% 7/15/2025[7,8,11,13]		6,270	925
Party City Holdings, Inc. 8.75% 2/15/2026[8,13]		90,719	14,061
Party City Holdings, Inc., Term Loan DIP, 15.05% 11/16/2023[7,10]		16,824	17,413
Penske Automotive Group, Inc. 3.75% 6/15/2029		7,275	6,299
RHP Hotel Properties, LP 7.25% 7/15/2028[8]		15,445	15,691
Royal Caribbean Cruises, Ltd. 4.25% 7/1/2026[8]		22,785	21,199
Royal Caribbean Cruises, Ltd. 5.375% 7/15/2027[8]		34,535	32,868
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[8]		5,450	5,142
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[8]		11,457	11,976
Sally Holdings, LLC 5.625% 12/1/2025		14,080	14,006
Sands China, Ltd. 5.625% 8/8/2025		8,676	8,560
Sands China, Ltd. 4.30% 1/8/2026		8,325	7,938
Sands China, Ltd. 2.80% 3/8/2027		1,727	1,525
Sands China, Ltd. 5.90% 8/8/2028		1,352	1,318
Scientific Games Holdings, LP 6.625% 3/1/2030[8]		5,105	4,529
Scientific Games Holdings, LP, Term Loan B, (3-month USD CME Term SOFR + 3.50%) 8.768% 4/4/2029[7,10]		16,981	16,801
Scientific Games International, Inc. 8.625% 7/1/2025[8]		13,280	13,569
Scientific Games International, Inc. 7.00% 5/15/2028[8]		38,659	38,555
Scientific Games International, Inc. 7.25% 11/15/2029[8]		25,850	25,810
Sonic Automotive, Inc. 4.625% 11/15/2029[8]		42,560	36,502
Sonic Automotive, Inc. 4.875% 11/15/2031[8]		29,765	24,736
Stellantis Finance US, Inc. 1.711% 1/29/2027[8]		7,175	6,307
Stellantis Finance US, Inc. 5.625% 1/12/2028[8]		15,000	15,184
Stellantis Finance US, Inc. 2.691% 9/15/2031[8]		5,075	4,060
Stellantis Finance US, Inc. 6.375% 9/12/2032[8]		16,425	16,876
Tempur Sealy International, Inc. 4.00% 4/15/2029[8]		4,625	4,013
Toyota Motor Credit Corp. 0.45% 1/11/2024		25,283	24,752
Toyota Motor Credit Corp. 0.80% 1/9/2026		11,003	9,942
Toyota Motor Credit Corp. 1.90% 1/13/2027		10,000	9,053
Travel + Leisure Co. 4.50% 12/1/2029[8]		18,020	15,502
Travel + Leisure Co. 4.625% 3/1/2030[8]		5,750	4,970
Vail Resorts, Inc. 6.25% 5/15/2025[8]		9,270	9,303
Volkswagen Group of America Finance, LLC 4.25% 11/13/2023[8]		7,365	7,331
Volkswagen Group of America Finance, LLC 2.85% 9/26/2024[8]		1,650	1,595
Volkswagen Group of America Finance, LLC 3.35% 5/13/2025[8]		6,326	6,083
Volkswagen Group of America Finance, LLC 4.625% 11/13/2025[8]		2,575	2,537

The Income Fund of America	19

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Volkswagen Group of America Finance, LLC 1.25% 11/24/2025[8]	USD	6,021	$5,473
Volkswagen Group of America Finance, LLC 1.625% 11/24/2027[8]		9,175	7,905
Volkswagen Group of America Finance, LLC 4.75% 11/13/2028[8]		1,300	1,279
WASH Multifamily Acquisition, Inc. 5.75% 4/15/2026[8]		51,235	47,719
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/2028[8]		35,310	32,347
Wynn Resorts Finance, LLC 7.125% 2/15/2031[8]		7,525	7,527
			2,653,192

Energy 2.10%
Antero Midstream Partners, LP 5.375% 6/15/2029[8]		14,760	13,852
Antero Resources Corp. 7.625% 2/1/2029[8]		5,135	5,264
Antero Resources Corp. 5.375% 3/1/2030[8]		52	49
Apache Corp. 4.25% 1/15/2030		4,870	4,425
Apache Corp. 6.00% 1/15/2037		3,565	3,368
Apache Corp. 5.10% 9/1/2040		4,910	4,177
Apache Corp. 4.75% 4/15/2043		2,565	2,011
Apache Corp. 5.35% 7/1/2049		32,840	27,249
Ascent Resources Utica Holdings, LLC 7.00% 11/1/2026[8]		30,865	30,217
Ascent Resources Utica Holdings, LLC 9.00% 11/1/2027[8]		959	1,198
Ascent Resources Utica Holdings, LLC 8.25% 12/31/2028[8]		6,340	6,302
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029[8]		9,090	8,214
Baker Hughes Holdings, LLC 4.486% 5/1/2030		1,650	1,599
BIP-V Chinook Holdco, LLC 5.50% 6/15/2031[8]		36,675	33,394
Blue Racer Midstream, LLC 7.625% 12/15/2025[8]		10,281	10,320
BP Capital Markets America, Inc. 2.772% 11/10/2050		3,032	1,991
California Resources Corp. 7.125% 2/1/2026[8]		26,405	26,627
Canadian Natural Resources, Ltd. 2.05% 7/15/2025		3,150	2,950
Canadian Natural Resources, Ltd. 3.85% 6/1/2027		2,760	2,618
Canadian Natural Resources, Ltd. 4.95% 6/1/2047		534	476
Cenovus Energy, Inc. 5.375% 7/15/2025		4,421	4,378
Cenovus Energy, Inc. 4.25% 4/15/2027		18,549	17,789
Cheniere Energy Partners, LP 4.50% 10/1/2029		32,421	30,171
Cheniere Energy Partners, LP 4.00% 3/1/2031		8,070	7,189
Cheniere Energy Partners, LP 3.25% 1/31/2032		4,389	3,656
Cheniere Energy, Inc. 4.625% 10/15/2028		47,770	44,881
Chesapeake Energy Corp. 5.50% 2/1/2026[8]		19,835	19,544
Chesapeake Energy Corp. 5.875% 2/1/2029[8]		31,345	30,005
Chesapeake Energy Corp. 6.75% 4/15/2029[8]		18,880	18,813
Chesapeake Energy Corp. 4.875% 4/15/2022[13]		28,085	632
Chord Energy Corp. 6.375% 6/1/2026[8]		16,763	16,652
Civitas Resources, Inc. 5.00% 10/15/2026[8]		23,690	22,381
Civitas Resources, Inc. 8.375% 7/1/2028[8]		14,400	14,829
Civitas Resources, Inc. 8.75% 7/1/2031[8]		25,565	26,492
CNX Midstream Partners, LP 4.75% 4/15/2030[8]		8,065	6,998
CNX Resources Corp. 7.25% 3/14/2027[8]		26,180	26,208
CNX Resources Corp. 6.00% 1/15/2029[8]		34,027	31,857
CNX Resources Corp. 7.375% 1/15/2031[8]		22,699	22,528
Comstock Resources, Inc. 6.75% 3/1/2029[8]		17,870	16,688
Comstock Resources, Inc. 5.875% 1/15/2030[8]		15,235	13,500
ConocoPhillips Co. 3.80% 3/15/2052		2,500	2,016
ConocoPhillips Co. 5.30% 5/15/2053		2,536	2,565
Constellation Oil Services Holding SA 13.50% 6/30/2025[2,8]		8,659	8,659
Continental Resources, Inc. 5.75% 1/15/2031[8]		11,330	10,951
Crescent Energy Finance, LLC 9.25% 2/15/2028[8]		27,058	27,548
Crestwood Midstream Partners, LP 8.00% 4/1/2029[8]		41,410	42,142
Crestwood Midstream Partners, LP 7.375% 2/1/2031[8]		14,441	14,417
Devon Energy Corp. 4.50% 1/15/2030		3,888	3,683
Diamond Foreign Asset Co. 9.00% Cash 4/22/2027[7,8,12]		2,085	2,085
Diamond Foreign Asset Co. 9.00% Cash 4/22/2027[12]		1,889	1,889
Diamondback Energy, Inc. 6.25% 3/15/2053		12,500	12,811
DT Midstream, Inc. 4.125% 6/15/2029[8]		8,935	7,930
DT Midstream, Inc. 4.375% 6/15/2031[8]		18,585	16,154
Earthstone Energy Holdings, LLC 9.875% 7/15/2031[8]		18,220	18,829
Ecopetrol SA 4.625% 11/2/2031		970	773
Ecopetrol SA 8.875% 1/13/2033		65,030	66,759
Enbridge Energy Partners, LP 5.875% 10/15/2025		1,145	1,153
Enbridge Energy Partners, LP 7.375% 10/15/2045		3,000	3,476

20	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Enbridge, Inc. 4.00% 10/1/2023	USD	2,630	$2,621
Enbridge, Inc. 2.50% 1/15/2025		1,600	1,530
Energy Transfer, LP 4.50% 4/15/2024		1,585	1,570
Energy Transfer, LP 2.90% 5/15/2025		3,150	3,003
Energy Transfer, LP 4.75% 1/15/2026		8,000	7,856
Energy Transfer, LP 4.20% 4/15/2027		2,450	2,351
Energy Transfer, LP 4.00% 10/1/2027		1,900	1,792
Energy Transfer, LP 4.95% 6/15/2028		3,200	3,124
Energy Transfer, LP 5.00% 5/15/2050		7,353	6,231
Enterprise Products Operating, LLC 5.05% 1/10/2026		10,321	10,318
Enterprise Products Operating, LLC 5.35% 1/31/2033		16,469	16,807
Enterprise Products Operating, LLC 3.20% 2/15/2052		400	279
EQM Midstream Partners, LP 4.125% 12/1/2026		3,036	2,854
EQM Midstream Partners, LP 6.50% 7/1/2027[8]		38,110	37,964
EQM Midstream Partners, LP 5.50% 7/15/2028		19,665	18,940
EQM Midstream Partners, LP 4.50% 1/15/2029[8]		22,045	20,166
EQM Midstream Partners, LP 7.50% 6/1/2030[8]		11,535	11,905
EQM Midstream Partners, LP 4.75% 1/15/2031[8]		21,700	19,393
EQT Corp. 6.125% 2/1/2025[9]		5,884	5,892
Equinor ASA 3.25% 11/10/2024		850	827
Equinor ASA 3.00% 4/6/2027		7,000	6,556
Equinor ASA 3.625% 9/10/2028		5,265	5,035
Equinor ASA 4.25% 11/23/2041		3,000	2,677
Equinor ASA 3.25% 11/18/2049		7,583	5,596
Exxon Mobil Corp. 2.44% 8/16/2029		4,315	3,826
Exxon Mobil Corp. 2.61% 10/15/2030		1,700	1,485
Exxon Mobil Corp. 3.452% 4/15/2051		5,000	3,848
Genesis Energy, LP 6.50% 10/1/2025		27,824	27,588
Genesis Energy, LP 6.25% 5/15/2026		4,500	4,298
Genesis Energy, LP 8.00% 1/15/2027		52,582	51,796
Genesis Energy, LP 7.75% 2/1/2028		17,135	16,680
Genesis Energy, LP 8.875% 4/15/2030		16,194	16,171
Harvest Midstream I, LP 7.50% 9/1/2028[8]		23,275	22,895
Hess Midstream Operations, LP 5.125% 6/15/2028[8]		14,435	13,659
Hess Midstream Operations, LP 4.25% 2/15/2030[8]		5,020	4,410
Hess Midstream Operations, LP 5.50% 10/15/2030[8]		8,545	8,040
Hilcorp Energy I, LP 6.25% 11/1/2028[8]		4,000	3,833
Hilcorp Energy I, LP 5.75% 2/1/2029[8]		2,960	2,741
Hilcorp Energy I, LP 6.00% 4/15/2030[8]		11,940	11,047
Hilcorp Energy I, LP 6.00% 2/1/2031[8]		19,400	17,641
Jonah Energy, LLC 12.00% 11/5/2025[2]		6,072	6,072
Kinder Morgan Energy Partners, LP 4.70% 11/1/2042		33,265	27,736
Kinder Morgan Energy Partners, LP 5.00% 3/1/2043		20,000	17,319
Kinder Morgan, Inc. 5.20% 6/1/2033		31,267	30,547
Kinder Morgan, Inc. 5.45% 8/1/2052		2,683	2,481
Mesquite Energy, Inc. 7.25% 2/15/2023[8,13]		5,374	121
MPLX, LP 1.75% 3/1/2026		2,200	2,008
MPLX, LP 2.65% 8/15/2030		8,351	7,021
MPLX, LP 4.70% 4/15/2048		5,147	4,270
Nabors Industries, Inc. 7.375% 5/15/2027[8]		14,275	13,975
Nabors Industries, Ltd. 7.25% 1/15/2026[8]		1,075	1,036
New Fortress Energy, Inc. 6.75% 9/15/2025[8]		23,360	22,273
New Fortress Energy, Inc. 6.50% 9/30/2026[8]		56,070	51,518
NGL Energy Operating, LLC 7.50% 2/1/2026[8]		161,084	159,757
NGL Energy Partners, LP 6.125% 3/1/2025		36,998	36,259
Noble Finance II, LLC 8.00% 4/15/2030[8]		1,900	1,956
Northern Oil and Gas, Inc. 8.125% 3/1/2028[8]		35,360	35,129
Northern Oil and Gas, Inc. 8.75% 6/15/2031[8]		15,460	15,596
NuStar Logistics, LP 6.00% 6/1/2026		9,165	9,028
NuStar Logistics, LP 5.625% 4/28/2027		2,270	2,205
Occidental Petroleum Corp. 2.90% 8/15/2024		13,065	12,670
Occidental Petroleum Corp. 5.875% 9/1/2025		26,705	26,774
Occidental Petroleum Corp. 8.50% 7/15/2027		13,000	14,111
Occidental Petroleum Corp. 6.375% 9/1/2028		10,370	10,657
Occidental Petroleum Corp. 8.875% 7/15/2030		43,590	50,539
Occidental Petroleum Corp. 6.625% 9/1/2030		11,445	12,013
Occidental Petroleum Corp. 6.125% 1/1/2031		8,850	9,048

The Income Fund of America	21

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Occidental Petroleum Corp. 6.45% 9/15/2036	USD	10,190	$10,707
Occidental Petroleum Corp. 6.20% 3/15/2040		1,500	1,514
Occidental Petroleum Corp. 6.60% 3/15/2046		5,125	5,436
ONEOK, Inc. 2.20% 9/15/2025		50	46
ONEOK, Inc. 5.85% 1/15/2026		4,246	4,279
ONEOK, Inc. 3.10% 3/15/2030		134	115
ONEOK, Inc. 6.35% 1/15/2031		837	863
ONEOK, Inc. 5.20% 7/15/2048		636	548
ONEOK, Inc. 4.50% 3/15/2050		285	220
ONEOK, Inc. 7.15% 1/15/2051		352	375
Parkland Corp. 4.625% 5/1/2030[8]		5,545	4,871
Permian Resources Operating, LLC 6.875% 4/1/2027[8]		2,490	2,470
Petroleos Mexicanos 4.625% 9/21/2023		4,243	4,213
Petroleos Mexicanos 4.875% 1/18/2024		4,654	4,606
Petroleos Mexicanos 6.875% 10/16/2025		18,955	18,278
Petroleos Mexicanos 6.875% 8/4/2026		71,850	66,973
Petroleos Mexicanos 6.49% 1/23/2027		5,378	4,797
Petroleos Mexicanos 6.50% 3/13/2027		72,935	64,930
Petroleos Mexicanos 6.50% 1/23/2029		865	720
Petroleos Mexicanos 8.75% 6/2/2029		24,503	22,393
Petroleos Mexicanos 5.95% 1/28/2031		2,900	2,156
Petroleos Mexicanos 6.70% 2/16/2032		34,360	26,506
Petroleos Mexicanos 6.75% 9/21/2047		5,324	3,431
Pioneer Natural Resources Co. 2.15% 1/15/2031		5,684	4,657
Plains All American Pipeline, LP 3.80% 9/15/2030		450	403
Range Resources Corp. 4.875% 5/15/2025		2,375	2,333
Range Resources Corp. 8.25% 1/15/2029		22,525	23,458
Range Resources Corp. 4.75% 2/15/2030[8]		22,135	20,364
Rockies Express Pipeline, LLC 4.95% 7/15/2029[8]		11,768	10,819
Sabine Pass Liquefaction, LLC 5.75% 5/15/2024		946	944
Seadrill Finance, Ltd. 8.375% 8/1/2030[8]		3,085	3,152
Seadrill Finance, Ltd. 8.375% 8/1/2030[8]		1,435	1,466
SM Energy Co. 6.50% 7/15/2028		2,975	2,911
Southwestern Energy Co. 5.70% 1/23/2025[9]		9,769	9,716
Southwestern Energy Co. 8.375% 9/15/2028		7,755	8,064
Southwestern Energy Co. 5.375% 2/1/2029		10,880	10,285
Southwestern Energy Co. 5.375% 3/15/2030		39,660	37,143
Southwestern Energy Co. 4.75% 2/1/2032		10,135	9,014
Suburban Propane Partners, LP 5.00% 6/1/2031[8]		6,125	5,233
Sunoco, LP 6.00% 4/15/2027		12,160	12,071
Sunoco, LP 5.875% 3/15/2028		12,700	12,364
Sunoco, LP 4.50% 5/15/2029		12,580	11,307
Sunoco, LP 4.50% 4/30/2030		6,950	6,168
Superior Plus, LP 4.50% 3/15/2029[8]		9,082	7,992
Targa Resources Partners, LP 6.50% 7/15/2027		4,740	4,766
Targa Resources Partners, LP 6.875% 1/15/2029		9,385	9,557
Targa Resources Partners, LP 5.50% 3/1/2030		20,000	19,304
TotalEnergies Capital International SA 2.986% 6/29/2041		7,401	5,573
TotalEnergies Capital International SA 3.127% 5/29/2050		8,100	5,827
TransCanada Pipelines, Ltd. 4.10% 4/15/2030		5,254	4,871
Transocean Poseidon, Ltd. 6.875% 2/1/2027[8]		19,528	19,400
Transocean Titan Financing, Ltd. 8.375% 2/1/2028[8]		24,009	24,814
Valero Energy Corp. 4.00% 4/1/2029		6,000	5,697
Venture Global Calcasieu Pass, LLC 6.25% 1/15/2030[8]		7,746	7,581
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[8]		36,865	31,304
Venture Global LNG, Inc. 8.375% 6/1/2031[8]		33,000	33,516
Weatherford International, Ltd. 6.50% 9/15/2028[8]		22,665	22,690
Weatherford International, Ltd. 8.625% 4/30/2030[8]		64,455	66,120
Western Midstream Operating, LP 3.35% 2/1/2025[9]		9,602	9,187
Western Midstream Operating, LP 4.50% 3/1/2028		5,710	5,434
Western Midstream Operating, LP 4.75% 8/15/2028		3,540	3,393
Williams Companies, Inc. 3.50% 11/15/2030		2,081	1,864
			2,523,905

22	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care 1.74%
AbbVie, Inc. 2.95% 11/21/2026	USD	2,890	$2,712
AbbVie, Inc. 4.55% 3/15/2035		6,750	6,433
AbbVie, Inc. 4.30% 5/14/2036		1,003	923
AbbVie, Inc. 4.75% 3/15/2045		1,203	1,099
AdaptHealth, LLC 6.125% 8/1/2028[8]		1,340	1,202
AdaptHealth, LLC 4.625% 8/1/2029[8]		4,835	3,968
Amgen, Inc. 5.25% 3/2/2030		10,312	10,383
Amgen, Inc. 5.25% 3/2/2033		8,082	8,069
Amgen, Inc. 5.60% 3/2/2043		11,250	11,196
Amgen, Inc. 5.65% 3/2/2053		6,581	6,606
Amgen, Inc. 4.40% 2/22/2062		3,999	3,272
Amgen, Inc. 5.75% 3/2/2063		11,250	11,321
AstraZeneca Finance, LLC 1.20% 5/28/2026		10,098	9,129
AstraZeneca Finance, LLC 1.75% 5/28/2028		5,612	4,883
AstraZeneca Finance, LLC 2.25% 5/28/2031		2,650	2,233
AstraZeneca PLC 3.375% 11/16/2025		4,500	4,339
Avantor Funding, Inc. 4.625% 7/15/2028[8]		27,540	25,585
Avantor Funding, Inc. 3.875% 11/1/2029[8]		25,835	22,632
Bausch Health Americas, Inc. 9.25% 4/1/2026[8]		6,535	5,591
Bausch Health Americas, Inc. 8.50% 1/31/2027[8]		15,610	8,877
Bausch Health Companies, Inc. 5.50% 11/1/2025[8]		71,030	64,023
Bausch Health Companies, Inc. 9.00% 12/15/2025[8]		16,475	15,104
Bausch Health Companies, Inc. 4.875% 6/1/2028[8]		60,725	36,897
Bausch Health Companies, Inc. 5.25% 2/15/2031[8]		17,603	7,976
Baxter International, Inc. 1.322% 11/29/2024		11,489	10,843
Baxter International, Inc. 1.915% 2/1/2027		11,489	10,264
Baxter International, Inc. 2.272% 12/1/2028		6,534	5,636
Bayer US Finance II, LLC 3.875% 12/15/2023[8]		3,850	3,825
Bayer US Finance II, LLC 4.40% 7/15/2044[8]		13,090	10,530
Boston Scientific Corp. 1.90% 6/1/2025		9,109	8,566
Catalent Pharma Solutions, Inc. 5.00% 7/15/2027[8]		11,937	11,194
Catalent Pharma Solutions, Inc. 3.125% 2/15/2029[8]		9,655	8,065
Catalent Pharma Solutions, Inc. 3.50% 4/1/2030[8]		2,715	2,276
Centene Corp. 4.25% 12/15/2027		50,425	47,544
Centene Corp. 2.45% 7/15/2028		36,915	31,832
Centene Corp. 4.625% 12/15/2029		59,080	54,982
Centene Corp. 3.375% 2/15/2030		44,100	37,990
Centene Corp. 3.00% 10/15/2030		2,188	1,833
Centene Corp. 2.50% 3/1/2031		12,110	9,703
Centene Corp. 2.625% 8/1/2031		2,630	2,106
Charles River Laboratories International, Inc. 4.25% 5/1/2028[8]		27,840	25,750
Charles River Laboratories International, Inc. 3.75% 3/15/2029[8]		2,500	2,208
CHS / Community Health Systems, Inc. 5.625% 3/15/2027[8]		35,300	31,459
CHS / Community Health Systems, Inc. 6.00% 1/15/2029[8]		8,870	7,594
CHS / Community Health Systems, Inc. 5.25% 5/15/2030[8]		29,625	23,707
CVS Health Corp. 5.00% 1/30/2029		8,663	8,628
CVS Health Corp. 5.30% 6/1/2033		9,084	9,078
CVS Health Corp. 5.875% 6/1/2053		2,834	2,877
Elevance Health, Inc. 2.375% 1/15/2025		2,046	1,957
Elevance Health, Inc. 4.90% 2/8/2026		6,445	6,368
Elevance Health, Inc. 4.75% 2/15/2033		3,648	3,552
Elevance Health, Inc. 5.125% 2/15/2053		1,546	1,490
Eli Lilly and Co. 3.375% 3/15/2029		1,353	1,278
Eli Lilly and Co. 4.70% 2/27/2033		5,110	5,154
Eli Lilly and Co. 4.875% 2/27/2053		1,563	1,582
Encompass Health Corp. 4.50% 2/1/2028		13,743	12,779
Encompass Health Corp. 4.75% 2/1/2030		4,560	4,149
Fortrea Holdings, Inc. 7.50% 7/1/2030[8]		13,995	14,320
Fortrea Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 5.05% 6/30/2030[7,10]		2,415	2,422
Grifols SA 4.75% 10/15/2028[8]		19,980	17,535
HCA, Inc. 5.875% 2/15/2026		13,870	13,913
HCA, Inc. 5.375% 9/1/2026		6,680	6,665
HCA, Inc. 5.625% 9/1/2028		15,915	15,985
HCA, Inc. 3.375% 3/15/2029[8]		4,824	4,291
HCA, Inc. 3.50% 9/1/2030		15,138	13,315
HCA, Inc. 3.625% 3/15/2032[8]		5,000	4,347

The Income Fund of America	23

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
HCA, Inc. 4.375% 3/15/2042[8]	USD	5,000	$4,098
HCA, Inc. 4.625% 3/15/2052[8]		4,747	3,902
HealthEquity, Inc. 4.50% 10/1/2029[8]		22,525	20,205
IQVIA, Inc. 5.00% 5/15/2027[8]		11,510	11,110
IQVIA, Inc. 6.50% 5/15/2030[8]		6,515	6,587
Jazz Securities DAC 4.375% 1/15/2029[8]		14,125	12,571
Mallinckrodt International Finance SA 10.00% 4/15/2025[8]		12,820	10,196
Medline Borrower, LP 5.25% 10/1/2029[8]		19,695	17,491
Medline Borrower, LP, Term Loan, (3-month USD CME Term SOFR + 3.25%) 8.683% 10/23/2028[7,10]		14,347	14,220
Medtronic Global Holdings S.C.A. 4.25% 3/30/2028		6,455	6,316
Medtronic Global Holdings S.C.A. 4.50% 3/30/2033		12,500	12,203
Merck & Co., Inc. 1.90% 12/10/2028		2,740	2,398
Merck & Co., Inc. 2.75% 12/10/2051		5,514	3,724
Molina Healthcare, Inc. 4.375% 6/15/2028[8]		25,980	23,847
Molina Healthcare, Inc. 3.875% 11/15/2030[8]		12,815	10,974
Molina Healthcare, Inc. 3.875% 5/15/2032[8]		32,460	27,108
Novant Health, Inc. 3.168% 11/1/2051		6,000	4,272
Novartis Capital Corp. 2.00% 2/14/2027		3,090	2,836
Option Care Health, Inc. 4.375% 10/31/2029[8]		16,705	14,764
Organon & Co. 4.125% 4/30/2028[8]		28,670	25,722
Owens & Minor, Inc. 4.375% 12/15/2024		32,762	31,883
Owens & Minor, Inc. 4.50% 3/31/2029[8]		49,125	42,288
Owens & Minor, Inc. 6.625% 4/1/2030[8]		19,450	17,823
Par Pharmaceutical, Inc. 7.50% 4/1/2027[8]		79,502	58,509
Pfizer Investment Enterprises Pte., Ltd. 4.45% 5/19/2028		8,750	8,605
Pfizer Investment Enterprises Pte., Ltd. 4.65% 5/19/2030		8,750	8,664
Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033		3,288	3,267
Pfizer Investment Enterprises Pte., Ltd. 5.11% 5/19/2043		10,000	9,931
Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053		3,462	3,560
Pfizer, Inc. 3.45% 3/15/2029		4,800	4,543
Radiology Partners, Inc. 9.25% 2/1/2028[8]		35,255	13,616
Radiology Partners, Inc., Term Loan, (1-month USD CME Term SOFR + 4.25%) 9.683% 7/9/2025[7,10]		19,505	14,379
Rede D’Or Finance SARL 4.95% 1/17/2028		1,820	1,692
Rede D’Or Finance SARL 4.50% 1/22/2030		8,840	7,684
RP Escrow Issuer, LLC 5.25% 12/15/2025[8]		31,235	21,334
Select Medical Corp. 6.25% 8/15/2026[8]		18,853	18,709
Shire Acquisitions Investments Ireland DAC 2.875% 9/23/2023		1,759	1,751
Summa Health 3.511% 11/15/2051		2,650	1,892
Surgery Center Holdings, Inc. 10.00% 4/15/2027[8]		9,612	9,845
Tenet Healthcare Corp. 4.875% 1/1/2026		106,640	103,317
Tenet Healthcare Corp. 6.125% 10/1/2028		17,500	16,686
Tenet Healthcare Corp. 4.25% 6/1/2029		35,940	32,242
Tenet Healthcare Corp. 6.75% 5/15/2031[8]		20,010	19,901
Teva Pharmaceutical Finance Co., LLC 6.15% 2/1/2036		2,435	2,212
Teva Pharmaceutical Finance Netherlands III BV 6.00% 4/15/2024		46,110	45,947
Teva Pharmaceutical Finance Netherlands III BV 7.125% 1/31/2025		3,155	3,175
Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026		87,615	79,345
Teva Pharmaceutical Finance Netherlands III BV 4.75% 5/9/2027		98,070	91,540
Teva Pharmaceutical Finance Netherlands III BV 6.75% 3/1/2028		189,795	188,498
Teva Pharmaceutical Finance Netherlands III BV 5.125% 5/9/2029		108,360	99,385
Teva Pharmaceutical Finance Netherlands III BV 7.875% 9/15/2029		11,406	11,888
Teva Pharmaceutical Finance Netherlands III BV 4.10% 10/1/2046		110,935	72,828
UnitedHealth Group, Inc. 1.15% 5/15/2026		5,633	5,102
UnitedHealth Group, Inc. 5.30% 2/15/2030		10,000	10,266
UnitedHealth Group, Inc. 2.00% 5/15/2030		2,102	1,766
UnitedHealth Group, Inc. 4.20% 5/15/2032		3,066	2,924
UnitedHealth Group, Inc. 3.05% 5/15/2041		8,325	6,347
UnitedHealth Group, Inc. 3.25% 5/15/2051		5,379	3,963
UnitedHealth Group, Inc. 4.75% 5/15/2052		3,002	2,830
			2,088,726

24	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services 1.58%
Altice France Holding SA 10.50% 5/15/2027[8]	USD	11,630	$4,935
Altice France SA 5.125% 7/15/2029[8]		59,512	41,734
AT&T, Inc. 1.65% 2/1/2028		7,175	6,131
AT&T, Inc. 5.40% 2/15/2034		17,691	17,411
AT&T, Inc. 3.50% 9/15/2053		11,419	7,751
British Telecommunications PLC 9.625% 12/15/2030[9]		4,011	4,933
CCO Holdings, LLC 5.125% 5/1/2027[8]		13,485	12,664
CCO Holdings, LLC 5.00% 2/1/2028[8]		13,250	12,257
CCO Holdings, LLC 4.75% 3/1/2030[8]		28,837	25,021
CCO Holdings, LLC 4.50% 8/15/2030[8]		41,075	34,840
CCO Holdings, LLC 4.25% 2/1/2031[8]		43,950	36,171
CCO Holdings, LLC 4.75% 2/1/2032[8]		27,835	23,006
CCO Holdings, LLC 4.50% 5/1/2032		19,415	15,848
CCO Holdings, LLC 4.50% 6/1/2033[8]		43,890	34,770
Charter Communications Operating, LLC 3.70% 4/1/2051		4,000	2,541
Charter Communications Operating, LLC 5.25% 4/1/2053		10,500	8,513
Comcast Corp. 4.80% 5/15/2033		10,000	9,900
Comcast Corp. 2.887% 11/1/2051		11,570	7,704
Comcast Corp. 5.35% 5/15/2053		9,730	9,779
Connect Finco SARL 6.75% 10/1/2026[8]		16,600	15,930
CSC Holdings, LLC 3.375% 2/15/2031[8]		18,725	12,988
Diamond Sports Group, LLC 6.625% 8/15/2027[8,13]		27,190	653
DIRECTV Financing, LLC 5.875% 8/15/2027[8]		50,800	45,904
DIRECTV Financing, LLC, Term Loan, (3-month USD CME Term SOFR + 5.00%) 10.433% 8/2/2027[7,10]		12,149	12,095
DISH DBS Corp. 5.875% 11/15/2024		35,485	32,444
DISH Network Corp. 11.75% 11/15/2027[8]		64,175	64,688
Embarq Corp. 7.995% 6/1/2036		62,181	35,210
Fox Corp. 4.03% 1/25/2024		1,120	1,110
Frontier Communications Holdings, LLC 5.875% 10/15/2027[8]		19,330	17,723
Frontier Communications Holdings, LLC 5.00% 5/1/2028[8]		49,385	41,908
Frontier Communications Holdings, LLC 6.75% 5/1/2029[8]		42,815	33,140
Frontier Communications Holdings, LLC 5.875% 11/1/2029		12,195	8,953
Frontier Communications Holdings, LLC 6.00% 1/15/2030[8]		9,875	7,183
Frontier Communications Holdings, LLC 8.75% 5/15/2030[8]		9,700	9,368
Gray Escrow II, Inc. 5.375% 11/15/2031[8]		35,425	24,755
Gray Television, Inc. 5.875% 7/15/2026[8]		33,415	30,121
Gray Television, Inc. 4.75% 10/15/2030[8]		7,575	5,337
Intelsat Jackson Holdings SA 6.50% 3/15/2030[8]		18,565	17,005
Lamar Media Corp. 3.75% 2/15/2028		5,094	4,665
Lamar Media Corp. 4.875% 1/15/2029		21,525	20,091
Lamar Media Corp. 3.625% 1/15/2031		8,515	7,136
Level 3 Financing, Inc. 10.50% 5/15/2030[8]		141	146
Ligado Networks, LLC 15.50% PIK 11/1/2023[8,12]		60,328	20,662
Ligado Networks, LLC, Term Loan, 15.50% PIK 11/1/2023[2,10,12]		3,846	3,846
Live Nation Entertainment, Inc. 4.75% 10/15/2027[8]		10,000	9,298
Live Nation Entertainment, Inc. 3.75% 1/15/2028[8]		5,950	5,345
Lumen Technologies, Inc. 4.00% 2/15/2027[8]		15,350	10,113
Meta Platforms, Inc. 3.85% 8/15/2032		9,295	8,653
Midas OpCo Holdings, LLC 5.625% 8/15/2029[8]		16,750	14,271
Netflix, Inc. 3.625% 6/15/2025[8]		290	281
Netflix, Inc. 4.875% 4/15/2028		26,324	26,024
Netflix, Inc. 5.875% 11/15/2028		42,697	44,095
Netflix, Inc. 6.375% 5/15/2029		20,521	21,716
Netflix, Inc. 5.375% 11/15/2029[8]		39,589	39,681
Netflix, Inc. 4.875% 6/15/2030[8]		34,734	33,959
News Corp. 3.875% 5/15/2029[8]		17,450	15,425
News Corp. 5.125% 2/15/2032[8]		22,780	20,864
Nexstar Media, Inc. 4.75% 11/1/2028[8]		69,705	61,495
SBA Tower Trust 1.631% 11/15/2026[8]		23,592	20,513
Scripps Escrow II, Inc. 3.875% 1/15/2029[8]		7,300	6,076
Sirius XM Radio, Inc. 5.00% 8/1/2027[8]		4,791	4,456
Sirius XM Radio, Inc. 4.00% 7/15/2028[8]		57,450	50,040
Sirius XM Radio, Inc. 4.125% 7/1/2030[8]		19,300	15,912
Sirius XM Radio, Inc. 3.875% 9/1/2031[8]		39,135	30,676
Sprint Capital Corp. 6.875% 11/15/2028		38,787	41,151
Sprint Capital Corp. 8.75% 3/15/2032		20,210	24,369

The Income Fund of America	25

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
Sprint Corp. 7.125% 6/15/2024	USD	10,000	$10,103
Sprint Corp. 7.625% 2/15/2025		36,000	36,847
Sprint Corp. 7.625% 3/1/2026		29,760	31,003
Take-Two Interactive Software, Inc. 3.30% 3/28/2024		296	291
Take-Two Interactive Software, Inc. 4.00% 4/14/2032		4,502	4,114
Tencent Holdings, Ltd. 2.39% 6/3/2030		1,256	1,047
T-Mobile USA, Inc. 2.25% 2/15/2026		8,000	7,400
T-Mobile USA, Inc. 2.625% 4/15/2026		6,250	5,803
T-Mobile USA, Inc. 2.05% 2/15/2028		11,475	10,015
T-Mobile USA, Inc. 4.95% 3/15/2028		7,235	7,150
T-Mobile USA, Inc. 4.80% 7/15/2028		8,750	8,583
T-Mobile USA, Inc. 2.625% 2/15/2029		5,585	4,865
T-Mobile USA, Inc. 2.40% 3/15/2029		2,929	2,524
T-Mobile USA, Inc. 2.55% 2/15/2031		1,790	1,489
T-Mobile USA, Inc. 2.875% 2/15/2031		26,123	22,164
T-Mobile USA, Inc. 2.70% 3/15/2032		6,775	5,571
T-Mobile USA, Inc. 5.05% 7/15/2033		15,000	14,685
T-Mobile USA, Inc. 3.40% 10/15/2052		4,589	3,226
T-Mobile USA, Inc. 5.75% 1/15/2054		4,500	4,599
Univision Communications, Inc. 5.125% 2/15/2025[8]		8,680	8,516
Univision Communications, Inc. 6.625% 6/1/2027[8]		39,575	38,545
Univision Communications, Inc. 8.00% 8/15/2028[8]		3,150	3,176
Univision Communications, Inc. 4.50% 5/1/2029[8]		73,515	63,677
Univision Communications, Inc. 7.375% 6/30/2030[8]		9,250	9,012
UPC Broadband Finco BV 4.875% 7/15/2031[8]		48,900	41,112
UPC Holding BV 5.50% 1/15/2028[8]		7,975	7,105
Verizon Communications, Inc. 2.55% 3/21/2031		7,550	6,271
Verizon Communications, Inc. 2.355% 3/15/2032		5,446	4,351
Verizon Communications, Inc. 5.05% 5/9/2033		10,354	10,170
Verizon Communications, Inc. 3.40% 3/22/2041		10,000	7,606
Verizon Communications, Inc. 2.875% 11/20/2050		5,625	3,578
Virgin Media Secured Finance PLC 4.50% 8/15/2030[8]		26,070	22,355
VMED O2 UK Financing I PLC 4.25% 1/31/2031[8]		25,888	21,460
VMED O2 UK Financing I PLC 4.75% 7/15/2031[8]		1,068	903
Vodafone Group PLC 4.25% 9/17/2050		7,275	5,796
VZ Secured Financing BV 5.00% 1/15/2032[8]		21,790	17,727
WarnerMedia Holdings, Inc. 3.428% 3/15/2024		20,413	20,098
WarnerMedia Holdings, Inc. 3.638% 3/15/2025		17,133	16,566
WarnerMedia Holdings, Inc. 3.755% 3/15/2027		20,795	19,474
WarnerMedia Holdings, Inc. 4.054% 3/15/2029		5,500	5,049
WarnerMedia Holdings, Inc. 4.279% 3/15/2032		5,480	4,863
WarnerMedia Holdings, Inc. 5.05% 3/15/2042		6,475	5,386
WarnerMedia Holdings, Inc. 5.141% 3/15/2052		5,370	4,368
WMG Acquisition Corp. 3.75% 12/1/2029[8]		3,621	3,165
WMG Acquisition Corp. 3.875% 7/15/2030[8]		24,344	21,296
WMG Acquisition Corp. 3.00% 2/15/2031[8]		7,235	5,921
Ziggo Bond Co. BV 5.125% 2/28/2030[8]		21,600	17,088
Ziggo BV 4.875% 1/15/2030[8]		17,345	14,703
ZipRecruiter, Inc. 5.00% 1/15/2030[8]		17,000	14,508
			1,898,707

Industrials 1.45%
AAdvantage Loyalty IP, Ltd. 5.50% 4/20/2026[8]		7,246	7,145
Air Lease Corp. 2.875% 1/15/2026		21,796	20,400
Air Lease Corp. 2.20% 1/15/2027		11,245	10,085
Air Lease Corp. 5.30% 2/1/2028		13,000	12,863
Air Lease Corp. 2.10% 9/1/2028		5,900	4,968
Allison Transmission, Inc. 3.75% 1/30/2031[8]		25,185	21,314
Ashtead Capital, Inc. 5.50% 8/11/2032[8]		18,158	17,609
Associated Materials, LLC, Term Loan B, (3-month USD CME Term SOFR + 6.00%) 11.319% 3/8/2029[7,10]		29,700	24,156
Atkore, Inc. 4.25% 6/1/2031[8]		12,215	10,579
Avis Budget Car Rental, LLC 5.75% 7/15/2027[8]		12,675	11,940
Avis Budget Car Rental, LLC 5.375% 3/1/2029[8]		18,760	17,473
Avolon Holdings Funding, Ltd. 3.95% 7/1/2024[8]		22,645	22,037
Avolon Holdings Funding, Ltd. 2.125% 2/21/2026[8]		17,179	15,416
Avolon Holdings Funding, Ltd. 4.25% 4/15/2026[8]		8,919	8,388

26	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Avolon Holdings Funding, Ltd. 3.25% 2/15/2027[8]	USD	17,000	$15,272
Avolon Holdings Funding, Ltd. 2.528% 11/18/2027[8]		4,438	3,807
Avolon Holdings Funding, Ltd. 2.75% 2/21/2028[8]		10,000	8,579
Boeing Co. 1.95% 2/1/2024		523	513
Boeing Co. 4.875% 5/1/2025		30,667	30,293
Boeing Co. 2.75% 2/1/2026		15,155	14,202
Boeing Co. 2.196% 2/4/2026		29,049	26,819
Boeing Co. 3.10% 5/1/2026		1,454	1,374
Boeing Co. 5.04% 5/1/2027		22,445	22,273
Boeing Co. 3.25% 2/1/2028		18,759	17,275
Boeing Co. 3.25% 3/1/2028		1,025	940
Boeing Co. 5.15% 5/1/2030		60,464	59,998
Boeing Co. 3.625% 2/1/2031		4,650	4,213
Boeing Co. 3.60% 5/1/2034		7,000	6,012
Boeing Co. 3.25% 2/1/2035		475	388
Boeing Co. 3.50% 3/1/2039		5,544	4,214
Boeing Co. 5.705% 5/1/2040		23,854	23,864
Boeing Co. 3.90% 5/1/2049		3,149	2,430
Boeing Co. 3.75% 2/1/2050		1,805	1,372
Boeing Co. 5.805% 5/1/2050		34,719	34,955
Bombardier, Inc. 7.125% 6/15/2026[8]		48,095	47,759
Bombardier, Inc. 7.875% 4/15/2027[8]		91,015	90,809
Bombardier, Inc. 6.00% 2/15/2028[8]		27,265	25,664
Bombardier, Inc. 7.50% 2/1/2029[8]		3,795	3,763
Burlington Northern Santa Fe, LLC 3.55% 2/15/2050		10,000	7,914
BWX Technologies, Inc. 4.125% 6/30/2028[8]		5,190	4,732
BWX Technologies, Inc. 4.125% 4/15/2029[8]		13,360	12,003
Canadian Pacific Railway Co. 1.75% 12/2/2026		3,515	3,167
Canadian Pacific Railway Co. 3.10% 12/2/2051		5,532	3,873
Carrier Global Corp. 2.722% 2/15/2030		2,000	1,727
Carrier Global Corp. 3.577% 4/5/2050		4,100	3,045
Chart Industries, Inc. 7.50% 1/1/2030[8]		11,063	11,352
Clarivate Science Holdings Corp. 3.875% 7/1/2028[8]		12,595	11,239
Clarivate Science Holdings Corp. 4.875% 7/1/2029[8]		25,820	22,959
Clean Harbors, Inc. 6.375% 2/1/2031[8]		14,638	14,721
CoreLogic, Inc. 4.50% 5/1/2028[8]		80,461	66,275
CoreLogic, Inc., Term Loan, (3-month USD CME Term SOFR + 6.50%) 11.933% 6/4/2029[7,10]		3,525	2,920
Covanta Holding Corp. 4.875% 12/1/2029[8]		19,365	17,120
CSX Corp. 3.80% 3/1/2028		1,550	1,485
CSX Corp. 4.50% 3/15/2049		3,785	3,372
CSX Corp. 4.50% 11/15/2052		9,000	8,037
Enviri Corp. 5.75% 7/31/2027[8]		14,770	12,775
General Dynamics Corp. 3.625% 4/1/2030		6,433	6,030
General Electric Co. (3-month USD-LIBOR + 3.33%) 8.882% junior subordinated perpetual bonds[7,11]		43,733	43,923
Honeywell International, Inc. 2.30% 8/15/2024		4,405	4,269
Icahn Enterprises, LP 4.75% 9/15/2024		17,320	16,774
Icahn Enterprises, LP 6.375% 12/15/2025		11,969	11,468
Icahn Enterprises, LP 6.25% 5/15/2026		4,661	4,374
Icahn Enterprises, LP 5.25% 5/15/2027		5,855	5,169
Icahn Enterprises, LP 4.375% 2/1/2029		9,625	7,818
KKR Apple Bidco, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.00%) 9.319% 9/22/2028[7,10]		14,449	14,455
L3Harris Technologies, Inc. 5.40% 7/31/2033		7,673	7,731
L3Harris Technologies, Inc. 5.60% 7/31/2053		4,922	5,027
Lockheed Martin Corp. 5.10% 11/15/2027		3,805	3,861
Lockheed Martin Corp. 4.45% 5/15/2028		9,373	9,295
Lockheed Martin Corp. 5.25% 1/15/2033		13,219	13,656
Lockheed Martin Corp. 4.75% 2/15/2034		20,000	19,888
Lockheed Martin Corp. 5.70% 11/15/2054		7,398	8,114
LSC Communications, Inc. 8.75% 10/15/2023[2,8,13]		25,850	78
LSC Communications, Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 7.75% 9/30/2022[2,7,10,11,13]		3,697	11
Masco Corp. 1.50% 2/15/2028		8,605	7,369
Masco Corp. 2.00% 2/15/2031		4,970	3,954
Masco Corp. 3.125% 2/15/2051		2,294	1,447

The Income Fund of America	27

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
MasTec, Inc. 4.50% 8/15/2028[8]	USD	19,290	$17,922
Mexico City Airport Trust 3.875% 4/30/2028[8]		770	725
Mexico City Airport Trust 5.50% 10/31/2046		2,303	1,999
Mexico City Airport Trust 5.50% 7/31/2047		4,482	3,911
Mexico City Airport Trust 5.50% 7/31/2047[8]		215	188
Mileage Plus Holdings, LLC 6.50% 6/20/2027[8]		32,192	32,219
Moog, Inc. 4.25% 12/9/2027[8]		11,829	10,973
Mueller Water Products, Inc. 4.00% 6/15/2029[8]		5,110	4,558
Norfolk Southern Corp. 4.45% 3/1/2033		2,208	2,114
Norfolk Southern Corp. 3.05% 5/15/2050		3,727	2,550
Norfolk Southern Corp. 4.55% 6/1/2053		2,321	2,071
Norfolk Southern Corp. 5.35% 8/1/2054		2,713	2,697
Northrop Grumman Corp. 3.25% 1/15/2028		8,995	8,414
Otis Worldwide Corp. 2.293% 4/5/2027		2,440	2,227
PGT Innovations, Inc. 4.375% 10/1/2029[8]		19,090	17,730
PM General Purchaser, LLC 9.50% 10/1/2028[8]		90	88
Ritchie Bros. Holdings, Inc. 7.75% 3/15/2031[8]		13,646	14,239
Roller Bearing Company of America, Inc. 4.375% 10/15/2029[8]		1,025	915
Rolls-Royce PLC 5.75% 10/15/2027[8]		22,410	22,106
RTX Corp. 3.95% 8/16/2025		5,290	5,167
RTX Corp. 5.00% 2/27/2026		3,410	3,408
RTX Corp. 1.90% 9/1/2031		7,500	5,931
RTX Corp. 5.15% 2/27/2033		11,791	11,805
RTX Corp. 5.375% 2/27/2053		4,445	4,469
Sabre GLBL, Inc. 9.25% 4/15/2025[8]		2,855	2,680
Sabre GLBL, Inc. 7.375% 9/1/2025[8]		9,919	8,963
Sensata Technologies BV 4.00% 4/15/2029[8]		19,310	17,081
Sensata Technologies, Inc. 3.75% 2/15/2031[8]		7,225	6,109
Siemens Financieringsmaatschappij NV 1.20% 3/11/2026[8]		20,585	18,684
Siemens Financieringsmaatschappij NV 1.70% 3/11/2028[8]		11,475	9,980
SkyMiles IP, Ltd. 4.75% 10/20/2028[8]		36,495	35,352
Spirit AeroSystems, Inc. 7.50% 4/15/2025[8]		5,775	5,779
Spirit AeroSystems, Inc. 9.375% 11/30/2029[8]		12,159	13,031
Stericycle, Inc. 3.875% 1/15/2029[8]		29,450	25,881
The Brink’s Co. 4.625% 10/15/2027[8]		12,800	12,040
The Dun & Bradstreet Corp. 5.00% 12/15/2029[8]		44,192	38,938
TK Elevator U.S. Newco, Inc. 5.25% 7/15/2027[8]		9,075	8,496
TransDigm, Inc. 6.25% 3/15/2026[8]		61,602	61,326
TransDigm, Inc. 5.50% 11/15/2027		55,399	52,561
TransDigm, Inc. 6.75% 8/15/2028[8]		14,390	14,451
TransDigm, Inc. 4.625% 1/15/2029		9,870	8,821
Triton Container International, Ltd. 1.15% 6/7/2024[8]		3,938	3,754
Triton Container International, Ltd. 3.15% 6/15/2031[8]		7,222	5,565
Triumph Group, Inc. 7.75% 8/15/2025		19,910	19,250
Triumph Group, Inc. 9.00% 3/15/2028[8]		32,072	32,982
Uber Technologies, Inc. 8.00% 11/1/2026[8]		22,165	22,632
Union Pacific Corp. 3.75% 7/15/2025		4,720	4,594
Union Pacific Corp. 2.40% 2/5/2030		1,931	1,674
Union Pacific Corp. 2.891% 4/6/2036		3,245	2,588
Union Pacific Corp. 2.95% 3/10/2052		5,000	3,444
United Airlines, Inc. 4.375% 4/15/2026[8]		7,700	7,298
United Airlines, Inc. 4.625% 4/15/2029[8]		18,680	16,920
United Rentals (North America), Inc. 5.25% 1/15/2030		6,840	6,522
United Rentals (North America), Inc. 3.875% 2/15/2031		8,600	7,421
United Rentals (North America), Inc. 3.75% 1/15/2032		4,750	4,027
Virgin Australia Holdings, Ltd. 7.875% 10/15/2021[8,13]		1,649	6
WESCO Distribution, Inc. 7.125% 6/15/2025[8]		5,905	5,978
WESCO Distribution, Inc. 7.25% 6/15/2028[8]		6,435	6,568
Westinghouse Air Brake Technologies Corp. 4.40% 3/15/2024[9]		1,491	1,475
WP CPP Holdings, LLC, Term Loan B, (1-month USD CME Term SOFR + 3.75%) 9.27% 4/30/2025[7,10]		7,980	7,439
XPO, Inc. 7.125% 6/1/2031[8]		6,765	6,852
			1,740,176

28	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Materials 1.07%
Air Products and Chemicals, Inc. 1.85% 5/15/2027	USD	1,857	$1,678
Alcoa Nederland Holding BV 5.50% 12/15/2027[8]		13,410	13,022
Alcoa Nederland Holding BV 4.125% 3/31/2029[8]		6,725	6,038
Anglo American Capital PLC 2.25% 3/17/2028[8]		6,553	5,676
Anglo American Capital PLC 2.625% 9/10/2030[8]		16,107	13,344
ARD Finance SA 6.50% Cash 6/30/2027[8,12]		16,497	13,423
Ardagh Metal Packaging Finance USA, LLC 4.00% 9/1/2029[8]		13,540	11,088
ATI, Inc. 4.875% 10/1/2029		30,055	27,460
ATI, Inc. 5.125% 10/1/2031		15,485	13,912
Avient Corp. 7.125% 8/1/2030[8]		6,900	6,962
Axalta Coating Systems, LLC 4.75% 6/15/2027[8]		14,076	13,438
Ball Corp. 6.875% 3/15/2028		30,745	31,482
Ball Corp. 6.00% 6/15/2029		22,810	22,839
Ball Corp. 3.125% 9/15/2031		20,755	17,058
BHP Billiton Finance (USA), Ltd. 4.90% 2/28/2033		7,083	7,060
CAN-PACK Spolka Akcyjna 3.875% 11/15/2029[8]		17,050	13,718
Celanese US Holdings, LLC 6.165% 7/15/2027		24,000	24,193
Celanese US Holdings, LLC 6.379% 7/15/2032		5,829	5,899
Cleveland-Cliffs, Inc. 6.75% 3/15/2026[8]		9,025	9,088
Cleveland-Cliffs, Inc. 7.00% 3/15/2027		1,300	1,298
Cleveland-Cliffs, Inc. 5.875% 6/1/2027		58,860	57,862
Cleveland-Cliffs, Inc. 4.625% 3/1/2029[8]		33,580	30,782
Cleveland-Cliffs, Inc. 6.75% 4/15/2030[8]		25,000	24,351
Cleveland-Cliffs, Inc. 4.875% 3/1/2031[8]		6,700	5,954
CRH America, Inc. 5.125% 5/18/2045[8]		350	318
CVR Partners, LP 6.125% 6/15/2028[8]		10,360	9,366
Dow Chemical Co. (The) 3.60% 11/15/2050		13,746	10,160
Element Solutions, Inc. 3.875% 9/1/2028[8]		21,085	18,653
First Quantum Minerals, Ltd. 7.50% 4/1/2025[8]		66,661	66,549
First Quantum Minerals, Ltd. 6.875% 3/1/2026[8]		70,093	69,212
First Quantum Minerals, Ltd. 6.875% 10/15/2027[8]		110,196	108,489
FXI Holdings, Inc. 12.25% 11/15/2026[8]		38,416	35,631
FXI Holdings, Inc. 12.25% 11/15/2026[8]		37,412	34,887
INEOS Finance PLC 6.75% 5/15/2028[8]		16,310	15,576
International Flavors & Fragrances, Inc. 1.832% 10/15/2027[8]		3,375	2,868
Kaiser Aluminum Corp. 4.625% 3/1/2028[8]		20,295	18,243
Linde, Inc. 1.10% 8/10/2030		4,407	3,489
LSB Industries, Inc. 6.25% 10/15/2028[8]		21,205	19,485
LYB International Finance III, LLC 2.25% 10/1/2030		2,924	2,394
LYB International Finance III, LLC 4.20% 5/1/2050		4,106	3,151
LYB International Finance III, LLC 3.625% 4/1/2051		4,924	3,417
Methanex Corp. 5.125% 10/15/2027		84,025	79,399
Mineral Resources, Ltd. 8.125% 5/1/2027[8]		6,650	6,664
Mineral Resources, Ltd. 8.00% 11/1/2027[8]		8,875	8,911
Mineral Resources, Ltd. 8.50% 5/1/2030[8]		30,090	30,441
Nova Chemicals Corp. 4.25% 5/15/2029[8]		9,800	8,155
Novelis Corp. 4.75% 1/30/2030[8]		27,653	24,882
Novelis Corp. 3.875% 8/15/2031[8]		21,782	18,161
SCIH Salt Holdings, Inc. 4.875% 5/1/2028[8]		54,585	48,910
SCIH Salt Holdings, Inc. 6.625% 5/1/2029[8]		28,925	25,171
Scotts Miracle-Gro Co. 4.50% 10/15/2029		18,840	16,551
Scotts Miracle-Gro Co. 4.375% 2/1/2032		21,605	17,520
Sealed Air Corp. 4.00% 12/1/2027[8]		19,239	17,742
Sealed Air Corp. 6.125% 2/1/2028[8]		28,890	28,786
Sherwin-Williams Co. 3.80% 8/15/2049		10,414	8,056
South32 Treasury, Ltd. 4.35% 4/14/2032[8]		2,793	2,445
SPCM SA 3.375% 3/15/2030[8]		3,990	3,309
Summit Materials, LLC 6.50% 3/15/2027[8]		9,760	9,721
Summit Materials, LLC 5.25% 1/15/2029[8]		12,425	11,736
Trivium Packaging Finance BV 5.50% 8/15/2026[8]		6,997	6,655
Trivium Packaging Finance BV 8.50% 8/15/2027[8]		5,615	5,408
Valvoline, Inc. 4.25% 2/15/2030[8]		11,680	11,501
Valvoline, Inc. 3.625% 6/15/2031[8]		14,104	11,628
Venator Finance SARL 9.50% 7/1/2025[8,13]		27,717	21,758
Venator Finance SARL 5.75% 7/15/2025[8,13]		59,725	3,882
Venator Finance SARL, Term Loan, 15.05% 9/14/2023[7,10]		21,221	21,858
Venator Finance SARL, Term Loan, (USD Prime Rate + 4.00%) 0% 8/8/2024[7,10,13]		3,233	1,772

The Income Fund of America	29

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
Warrior Met Coal, Inc. 7.875% 12/1/2028[8]	USD	40,810	$41,279
Westlake Corp. 5.00% 8/15/2046		350	302
Westlake Corp. 4.375% 11/15/2047		300	234
			1,292,350

Utilities 0.80%
Abu Dhabi National Energy Co. PJSC 4.375% 4/23/2025[8]		5,800	5,717
Abu Dhabi National Energy Co. PJSC 4.375% 6/22/2026[8]		200	196
AEP Transmission Co., LLC 3.65% 4/1/2050		250	195
AES Corp. 3.30% 7/15/2025[8]		17,950	17,086
American Electric Power Company, Inc. 4.30% 12/1/2028		3,300	3,168
American Water Capital Corp. 2.80% 5/1/2030		1,200	1,049
AmeriGas Partners, LP 5.50% 5/20/2025		6,850	6,654
Baltimore Gas and Electric Co. 4.55% 6/1/2052		1,950	1,737
Berkshire Hathaway Energy Company 4.60% 5/1/2053		3,263	2,771
Calpine Corp. 5.125% 3/15/2028[8]		12,315	11,181
Calpine Corp. 3.75% 3/1/2031[8]		12,570	10,315
Colbún SA 3.95% 10/11/2027[8]		1,554	1,471
Comision Federal de Electricidad 4.688% 5/15/2029[8]		14,525	13,268
Commonwealth Edison Co. 3.85% 3/15/2052		5,225	4,181
Consolidated Edison Company of New York, Inc. 3.60% 6/15/2061		8,390	6,009
Consumers Energy Co. 4.625% 5/15/2033		7,850	7,668
Dominion Energy, Inc., junior subordinated, 3.071% 8/15/2024		2,550	2,477
Duke Energy Carolinas, LLC 4.95% 1/15/2033		1,868	1,861
Duke Energy Corp. 4.50% 8/15/2032		10,434	9,849
Duke Energy Corp. 3.50% 6/15/2051		4,500	3,225
Duke Energy Indiana, LLC 4.90% 7/15/2043		14,785	14,001
Duke Energy Indiana, LLC 3.25% 10/1/2049		3,100	2,178
Duke Energy Progress, LLC 4.15% 12/1/2044		2,110	1,766
Edison International 3.55% 11/15/2024		20,475	19,850
Edison International 4.95% 4/15/2025		400	394
Edison International 5.75% 6/15/2027		6,745	6,795
Edison International 4.125% 3/15/2028		5,866	5,523
Edison International 5.25% 11/15/2028		6,900	6,805
Edison International 6.95% 11/15/2029		1,650	1,756
EDP Finance BV 3.625% 7/15/2024[8]		10,175	9,940
Electricité de France SA 6.25% 5/23/2033[8]		5,500	5,669
Electricité de France SA 4.75% 10/13/2035[8]		8,250	7,246
Electricité de France SA 4.875% 9/21/2038[8]		1,750	1,489
Electricité de France SA 6.90% 5/23/2053[8]		2,550	2,690
Electricité de France SA 9.125% 12/31/2079 (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033)[8,9]		3,400	3,583
Emera US Finance, LP 0.833% 6/15/2024		1,675	1,587
Emera US Finance, LP 2.639% 6/15/2031		2,100	1,685
Emera, Inc. 6.75% 6/15/2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[9,11]		36,024	35,167
Enel Generacion Chile SA 4.25% 4/15/2024		900	884
Enel SpA 8.75% 9/24/2073 (USD Semi Annual 30/360 (vs. 3-month USD-LIBOR) + 5.88% on 9/24/2023)[8,9,11]		37,337	37,186
Entergy Corp. 2.80% 6/15/2030		6,650	5,660
Entergy Louisiana, LLC 4.20% 9/1/2048		5,125	4,245
Eversource Energy 3.80% 12/1/2023		4,095	4,070
FirstEnergy Corp. 1.60% 1/15/2026		989	900
FirstEnergy Corp. 2.65% 3/1/2030		2,500	2,109
FirstEnergy Corp. 2.25% 9/1/2030		900	725
FirstEnergy Corp. 3.40% 3/1/2050		15,250	10,433
FirstEnergy Corp., Series B, 4.15% 7/15/2027		49,187	46,639
FirstEnergy Transmission, LLC 2.866% 9/15/2028[8]		10,750	9,475
Georgia Power Co. 2.65% 9/15/2029		450	391
Georgia Power Co. 3.70% 1/30/2050		1,862	1,441
Gulf Power Co. 3.30% 5/30/2027		600	566
Interstate Power and Light Co. 3.25% 12/1/2024		3,250	3,149
Israel Electric Corp., Ltd. 8.10% 12/15/2096[8]		4,905	5,915
Jersey Central Power & Light Co. 2.75% 3/1/2032[8]		1,025	846
Mid-Atlantic Interstate Transmission, LLC 4.10% 5/15/2028[8]		1,325	1,256
Mississippi Power Co. 3.95% 3/30/2028		6,437	6,085
Mississippi Power Co. 4.25% 3/15/2042		2,550	2,144
Monongahela Power Co. 3.55% 5/15/2027[8]		2,550	2,393

30	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
NextEra Energy Capital Holdings, Inc. 6.051% 3/1/2025	USD	2,975	$2,998
NiSource, Inc. 5.40% 6/30/2033		5,000	5,045
Northern States Power Co. 3.20% 4/1/2052		4,715	3,330
Northern States Power Co. 5.10% 5/15/2053		2,748	2,692
Pacific Gas and Electric Co. 4.25% 8/1/2023		10,400	10,400
Pacific Gas and Electric Co. 1.70% 11/15/2023		6,950	6,862
Pacific Gas and Electric Co. 3.85% 11/15/2023		8,710	8,658
Pacific Gas and Electric Co. 3.40% 8/15/2024		4,510	4,388
Pacific Gas and Electric Co. 3.50% 6/15/2025		1,498	1,424
Pacific Gas and Electric Co. 3.15% 1/1/2026		43,225	40,338
Pacific Gas and Electric Co. 2.95% 3/1/2026		22,350	20,599
Pacific Gas and Electric Co. 3.30% 3/15/2027		10,999	10,016
Pacific Gas and Electric Co. 2.10% 8/1/2027		1,034	892
Pacific Gas and Electric Co. 3.30% 12/1/2027		28,000	24,939
Pacific Gas and Electric Co. 3.00% 6/15/2028		7,415	6,452
Pacific Gas and Electric Co. 3.75% 7/1/2028		16,225	14,640
Pacific Gas and Electric Co. 4.65% 8/1/2028		10,211	9,483
Pacific Gas and Electric Co. 6.10% 1/15/2029		8,590	8,545
Pacific Gas and Electric Co. 4.55% 7/1/2030		64,037	58,222
Pacific Gas and Electric Co. 2.50% 2/1/2031		29,216	23,107
Pacific Gas and Electric Co. 3.25% 6/1/2031		5,850	4,797
Pacific Gas and Electric Co. 6.15% 1/15/2033		5,375	5,310
Pacific Gas and Electric Co. 6.40% 6/15/2033		8,620	8,668
Pacific Gas and Electric Co. 3.30% 8/1/2040		4,050	2,789
Pacific Gas and Electric Co. 3.75% 8/15/2042		17,045	11,857
Pacific Gas and Electric Co. 3.50% 8/1/2050		5,080	3,296
Pacific Gas and Electric Co. 6.75% 1/15/2053		2,638	2,645
PacifiCorp 4.125% 1/15/2049		11,000	8,387
PacifiCorp 3.30% 3/15/2051		1,150	764
PG&E Corp. 5.00% 7/1/2028		46,990	43,522
PG&E Corp. 5.25% 7/1/2030		56,940	51,189
Progress Energy, Inc. 7.00% 10/30/2031		4,000	4,363
Public Service Company of Colorado 5.25% 4/1/2053		1,236	1,185
Public Service Electric and Gas Co. 3.15% 1/1/2050		1,950	1,411
Southern California Edison Co. 1.10% 4/1/2024		5,000	4,843
Southern California Edison Co. 3.70% 8/1/2025		450	436
Southern California Edison Co. 4.70% 6/1/2027		1,259	1,242
Southern California Edison Co. 4.20% 3/1/2029		14,250	13,612
Southern California Edison Co. 2.85% 8/1/2029		8,900	7,857
Southern California Edison Co. 2.25% 6/1/2030		176	148
Southern California Edison Co. 2.75% 2/1/2032		5,656	4,726
Southern California Edison Co. 5.75% 4/1/2035		4,400	4,445
Southern California Edison Co. 5.35% 7/15/2035		17,725	17,608
Southern California Edison Co. 5.625% 2/1/2036		16,750	16,606
Southern California Edison Co. 5.55% 1/15/2037		3,556	3,512
Southern California Edison Co. 5.95% 2/1/2038		9,331	9,600
Southern California Edison Co. 4.50% 9/1/2040		19,690	17,008
Southern California Edison Co. 3.60% 2/1/2045		11,875	8,706
Southern California Edison Co. 4.00% 4/1/2047		9,817	7,888
Southern California Edison Co. 4.125% 3/1/2048		3,150	2,563
Southern California Edison Co. 3.45% 2/1/2052		2,181	1,545
Southwestern Electric Power Co. 1.65% 3/15/2026		5,075	4,619
Talen Energy Supply, LLC 8.625% 6/1/2030[8]		11,294	11,734
The Cleveland Electric Illuminating Co. 3.50% 4/1/2028[8]		2,500	2,302
The Southern Co. 4.25% 7/1/2036		1,300	1,154
The Southern Co. 4.40% 7/1/2046		2,100	1,794
Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[8]		20,300	17,596
Virginia Electric & Power 2.40% 3/30/2032		4,275	3,495
Wisconsin Power and Light Co. 3.65% 4/1/2050		350	262
Xcel Energy, Inc. 1.75% 3/15/2027		398	353
Xcel Energy, Inc. 2.60% 12/1/2029		3,500	3,014
Xcel Energy, Inc. 2.35% 11/15/2031		2,525	2,010
			968,605

The Income Fund of America	31

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples 0.67%
7-Eleven, Inc. 0.80% 2/10/2024[8]	USD	11,565	$11,254
7-Eleven, Inc. 0.95% 2/10/2026[8]		4,700	4,221
7-Eleven, Inc. 1.30% 2/10/2028[8]		6,710	5,691
Albertsons Companies, Inc. 3.50% 3/15/2029[8]		10,585	9,227
Altria Group, Inc. 5.80% 2/14/2039		16,525	16,278
Altria Group, Inc. 3.875% 9/16/2046		2,725	1,947
Altria Group, Inc. 3.70% 2/4/2051		7,153	4,794
Anheuser-Busch InBev Worldwide, Inc. 4.00% 4/13/2028		8,025	7,748
Anheuser-Busch InBev Worldwide, Inc. 4.95% 1/15/2042		9,095	8,851
Anheuser-Busch InBev Worldwide, Inc. 4.60% 4/15/2048		700	641
Anheuser-Busch InBev Worldwide, Inc. 5.55% 1/23/2049		3,550	3,688
Anheuser-Busch InBev Worldwide, Inc. 4.50% 6/1/2050		3,400	3,108
B&G Foods, Inc. 5.25% 4/1/2025		13,940	13,293
B&G Foods, Inc. 5.25% 9/15/2027		21,515	18,580
BAT Capital Corp. 3.222% 8/15/2024		8,000	7,788
BAT Capital Corp. 3.215% 9/6/2026		8,308	7,774
BAT Capital Corp. 3.557% 8/15/2027		1,479	1,375
BAT Capital Corp. 2.259% 3/25/2028		9,610	8,314
BAT Capital Corp. 6.343% 8/2/2030		7,429	7,429
BAT Capital Corp. 4.742% 3/16/2032		8,000	7,265
BAT Capital Corp. 6.421% 8/2/2033		4,617	4,617
BAT Capital Corp. 4.39% 8/15/2037		1,873	1,482
BAT Capital Corp. 7.079% 8/2/2043		3,363	3,363
BAT Capital Corp. 4.54% 8/15/2047		13,948	10,389
BAT Capital Corp. 5.282% 4/2/2050		1,700	1,396
BAT Capital Corp. 3.984% 9/25/2050		4,996	3,390
BAT Capital Corp. 7.081% 8/2/2053		3,239	3,239
BAT International Finance PLC 3.95% 6/15/2025[8]		13,039	12,631
BAT International Finance PLC 1.668% 3/25/2026		8,990	8,152
BAT International Finance PLC 4.448% 3/16/2028		8,000	7,659
BAT International Finance PLC 5.931% 2/2/2029		10,545	10,545
Central Garden & Pet Co. 4.125% 10/15/2030		22,866	19,461
Central Garden & Pet Co. 4.125% 4/30/2031[8]		14,745	12,323
Conagra Brands, Inc. 1.375% 11/1/2027		2,000	1,703
Constellation Brands, Inc. 2.25% 8/1/2031		4,463	3,615
Coty, Inc. 5.00% 4/15/2026[8]		2,000	1,932
Coty, Inc. 4.75% 1/15/2029[8]		14,380	13,351
Darling Ingredients, Inc. 5.25% 4/15/2027[8]		19,295	18,784
Darling Ingredients, Inc. 6.00% 6/15/2030[8]		14,615	14,408
Energizer Holdings, Inc. 4.375% 3/31/2029[8]		29,890	25,938
Imperial Brands Finance PLC 6.125% 7/27/2027[8]		4,745	4,780
Ingles Markets, Inc. 4.00% 6/15/2031[8]		21,200	17,968
JBS USA Lux SA 2.50% 1/15/2027[8]		12,702	11,422
JBS USA Lux SA 3.00% 2/2/2029[8]		9,210	7,904
JBS USA Lux SA 5.50% 1/15/2030[8]		1,120	1,084
JBS USA Lux SA 3.625% 1/15/2032[8]		5,113	4,239
JBS USA Lux SA 3.00% 5/15/2032[8]		9,000	7,066
JBS USA Lux SA 5.75% 4/1/2033[8]		8,777	8,442
Kronos Acquisition Holdings, Inc. 5.00% 12/31/2026[8]		39,332	36,616
Kronos Acquisition Holdings, Inc. 7.00% 12/31/2027[8]		15,070	13,282
Lamb Weston Holdings, Inc. 4.125% 1/31/2030[8]		33,025	29,176
Nestle Holdings, Inc. 4.85% 3/14/2033[8]		22,000	22,385
Nestle Skin Health SA, Term Loan B3, (3-month USD CME Term SOFR + 3.75%) 9.092% 10/1/2026[7,10]		45,450	45,450
PepsiCo, Inc. 2.625% 10/21/2041		12,500	9,361
PepsiCo, Inc. 3.625% 3/19/2050		3,109	2,597
PepsiCo, Inc. 2.75% 10/21/2051		6,891	4,858
Performance Food Group, Inc. 5.50% 10/15/2027[8]		12,980	12,581
Performance Food Group, Inc. 4.25% 8/1/2029[8]		12,645	11,244
Philip Morris International, Inc. 4.875% 2/13/2026		23,413	23,267
Philip Morris International, Inc. 0.875% 5/1/2026		10,101	9,045
Philip Morris International, Inc. 5.125% 11/17/2027		6,947	6,968
Philip Morris International, Inc. 4.875% 2/15/2028		22,250	22,038
Philip Morris International, Inc. 5.625% 11/17/2029		3,350	3,429
Philip Morris International, Inc. 5.125% 2/15/2030		12,323	12,251
Philip Morris International, Inc. 1.75% 11/1/2030		9,986	7,900
Post Holdings, Inc. 5.625% 1/15/2028[8]		9,935	9,610

32	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
Post Holdings, Inc. 5.50% 12/15/2029[8]	USD	20,825	$19,358
Post Holdings, Inc. 4.625% 4/15/2030[8]		42,641	37,615
Prestige Brands, Inc. 5.125% 1/15/2028[8]		8,162	7,803
Prestige Brands, Inc. 3.75% 4/1/2031[8]		8,045	6,765
Reynolds American, Inc. 5.70% 8/15/2035		3,130	2,954
Reynolds American, Inc. 5.85% 8/15/2045		15,099	13,536
Simmons Foods, Inc. 4.625% 3/1/2029[8]		35,247	29,466
United Natural Foods, Inc. 6.75% 10/15/2028[8]		4,500	3,753
US Foods, Inc. 4.625% 6/1/2030[8]		12,455	11,214
			805,071

Real estate 0.67%
Alexandria Real Estate Equities, Inc. 3.95% 1/15/2028		975	915
Alexandria Real Estate Equities, Inc. 2.75% 12/15/2029		4,851	4,128
Alexandria Real Estate Equities, Inc. 3.375% 8/15/2031		2,375	2,059
Alexandria Real Estate Equities, Inc. 1.875% 2/1/2033		7,073	5,208
American Tower Corp. 1.45% 9/15/2026		9,408	8,349
American Tower Corp. 3.55% 7/15/2027		2,525	2,353
American Tower Corp. 2.30% 9/15/2031		2,500	1,990
American Tower Corp. 2.95% 1/15/2051		5,000	3,130
Anywhere Real Estate Group, LLC 5.75% 1/15/2029[8]		19,335	14,328
Anywhere Real Estate Group, LLC 5.25% 4/15/2030[8]		20,205	14,582
Boston Properties, LP 3.65% 2/1/2026		6,056	5,686
Boston Properties, LP 2.75% 10/1/2026		2,695	2,433
Boston Properties, LP 6.75% 12/1/2027		25,000	25,593
Boston Properties, LP 2.90% 3/15/2030		2,310	1,888
Boston Properties, LP 3.25% 1/30/2031		1,121	925
Boston Properties, LP 2.55% 4/1/2032		6,275	4,783
Boston Properties, LP 2.45% 10/1/2033		1,719	1,244
Boston Properties, LP 6.50% 1/15/2034		32,801	33,228
Brookfield Property REIT, Inc. 5.75% 5/15/2026[8]		17,810	16,727
Brookfield Property REIT, Inc. 4.50% 4/1/2027[8]		7,860	6,809
Corporate Office Properties, LP 2.75% 4/15/2031		9,064	6,981
Corporate Office Properties, LP 2.90% 12/1/2033		1,275	914
Equinix, Inc. 1.45% 5/15/2026		15,835	14,213
Equinix, Inc. 3.40% 2/15/2052		828	575
Essex Portfolio, LP 3.875% 5/1/2024		5,900	5,801
Essex Portfolio, LP 3.50% 4/1/2025		1,920	1,855
Extra Space Storage, LP 2.35% 3/15/2032		2,199	1,734
GLP Capital, LP 3.35% 9/1/2024		2,526	2,452
Howard Hughes Corp. 5.375% 8/1/2028[8]		62,215	57,151
Howard Hughes Corp. 4.125% 2/1/2029[8]		35,555	30,085
Howard Hughes Corp. 4.375% 2/1/2031[8]		61,765	50,875
Invitation Homes Operating Partnership, LP 2.00% 8/15/2031		3,800	2,937
Iron Mountain, Inc. 4.875% 9/15/2027[8]		10,665	10,013
Iron Mountain, Inc. 5.25% 3/15/2028[8]		17,489	16,422
Iron Mountain, Inc. 5.00% 7/15/2028[8]		15,096	13,994
Iron Mountain, Inc. 4.875% 9/15/2029[8]		9,300	8,397
Iron Mountain, Inc. 5.25% 7/15/2030[8]		33,830	30,613
Iron Mountain, Inc. 4.50% 2/15/2031[8]		28,900	24,943
Kennedy-Wilson, Inc. 4.75% 3/1/2029		66,867	54,575
Kennedy-Wilson, Inc. 4.75% 2/1/2030		46,356	36,221
Kennedy-Wilson, Inc. 5.00% 3/1/2031		53,703	41,678
Ladder Capital Finance Holdings LLLP 5.25% 10/1/2025[8]		4,494	4,312
Ladder Capital Finance Holdings LLLP 4.25% 2/1/2027[8]		26,434	23,805
Ladder Capital Finance Holdings LLLP 4.75% 6/15/2029[8]		4,045	3,414
MPT Operating Partnership, LP 5.00% 10/15/2027		6,300	5,529
MPT Operating Partnership, LP 3.50% 3/15/2031		5,178	3,742
Park Intermediate Holdings, LLC 4.875% 5/15/2029[8]		14,600	12,770
Prologis, LP 4.875% 6/15/2028		10,841	10,794
Prologis, LP 4.75% 6/15/2033		7,957	7,738
Prologis, LP 5.125% 1/15/2034		9,000	9,004
Prologis, LP 5.25% 6/15/2053		3,413	3,373
Public Storage 1.85% 5/1/2028		8,037	6,997
Public Storage 1.95% 11/9/2028		8,107	6,993
Public Storage 2.30% 5/1/2031		6,742	5,603
RHP Hotel Properties, LP 4.50% 2/15/2029[8]		18,765	16,741

The Income Fund of America	33

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Real estate (continued)
RLJ Lodging Trust, LP 4.00% 9/15/2029[8]	USD	17,780	$14,919
Scentre Group Trust 1 3.50% 2/12/2025[8]		5,455	5,251
Scentre Group Trust 1 3.25% 10/28/2025[8]		10,365	9,792
Scentre Group Trust 1 3.75% 3/23/2027[8]		3,000	2,826
Service Properties Trust 4.35% 10/1/2024		8,540	8,208
Service Properties Trust 4.50% 3/15/2025		11,470	10,822
Service Properties Trust 4.75% 10/1/2026		1,185	1,039
Service Properties Trust 4.95% 2/15/2027		1,748	1,501
Service Properties Trust 3.95% 1/15/2028		2,995	2,349
Service Properties Trust 4.95% 10/1/2029		5,122	3,950
Service Properties Trust 4.375% 2/15/2030		2,760	2,056
Sun Communities Operating, LP 2.30% 11/1/2028		6,066	5,107
Sun Communities Operating, LP 2.70% 7/15/2031		2,191	1,747
VICI Properties, LP 3.50% 2/15/2025[8]		1,320	1,269
VICI Properties, LP 4.625% 6/15/2025[8]		11,545	11,221
VICI Properties, LP 4.25% 12/1/2026[8]		3,660	3,451
VICI Properties, LP 3.875% 2/15/2029[8]		14,460	12,832
VICI Properties, LP 4.625% 12/1/2029[8]		140	128
VICI Properties, LP 4.125% 8/15/2030[8]		14,885	13,213
			801,283

Information technology 0.53%
Almonde, Inc., Term Loan B, (3-month USD-LIBOR + 3.50%) 9.231% 6/13/2024[7,10,11]		26,879	26,110
Almonde, Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 12.981% 6/13/2025[7,10,11]		46,175	42,384
Analog Devices, Inc. 1.70% 10/1/2028		4,459	3,836
Analog Devices, Inc. 2.10% 10/1/2031		3,937	3,250
Analog Devices, Inc. 2.80% 10/1/2041		4,586	3,373
Analog Devices, Inc. 2.95% 10/1/2051		5,668	3,948
Booz Allen Hamilton, Inc. 4.00% 7/1/2029[8]		17,037	15,434
Broadcom Corp. 3.875% 1/15/2027		6,974	6,653
Broadcom, Inc. 3.15% 11/15/2025		954	910
Broadcom, Inc. 4.00% 4/15/2029[8]		1,610	1,493
Broadcom, Inc. 4.15% 4/15/2032[8]		5,623	5,087
Broadcom, Inc. 3.419% 4/15/2033[8]		3,146	2,633
Broadcom, Inc. 3.469% 4/15/2034[8]		13,949	11,450
Broadcom, Inc. 3.187% 11/15/2036[8]		1,250	946
Broadcom, Inc. 4.926% 5/15/2037[8]		24,469	22,252
Cloud Software Group, Inc. 9.00% 9/30/2029[8]		17,200	15,428
CommScope Technologies, LLC 6.00% 6/15/2025[8]		1,635	1,485
CommScope Technologies, LLC 5.00% 3/15/2027[8]		11,425	7,634
CommScope, Inc. 6.00% 3/1/2026[8]		37,400	34,365
CommScope, Inc. 8.25% 3/1/2027[8]		13,909	10,545
CommScope, Inc. 7.125% 7/1/2028[8]		7,651	5,058
Diebold Nixdorf, Inc. 9.375% 7/15/2025[8,13]		88,594	16,943
Diebold Nixdorf, Inc., units, 8.50% PIK or 8.50% Cash 10/15/2026[8,12,13]		61,649	925
Diebold Nixdorf, Inc., Term Loan B1, (USD-SOFR + 7.50%) 12.641% 10/2/2023[7,10]		103,875	100,759
Diebold Nixdorf, Inc., Term Loan B2, (USD-SOFR + 7.50%) 12.641% 10/2/2023[7,10]		66,459	64,465
Diebold Nixdorf, Inc., Term Loan, (3-month USD CME Term SOFR + 5.25%) 10.479% 7/15/2025[7,10,13]		96,372	17,829
Entegris Escrow Corp. 4.75% 4/15/2029[8]		9,145	8,540
Entegris, Inc. 3.625% 5/1/2029[8]		30,000	25,991
Fair Isaac Corp. 4.00% 6/15/2028[8]		22,105	20,307
Gartner, Inc. 4.50% 7/1/2028[8]		17,125	16,025
Gartner, Inc. 3.625% 6/15/2029[8]		6,543	5,772
Gartner, Inc. 3.75% 10/1/2030[8]		5,300	4,625
Hughes Satellite Systems Corp. 5.25% 8/1/2026		12,275	11,427
Intel Corp. 5.20% 2/10/2033		12,500	12,650
Intel Corp. 5.70% 2/10/2053		8,250	8,418
Microsoft Corp. 2.875% 2/6/2024		6,865	6,774
Microsoft Corp. 2.921% 3/17/2052		6,000	4,389
NCR Corp. 5.125% 4/15/2029[8]		14,700	13,159
Oracle Corp. 3.60% 4/1/2050		4,394	3,126
Oracle Corp. 5.55% 2/6/2053		4,050	3,887
Rocket Software, Inc. 6.50% 2/15/2029[8]		13,500	11,545
Simon Property Group, LP 3.50% 9/1/2025		3,750	3,614
Simon Property Group, LP 2.65% 7/15/2030		4,100	3,481
Synaptics, Inc. 4.00% 6/15/2029[8]		3,700	3,198

34	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Corporate bonds, notes & loans (continued)
Information technology (continued)
Tibco Software, Inc., Term Loan A, (3-month USD CME Term SOFR + 4.50%) 9.842% 9/29/2028[7,10]	USD	19,874		$19,120
Unisys Corp. 6.875% 11/1/2027[8]		3,200		2,616
Viasat, Inc. 5.625% 9/15/2025[8]		5,018		4,710
Viasat, Inc. 5.625% 4/15/2027[8]		1,775		1,602
Viasat, Inc. 6.50% 7/15/2028[8]		8,970		6,917
Viavi Solutions, Inc. 3.75% 10/1/2029[8]		4,675		4,016
Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[2,6,9]		11,510		11,626
				642,730

Total corporate bonds, notes & loans				19,445,918

Mortgage-backed obligations 3.98%
Federal agency mortgage-backed obligations 3.65%
Fannie Mae Pool #995265 5.50% 1/1/2024[14]		—	[3]	—	[3]
Fannie Mae Pool #932119 4.50% 11/1/2024[14]		43		43
Fannie Mae Pool #AD3149 4.50% 4/1/2025[14]		20		20
Fannie Mae Pool #AD6392 4.50% 5/1/2025[14]		43		42
Fannie Mae Pool #AD5692 4.50% 5/1/2025[14]		24		23
Fannie Mae Pool #AD6119 4.50% 6/1/2025[14]		25		25
Fannie Mae Pool #AD8191 4.00% 9/1/2025[14]		34		34
Fannie Mae Pool #AI6180 4.00% 7/1/2026[14]		27		27
Fannie Mae Pool #AL2940 3.50% 11/1/2027[14]		113		109
Fannie Mae Pool #AL8347 4.00% 3/1/2029[14]		100		98
Fannie Mae Pool #FM8013 5.50% 4/1/2031[14]		279		278
Fannie Mae Pool #BM1231 3.50% 11/1/2031[14]		110		107
Fannie Mae Pool #BJ5674 3.00% 1/1/2033[14]		146		137
Fannie Mae Pool #254767 5.50% 6/1/2033[14]		96		98
Fannie Mae Pool #BJ6249 4.00% 9/1/2033[14]		137		133
Fannie Mae Pool #MA3541 4.00% 12/1/2033[14]		124		121
Fannie Mae Pool #BN1085 4.00% 1/1/2034[14]		8		8
Fannie Mae Pool #MA3611 4.00% 3/1/2034[14]		53		52
Fannie Mae Pool #735228 5.50% 2/1/2035[14]		83		84
Fannie Mae Pool #878099 6.00% 4/1/2036[14]		121		126
Fannie Mae Pool #880426 6.00% 4/1/2036[14]		56		56
Fannie Mae Pool #256308 6.00% 7/1/2036[14]		125		130
Fannie Mae Pool #888795 5.50% 11/1/2036[14]		566		580
Fannie Mae Pool #AS8554 3.00% 12/1/2036[14]		10,550		9,696
Fannie Mae Pool #BE4703 3.00% 12/1/2036[14]		536		492
Fannie Mae Pool #936999 6.00% 7/1/2037[14]		330		335
Fannie Mae Pool #945832 6.50% 8/1/2037[14]		57		58
Fannie Mae Pool #888637 6.00% 9/1/2037[14]		865		896
Fannie Mae Pool #950991 6.00% 10/1/2037[14]		241		244
Fannie Mae Pool #995674 6.00% 5/1/2038[14]		483		500
Fannie Mae Pool #929964 6.00% 9/1/2038[14]		272		282
Fannie Mae Pool #AE0967 3.50% 6/1/2039[14]		80		75
Fannie Mae Pool #AC0479 6.00% 9/1/2039[14]		236		241
Fannie Mae Pool #AE0443 6.50% 10/1/2039[14]		104		108
Fannie Mae Pool #932274 4.50% 12/1/2039[14]		4,328		4,245
Fannie Mae Pool #AD4927 5.00% 6/1/2040[14]		1,290		1,296
Fannie Mae Pool #AE4483 4.00% 9/1/2040[14]		1,147		1,098
Fannie Mae Pool #AE8073 4.00% 12/1/2040[14]		99		95
Fannie Mae Pool #AE0828 3.50% 2/1/2041[14]		33		30
Fannie Mae Pool #AB2470 4.50% 3/1/2041[14]		15		15
Fannie Mae Pool #AI3422 5.00% 5/1/2041[14]		53		53
Fannie Mae Pool #AI4836 5.00% 6/1/2041[14]		46		46
Fannie Mae Pool #MA4387 2.00% 7/1/2041[14]		11,769		9,982
Fannie Mae Pool #AI5571 5.00% 7/1/2041[14]		39		39
Fannie Mae Pool #AI8482 5.00% 8/1/2041[14]		51		51
Fannie Mae Pool #AJ0257 4.00% 9/1/2041[14]		36		35
Fannie Mae Pool #AJ4154 4.00% 11/1/2041[14]		103		99
Fannie Mae Pool #AB4050 4.00% 12/1/2041[14]		197		189
Fannie Mae Pool #AJ4189 4.00% 12/1/2041[14]		115		111
Fannie Mae Pool #FS0305 1.50% 1/1/2042[14]		39,187		31,629
Fannie Mae Pool #890407 4.00% 2/1/2042[14]		266		256
Fannie Mae Pool #AL2745 4.00% 3/1/2042[14]		792		760
Fannie Mae Pool #AB5377 3.50% 6/1/2042[14]		11,629		10,833
Fannie Mae Pool #AO9140 3.50% 7/1/2042[14]		3,906		3,639

The Income Fund of America	35

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #AU3742 3.50% 8/1/2043[14]	USD	7,559	$7,031
Fannie Mae Pool #AU8813 4.00% 11/1/2043[14]		1,437	1,389
Fannie Mae Pool #AU9348 4.00% 11/1/2043[14]		1,008	973
Fannie Mae Pool #AU9350 4.00% 11/1/2043[14]		819	786
Fannie Mae Pool #FM9416 3.50% 7/1/2045[14]		27,247	25,217
Fannie Mae Pool #AL8354 3.50% 10/1/2045[14]		4,241	3,929
Fannie Mae Pool #BC0157 3.50% 1/1/2046[14]		19,918	18,430
Fannie Mae Pool #AL8522 3.50% 5/1/2046[14]		9,118	8,437
Fannie Mae Pool #AS8310 3.00% 11/1/2046[14]		1,517	1,362
Fannie Mae Pool #BM1179 3.00% 4/1/2047[14]		1,790	1,602
Fannie Mae Pool #947661 6.50% 10/1/2047[14]		32	32
Fannie Mae Pool #947554 7.00% 10/1/2047[14]		134	140
Fannie Mae Pool #920015 7.00% 10/1/2047[14]		34	36
Fannie Mae Pool #CA0770 3.50% 11/1/2047[14]		295	271
Fannie Mae Pool #257036 7.00% 11/1/2047[14]		9	10
Fannie Mae Pool #CA0854 3.50% 12/1/2047[14]		5,785	5,334
Fannie Mae Pool #BM4413 4.50% 12/1/2047[14]		3,211	3,140
Fannie Mae Pool #FM7341 4.00% 3/1/2048[14]		28	26
Fannie Mae Pool #CA1542 4.00% 4/1/2048[14]		5,222	4,963
Fannie Mae Pool #BF0293 3.00% 7/1/2048[14]		8,602	7,623
Fannie Mae Pool #BF0318 3.50% 8/1/2048[14]		7,084	6,507
Fannie Mae Pool #FM1784 4.00% 9/1/2048[14]		7,218	6,850
Fannie Mae Pool #CA3184 4.00% 3/1/2049[14]		9,520	9,055
Fannie Mae Pool #FM3280 3.50% 5/1/2049[14]		7,088	6,560
Fannie Mae Pool #CA3807 3.00% 7/1/2049[14]		1,761	1,570
Fannie Mae Pool #CA3806 3.00% 7/1/2049[14]		1,169	1,045
Fannie Mae Pool #CA3814 3.50% 7/1/2049[14]		31,473	29,120
Fannie Mae Pool #CA3976 4.00% 8/1/2049[14]		53,617	50,847
Fannie Mae Pool #FM1668 4.00% 8/1/2049[14]		5,552	5,263
Fannie Mae Pool #CA4112 3.50% 9/1/2049[14]		35,012	32,394
Fannie Mae Pool #FM1589 3.50% 9/1/2049[14]		2,994	2,747
Fannie Mae Pool #CA4432 4.00% 10/1/2049[14]		6,097	5,773
Fannie Mae Pool #FM1954 3.50% 11/1/2049[14]		4,623	4,241
Fannie Mae Pool #CA4756 3.00% 12/1/2049[14]		21,386	18,998
Fannie Mae Pool #CA4802 3.50% 12/1/2049[14]		26,239	24,256
Fannie Mae Pool #CA4804 3.50% 12/1/2049[14]		23,069	21,273
Fannie Mae Pool #FM2092 3.50% 12/1/2049[14]		13,006	11,996
Fannie Mae Pool #CA5968 2.50% 6/1/2050[14]		17,592	15,076
Fannie Mae Pool #CA6349 3.00% 7/1/2050[14]		3,076	2,711
Fannie Mae Pool #CA6593 2.50% 8/1/2050[14]		771	660
Fannie Mae Pool #CA6740 3.00% 8/1/2050[14]		1,782	1,569
Fannie Mae Pool #MA4119 2.00% 9/1/2050[14]		73,516	59,843
Fannie Mae Pool #BQ1226 2.00% 9/1/2050[14]		15,746	12,817
Fannie Mae Pool #CA7028 2.50% 9/1/2050[14]		2,651	2,270
Fannie Mae Pool #CA7052 3.00% 9/1/2050[14]		657	579
Fannie Mae Pool #MA4158 2.00% 10/1/2050[14]		50,002	40,749
Fannie Mae Pool #CA7381 3.00% 10/1/2050[14]		2,796	2,462
Fannie Mae Pool #CA7599 2.50% 11/1/2050[14]		46,728	40,058
Fannie Mae Pool #CA7737 2.50% 11/1/2050[14]		19,541	16,546
Fannie Mae Pool #FM4897 3.00% 11/1/2050[14]		30,007	26,871
Fannie Mae Pool #MA4208 2.00% 12/1/2050[14]		46,598	37,931
Fannie Mae Pool #CA8130 2.50% 12/1/2050[14]		16,679	14,164
Fannie Mae Pool #FM5173 2.50% 12/1/2050[14]		9,145	7,760
Fannie Mae Pool #CA8046 3.00% 12/1/2050[14]		8,836	7,913
Fannie Mae Pool #CA8285 3.00% 12/1/2050[14]		2,887	2,578
Fannie Mae Pool #FM5166 3.00% 12/1/2050[14]		1,869	1,646
Fannie Mae Pool #MA4237 2.00% 1/1/2051[14]		13,636	11,065
Fannie Mae Pool #CA8480 2.50% 1/1/2051[14]		70,574	60,682
Fannie Mae Pool #CA8601 2.50% 1/1/2051[14]		48,583	41,174
Fannie Mae Pool #CA8828 2.50% 2/1/2051[14]		42,926	36,700
Fannie Mae Pool #FM5778 2.50% 2/1/2051[14]		9,943	8,437
Fannie Mae Pool #CA9302 3.00% 2/1/2051[14]		41,703	37,451
Fannie Mae Pool #CA8969 3.00% 2/1/2051[14]		3,807	3,352
Fannie Mae Pool #CA8968 3.00% 2/1/2051[14]		746	658
Fannie Mae Pool #MA4282 2.50% 3/1/2051[14]		1,467	1,244
Fannie Mae Pool #CB0290 2.00% 4/1/2051[14]		15,195	12,363
Fannie Mae Pool #MA4306 2.50% 4/1/2051[14]		4,142	3,511

36	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CB0191 3.00% 4/1/2051[14]	USD	12,357		$10,883
Fannie Mae Pool #CB0193 3.00% 4/1/2051[14]		1,519		1,338
Fannie Mae Pool #MA4325 2.00% 5/1/2051[14]		191,211		155,252
Fannie Mae Pool #CB0449 2.00% 5/1/2051[14]		135,240		109,796
Fannie Mae Pool #BT1364 3.00% 5/1/2051[14]		1,786		1,573
Fannie Mae Pool #FM7909 3.00% 6/1/2051[14]		1,195		1,052
Fannie Mae Pool #FM7873 2.00% 7/1/2051[14]		12,679		10,307
Fannie Mae Pool #CB1304 3.00% 8/1/2051[14]		1,331		1,178
Fannie Mae Pool #FS4628 3.00% 10/1/2051[14]		2,619		2,307
Fannie Mae Pool #CB2099 3.00% 11/1/2051[14]		2,319		2,032
Fannie Mae Pool #CB2319 2.50% 12/1/2051[14]		4,692		4,007
Fannie Mae Pool #CB2375 2.50% 12/1/2051[14]		4,646		3,961
Fannie Mae Pool #BT9483 2.50% 12/1/2051[14]		2,268		1,937
Fannie Mae Pool #CB2372 2.50% 12/1/2051[14]		2,262		1,929
Fannie Mae Pool #BT9510 2.50% 12/1/2051[14]		1,802		1,541
Fannie Mae Pool #CB2286 2.50% 12/1/2051[14]		1,053		897
Fannie Mae Pool #BV3080 2.00% 2/1/2052[14]		57,512		46,691
Fannie Mae Pool #BV3076 2.00% 2/1/2052[14]		40,355		32,753
Fannie Mae Pool #CB2765 2.00% 2/1/2052[14]		30,646		24,995
Fannie Mae Pool #FS0647 3.00% 2/1/2052[14]		65,441		58,309
Fannie Mae Pool #FS1194 3.00% 2/1/2052[14]		12,679		11,315
Fannie Mae Pool #BV1089 4.00% 2/1/2052[14]		44		41
Fannie Mae Pool #CB3177 3.50% 3/1/2052[14]		52,399		47,556
Fannie Mae Pool #CB3417 3.50% 4/1/2052[14]		24,120		21,893
Fannie Mae Pool #MA4842 5.50% 12/1/2052[14]		4,271		4,249
Fannie Mae Pool #FS4947 4.00% 1/1/2053[14]		777		726
Fannie Mae Pool #MA4919 5.50% 2/1/2053[14]		619		615
Fannie Mae Pool #FS4563 5.00% 5/1/2053[14]		1,910		1,867
Fannie Mae Pool #MA5010 5.50% 5/1/2053[14]		105		104
Fannie Mae Pool #MA5039 5.50% 6/1/2053[14]		375		373
Fannie Mae Pool #CB6491 6.50% 6/1/2053[14]		3,080		3,154
Fannie Mae Pool #FS4652 6.50% 6/1/2053[14]		2,913		2,972
Fannie Mae Pool #CB6490 6.50% 6/1/2053[14]		1,053		1,074
Fannie Mae Pool #CB6468 6.50% 6/1/2053[14]		767		784
Fannie Mae Pool #MA5071 5.00% 7/1/2053[14]		8,862		8,661
Fannie Mae Pool #MA5072 5.50% 7/1/2053[14]		1,409		1,400
Fannie Mae Pool #BF0167 3.00% 2/1/2057[14]		834		733
Fannie Mae Pool #BF0145 3.50% 3/1/2057[14]		14,845		13,541
Fannie Mae Pool #BF0264 3.50% 5/1/2058[14]		12,504		11,344
Fannie Mae Pool #BF0332 3.00% 1/1/2059[14]		65,607		57,644
Fannie Mae Pool #BM6736 4.50% 11/1/2059[14]		21,673		20,891
Fannie Mae Pool #BF0497 3.00% 7/1/2060[14]		15,113		12,830
Fannie Mae Pool #BF0548 3.00% 7/1/2061[14]		5,613		4,839
Fannie Mae, Series 2001-4, Class GA, 9.00% 4/17/2025[7,14]		—	[3]	—	[3]
Fannie Mae, Series 2001-4, Class NA, 9.00% 10/25/2025[7,14]		—	[3]	—	[3]
Fannie Mae, Series 2007-24, Class P, 6.00% 3/25/2037[14]		149		154
Fannie Mae, Series 2007-33, Class HE, 5.50% 4/25/2037[14]		308		311
Fannie Mae, Series 2001-50, Class BA, 7.00% 10/25/2041[14]		83		84
Fannie Mae, Series 2002-W3, Class A5, 7.50% 11/25/2041[14]		83		88
Fannie Mae, Series 2001-T10, Class A1, 7.00% 12/25/2041[14]		100		101
Fannie Mae, Series 2002-W1, Class 2A, 4.767% 2/25/2042[7,14]		212		205
Freddie Mac Pool #J38387 3.00% 1/1/2033[14]		30		28
Freddie Mac Pool #G04805 4.50% 12/1/2035[14]		2,360		2,319
Freddie Mac Pool #K93766 3.00% 12/1/2036[14]		413		380
Freddie Mac Pool #K93772 3.00% 12/1/2036[14]		346		319
Freddie Mac Pool #G04553 6.50% 9/1/2038[14]		241		250
Freddie Mac Pool #G08353 4.50% 7/1/2039[14]		195		192
Freddie Mac Pool #A87892 5.00% 8/1/2039[14]		485		490
Freddie Mac Pool #A87873 5.00% 8/1/2039[14]		211		211
Freddie Mac Pool #G05937 4.50% 8/1/2040[14]		4,534		4,467
Freddie Mac Pool #RB5071 2.00% 9/1/2040[14]		32,743		27,935
Freddie Mac Pool #A96488 5.00% 1/1/2041[14]		14		14
Freddie Mac Pool #SC0149 2.00% 3/1/2041[14]		29,337		24,964
Freddie Mac Pool #Q01746 4.50% 7/1/2041[14]		143		140
Freddie Mac Pool #Q02676 4.50% 8/1/2041[14]		299		291
Freddie Mac Pool #Q02849 4.50% 8/1/2041[14]		261		255
Freddie Mac Pool #G07189 4.50% 3/1/2042[14]		424		418

The Income Fund of America	37

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #G07221 4.50% 6/1/2042[14]	USD	766	$755
Freddie Mac Pool #Q23190 4.00% 11/1/2043[14]		1,326	1,273
Freddie Mac Pool #Q23185 4.00% 11/1/2043[14]		1,069	1,034
Freddie Mac Pool #Z40130 3.00% 1/1/2046[14]		5,088	4,540
Freddie Mac Pool #G60559 4.00% 4/1/2046[14]		5,904	5,619
Freddie Mac Pool #Q41090 4.50% 6/1/2046[14]		548	536
Freddie Mac Pool #Q41909 4.50% 7/1/2046[14]		1,099	1,074
Freddie Mac Pool #V82662 4.00% 10/1/2046[14]		3,939	3,748
Freddie Mac Pool #Q44400 4.00% 11/1/2046[14]		3,896	3,706
Freddie Mac Pool #G61733 3.00% 12/1/2047[14]		6,446	5,746
Freddie Mac Pool #G61628 3.50% 9/1/2048[14]		633	584
Freddie Mac Pool #SD0045 4.50% 11/1/2048[14]		17,037	16,658
Freddie Mac Pool #ZN3568 4.50% 2/1/2049[14]		8	7
Freddie Mac Pool #Q63663 3.00% 5/1/2049[14]		5,041	4,470
Freddie Mac Pool #SD7503 3.50% 8/1/2049[14]		3,436	3,172
Freddie Mac Pool #SD7508 3.50% 10/1/2049[14]		13,882	12,811
Freddie Mac Pool #RA1744 4.00% 11/1/2049[14]		24,070	22,811
Freddie Mac Pool #QA5125 3.50% 12/1/2049[14]		18,963	17,530
Freddie Mac Pool #RA2596 2.50% 5/1/2050[14]		15,008	12,817
Freddie Mac Pool #RA3384 3.00% 8/1/2050[14]		683	602
Freddie Mac Pool #RA3506 3.00% 9/1/2050[14]		3,130	2,757
Freddie Mac Pool #SD7525 2.50% 10/1/2050[14]		14,853	12,694
Freddie Mac Pool #SD8106 2.00% 11/1/2050[14]		52,476	42,704
Freddie Mac Pool #SD7528 2.00% 11/1/2050[14]		21,659	17,805
Freddie Mac Pool #RA3987 2.50% 11/1/2050[14]		10,788	9,159
Freddie Mac Pool #RA5287 2.00% 5/1/2051[14]		20,170	16,422
Freddie Mac Pool #RA5288 2.00% 5/1/2051[14]		11,279	9,184
Freddie Mac Pool #RA5267 3.00% 5/1/2051[14]		2,017	1,777
Freddie Mac Pool #SD7544 3.00% 7/1/2051[14]		5,512	4,896
Freddie Mac Pool #QC6749 3.00% 7/1/2051[14]		3,915	3,447
Freddie Mac Pool #QC4360 3.00% 7/1/2051[14]		2,952	2,592
Freddie Mac Pool #QC4415 3.00% 7/1/2051[14]		493	432
Freddie Mac Pool #QC3826 3.00% 7/1/2051[14]		136	119
Freddie Mac Pool #QC5996 3.00% 8/1/2051[14]		141	124
Freddie Mac Pool #SD7545 2.50% 9/1/2051[14]		4,054	3,470
Freddie Mac Pool #RA5782 2.50% 9/1/2051[14]		621	528
Freddie Mac Pool #RA5971 3.00% 9/1/2051[14]		27,218	24,097
Freddie Mac Pool #QC6456 3.00% 9/1/2051[14]		4,591	4,028
Freddie Mac Pool #RA5901 3.00% 9/1/2051[14]		2,096	1,845
Freddie Mac Pool #QC7504 3.00% 9/1/2051[14]		152	134
Freddie Mac Pool #SD2880 3.00% 10/1/2051[14]		5,151	4,534
Freddie Mac Pool #SD0734 3.00% 10/1/2051[14]		1,638	1,451
Freddie Mac Pool #RA6347 3.00% 11/1/2051[14]		2,262	1,989
Freddie Mac Pool #RA6483 2.50% 12/1/2051[14]		3,993	3,404
Freddie Mac Pool #SD7552 2.50% 1/1/2052[14]		13,588	11,571
Freddie Mac Pool #SD7551 3.00% 1/1/2052[14]		62,779	55,575
Freddie Mac Pool #SD0813 3.00% 1/1/2052[14]		3,657	3,237
Freddie Mac Pool #SD0803 3.00% 1/1/2052[14]		406	357
Freddie Mac Pool #QD7089 3.50% 2/1/2052[14]		6,747	6,126
Freddie Mac Pool #SD7553 3.00% 3/1/2052[14]		6,121	5,427
Freddie Mac Pool #SD7554 2.50% 4/1/2052[14]		29,203	24,941
Freddie Mac Pool #QD9278 3.50% 4/1/2052[14]		4,479	4,068
Freddie Mac Pool #QE3580 3.50% 6/1/2052[14]		6,828	6,190
Freddie Mac Pool #SD7556 3.00% 8/1/2052[14]		53,884	47,567
Freddie Mac Pool #RA7938 5.00% 9/1/2052[14]		2,862	2,799
Freddie Mac Pool #SD8276 5.00% 12/1/2052[14]		14,933	14,604
Freddie Mac Pool #SD2716 5.00% 4/1/2053[14]		3,094	3,025
Freddie Mac Pool #SD8329 5.00% 6/1/2053[14]		1,012	989
Freddie Mac Pool #SD8331 5.50% 6/1/2053[14]		1,668	1,657
Freddie Mac Pool #RA9294 6.50% 6/1/2053[14]		1,430	1,462
Freddie Mac Pool #RA9292 6.50% 6/1/2053[14]		1,204	1,231
Freddie Mac Pool #RA9289 6.50% 6/1/2053[14]		1,156	1,191
Freddie Mac Pool #RA9288 6.50% 6/1/2053[14]		1,120	1,157
Freddie Mac Pool #RA9287 6.50% 6/1/2053[14]		766	794
Freddie Mac Pool #RA9290 6.50% 6/1/2053[14]		595	611
Freddie Mac Pool #RA9291 6.50% 6/1/2053[14]		416	424
Freddie Mac Pool #RA9295 6.50% 6/1/2053[14]		306	317

38	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD8341 5.00% 7/1/2053[14]	USD	12,780	$12,489
Freddie Mac Pool #SD8342 5.50% 7/1/2053[14]		6,325	6,285
Freddie Mac, Series 3257, Class PA, 5.50% 12/15/2036[14]		326	331
Freddie Mac, Series 3286, Class JN, 5.50% 2/15/2037[14]		248	251
Freddie Mac, Series 3318, Class JT, 5.50% 5/15/2037[14]		131	132
Freddie Mac, Series KPLB, Class A, Multi Family, 2.77% 5/25/2025[14]		7,417	7,085
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[7,14]		2,117	1,943
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class MA, 3.00% 1/25/2056[14]		307	282
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HA, 3.25% 7/25/2056[7,14]		2,142	1,978
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[14]		3,249	2,996
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[7,14]		3,192	2,929
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057[7,14]		562	502
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 6/25/2057[14]		460	409
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class M45T, 4.50% 6/25/2057[14]		981	945
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[14]		6,315	5,900
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2/25/2059[14]		4,616	4,226
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[14]		2,308	2,177
Government National Mortgage Assn. 2.00% 8/1/2053[14,15]		56,725	47,436
Government National Mortgage Assn. 2.50% 8/1/2053[14,15]		40,166	34,635
Government National Mortgage Assn. 3.00% 8/1/2053[14,15]		60,900	54,189
Government National Mortgage Assn. 4.00% 8/1/2053[14,15]		199	187
Government National Mortgage Assn. 4.50% 8/1/2053[14,15]		4,656	4,479
Government National Mortgage Assn. 5.50% 8/1/2053[14,15]		3,020	3,001
Government National Mortgage Assn. 6.00% 8/1/2053[14,15]		1,990	2,000
Government National Mortgage Assn. 3.00% 9/1/2053[14,15]		18,650	16,609
Government National Mortgage Assn. 4.00% 9/1/2053[14,15]		6,450	6,080
Government National Mortgage Assn. 4.50% 9/1/2053[14,15]		28,015	26,963
Government National Mortgage Assn. Pool #783687 4.50% 12/20/2041[14]		324	316
Government National Mortgage Assn. Pool #BD3903 4.00% 1/20/2048[14]		4,979	4,716
Government National Mortgage Assn. Pool #BE3194 4.00% 1/20/2048[14]		1,217	1,152
Government National Mortgage Assn. Pool #MA5192 4.00% 5/20/2048[14]		3,875	3,702
Government National Mortgage Assn. Pool #MA8150 4.00% 7/20/2052[14]		25	23
Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063[14]		4,730	3,592
Uniform Mortgage-Backed Security 2.00% 8/1/2053[14,15]		107,724	87,244
Uniform Mortgage-Backed Security 2.50% 8/1/2053[14,15]		69,992	58,989
Uniform Mortgage-Backed Security 3.00% 8/1/2053[14,15]		31,662	27,708
Uniform Mortgage-Backed Security 3.50% 8/1/2053[14,15]		39,021	35,359
Uniform Mortgage-Backed Security 4.00% 8/1/2053[14,15]		36,135	33,737
Uniform Mortgage-Backed Security 4.50% 8/1/2053[14,15]		42,646	40,832
Uniform Mortgage-Backed Security 5.00% 8/1/2053[14,15]		13,157	12,853
Uniform Mortgage-Backed Security 5.50% 8/1/2053[14,15]		7,985	7,930
Uniform Mortgage-Backed Security 6.00% 8/1/2053[14,15]		7,541	7,586
Uniform Mortgage-Backed Security 6.50% 8/1/2053[14,15]		9,597	9,786
Uniform Mortgage-Backed Security 2.00% 9/1/2053[14,15]		428,320	347,358
Uniform Mortgage-Backed Security 2.50% 9/1/2053[14,15]		1,057,841	892,864
Uniform Mortgage-Backed Security 3.00% 9/1/2053[14,15]		53,605	46,927
Uniform Mortgage-Backed Security 3.50% 9/1/2053[14,15]		10,528	9,553
Uniform Mortgage-Backed Security 4.00% 9/1/2053[14,15]		109,870	102,681
Uniform Mortgage-Backed Security 4.50% 9/1/2053[14,15]		26,250	25,158
Uniform Mortgage-Backed Security 5.00% 9/1/2053[14,15]		117,594	114,916
Uniform Mortgage-Backed Security 5.50% 9/1/2053[14,15]		43,135	42,845
Uniform Mortgage-Backed Security 6.00% 9/1/2053[14,15]		41,275	41,510
Uniform Mortgage-Backed Security 6.50% 9/1/2053[14,15]		13,260	13,513
			4,388,479

The Income Fund of America	39

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities 0.22%
Bank Commercial Mortgage Trust, Series 2019-BN16, Class A4, 4.005% 2/15/2052[14]	USD	1,810	$1,688
Bank Commercial Mortgage Trust, Series 2019-BN17, Class A4, 3.714% 4/15/2052[14]		240	220
Bank Commercial Mortgage Trust, Series 2018-BN10, Class A5, 3.688% 2/15/2061[14]		480	446
Bank Commercial Mortgage Trust, Series 2018-BN10, Class A4, 3.428% 2/17/2061[14]		301	278
Bank Commercial Mortgage Trust, Series 2018-BN12, Class A4, 4.255% 5/15/2061[7,14]		5,772	5,478
Bank Commercial Mortgage Trust, Series 2019-BN19, Class A3, 3.183% 8/15/2061[14]		2,403	2,077
Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 3/15/2063[14]		3,772	3,151
Benchmark Mortgage Trust, Series 2018-B8, Class A5, 4.232% 1/15/2052[14]		5,996	5,562
Benchmark Mortgage Trust, Series 2020-B17, Class A5, 2.289% 3/15/2053[14]		3,146	2,553
Benchmark Mortgage Trust, Series 2018-B7, Class A4, 4.51% 5/15/2053[7,14]		1,844	1,751
BX Trust, Series 2021-SDMF, Class A, (1-month USD CME Term SOFR + 0.703%) 5.925% 9/15/2034[7,8,14]		9,923	9,679
BX Trust, Series 2021-VOLT, Class A, (1-month USD CME Term SOFR + 0.814%) 6.036% 9/15/2036[7,8,14]		7,624	7,432
BX Trust, Series 2021-VOLT, Class B, (1-month USD CME Term SOFR + 1.064%) 6.286% 9/15/2036[7,8,14]		220	213
BX Trust, Series 2021-ARIA, Class A, (1-month USD CME Term SOFR + 1.014%) 6.235% 10/15/2036[7,8,14]		11,621	11,318
BX Trust, Series 2021-ARIA, Class B, (1-month USD CME Term SOFR + 1.411%) 6.633% 10/15/2036[7,8,14]		9,946	9,590
BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 6.713% 4/15/2037[7,8,14]		8,519	8,430
BX Trust, Series 2021-SOAR, Class A, (1-month USD CME Term SOFR + 0.784%) 6.006% 6/15/2038[7,8,14]		10,766	10,566
BX Trust, Series 2021-SOAR, Class B, (1-month USD CME Term SOFR + 0.984%) 6.206% 6/15/2038[7,8,14]		1,896	1,853
BX Trust, Series 2021-SOAR, Class C, (1-month USD CME Term SOFR + 1.214%) 6.436% 6/15/2038[7,8,14]		1,711	1,666
BX Trust, Series 2021-ACNT, Class A, (1-month USD CME Term SOFR + 0.964%) 6.186% 11/15/2038[7,8,14]		10,508	10,313
BX Trust, Series 2022-AHP, Class A, (1-month USD CME Term SOFR + 0.99%) 6.212% 2/15/2039[7,8,14]		9,667	9,473
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 5.82% 6/10/2028[7,8,14]		8,114	8,048
Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5, 3.616% 2/10/2049[14]		1,440	1,347
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class AS, 3.514% 5/10/2049[14]		350	319
Commercial Mortgage Trust, Series 2014-LC15, Class AM, 4.198% 4/10/2047[14]		550	531
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class B, 4.044% 4/15/2050[7,14]		450	399
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Class AM, 3.539% 5/10/2049[14]		400	366
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD CME Term SOFR + 1.194%) 6.416% 7/15/2038[7,8,14]		4,336	4,292
Extended Stay America Trust, Series 2021-ESH, Class B, (1-month USD CME Term SOFR + 1.494%) 6.716% 7/15/2038[7,8,14]		3,958	3,884
Extended Stay America Trust, Series 2021-ESH, Class C, (1-month USD CME Term SOFR + 1.814%) 7.036% 7/15/2038[7,8,14]		4,133	4,049
Extended Stay America Trust, Series 2021-ESH, Class D, (1-month USD CME Term SOFR + 2.364%) 7.586% 7/15/2038[7,8,14]		1,813	1,776
GS Mortgage Securities Trust, Series 2022-SHIP, Class A, (1-month USD CME Term SOFR + 0.731%) 5.953% 8/15/2024[7,8,14]		2,633	2,622
GS Mortgage Securities Trust, Series 2022-SHIP, Class B, (1-month USD CME Term SOFR + 1.424%) 6.646% 8/15/2024[7,8,14]		879	875
GS Mortgage Securities Trust, Series 2022-SHIP, Class D, (1-month USD CME Term SOFR + 1.607%) 6.829% 8/15/2024[7,8,14]		2,032	2,001
GS Mortgage Securities Trust, Series 2022-SHIP, Class C, (1-month USD CME Term SOFR + 1.919%) 8.536% 8/15/2036 (1-month USD CME Term SOFR + 2.419% on 8/15/2023)[8,9,14]		1,362	1,354
GS Mortgage Securities Trust, Series 2017-GS7, Class A4, 3.43% 8/10/2050[14]		940	852
GS Mortgage Securities Trust, Series 2019-GC38, Class A4, 3.968% 2/10/2052[14]		240	222
GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 5/12/2053[14]		6,571	5,455
JPMBB Commercial Mortgage Securities Trust, Series 2014-C18, Class A5, 4.079% 2/15/2047[14]		7,735	7,623
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A5, 3.694% 3/15/2050[14]		1,510	1,398
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A5, 3.409% 10/15/2050[14]		560	511

40	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class A, 3.024% 1/5/2039[8,14]	USD	3,928	$3,155
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.377% 1/5/2039[8,14]		1,735	1,295
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.45% 1/5/2039[7,8,14]		1,569	1,110
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2021-410T, Class A, 2.287% 3/5/2042[8,14]		4,858	3,791
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A4, 3.648% 12/15/2049[7,14]		4,810	4,474
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class B, (1-month USD CME Term SOFR + 1.514%) 6.736% 10/15/2038[7,8,14]		1,989	1,965
Manhattan West Mortgage Trust, Series 2020-1MW, Class A, 2.13% 9/10/2039[8,14]		15,628	13,422
MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A, (1-month USD CME Term SOFR + 0.915%) 6.137% 4/15/2038[7,8,14]		6,365	6,280
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A5, 3.741% 8/15/2047[14]		4,811	4,689
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A-4, 3.306% 4/15/2048[14]		960	914
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class AS, 3.561% 4/15/2048[14]		2,795	2,620
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class AS, 4.036% 5/15/2048[7,14]		3,230	3,056
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A-4, 3.72% 12/15/2049[14]		580	542
Morgan Stanley Capital I Trust, Series 2015-UBS8, Class AS, 4.114% 12/15/2048[14]		1,000	928
SLG Office Trust, Series 2021-OVA, Class A, 2.585% 7/15/2041[8,14]		5,645	4,564
SREIT Trust, Series 2021-MFP, Class A, (1-month USD CME Term SOFR + 0.845%) 6.067% 11/15/2038[7,8,14]		9,616	9,433
StorageMart Commercial Mortgage Trust, Series 2022-MINI, Class A, (1-month USD CME Term SOFR + 1.00%) 6.222% 1/15/2039[7,8,14]		19,555	19,044
Wells Fargo Commercial Mortgage Trust, Series 2015-SG1, Class A-4, 3.789% 9/15/2048[14]		5,605	5,340
Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class AS, 3.484% 6/15/2049[14]		185	168
Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A5, 3.794% 12/15/2049[14]		6,015	5,666
Wells Fargo Commercial Mortgage Trust, Series 2019-C54, Class A4, 3.146% 12/15/2052[14]		2,405	2,107
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class AS, 3.988% 1/15/2059[14]		150	139
Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class A4, 3.631% 1/15/2060[14]		480	448
WMRK Commercial Mortgage Trust, Series 2022-WMRK, Class A, (1-month USD CME Term SOFR + 2.789%) 8.011% 11/15/2027[7,8,14]		13,994	14,021
			260,832

Collateralized mortgage-backed obligations (privately originated) 0.11%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048[7,8,14]		2,878	2,328
Arroyo Mortgage Trust, Series 2020-1, Class A1A, 1.662% 3/25/2055[8,14]		358	329
BRAVO Residential Funding Trust, Series 2020-RPL2, Class A1, 2.00% 5/25/2059[7,8,14]		1,997	1,784
BRAVO Residential Funding Trust, Series 2020-RPL1, Class A1, 2.50% 5/26/2059[7,8,14]		1,216	1,146
BRAVO Residential Funding Trust, Series 2022-R1, Class A, 3.125% 1/29/2070 (6.125% on 1/29/2025)[8,9,14]		6,167	5,528
Cascade Funding Mortgage Trust, Series 2018-RM2, Class A, 4.00% 10/25/2068[7,8,14]		960	931
Citigroup Mortgage Loan Trust, Series 2020-EXP1, Class A1A, 1.804% 5/25/2060[7,8,14]		463	417
COLT Mortgage Loan Trust, Series 2021-5, Class A1, 1.726% 11/26/2066[7,8,14]		2,714	2,269
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1M1, (30-day Average USD-SOFR + 0.75%) 5.819% 10/25/2041[7,8,14]		150	150
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 2A5, 5.50% 11/25/2035[14]		1,712	995
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 3A1, 4.007% 6/25/2047[7,14]		960	820
Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 8/15/2037[8,14]		10,639	9,564
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IVA1, 6.00% 9/25/2034[14]		285	274
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 3/25/2069[8,14]		5,610	6,077

The Income Fund of America	41

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 6/25/2069[8,14]	USD	6,112	$6,464
Finance of America Structured Securities Trust, Series 2019-JR3, Class A, 2.00% 9/25/2069[8,14]		1,884	1,984
Finance of America Structured Securities Trust, Series 2019-JR4, Class A, 2.00% 11/25/2069[8,14]		2,128	2,087
Flagstar Mortgage Trust, Series 2021-5INV, Class A2, 2.50% 7/25/2051[7,8,14]		6,659	5,375
Flagstar Mortgage Trust, Series 2021-6INV, Class A4, 2.50% 8/25/2051[7,8,14]		6,220	5,021
Flagstar Mortgage Trust, Series 2021-8INV, Class A3, 2.50% 9/25/2051[7,8,14]		6,470	5,219
Flagstar Mortgage Trust, Series 2021-10INV, Class A3, 2.50% 10/25/2051[7,8,14]		2,810	2,268
Flagstar Mortgage Trust, Series 2021-11INV, Class A4, 2.50% 11/25/2051[7,8,14]		7,151	5,773
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 7.219% 9/25/2042[7,8,14]		1,845	1,855
Home Partners of America Trust, Series 2021-2, Class A, 1.901% 12/17/2026[8,14]		6,190	5,473
Hundred Acre Wood Trust, Series 2021-INV1, Class A3, 2.50% 7/25/2051[7,8,14]		1,246	1,006
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2A1, 3.426% 5/25/2036[7,14]		1,239	1,080
JPMorgan Mortgage Trust, Series 2020-INV1, Class A3, 3.50% 8/25/2050[7,8,14]		581	514
Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 4/25/2061[7,8,14]		1,062	989
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 6.262% 11/25/2055[7,8,11,14]		6,060	5,998
Onslow Bay Financial Mortgage Loan Trust, Series 2022-J1, Class A2, 2.50% 2/25/2052[7,8,14]		5,418	4,360
Progress Residential Trust, Series 2022-SFR3, Class A, 3.20% 4/17/2039[8,14]		2,731	2,494
Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.00% 2/25/2048[7,8,14]		159	147
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6A, 4.168% 5/25/2036[7,14]		1,101	710
Towd Point Mortgage Trust, Series 2023-1, Class A1, 3.75% 1/25/2063[8,14]		7,374	6,778
Treehouse Park Improvement Association No.1 9.75% 12/1/2033[2,8]		10,004	8,849
Verus Securitization Trust, Series 2023-1, Class A1, 5.85% 12/25/2067 (6.85% on 1/1/2027)[8,9,14]		2,044	2,022
Verus Securitization Trust, Series 2023-5, Class A5, 6.476% 6/25/2068 (7.476% on 6/1/2027)[8,9,14]		8,045	8,057
VM Fund I, LLC 8.625% 1/15/2028[2,8]		16,924	16,670
			133,805

Total mortgage-backed obligations			4,783,116

U.S. Treasury bonds & notes 2.35%
U.S. Treasury 2.24%
U.S. Treasury 6.25% 8/15/2023		7,100	7,103
U.S. Treasury 0.125% 8/31/2023		90	90
U.S. Treasury 3.25% 8/31/2024		135,693	132,698
U.S. Treasury 4.25% 12/31/2024		250,000	246,661
U.S. Treasury 3.875% 3/31/2025		11,648	11,423
U.S. Treasury 4.625% 6/30/2025		19,018	18,908
U.S. Treasury 4.00% 2/15/2026		213,315	209,882
U.S. Treasury 3.625% 5/15/2026		7,041	6,866
U.S. Treasury 2.75% 4/30/2027		1,000	945
U.S. Treasury 3.875% 12/31/2027[16]		245,000	241,157
U.S. Treasury 3.625% 3/31/2028		72	70
U.S. Treasury 3.625% 5/31/2028		486,153	474,295
U.S. Treasury 4.00% 2/28/2030		153,328	152,264
U.S. Treasury 4.00% 7/31/2030		30,273	30,141
U.S. Treasury 1.625% 5/15/2031		31,156	26,294
U.S. Treasury 4.125% 11/15/2032		238,060	240,578
U.S. Treasury 3.375% 5/15/2033		210,252	200,310
U.S. Treasury 1.375% 11/15/2040[16]		74,317	48,581
U.S. Treasury 1.75% 8/15/2041		17,045	11,740
U.S. Treasury 2.00% 11/15/2041		11,924	8,549
U.S. Treasury 2.375% 2/15/2042[16]		47,717	36,360
U.S. Treasury 3.875% 5/15/2043		37,693	35,974
U.S. Treasury 2.875% 11/15/2046		27,970	22,443
U.S. Treasury 2.875% 5/15/2049		25,000	20,073
U.S. Treasury 2.00% 2/15/2050		20,000	13,303
U.S. Treasury 2.375% 5/15/2051		2,224	1,604
U.S. Treasury 2.00% 8/15/2051		1,710	1,129

42	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 4.00% 11/15/2052	USD	20,448	$20,416
U.S. Treasury 3.625% 2/15/2053[16]		515,902	480,509
U.S. Treasury 3.625% 5/15/2053		676	630
			2,700,996

U.S. Treasury inflation-protected securities 0.11%
U.S. Treasury Inflation-Protected Security 0.25% 1/15/2025[17]		44,937	43,120
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[17]		47,255	45,284
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2025[17]		6,329	6,013
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[17]		33,386	31,300
U.S. Treasury Inflation-Protected Security 0.25% 7/15/2029[17]		5,053	4,636
			130,353

Total U.S. Treasury bonds & notes			2,831,349

Asset-backed obligations 1.18%
Affirm Asset Securitization Trust, Series 2021-Z2, Class A, 1.17% 11/16/2026[8,14]		815	787
AGL CLO, Ltd., Series 2023-24, Class A1, (3-month USD CME Term SOFR + 2.00%) 7.076% 7/25/2036[7,8,14]		11,606	11,708
Allegro CLO, Ltd., Series 2016-1A, Class AR2, (3-month USD CME Term SOFR + 1.212%) 6.52% 1/15/2030[7,8,14]		6,677	6,642
Allegro CLO, Ltd., Series 2017-1A, Class AR, (3-month USD CME Term SOFR + 1.212%) 6.52% 10/16/2030[7,8,14]		6,161	6,108
American Credit Acceptance Receivables Trust, Series 2020-3, Class C, 1.85% 6/15/2026[8,14]		401	400
American Credit Acceptance Receivables Trust, Series 2021-1, Class C, 0.83% 3/15/2027[8,14]		601	596
American Credit Acceptance Receivables Trust, Series 2021-1, Class D, 1.14% 3/15/2027[8,14]		1,201	1,163
American Credit Acceptance Receivables Trust, Series 2021-3, Class C, 0.98% 11/15/2027[8,14]		4,009	3,945
American Credit Acceptance Receivables Trust, Series 2021-3, Class D, 1.34% 11/15/2027[8,14]		2,531	2,384
American Express Credit Account Master Trust, Series 2018-9, Class A, (1-month USD CME Term SOFR + 0.494%) 5.716% 4/15/2026[7,14]		20,000	20,005
American Express Credit Account Master Trust, Series 2022-3, Class A, 3.75% 8/16/2027[14]		27,949	27,165
AmeriCredit Automobile Receivables Trust, Series 2023-1, Class A2A, 5.84% 10/19/2026[14]		8,143	8,141
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class B, 0.69% 1/19/2027[14]		3,042	2,885
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class C, 1.01% 1/19/2027[14]		3,382	3,107
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class D, 1.29% 6/18/2027[14]		7,972	7,205
Ares CLO, Ltd., Series 2017-42A, Class AR, (3-month USD CME Term SOFR + 1.182%) 6.527% 1/22/2028[7,8,14]		6,147	6,124
Avis Budget Rental Car Funding (AESOP), LLC, Series 2018-1A, Class A, 3.70% 9/20/2024[8,14]		557	556
Avis Budget Rental Car Funding (AESOP), LLC, Series 2018-2A, Class A, 4.00% 3/20/2025[8,14]		9,400	9,324
Avis Budget Rental Car Funding (AESOP), LLC, Series 2019-3A, Class A, 2.36% 3/20/2026[8,14]		3,125	2,968
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-1A, Class D, 3.34% 8/20/2026[8,14]		8,500	7,620
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027[8,14]		5,663	5,151
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027[8,14]		1,453	1,340
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 4.25% 2/20/2027[8,14]		4,605	4,305
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class A, 1.38% 8/20/2027[8,14]		29,959	26,405
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class B, 1.63% 8/20/2027[8,14]		1,699	1,489
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class C, 2.13% 8/20/2027[8,14]		551	480
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class D, 3.71% 8/20/2027[8,14]		5,000	4,316

The Income Fund of America	43

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-5, Class A, 5.78% 4/20/2028[8,14]	USD	10,793	$10,766
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029[8,14]		22,141	22,168
BA Credit Card Trust, Series 2022-A2, Class A2, 5.00% 4/17/2028[14]		14,798	14,755
Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD CME Term SOFR + 1.262%) 6.379% 11/20/2030[7,8,14]		18,438	18,308
Bankers Healthcare Group Securitization Trust, Series 2021-A, Class A, 1.42% 11/17/2033[8,14]		681	636
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class A, 2.443% 7/15/2046[8,14]		7,617	6,584
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class B, 3.446% 7/15/2046[8,14]		1,252	1,037
CarMax Auto Owner Trust, Series 2023-2, Class A2A, 5.50% 6/15/2026[14]		8,812	8,790
CarMax Auto Owner Trust, Series 2021-1, Class C, 0.94% 12/15/2026[14]		313	288
CarMax Auto Owner Trust, Series 2021-1, Class D, 1.28% 7/15/2027[14]		307	282
Carvana Auto Receivables Trust, Series 2021-N4, Class C, 1.72% 9/11/2028[14]		737	709
Carvana Auto Receivables Trust, Series 2021-N4, Class A2, 1.80% 9/11/2028[14]		1,948	1,787
Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 5/11/2037[8,14]		11,776	9,936
Castlelake Aircraft Securitization Trust, Series 2021-1, Class C, 3.464% 5/11/2037[8,14]		7,198	5,909
Castlelake Aircraft Securitization Trust, Series 2021-1, Class C, 6.171% 5/11/2037[8,14]		14,034	11,087
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 8/15/2041[8,14]		1,880	1,712
Cent CLO, Ltd., Series 2014-21A, Class AR, (3-month USD CME Term SOFR + 1.231%) 6.589% 7/27/2030[7,8,14]		13,714	13,659
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[8,14]		23,958	21,602
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[8,14]		5,836	4,921
CF Hippolyta, LLC, Series 2020-1, Class B1, 2.28% 7/15/2060[8,14]		5,327	4,782
CF Hippolyta, LLC, Series 2020-1, Class B2, 2.60% 7/15/2060[8,14]		567	472
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[8,14]		15,080	13,151
CF Hippolyta, LLC, Series 2021-1, Class B1, 1.98% 3/15/2061[8,14]		2,847	2,424
CF Hippolyta, LLC, Series 2022-1, Class A1, 5.97% 8/15/2062[8,14]		23,129	22,723
CF Hippolyta, LLC, Series 2022-1, Class A2, 6.11% 8/15/2062[8,14]		19,138	18,809
Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5, (1-month USD CME Term SOFR + 0.734%) 6.026% 4/22/2026[7,14]		9,919	9,943
CLI Funding VI, LLC, Series 2020-2A, Class A, 2.03% 9/15/2045[8,14]		3,274	2,843
CLI Funding VI, LLC, Series 2020-1A, Class A, 2.08% 9/18/2045[8,14]		1,372	1,196
CLI Funding VI, LLC, Series 2020-3A, Class A, 2.07% 10/18/2045[8,14]		8,554	7,452
CLI Funding VIII, LLC, Series 2021-1A, Class A, 1.64% 2/18/2046[8,14]		15,538	13,293
CLI Funding VIII, LLC, Series 2021-1A, Class A, 2.38% 2/18/2046[8,14]		603	510
CPS Auto Receivables Trust, Series 2021-A, Class C, 0.83% 9/15/2026[8,14]		78	77
CPS Auto Receivables Trust, Series 2021-A, Class D, 1.16% 12/15/2026[8,14]		883	852
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2A, FSA insured, (1-month USD CME Term SOFR + 0.254%) 5.476% 1/15/2037[7,14]		251	226
CWHEQ Revolving Home Equity Loan Trust, Series 2007-B, Class A, FSA insured, (1-month USD CME Term SOFR + 0.264%) 5.486% 2/15/2037[7,14]		435	406
Discover Card Execution Note Trust, Series 2018-A6, Class A6, (3-month USD CME Term SOFR + 0.504%) 5.726% 3/15/2026[7,14]		26,000	26,010
Drive Auto Receivables Trust, Series 2019-3, Class D, 3.18% 10/15/2026[14]		6,593	6,564
Drive Auto Receivables Trust, Series 2021-1, Class C, 1.02% 6/15/2027[14]		3,852	3,793
Drive Auto Receivables Trust, Series 2021-1, Class D, 1.45% 1/16/2029[14]		6,079	5,731
DriveTime Auto Owner Trust, Series 2019-2A, Class D, 3.48% 2/18/2025[8,14]		212	212
DriveTime Auto Owner Trust, Series 2019-3, Class D, 2.96% 4/15/2025[8,14]		830	825
DriveTime Auto Owner Trust, Series 2020-3A, Class C, 1.47% 6/15/2026[8,14]		1,210	1,186
DriveTime Auto Owner Trust, Series 2021-1A, Class C, 0.84% 10/15/2026[8,14]		1,003	982
DriveTime Auto Owner Trust, Series 2022-3, Class A, 6.05% 10/15/2026[8,14]		9,150	9,148
DriveTime Auto Owner Trust, Series 2021-1A, Class D, 1.16% 11/16/2026[8,14]		671	624
DriveTime Auto Owner Trust, Series 2021-2A, Class B, 0.81% 1/15/2027[8,14]		509	507
DriveTime Auto Owner Trust, Series 2021-2A, Class C, 1.10% 2/16/2027[8,14]		1,847	1,794
DriveTime Auto Owner Trust, Series 2021-2A, Class D, 1.50% 2/16/2027[8,14]		1,247	1,166
DriveTime Auto Owner Trust, Series 2023-2, Class A, 5.88% 4/15/2027[8,14]		7,873	7,850
Dryden Senior Loan Fund, CLO, Series 2017-47A, Class A1R, (3-month USD CME Term SOFR + 1.242%) 6.55% 4/15/2028[7,8,14]		15,783	15,705
EDvestinU Private Education Loan, LLC, Series 2021-A, Class A, 1.80% 11/25/2045[8,14]		1,489	1,288
Enterprise Fleet Financing, LLC, Series 2022-1, Class A2, 3.03% 1/20/2028[8,14]		8,436	8,237
Enterprise Fleet Financing, LLC, Series 2022-3, Class A3, 4.29% 7/20/2029[8,14]		3,349	3,233
Enterprise Fleet Financing, LLC, Series 2022-3, Class A2, 4.38% 7/20/2029[8,14]		9,600	9,412
Enterprise Fleet Financing, LLC, Series 2022-4, Class A2, 5.76% 10/22/2029[8,14]		11,497	11,473

44	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Exeter Automobile Receivables Trust, Series 2019-2A, Class D, 3.71% 3/17/2025[8,14]	USD	1,965	$1,954
Exeter Automobile Receivables Trust, Series 2020-3A, Class C, 1.32% 7/15/2025[14]		24	24
Exeter Automobile Receivables Trust, Series 2019-3A, Class D, 3.11% 8/15/2025[8,14]		2,437	2,413
Exeter Automobile Receivables Trust, Series 2022-6, Class A2, 5.73% 11/17/2025[14]		1,455	1,454
Exeter Automobile Receivables Trust, Series 2020-1A, Class D, 2.73% 12/15/2025[8,14]		877	860
Exeter Automobile Receivables Trust, Series 2021-2, Class C, 0.98% 6/15/2026[14]		4,217	4,133
Exeter Automobile Receivables Trust, Series 2020-3A, Class D, 1.73% 7/15/2026[14]		1,786	1,752
Exeter Automobile Receivables Trust, Series 2021-2, Class D, 1.40% 4/15/2027[14]		8,065	7,501
Exeter Automobile Receivables Trust, Series 2023-3, Class C, 6.21% 6/15/2028[14]		1,013	1,012
Exeter Automobile Receivables Trust, Series 2022-4A, Class C, 4.92% 12/15/2028[14]		3,484	3,415
Exeter Automobile Receivables Trust, Series 2023-3, Class D, 6.68% 4/16/2029[14]		1,839	1,838
Exeter Automobile Receivables Trust, Series 2023-3, Class E, 9.98% 1/15/2031[8,14]		1,014	1,033
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 10/19/2037[8,14]		10,035	9,070
FirstKey Homes Trust, Series 2022-SFR2, Class A, 4.145% 5/17/2039[8,14]		4,215	3,983
Flagship Credit Auto Trust, Series 2022-4, Class A2, 6.15% 9/15/2026[8,14]		5,359	5,363
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 7/15/2030[8,14]		5,634	5,581
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 7/15/2031[8,14]		3,650	3,516
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04% 8/15/2031[8,14]		23,146	21,880
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045[8,14]		3,588	3,149
GCI Funding I, LLC, Series 2021-1, Class A, 2.38% 6/18/2046[8,14]		1,475	1,255
GCI Funding I, LLC, Series 2021-1, Class B, 3.04% 6/18/2046[8,14]		112	92
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 10/17/2040[8,14]		8,345	7,447
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 11/19/2040[8,14]		15,208	13,596
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 4/17/2041[8,14]		24,882	21,423
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 8/17/2041[8,14]		21,471	18,598
Global SC Finance VII SRL, Series 2021-2A, Class B, 2.49% 8/17/2041[8,14]		2,015	1,717
GoldenTree Loan Opportunities XI, Ltd., CLO, Series 2015-11A, Class AR2, (3-month USD CME Term SOFR + 1.332%) 6.642% 1/18/2031[7,8,14]		4,878	4,863
Hertz Vehicle Financing III, LLC, Series 2021-A, Class B, 9.44% 6/25/2025[2,8,14]		10,370	10,370
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[8,14]		22,756	21,423
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 12/26/2025[8,14]		3,534	3,323
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class C, 2.05% 12/26/2025[8,14]		1,744	1,635
Hertz Vehicle Financing III, LLC, Series 2022-4A, Class A, 3.73% 9/25/2026[8,14]		15,340	14,645
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[8,14]		18,858	16,531
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[8,14]		3,369	2,959
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027[8,14]		1,850	1,606
Hertz Vehicle Financing III, LLC, Series 2022-2A, Class A, 2.33% 6/26/2028[8,14]		8,300	7,310
Hertz Vehicle Financing III, LLC, Series 2022-5A, Class A, 3.89% 9/25/2028[8,14]		7,264	6,748
Honda Auto Receivables Owner Trust, Series 2023-1, Class A2, 5.22% 10/21/2025[14]		2,696	2,687
Honda Auto Receivables Owner Trust, Series 2023-1, Class A3, 5.04% 4/21/2027[14]		2,567	2,553
LAD Auto Receivables Trust, Series 2022-1, Class A, 5.21% 6/15/2027[8,14]		1,388	1,373
Madison Park Funding, Ltd., CLO, Series 2015-17A, Class AR2, (3-month USD CME Term SOFR + 1.262%) 6.595% 7/21/2030[7,8,14]		21,369	21,296
Marathon CLO, Ltd., Series 2017-9A, Class A1AR, (3-month USD CME Term SOFR + 1.412%) 6.72% 4/15/2029[7,8,14]		5,584	5,561
Mission Lane Credit Card Master Trust, Series 2022-A, Class A, 6.92% 9/15/2027[8,14]		13,019	12,865
Mission Lane Credit Card Master Trust, Series 2023-A, Class A, 7.23% 7/17/2028[8,14]		6,950	6,910
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[8,14]		7,415	6,410
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 4/15/2070[8,14]		9,946	8,559
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 11/15/2046[8,14]		17,565	15,357
Nelnet Student Loan Trust, Series 2021-C, Class AFX, 1.32% 4/20/2062[8,14]		14,937	13,300
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[8,14]		8,285	7,365
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062[8,14]		14,517	12,934
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[8,14]		64,437	55,349
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD CME Term SOFR + 1.232%) 6.583% 7/25/2030[7,8,14]		6,529	6,487
OCP CLO, Ltd., Series 2018-15A, Class A1, (3-month USD CME Term SOFR + 1.362%) 6.688% 7/20/2031[7,8,14]		5,450	5,423
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1, (3-month USD CME Term SOFR + 1.162%) 6.488% 4/20/2029[7,8,14]		677	673
Palmer Square Loan Funding, CLO, Series 2021-4A, Class A1, (3-month USD CME Term SOFR + 1.062%) 6.37% 10/15/2029[7,8,14]		14,396	14,259
Palmer Square Loan Funding, CLO, Series 2021-4A, Class A2, (3-month USD CME Term SOFR + 1.662%) 6.97% 10/15/2029[7,8,14]		8,409	8,251
Palmer Square Loan Funding, CLO, Series 2022-5, Class A1, (3-month USD CME Term SOFR + 1.56%) 6.868% 1/15/2031[7,8,14]		17,536	17,476

The Income Fund of America	45

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
PFS Financing Corp., Series 2022-D, Class A, 4.27% 8/16/2027[8,14]	USD	4,091	$3,968
PFS Financing Corp., Series 2022-D, Class B, 4.90% 8/16/2027[8,14]		431	418
PFS Financing Corp., Series 2023-B, Class A, 5.27% 5/15/2028[8,14]		13,351	13,213
PG&E Wildfire Recovery Funding, LLC, Series 2022-A, Class A2, 4.263% 6/1/2036[14]		4,926	4,648
PPM CLO, Ltd., Series 2022-6, Class A, (3-month USD CME Term SOFR + 2.45%) 7.776% 1/20/2031[7,8,14]		18,344	18,370
Prestige Auto Receivables Trust, Series 2019-1A, Class D, 3.01% 8/15/2025[8,14]		1,850	1,837
Race Point CLO, Ltd., Series 2015-9A, Class A1A2, (3-month USD CME Term SOFR + 1.202%) 6.51% 10/15/2030[7,8,14]		17,444	17,318
Santander Drive Auto Receivables Trust, Series 2022-5, Class A2, 3.98% 1/15/2025[14]		1,139	1,138
Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.22% 7/15/2025[14]		412	411
Santander Drive Auto Receivables Trust, Series 2020-1, Class C, 4.11% 12/15/2025[14]		5,307	5,282
Santander Drive Auto Receivables Trust, Series 2022-7, Class A2, 5.81% 1/15/2026[14]		2,405	2,404
Santander Drive Auto Receivables Trust, Series 2021-2, Class C, 0.90% 6/15/2026[14]		3,993	3,944
Santander Drive Auto Receivables Trust, Series 2022-5, Class A3, 4.11% 8/17/2026[14]		8,984	8,909
Santander Drive Auto Receivables Trust, Series 2020-3, Class D, 1.64% 11/16/2026[14]		4,051	3,955
Santander Drive Auto Receivables Trust, Series 2022-5, Class B, 4.43% 3/15/2027[14]		2,542	2,490
Santander Drive Auto Receivables Trust, Series 2021-2, Class D, 1.35% 7/15/2027[14]		4,938	4,687
Santander Drive Auto Receivables Trust, Series 2021-3, Class C, 0.95% 9/15/2027[14]		4,386	4,316
Santander Drive Auto Receivables Trust, Series 2021-3, Class D, 1.33% 9/15/2027[14]		3,708	3,472
Santander Drive Auto Receivables Trust, Series 2022-5, Class C, 4.74% 10/15/2028[14]		2,374	2,315
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A3, 5.47% 10/20/2028[8,14]		8,246	8,226
SFS Auto Receivables Securitization Trust, Series 2023-1, Class B, 5.71% 1/22/2030[8,14]		1,034	1,031
SFS Auto Receivables Securitization Trust, Series 2023-1, Class C, 5.97% 2/20/2031[8,14]		1,637	1,631
SLAM, Ltd., Series 2021-1, Class A, 2.434% 6/15/2046[8,14]		7,826	6,843
SLAM, Ltd., Series 2021-1, Class B, 3.422% 6/15/2046[8,14]		1,440	1,224
SOLRR Aircraft Aviation Holding, Ltd., Series 2021-1, Class A, 2.636% 10/15/2046[8,14]		9,583	8,317
SPRITE, Ltd., Series 2021-1, Class A, 3.75% 11/15/2046[8,14]		14,858	13,354
Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 10/15/2041[8,14]		7,332	5,947
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033[8,14]		4,837	4,387
Stonepeak Infrastructure Partners, Series 2021-1A, Class A, 2.675% 2/28/2033[8,14]		4,663	4,154
Stratus Static CLO, Ltd., Series 2022-3, Class A, (3-month USD CME Term SOFR + 2.15%) 7.476% 10/20/2031[7,8,14]		13,630	13,661
Stratus Static CLO, Ltd., Series 2022-3, Class B, (3-month USD CME Term SOFR + 3.05%) 8.376% 10/20/2031[7,8,14]		5,706	5,732
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 9/15/2075[8,14]		4,199	3,835
TAL Advantage V, LLC, Series 2020-1A, Class A, 2.05% 9/20/2045[8,14]		4,319	3,802
Textainer Marine Containers, Ltd., Series 2020-1A, Class A, 2.73% 8/21/2045[8,14]		6,216	5,661
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 9/20/2045[8,14]		6,201	5,458
Textainer Marine Containers, Ltd., Series 2021-1A, Class A, 1.68% 2/20/2046[8,14]		12,081	10,255
Textainer Marine Containers, Ltd., Series 2021-1A, Class B, 2.52% 2/20/2046[8,14]		520	437
Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 4/20/2046[8,14]		15,920	13,682
TIF Funding II, LLC, Series 2020-1A, Class A, 2.09% 8/20/2045[8,14]		6,783	5,893
TIF Funding II, LLC, Series 2021-1A, Class A, 1.65% 2/20/2046[8,14]		5,362	4,477
TIF Funding II, LLC, Series 2021-1A, Class B, 2.54% 2/20/2046[8,14]		193	159
Toyota Auto Loan Extended Note Trust, Series 2020-1, Class A, 1.35% 5/25/2033[8,14]		18,828	17,460
Toyota Lease Owner Trust, Series 2023-A, Class A2, 5.30% 8/20/2025[8,14]		8,554	8,518
Triton Container Finance VIII, LLC, Series 2020-1, Class A, 2.11% 9/20/2045[8,14]		23,607	20,411
Triton Container Finance VIII, LLC, Series 2021-1, Class A, 1.86% 3/20/2046[8,14]		12,374	10,467
Triton Container Finance VIII, LLC, Series 2021-1A, Class B, 2.58% 3/20/2046[8,14]		490	406
Verizon Master Trust, Series 2023-2, Class A, 4.89% 4/13/2028[14]		19,090	18,932
Verizon Master Trust, Series 2023-1, Class A, 4.49% 1/22/2029 (5.24% on 1/20/2026)[9,14]		17,018	16,720
Verizon Master Trust, Series 2023-3, Class A, 4.73% 4/21/2031[8,14]		20,266	20,082
Westlake Automobile Receivables Trust, Series 2022-3, Class A2, 5.24% 7/15/2025[8,14]		8,764	8,745
Westlake Automobile Receivables Trust, Series 2020-3A, Class C, 1.24% 11/17/2025[8,14]		1,796	1,777
Westlake Automobile Receivables Trust, Series 2020-3A, Class D, 1.65% 2/17/2026[8,14]		6,549	6,320
Westlake Automobile Receivables Trust, Series 2023-1, Class A2A, 5.51% 6/15/2026[8,14]		4,244	4,230
Westlake Automobile Receivables Trust, Series 2021-2, Class B, 0.62% 7/15/2026[8,14]		4,504	4,455
Westlake Automobile Receivables Trust, Series 2021-2, Class C, 0.89% 7/15/2026[8,14]		6,654	6,390
Westlake Automobile Receivables Trust, Series 2023-2, Class A2A, 5.87% 7/15/2026[8,14]		10,868	10,865
Westlake Automobile Receivables Trust, Series 2021-2, Class D, 1.23% 12/15/2026[8,14]		4,413	4,108
Westlake Automobile Receivables Trust, Series 2023-2, Class A3, 5.80% 2/16/2027[8,14]		8,177	8,184

46	The Income Fund of America

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Westlake Automobile Receivables Trust, Series 2022-1A, Class D, 3.49% 3/15/2027[8,14]	USD	2,924	$2,789
Westlake Automobile Receivables Trust, Series 2023-1, Class A3, 5.21% 1/18/2028[8,14]		1,754	1,737
World Financial Network Credit Card Master Trust, Series 2023-A, Class A, 5.02% 3/15/2030[14]		17,652	17,464
			1,424,035

Municipals 0.29%
California 0.01%
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-A-1, 2.158% 6/1/2026		2,170	1,985
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-A-1, 2.332% 6/1/2027		3,010	2,697
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 6/1/2034		785	637
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 3.293% 6/1/2042		1,855	1,393
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 3.00% 6/1/2046		3,495	3,211
			9,923

Guam 0.00%
A.B. Won Pat International Airport Auth., General Rev. Bonds, Series 2021-A, 3.839% 10/1/2036		400	317
A.B. Won Pat International Airport Auth., General Rev. Bonds, Series 2021-A, 4.46% 10/1/2043		525	394
			711

Illinois 0.23%
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-C, 6.319% 11/1/2029		28,045	27,906
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2015-C, 5.25% 12/1/2039		120	120
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2009-E, 6.138% 12/1/2039		54,555	51,305
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-D, 6.519% 12/1/2040		11,385	10,746
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Qualified School Construction Bonds), Series 2009-G, 1.75% 12/15/2025		23,140	20,738
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2017-C, 5.00% 12/1/2026		110	114
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, Assured Guaranty Municipal insured, 5.00% 12/1/2026		100	103
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, Assured Guaranty Municipal insured, 5.00% 12/1/2028		650	688
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-C, Assured Guaranty Municipal insured, 5.00% 12/1/2028		800	846
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, Assured Guaranty Municipal insured, 5.00% 12/1/2029		300	317
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-C, Assured Guaranty Municipal insured, 5.00% 12/1/2029		550	580
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2017-C, 5.00% 12/1/2030		220	226
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, Assured Guaranty Municipal insured, 5.00% 12/1/2030		200	211
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2017-D, 5.00% 12/1/2031		100	102
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, Assured Guaranty Municipal insured, 5.00% 12/1/2031		350	370
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, Assured Guaranty Municipal insured, 5.00% 12/1/2032		350	369
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, Assured Guaranty Municipal insured, 5.00% 12/1/2033		200	211
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2017-H, 5.00% 12/1/2036		100	101
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2017-G, 5.00% 12/1/2044		140	138

The Income Fund of America	47

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Municipals (continued)
Illinois (continued)
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2017-H, 5.00% 12/1/2046	USD	390	$383
City of Chicago, School Reform Board of Trustees of the Board of Education, Unlimited Tax G.O. Bonds (Dedicated Tax Rev.), Series 2012-A, 5.00% 12/1/2042		190	187
City of Chicago, School Reform Board of Trustees of the Board of Education, Unlimited Tax G.O. Bonds (Dedicated Tax Rev.), Capital Appreciation Bonds, Series 1998-B-1, National insured, 0% 12/1/2031		350	246
G.O. Bonds, Series 2013-B, 4.91% 4/1/2027		3,230	3,190
G.O. Bonds, Pension Funding, Series 2003, 5.10% 6/1/2033		155,890	152,655
G.O. Bonds, Taxable Build America Bonds, Series 2010-1, 6.63% 2/1/2035		3,484	3,622
G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 6.725% 4/1/2035		4,154	4,338
G.O. Bonds, Taxable Build America Bonds, Series 2010-5, 7.35% 7/1/2035		300	321
			280,133

New York 0.01%
Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 1.187% 3/15/2026 (escrowed to maturity)		4,635	4,196
Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 1.748% 3/15/2028		7,675	6,694
			10,890

Ohio 0.02%
Cleveland-Cuyahoga Port Auth., Federal Lease Rev. Bonds (VA Cleveland Health Care Center Project), Series 2021, 4.425% 5/1/2031		27,615	23,586

Wisconsin 0.02%
Public Fin. Auth., Federal Lease Rev. Bonds (Fort Sam Acquisition Fncg.), Series 2022, 4.95% 3/1/2034		22,660	21,025

Total municipals			346,268

Bonds & notes of governments & government agencies outside the U.S. 0.09%
Abu Dhabi (Emirate of) 2.50% 4/16/2025[8]		7,800	7,465
Abu Dhabi (Emirate of) 3.125% 4/16/2030[8]		7,800	7,234
Abu Dhabi (Emirate of) 1.70% 3/2/2031[8]		1,700	1,414
Abu Dhabi (Emirate of) 3.875% 4/16/2050[8]		5,350	4,501
Colombia (Republic of) 7.50% 2/2/2034		8,970	9,081
European Investment Bank 0.75% 10/26/2026		9,910	8,799
Indonesia Asahan Aluminium (Persero) PT 5.80% 5/15/2050[8]		1,510	1,362
Morocco (Kingdom of) 3.00% 12/15/2032[8]		6,000	4,839
Morocco (Kingdom of) 4.00% 12/15/2050[8]		6,000	4,137
OMERS Finance Trust 3.50% 4/19/2032[8]		7,941	7,240
OMERS Finance Trust 4.00% 4/19/2052[8]		7,941	6,453
Panama (Republic of) 3.298% 1/19/2033		7,940	6,649
Panama (Republic of) 4.50% 1/19/2063		2,065	1,535
Peru (Republic of) 1.862% 12/1/2032		8,550	6,526
Peru (Republic of) 2.78% 12/1/2060		12,800	7,744
Swedish Export Credit Corp. 3.625% 9/3/2024		11,420	11,172
United Mexican States 2.659% 5/24/2031		9,162	7,640
United Mexican States 4.875% 5/19/2033		3,900	3,743
United Mexican States 6.338% 5/4/2053		1,125	1,150
United Mexican States 3.771% 5/24/2061		5,180	3,539
			112,223

Total bonds, notes & other debt instruments (cost: $31,095,050,000)			28,942,909

Short-term securities 7.17%		Shares
Money market investments 7.11%
Capital Group Central Cash Fund 5.26%[4,18]		85,608,760	8,560,020

48	The Income Fund of America

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.06%
Capital Group Central Cash Fund 5.26%[4,18,19]	366,636	$36,660
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.18%[18,19]	8,071,176	8,071
BlackRock Liquidity Funds – FedFund, Institutional Shares 5.15%[18,19]	4,900,000	4,900
Dreyfus Treasury Obligations Cash Management, Institutional Shares 5.15%[18,19]	4,900,000	4,900
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.16%[18,19]	4,900,000	4,900
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 5.19%[18,19]	3,500,000	3,500
Fidelity Investments Money Market Government Portfolio, Class I 5.16%[18,19]	2,800,000	2,800
RBC Funds Trust – U.S. Government Money Market Fund, RBC Institutional Class 1 5.15%[18,19]	2,800,000	2,800
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.19%[18,19]	2,800,000	2,800
		71,331

Total short-term securities (cost: $8,630,616,000)		8,631,351
Total investment securities 101.57% (cost: $99,531,184,000)		122,194,052
Other assets less liabilities (1.57)%		(1,894,388)

Net assets 100.00%		$120,299,664

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 7/31/2023 (000)
3 Month SOFR Futures	Short	18,420	3/19/2024	USD	(4,357,481)	$2,240
2 Year U.S. Treasury Note Futures	Long	11,409	9/29/2023		2,316,383	(10,291)
5 Year U.S. Treasury Note Futures	Long	39,682	9/29/2023		4,238,844	(23,428)
10 Year U.S. Treasury Note Futures	Long	8,627	9/20/2023		961,102	(7,381)
10 Year Ultra U.S. Treasury Note Futures	Short	1,484	9/20/2023		(173,605)	1,133
20 Year U.S. Treasury Bond Futures	Short	1,062	9/20/2023		(132,153)	2,449
30 Year Ultra U.S. Treasury Bond Futures	Long	666	9/20/2023		88,058	(2,516)
						$(37,794)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional		Value at	Upfront premium	Unrealized (depreciation) appreciation
	Payment		Payment	Expiration	amount		7/31/2023	paid	at 7/31/2023
Rate	frequency	Rate	frequency	date	(000)		(000)	(000)	(000)
4.1645%	Annual	SOFR	Annual	1/24/2025	USD	7,898	$(108)	$—	$(108)
SOFR	Annual	3.2015%	Annual	1/19/2033		8,814	355	—	355
SOFR	Annual	3.1205%	Annual	1/20/2033		105,350	4,916	—	4,916
SOFR	Annual	3.16653%	Annual	1/24/2033		108,884	4,687	—	4,687
SOFR	Annual	3.18606%	Annual	1/24/2033		100,671	4,179	—	4,179
							$14,029	$—	$14,029

The Income Fund of America	49

Swap contracts (continued)

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 7/31/2023 (000)	Upfront premium received (000)	Unrealized depreciation at 7/31/2023 (000)
CDX.NA.HY.40	5.00%	Quarterly	6/20/2028	USD26,205	$(927)	$(502)	$(425)
CDX.NA.IG.40	1.00%	Quarterly	6/20/2028	96,555	(1,557)	(527)	(1,030)
					$(2,484)	$(1,029)	$(1,455)

Investments in affiliates4

						Net
	Value of				Net	unrealized	Value of
	affiliates at				realized	(depreciation)	affiliates at	Dividend
	8/1/2022	Additions	Reductions		loss	appreciation	7/31/2023	income
	(000)	(000)	(000)		(000)	(000)	(000)	(000)
Common stocks 1.27%
Consumer staples 0.01%
Viva Wine Group AB	$20,068	$23,696	$21,863		$—	$(9,055)	$12,846	$670

Health care 0.05%
Rotech Healthcare, Inc.[2,5,6]	55,404	—	—		—	1,629	57,033	—

Industrials 0.18%
ManpowerGroup, Inc.	213,497	—	—		—	1,280	214,777	7,706

Consumer discretionary 0.15%
Domino’s Pizza Group PLC	107,070	—	—		—	29,673	136,743	3,798
Puuilo OYJ	27,975	—	—		—	17,065	45,040	1,827
Lumi Gruppen AS20	3,793	—	1,617		(9,426)	7,250	—	—
							181,783

Utilities 0.88%
Brookfield Infrastructure Partners, LP	1,088,574	96,309	—		—	(124,322)	1,060,561	43,229
Total common stocks							1,527,000

Short-term securities 7.14%
Money market investments 7.11%
Capital Group Central Cash Fund 5.26%[18]	13,287,019	13,781,173	18,512,608		(51)	4,487	8,560,020	432,967
Money market investments purchased with collateral from securities on loan 0.03%
Capital Group Central Cash Fund 5.26%[18,19]	179,877		143,217	[21]			36,660	—	[22]
Total short-term securities							8,596,680
Total 8.41%					$(9,477)	$(71,993)	$10,123,680	$490,197

Restricted securities6

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Rotech Healthcare, Inc.[2,4,5]	11/26/2014	$19,660	$57,033	.05%
Ascent Resources - Utica, LLC, Class A2,5	4/25/2016-11/15/2016	56,848	36,371	.03
Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[2,9]	6/23/2023	11,064	11,626	.01
Total		$87,572	$105,030	.09%

50	The Income Fund of America

[1]	All or a portion of this security was on loan. The total value of all such securities was $90,740,000, which represented .08% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[2]	Value determined using significant unobservable inputs.
[3]	Amount less than one thousand.
[4]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[5]	Security did not produce income during the last 12 months.
[6]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $105,030,000, which represented .09% of the net assets of the fund.
[7]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[8]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $11,131,323,000, which represented 9.25% of the net assets of the fund.
[9]	Step bond; coupon rate may change at a later date.
[10]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $498,663,000, which represented .41% of the net assets of the fund.
[11]	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
[12]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[13]	Scheduled interest and/or principal payment was not received.
[14]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[15]	Purchased on a TBA basis.
[16]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $122,180,000, which represented .10% of the net assets of the fund.
[17]	Index-linked bond whose principal amount moves with a government price index.
[18]	Rate represents the seven-day yield at 7/31/2023.
[19]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[20]	Affiliated issuer during the reporting period but no longer held at 7/31/2023.
[21]	Represents net activity. Refer to Note 5 for more information on securities lending.
[22]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

Assn. = Association

Auth. = Authority

CAD = Canadian dollars

CLO = Collateralized Loan Obligations

CME = CME Group

CMO = Collateralized Mortgage Obligations

DAC = Designated Activity Company

Fin. = Finance

Fncg. = Financing

G.O. = General Obligation

GBP = British pounds

ICE = Intercontinental Exchange, Inc.

LIBOR = London Interbank Offered Rate

PIK = Payment In Kind

Ref. = Refunding

REIT = Real Estate Investment Trust

Rev. = Revenue

SDR = Swedish Depositary Receipts

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

The Income Fund of America	51

Financial statements

Statement of assets and liabilities
at July 31, 2023	(dollars in thousands)

Assets:
Investment securities, at value (includes $90,740 of investment securities on loan):
Unaffiliated issuers (cost: $89,659,652)	$112,070,372
Affiliated issuers (cost: $9,871,532)	10,123,680	$122,194,052
Cash		10,394
Cash denominated in currencies other than U.S. dollars (cost: $18,542)		18,519
Unrealized appreciation on unfunded commitments		13
Receivables for:
Sales of investments	4,054,965
Sales of fund’s shares	52,028
Dividends and interest	594,937
Securities lending income	5
Variation margin on futures contracts	4,938
Variation margin on centrally cleared swap contracts	171
Other	3,582	4,710,626
		126,933,604
Liabilities:
Collateral for securities on loan		71,331
Payables for:
Purchases of investments	6,434,940
Repurchases of fund’s shares	73,608
Investment advisory services	20,163
Services provided by related parties	22,635
Trustees’ deferred compensation	4,620
Variation margin on futures contracts	539
Variation margin on centrally cleared swap contracts	547
Other	5,557	6,562,609
Net assets at July 31, 2023		$120,299,664

Net assets consist of:
Capital paid in on shares of beneficial interest		$95,699,101
Total distributable earnings		24,600,563
Net assets at July 31, 2023		$120,299,664

Refer to the notes to financial statements.

52	The Income Fund of America

Financial statements (continued)

Statement of assets and liabilities at July 31, 2023 (continued)	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (5,177,545 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$76,008,540	3,269,561		$23.25
Class C	1,782,603	77,956		22.87
Class T	10	—	*	23.25
Class F-1	2,176,078	93,919		23.17
Class F-2	12,953,852	557,892		23.22
Class F-3	5,178,767	222,912		23.23
Class 529-A	1,809,278	78,050		23.18
Class 529-C	57,863	2,503		23.12
Class 529-E	54,165	2,346		23.09
Class 529-T	15	1		23.25
Class 529-F-1	12	1		23.17
Class 529-F-2	144,819	6,229		23.25
Class 529-F-3	13	1		23.25
Class R-1	63,812	2,766		23.07
Class R-2	353,053	15,421		22.89
Class R-2E	35,895	1,549		23.17
Class R-3	671,753	29,039		23.13
Class R-4	772,494	33,307		23.19
Class R-5E	176,254	7,596		23.20
Class R-5	198,015	8,518		23.25
Class R-6	17,862,373	767,978		23.26

*	Amount less than one thousand.

Refer to the notes to financial statements.

The Income Fund of America	53

Financial statements (continued)

Statement of operations
for the year ended July 31, 2023	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $70,707; also includes $490,197 from affiliates)	$3,563,505
Interest from unaffiliated issuers	1,399,077
Securities lending income (net of fees)	7,383	$4,969,965
Fees and expenses*:
Investment advisory services	266,872
Distribution services	227,739
Transfer agent services	67,736
Administrative services	35,417
529 plan services	1,235
Reports to shareholders	2,315
Registration statement and prospectus	1,626
Trustees’ compensation	1,025
Auditing and legal	463
Custodian	2,646
Other	470	607,544
Net investment income		4,362,421

Net realized loss and unrealized appreciation:
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	184,315
Affiliated issuers	(9,477)
Futures contracts	(269,041)
Forward currency contracts	11,773
Swap contracts	(94,095)
Currency transactions	(170)	(176,695)
Net unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	1,123,205
Affiliated issuers	(71,993)
Futures contracts	(72,251)
Forward currency contracts	(5,014)
Swap contracts	31,747
Currency translations	5,729	1,011,423
Net realized loss and unrealized appreciation		834,728

Net increase in net assets resulting from operations		$5,197,149

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Refer to the notes to financial statements.

54	The Income Fund of America

Financial statements (continued)

Statements of changes in net assets
(dollars in thousands)

	Year ended July 31,
	2023	2022
Operations:
Net investment income	$4,362,421	$4,135,492
Net realized (loss) gain	(176,695)	4,350,957
Net unrealized appreciation (depreciation)	1,011,423	(10,357,644)
Net increase (decrease) in net assets resulting from operations	5,197,149	(1,871,195)

Distributions paid to shareholders	(8,135,368)	(8,514,409)

Net capital share transactions	2,210,884	4,896,612

Total decrease in net assets	(727,335)	(5,488,992)

Net assets:
Beginning of year	121,026,999	126,515,991
End of year	$120,299,664	$121,026,999

Refer to the notes to financial statements.

The Income Fund of America	55

Notes to financial statements

1. Organization

The Income Fund of America (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks current income while secondarily striving for capital growth.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

56	The Income Fund of America

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor. Swaps are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include the yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, other reference data, and terms of the contract.

The Income Fund of America	57

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The tables on the following page present the fund’s valuation levels as of July 31, 2023 (dollars in thousands):

58	The Income Fund of America

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Financials	$13,591,682	$—	—	*	$13,591,682
Consumer staples	11,921,936	—	—		11,921,936
Health care	11,788,937	—	57,033		11,845,970
Industrials	7,821,561	—	—		7,821,561
Energy	7,434,205	—	43,888		7,478,093
Information technology	7,164,574	—	—		7,164,574
Real estate	5,920,471	—	—		5,920,471
Consumer discretionary	5,460,494	9,624	—		5,470,118
Utilities	5,373,780	—	—		5,373,780
Communication services	4,290,087	—	—		4,290,087
Materials	3,335,801	—	—		3,335,801
Preferred securities	227,677	—	3,474		231,151
Rights & warrants	—	1,006	—	*	1,006
Convertible stocks	163,394	—	—		163,394
Convertible bonds & notes	—	10,168	—		10,168
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	—	19,415,626	30,292		19,445,918
Mortgage-backed obligations	—	4,757,597	25,519		4,783,116
U.S. Treasury bonds & notes	—	2,831,349	—		2,831,349
Asset-backed obligations	—	1,413,665	10,370		1,424,035
Municipals	—	346,268	—		346,268
Bonds & notes of governments & government agencies outside the U.S.	—	112,223	—		112,223
Short-term securities	8,631,351	—	—		8,631,351
Total	$93,125,950	$28,897,526	$170,576		$122,194,052

	Other investments†
	Level 1	Level 2	Level 3		Total

Assets:
Unrealized appreciation on futures contracts	$5,822	$—	$—		$5,822
Unrealized appreciation on centrally cleared interest rate swaps	—	14,137	—		14,137
Liabilities:
Unrealized depreciation on futures contracts	(43,616)	—	—		(43,616)
Unrealized depreciation on centrally cleared interest rate swaps	—	(108)	—		(108)
Unrealized depreciation on centrally cleared credit default swaps	—	(1,455)	—		(1,455)
Total	$(37,794)	$12,574	$—		$(25,220)

*	Amount less than one thousand.
†	Futures contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline –sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

The Income Fund of America	59

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities which may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S. or with significant operations or revenues outside the U.S., and securities tied economically to countries outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

60	The Income Fund of America

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of July 31, 2023, the total value of securities on loan was $90,740,000, and the total value of collateral received was $94,496,000. Collateral received includes cash of $71,331,000 and U.S. government securities of $23,165,000. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Unfunded commitments — The fund has participated in transactions that involve unfunded commitments, which may obligate the fund to purchase new or additional bonds if certain contingencies are met. As of July 31, 2023, the fund’s maximum exposure of unfunded bond commitments was $11,178,000, which would represent less than .01% of the net assets of the fund should such commitments become due. Unrealized appreciation of $13,000 is disclosed as unrealized appreciation on unfunded commitments in the fund’s statement of assets and liabilities and is included in net unrealized appreciation on investments in unaffiliated issuers in the fund’s statement of operations.

The Income Fund of America	61

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $9,426,450,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. As of July 31, 2023, the fund did not have any open forward currency contracts. The average month-end notional amount of open forward currency contracts while held was $186,840,000.

Swap contracts — The fund has entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the fund’s statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the fund’s statement of operations.

62	The Income Fund of America

Swap agreements can take different forms. The fund has entered into the following types of swap agreements:

Interest rate swaps — The fund has entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark, or on an inflation index such as the U.S. Consumer Price Index (which is a measure that examines the weighted average of prices of a basket of consumer goods and services and measures changes in the purchasing power of the U.S. dollar and the rate of inflation). In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. The average month-end notional amount of interest rate swaps while held was $1,456,822,000.

Credit default swap indices — The fund has entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSI”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The fund may enter into a CDSI transaction as either protection buyer or protection seller. If the fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the fund, coupled with the periodic payments previously received by the fund, may be less than the full notional value that the fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the fund. Furthermore, as a protection seller, the fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction. The average month-end notional amount of credit default swaps while held was $939,174,000.

The Income Fund of America	63

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps as of, or for the year ended, July 31, 2023 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$5,822	Unrealized depreciation*	$43,616
Swap (centrally cleared)	Interest	Unrealized appreciation*	14,137	Unrealized depreciation*	108
Swap (centrally cleared)	Credit	Unrealized appreciation*	—	Unrealized depreciation*	1,455
			$19,959		$45,179

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(269,041)	Net unrealized depreciation on futures contracts	$(72,251)
Forward currency	Currency	Net realized gain on forward currency contracts	11,773	Net unrealized depreciation on forward currency contracts	(5,014)
Swap	Interest	Net realized loss on swap contracts	(20,095)	Net unrealized appreciation on swap contracts	14,029
Swap	Credit	Net realized loss on swap contracts	(74,000)	Net unrealized appreciation on swap contracts	17,718
			$(351,363)		$(45,518)

*	Includes cumulative appreciation/depreciation on futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and its use of futures contracts, forward currency contracts, interest rate swaps, credit default swaps and future delivery contracts. For securities lending, the fund receives collateral in exchange for lending investment securities. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s investment portfolio. For futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps, the fund pledges collateral for initial and variation margin by contract. For forward currency contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by counterparty. For future delivery contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended July 31, 2023, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

64	The Income Fund of America

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended July 31, 2023, the fund recognized $1,061,000 in reclaims (net of $157,000 in fees and the effect of realized gain or loss from currency translations) and $22,000 in interest related to European court rulings, which is included in dividend income and interest income, respectively, in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The fund generally records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; net capital losses and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended July 31, 2023, the fund reclassified $19,665,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of July 31, 2023, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$2,005,184
Capital loss carryforward*	(152,485)
Gross unrealized appreciation on investments	26,172,980
Gross unrealized depreciation on investments	(3,413,941)
Net unrealized appreciation on investments	22,759,039
Cost of investments	99,410,822

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended July 31, 2023						Year ended July 31, 2022
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$2,534,100		$2,636,411		$5,170,511		$2,381,084		$3,111,969		$5,493,053
Class C	52,758		71,660		124,418		55,874		100,545		156,419
Class T	—	†	—	†	—	†	—	†	—	†	—	†
Class F-1	73,828		78,844		152,672		72,699		98,385		171,084
Class F-2	444,983		432,771		877,754		395,103		476,920		872,023
Class F-3	182,195		173,874		356,069		155,715		181,655		337,370
Class 529-A	59,824		62,982		122,806		56,284		74,403		130,687
Class 529-C	1,618		2,253		3,871		1,710		3,189		4,899
Class 529-E	1,698		1,935		3,633		1,628		2,378		4,006
Class 529-T	1		1		2		1		1		2
Class 529-F-1	—	†	—	†	—	†	—	†	—	†	—	†
Class 529-F-2	4,836		4,585		9,421		3,986		4,783		8,769
Class 529-F-3	—	†	—	†	—	†	—	†	—	†	—	†
Class R-1	1,688		2,300		3,988		1,539		2,762		4,301
Class R-2	9,297		12,494		21,791		8,533		15,271		23,804
Class R-2E	1,037		1,286		2,323		956		1,506		2,462
Class R-3	20,849		24,364		45,213		20,260		30,261		50,521
Class R-4	26,112		27,609		53,721		25,053		33,177		58,230
Class R-5E	5,807		5,672		11,479		5,026		6,162		11,188
Class R-5	10,308		10,837		21,145		10,490		12,596		23,086
Class R-6	598,030		556,521		1,154,551		532,394		630,111		1,162,505
Total	$4,028,969		$4,106,399		$8,135,368		$3,728,335		$4,786,074		$8,514,409

†	Amount less than one thousand.

The Income Fund of America	65

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.250% on the first $500 million of daily net assets and decreasing to 0.121% on such assets in excess of $115 billion. The agreement also provides for monthly fees, accrued daily, based on a rate of 2.25% of the fund’s monthly gross income. For the year ended July 31, 2023, the investment advisory services fees were $266,872,000, which were equivalent to an annualized rate of 0.226% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of July 31, 2023, unreimbursed expenses subject to reimbursement totaled $9,918,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

66	The Income Fund of America

The quarterly fees are based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended July 31, 2023, the 529 plan services fees were $1,235,000, which were equivalent to 0.060% of the average daily net assets of each 529 share class.

For the year ended July 31, 2023, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$188,756	$45,475		$22,651		Not applicable
Class C	19,608	1,197		591		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	5,388	2,856		669		Not applicable
Class F-2	Not applicable	13,478		3,757		Not applicable
Class F-3	Not applicable	33		1,490		Not applicable
Class 529-A	4,200	975		540		$1,082
Class 529-C	630	35		19		38
Class 529-E	273	14		16		33
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	37		41		82
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	645	59		19		Not applicable
Class R-2	2,649	1,213		106		Not applicable
Class R-2E	215	73		11		Not applicable
Class R-3	3,413	1,008		206		Not applicable
Class R-4	1,962	786		235		Not applicable
Class R-5E	Not applicable	254		50		Not applicable
Class R-5	Not applicable	133		87		Not applicable
Class R-6	Not applicable	110		4,929		Not applicable
Total class-specific expenses	$227,739	$67,736		$35,417		$1,235

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $1,025,000 in the fund’s statement of operations reflects $571,000 in current fees (either paid in cash or deferred) and a net increase of $454,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased investment securities from, and sold investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended July 31, 2023, the fund engaged in such purchase and sale transactions with related funds in the amounts of $765,430,000 and $560,102,000, respectively, which generated $4,074,000 of net realized gains from such sales.

The Income Fund of America	67

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended July 31, 2023.

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions			Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended July 31, 2023

Class A	$3,604,318	157,256	$5,057,994	220,359		$(8,825,031)	(386,025)	$(162,719)	(8,410)
Class C	180,057	7,975	123,100	5,441		(693,781)	(30,774)	(390,624)	(17,358)
Class T	—	—	—	—		—	—	—	—
Class F-1	101,531	4,382	150,363	6,572		(367,052)	(16,106)	(115,158)	(5,152)
Class F-2	2,510,615	109,947	843,492	36,819		(2,754,827)	(120,646)	599,280	26,120
Class F-3	1,099,304	48,071	352,446	15,381		(1,000,877)	(43,805)	450,873	19,647
Class 529-A	150,183	6,565	122,763	5,364		(286,985)	(12,503)	(14,039)	(574)
Class 529-C	13,152	576	3,868	169		(28,410)	(1,240)	(11,390)	(495)
Class 529-E	5,322	234	3,632	159		(11,144)	(488)	(2,190)	(95)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	—	—	1	1		—	—	1	1
Class 529-F-2	32,935	1,436	9,410	411		(25,303)	(1,101)	17,042	746
Class 529-F-3	—	—	1	—	†	—	—	1	— †
Class R-1	9,350	413	3,988	175		(15,720)	(689)	(2,382)	(101)
Class R-2	53,694	2,382	21,776	962		(81,380)	(3,620)	(5,910)	(276)
Class R-2E	5,555	244	2,323	101		(7,900)	(346)	(22)	(1)
Class R-3	107,648	4,720	45,104	1,973		(191,175)	(8,379)	(38,423)	(1,686)
Class R-4	110,553	4,826	53,697	2,345		(184,987)	(8,133)	(20,737)	(962)
Class R-5E	26,054	1,148	11,479	501		(17,290)	(759)	20,243	890
Class R-5	27,931	1,224	21,096	919		(156,665)	(6,924)	(107,638)	(4,781)
Class R-6	1,798,756	79,107	1,153,108	50,267		(957,189)	(41,618)	1,994,675	87,756
Total net increase (decrease)	$9,836,958	430,506	$7,979,642	347,919		$(15,605,716)	(683,156)	$2,210,884	95,269

Refer to the end of the table for footnotes.

68	The Income Fund of America

	Sales*		Reinvestments of distributions			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended July 31, 2022

Class A	$4,830,451	191,918	$5,372,610	215,676		$(8,105,210)	(322,218)	$2,097,851	85,376
Class C	279,345	11,231	154,852	6,295		(794,138)	(31,978)	(359,941)	(14,452)
Class T	—	—	—	—		—	—	—	—
Class F-1	89,769	3,576	168,566	6,784		(379,542)	(15,113)	(121,207)	(4,753)
Class F-2	2,800,552	111,603	839,636	33,786		(2,224,438)	(88,814)	1,415,750	56,575
Class F-3	1,041,311	41,338	334,976	13,476		(846,178)	(33,630)	530,109	21,184
Class 529-A	180,280	7,171	130,662	5,260		(268,561)	(10,676)	42,381	1,755
Class 529-C	15,533	619	4,898	197		(36,918)	(1,465)	(16,487)	(649)
Class 529-E	6,359	254	4,005	162		(11,689)	(465)	(1,325)	(49)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	—	—	1	—	†	—	—	1	— †
Class 529-F-2	27,550	1,100	8,773	353		(19,956)	(789)	16,367	664
Class 529-F-3	—	—	1	1		—	—	1	1
Class R-1	9,602	385	4,300	173		(16,154)	(641)	(2,252)	(83)
Class R-2	68,858	2,773	23,787	966		(100,318)	(4,035)	(7,673)	(296)
Class R-2E	6,836	271	2,462	99		(8,543)	(344)	755	26
Class R-3	125,211	4,995	50,394	2,030		(206,893)	(8,240)	(31,288)	(1,215)
Class R-4	149,919	5,956	58,215	2,342		(263,091)	(10,370)	(54,957)	(2,072)
Class R-5E	23,999	960	11,188	450		(24,391)	(971)	10,796	439
Class R-5	34,505	1,387	23,038	926		(120,463)	(4,661)	(62,920)	(2,348)
Class R-6	1,530,260	60,967	1,161,044	46,644		(1,250,654)	(50,020)	1,440,650	57,591
Total net increase (decrease)	$11,220,340	446,504	$8,353,409	335,620		$(14,677,137)	(584,430)	$4,896,612	197,694

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

10. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $91,995,621,000 and $88,693,171,000, respectively, during the year ended July 31, 2023.

The Income Fund of America	69

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
7/31/2023	$23.83	$.83	$.19	$1.02	$(.78)	$(.82)	$(1.60)	$23.25	4.45%	$76,009		.57%		.57%		3.64%
7/31/2022	25.92	.81	(1.18)	(.37)	(.74)	(.98)	(1.72)	23.83	(1.60)	78,105		.56		.56		3.23
7/31/2021	21.88	.75	4.04	4.79	(.75)	—	(.75)	25.92	22.23	82,740		.56		.56		3.11
7/31/2020	22.56	.73	(.17)	.56	(.74)	(.50)	(1.24)	21.88	2.59	71,103		.57		.57		3.32
7/31/2019	23.28	.72	.13	.85	(.69)	(.88)	(1.57)	22.56	4.22	73,594		.56		.56		3.23
Class C:
7/31/2023	23.46	.65	.19	.84	(.61)	(.82)	(1.43)	22.87	3.70	1,783		1.32		1.32		2.88
7/31/2022	25.54	.61	(1.16)	(.55)	(.55)	(.98)	(1.53)	23.46	(2.35)	2,236		1.31		1.31		2.46
7/31/2021	21.57	.56	3.98	4.54	(.57)	—	(.57)	25.54	21.31	2,803		1.31		1.31		2.37
7/31/2020	22.25	.56	(.16)	.40	(.58)	(.50)	(1.08)	21.57	1.82	2,906		1.32		1.32		2.58
7/31/2019	22.98	.54	.13	.67	(.52)	(.88)	(1.40)	22.25	3.41	4,279		1.34		1.34		2.45
Class T:
7/31/2023	23.83	.90	.19	1.09	(.85)	(.82)	(1.67)	23.25	4.77 [5]	—	[6]	.27	[5]	.27	[5]	3.94	[5]
7/31/2022	25.92	.88	(1.19)	(.31)	(.80)	(.98)	(1.78)	23.83	(1.35)[5]	—	[6]	.31	[5]	.31	[5]	3.47	[5]
7/31/2021	21.88	.81	4.04	4.85	(.81)	—	(.81)	25.92	22.52 [5]	—	[6]	.32	[5]	.32	[5]	3.35	[5]
7/31/2020	22.57	.78	(.17)	.61	(.80)	(.50)	(1.30)	21.88	2.81 [5]	—	[6]	.33	[5]	.33	[5]	3.55	[5]
7/31/2019	23.29	.77	.13	.90	(.74)	(.88)	(1.62)	22.57	4.44 [5]	—	[6]	.35	[5]	.35	[5]	3.43	[5]
Class F-1:
7/31/2023	23.75	.82	.18	1.00	(.76)	(.82)	(1.58)	23.17	4.39	2,176		.63		.63		3.57
7/31/2022	25.84	.79	(1.18)	(.39)	(.72)	(.98)	(1.70)	23.75	(1.68)	2,353		.63		.63		3.15
7/31/2021	21.82	.73	4.03	4.76	(.74)	—	(.74)	25.84	22.12	2,683		.63		.63		3.06
7/31/2020	22.50	.72	(.17)	.55	(.73)	(.50)	(1.23)	21.82	2.53	3,365		.63		.63		3.27
7/31/2019	23.22	.70	.13	.83	(.67)	(.88)	(1.55)	22.50	4.15	4,022		.65		.65		3.14
Class F-2:
7/31/2023	23.80	.88	.18	1.06	(.82)	(.82)	(1.64)	23.22	4.66	12,954		.37		.37		3.84
7/31/2022	25.89	.87	(1.19)	(.32)	(.79)	(.98)	(1.77)	23.80	(1.40)	12,656		.36		.36		3.44
7/31/2021	21.86	.80	4.03	4.83	(.80)	—	(.80)	25.89	22.46	12,303		.36		.36		3.31
7/31/2020	22.54	.77	(.16)	.61	(.79)	(.50)	(1.29)	21.86	2.81	9,894		.37		.37		3.52
7/31/2019	23.27	.76	.12	.88	(.73)	(.88)	(1.61)	22.54	4.36	9,425		.39		.39		3.40
Class F-3:
7/31/2023	23.81	.90	.19	1.09	(.85)	(.82)	(1.67)	23.23	4.77	5,179		.26		.26		3.95
7/31/2022	25.90	.89	(1.18)	(.29)	(.82)	(.98)	(1.80)	23.81	(1.30)	4,840		.25		.25		3.54
7/31/2021	21.87	.82	4.04	4.86	(.83)	—	(.83)	25.90	22.57	4,717		.26		.26		3.42
7/31/2020	22.56	.80	(.18)	.62	(.81)	(.50)	(1.31)	21.87	2.88	3,680		.26		.26		3.63
7/31/2019	23.28	.78	.13	.91	(.75)	(.88)	(1.63)	22.56	4.52	3,343		.28		.28		3.50
Class 529-A:
7/31/2023	23.76	.82	.19	1.01	(.77)	(.82)	(1.59)	23.18	4.42	1,809		.61		.61		3.60
7/31/2022	25.85	.80	(1.18)	(.38)	(.73)	(.98)	(1.71)	23.76	(1.64)	1,868		.59		.59		3.19
7/31/2021	21.83	.74	4.02	4.76	(.74)	—	(.74)	25.85	22.14	1,987		.60		.60		3.07
7/31/2020	22.51	.72	(.17)	.55	(.73)	(.50)	(1.23)	21.83	2.55	1,740		.62		.62		3.27
7/31/2019	23.23	.70	.13	.83	(.67)	(.88)	(1.55)	22.51	4.15	1,704		.64		.64		3.15

Refer to the end of the table for footnotes.

70	The Income Fund of America

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]		Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
7/31/2023	$23.70	$.64	$.19	$.83	$(.59)	$(.82)	$(1.41)	$23.12	3.62%		$58		1.38%		1.38%		2.82%
7/31/2022	25.78	.61	(1.18)	(.57)	(.53)	(.98)	(1.51)	23.70	(2.40)		71		1.35		1.35		2.41
7/31/2021	21.76	.56	4.02	4.58	(.56)	—	(.56)	25.78	21.26		94		1.33		1.33		2.34
7/31/2020	22.43	.56	(.16)	.40	(.57)	(.50)	(1.07)	21.76	1.79		103		1.36		1.36		2.56
7/31/2019	23.15	.53	.13	.66	(.50)	(.88)	(1.38)	22.43	3.37		271		1.38		1.38		2.41
Class 529-E:
7/31/2023	23.67	.76	.19	.95	(.71)	(.82)	(1.53)	23.09	4.19		54		.85		.85		3.36
7/31/2022	25.76	.74	(1.18)	(.44)	(.67)	(.98)	(1.65)	23.67	(1.89)		58		.83		.83		2.95
7/31/2021	21.75	.68	4.02	4.70	(.69)	—	(.69)	25.76	21.90		64		.83		.83		2.84
7/31/2020	22.43	.67	(.17)	.50	(.68)	(.50)	(1.18)	21.75	2.31		59		.84		.84		3.05
7/31/2019	23.16	.65	.12	.77	(.62)	(.88)	(1.50)	22.43	3.87		64		.86		.86		2.92
Class 529-T:
7/31/2023	23.83	.89	.18	1.07	(.83)	(.82)	(1.65)	23.25	4.71	[5]	—	[6]	.33	[5]	.33	[5]	3.88	[5]
7/31/2022	25.92	.87	(1.19)	(.32)	(.79)	(.98)	(1.77)	23.83	(1.39)[5]		—	[6]	.35	[5]	.35	[5]	3.44	[5]
7/31/2021	21.88	.80	4.04	4.84	(.80)	—	(.80)	25.92	22.47	[5]	—	[6]	.36	[5]	.36	[5]	3.31	[5]
7/31/2020	22.57	.77	(.17)	.60	(.79)	(.50)	(1.29)	21.88	2.75	[5]	—	[6]	.39	[5]	.39	[5]	3.50	[5]
7/31/2019	23.29	.75	.13	.88	(.72)	(.88)	(1.60)	22.57	4.38	[5]	—	[6]	.41	[5]	.41	[5]	3.37	[5]
Class 529-F-1:
7/31/2023	23.75	.86	.19	1.05	(.81)	(.82)	(1.63)	23.17	4.60	[5]	—	[6]	.44	[5]	.44	[5]	3.77	[5]
7/31/2022	25.84	.84	(1.18)	(.34)	(.77)	(.98)	(1.75)	23.75	(1.49)[5]		—	[6]	.43	[5]	.43	[5]	3.36	[5]
7/31/2021	21.82	.78	4.03	4.81	(.79)	—	(.79)	25.84	22.40	[5]	—	[6]	.37	[5]	.37	[5]	3.55	[5]
7/31/2020	22.50	.77	(.16)	.61	(.79)	(.50)	(1.29)	21.82	2.80		94		.38		.38		3.52
7/31/2019	23.23	.75	.13	.88	(.73)	(.88)	(1.61)	22.50	4.36		92		.40		.40		3.39
Class 529-F-2:
7/31/2023	23.83	.89	.18	1.07	(.83)	(.82)	(1.65)	23.25	4.68		145		.35		.35		3.87
7/31/2022	25.92	.87	(1.19)	(.32)	(.79)	(.98)	(1.77)	23.83	(1.39)		131		.35		.35		3.45
7/31/2021[7,8]	21.40	.60	4.54	5.14	(.62)	—	(.62)	25.92	24.24	[9]	125		.36	[10]	.36	[10]	3.24	[10]
Class 529-F-3:
7/31/2023	23.83	.89	.18	1.07	(.83)	(.82)	(1.65)	23.25	4.70		—	[6]	.32		.32		3.88
7/31/2022	25.92	.88	(1.19)	(.31)	(.80)	(.98)	(1.78)	23.83	(1.35)		—	[6]	.31		.31		3.48
7/31/2021[7,8]	21.40	.60	4.55	5.15	(.63)	—	(.63)	25.92	24.28	[9]	—	[6]	.38	[10]	.32	[10]	3.28	[10]
Class R-1:
7/31/2023	23.66	.65	.18	.83	(.60)	(.82)	(1.42)	23.07	3.63		64		1.35		1.35		2.86
7/31/2022	25.73	.61	(1.16)	(.55)	(.54)	(.98)	(1.52)	23.66	(2.33)		68		1.34		1.34		2.44
7/31/2021	21.73	.56	4.01	4.57	(.57)	—	(.57)	25.73	21.26		76		1.34		1.34		2.34
7/31/2020	22.41	.56	(.17)	.39	(.57)	(.50)	(1.07)	21.73	1.75		81		1.36		1.36		2.54
7/31/2019	23.13	.53	.14	.67	(.51)	(.88)	(1.39)	22.41	3.38		99		1.37		1.37		2.41

Refer to the end of the table for footnotes.

The Income Fund of America	71

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net income to average net assets[3]
Class R-2:
7/31/2023	$23.49	$.64	$.18	$.82	$(.60)	$(.82)	$(1.42)	$22.89	3.61%	$353	1.36%	1.36%	2.85%
7/31/2022	25.57	.61	(1.17)	(.56)	(.54)	(.98)	(1.52)	23.49	(2.38)	369	1.34	1.34	2.44
7/31/2021	21.60	.55	3.99	4.54	(.57)	—	(.57)	25.57	21.26	409	1.35	1.35	2.33
7/31/2020	22.28	.55	(.16)	.39	(.57)	(.50)	(1.07)	21.60	1.76	385	1.37	1.37	2.52
7/31/2019	23.01	.53	.13	.66	(.51)	(.88)	(1.39)	22.28	3.37	439	1.38	1.38	2.41
Class R-2E:
7/31/2023	23.75	.72	.18	.90	(.66)	(.82)	(1.48)	23.17	3.95	36	1.07	1.07	3.14
7/31/2022	25.83	.69	(1.18)	(.49)	(.61)	(.98)	(1.59)	23.75	(2.08)	37	1.05	1.05	2.73
7/31/2021	21.81	.63	4.02	4.65	(.63)	—	(.63)	25.83	21.62	39	1.06	1.06	2.62
7/31/2020	22.49	.62	(.17)	.45	(.63)	(.50)	(1.13)	21.81	2.06	35	1.07	1.07	2.82
7/31/2019	23.22	.60	.13	.73	(.58)	(.88)	(1.46)	22.49	3.66	36	1.08	1.08	2.71
Class R-3:
7/31/2023	23.72	.75	.18	.93	(.70)	(.82)	(1.52)	23.13	4.07	672	.91	.91	3.30
7/31/2022	25.80	.72	(1.17)	(.45)	(.65)	(.98)	(1.63)	23.72	(1.92)	729	.90	.90	2.88
7/31/2021	21.79	.66	4.02	4.68	(.67)	—	(.67)	25.80	21.78	824	.90	.90	2.78
7/31/2020	22.46	.65	(.15)	.50	(.67)	(.50)	(1.17)	21.79	2.27	792	.92	.92	2.97
7/31/2019	23.19	.63	.13	.76	(.61)	(.88)	(1.49)	22.46	3.80	954	.93	.93	2.86
Class R-4:
7/31/2023	23.78	.82	.18	1.00	(.77)	(.82)	(1.59)	23.19	4.37	772	.61	.61	3.60
7/31/2022	25.86	.80	(1.17)	(.37)	(.73)	(.98)	(1.71)	23.78	(1.61)	815	.60	.60	3.18
7/31/2021	21.84	.74	4.02	4.76	(.74)	—	(.74)	25.86	22.13	940	.60	.60	3.07
7/31/2020	22.52	.72	(.16)	.56	(.74)	(.50)	(1.24)	21.84	2.55	925	.61	.61	3.28
7/31/2019	23.24	.70	.13	.83	(.67)	(.88)	(1.55)	22.52	4.15	1,018	.63	.63	3.16
Class R-5E:
7/31/2023	23.79	.87	.17	1.04	(.81)	(.82)	(1.63)	23.20	4.58	176	.42	.42	3.80
7/31/2022	25.87	.85	(1.17)	(.32)	(.78)	(.98)	(1.76)	23.79	(1.45)	159	.40	.40	3.39
7/31/2021	21.85	.80	4.02	4.82	(.80)	—	(.80)	25.87	22.45	162	.39	.39	3.25
7/31/2020	22.54	.75	(.16)	.59	(.78)	(.50)	(1.28)	21.85	2.73	41	.41	.41	3.45
7/31/2019	23.26	.74	.14	.88	(.72)	(.88)	(1.60)	22.54	4.38	21	.42	.42	3.34
Class R-5:
7/31/2023	23.83	.89	.18	1.07	(.83)	(.82)	(1.65)	23.25	4.72	198	.31	.31	3.89
7/31/2022	25.92	.88	(1.18)	(.30)	(.81)	(.98)	(1.79)	23.83	(1.34)	317	.30	.30	3.48
7/31/2021	21.88	.81	4.04	4.85	(.81)	—	(.81)	25.92	22.55	406	.30	.30	3.38
7/31/2020	22.56	.79	(.17)	.62	(.80)	(.50)	(1.30)	21.88	2.87	371	.31	.31	3.56
7/31/2019	23.28	.77	.13	.90	(.74)	(.88)	(1.62)	22.56	4.47	445	.32	.32	3.46
Class R-6:
7/31/2023	23.84	.90	.19	1.09	(.85)	(.82)	(1.67)	23.26	4.77	17,862	.26	.26	3.95
7/31/2022	25.93	.89	(1.18)	(.29)	(.82)	(.98)	(1.80)	23.84	(1.29)	16,215	.25	.25	3.54
7/31/2021	21.89	.82	4.05	4.87	(.83)	—	(.83)	25.93	22.59	16,144	.25	.25	3.42
7/31/2020	22.58	.79	(.17)	.62	(.81)	(.50)	(1.31)	21.89	2.88	12,922	.26	.26	3.61
7/31/2019	23.30	.78	.13	.91	(.75)	(.88)	(1.63)	22.58	4.52	10,202	.28	.28	3.51

Refer to the end of the table for footnotes.

72	The Income Fund of America

Financial highlights (continued)

	Year ended July 31,
Portfolio turnover rate for all share classes[11,12]	2023	2022	2021	2020	2019
Excluding mortgage dollar roll transactions	44%	40%	44%	58%	48%
Including mortgage dollar roll transactions	95%	72%	133%	117%	67%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the years shown, CRMC reimbursed a portion of transfer agent services fees for Class 529-F-3 shares.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[9]	Not annualized.
[10]	Annualized.
[11]	Refer to Note 5 for more information on mortgage dollar rolls.
[12]	Rates do not include the portfolio activity of Capital Group Central Cash Fund.

Refer to the notes to financial statements.

The Income Fund of America	73

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Income Fund of America:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of The Income Fund of America (the “Fund”), including the investment portfolio, as of July 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
September 12, 2023

We have served as the auditor of one or more American Funds investment companies since 1956.

74	The Income Fund of America

The Income Fund of America

Part C

Other Information

Item 28.	Exhibits for Registration Statement (1940 Act No. 811-01880 and 1933 Act. No. 002-33371)

(a)	Articles of Incorporation – Certificate of Trust dated 8/20/09 – previously filed (see P/E Amendment No. 70 filed 9/30/10); and Amended and Restated Agreement and Declaration of Trust dated 3/3/20 – previously filed (see P/E Amendment No. 97 filed 9/30/20)

(b)	By-laws – Amended and Restated By-laws effective 8/27/18 – previously filed (see P/E Amendment No. 93 filed 9/28/18)

(c)	Instruments Defining Rights of Security Holders – Form of Share Certificate – previously filed (see P/E Amendment No. 55 filed 3/8/01)

(d)	Investment Advisory Contracts – Amended and Restated Investment Advisory and Service Agreement dated 2/1/16 – previously filed (see P/E Amendment No. 85 filed 9/30/16)

(e)	Underwriting Contracts – Amended and Restated Principal Underwriting Agreement dated 2/1/21 – previously filed (see P/E Amendment No. 98 filed 9/30/21); Form of Selling Group Agreement – previously filed (see P/E Amendment No. 91 filed 9/29/17); Form of Bank/Trust Company Selling Group Agreement – previously filed (see P/E Amendment No. 91 filed 9/29/17); Form of Class F Share Participation Agreement – previously filed (see P/E Amendment No. 91 filed 9/29/17)); and Form of Bank/Trust Company Participation Agreement for Class F Shares – previously filed (see P/E Amendment No. 91 filed 9/29/17)

(f)	Bonus or Profit Sharing Contracts – Deferred Compensation Plan effective 1/1/20 – previously filed (see P/E Amendment No. 97 filed 9/30/20)

(g)	Custodian Agreements – Form of Global Custody Agreement dated 12/21/06 – previously filed (see P/E Amendment No. 64 filed 9/28/07); and Form of Amendment to Global Custody Agreement effective 7/1/15 – previously filed (see P/E Amendment No. 81 filed 10/1/15)

(h-1) Other	Material Contracts – Form of Indemnification Agreement – previously filed (see P/E Amendment No. 70 filed 9/30/10); Form of Agreement and Plan of Reorganization dated 8/24/09 – previously filed (see P/E Amendment No. 70 filed 9/30/10); Amended and Restated Administrative Services Agreement dated 10/1/20 – previously filed (see P/E Amendment No. 98 filed 9/30/21); and Form of Fund of Fund Investment Agreement – American Funds (Rule 12d-1-4) – previously filed (see P/E Amendment No. 99 filed 9/30/22)

(h-2)	Amended and Restated Shareholder Services Agreement dated 1/1/23

(i)	Legal Opinion – Legal Opinion – previously filed (see P/E Amendment No. 70 filed 9/30/10; P/E Amendment No. 77 filed 8/28/14; P/E Amendment No. 83 filed 10/29/15; P/E Amendment No. 87 filed 12/29/16; P/E Amendment No. 89 filed 4/6/17; and P/E Amendment No. 97 filed 9/30/20)

(j)	Other Opinions – Consent of Independent Registered Public Accounting Firm

(k)       Omitted financial statements - none

(l)	Initial capital agreements - not applicable to this filing

(m)	Rule 12b-1 Plan – Amended and Restated Plans of Distribution for Class A, C, T, F-1, 529-A, 529-C, 529-E, 529-F-1, 529-T, R-1, R-2, R-2E, R-3 and R-4 shares dated 2/1/21 – previously filed (see P/E Amendment No. 98 filed 9/30/21)

(n)	Rule 18f-3 Plan – Amended and Restated Multiple Class Plan dated 1/1/21 – previously filed (see P/E Amendment No. 99 filed 9/30/22)

(o)       Reserved

(p)	Code of Ethics – Code of Ethics for The Capital Group Companies dated July 2023; and Code of Ethics for Registrant

Item 29.	Persons Controlled by or under Common Control with the Fund

None

Item 30.	Indemnification

The Registrant is a joint-insured under Investment Adviser/Mutual Fund Errors and Omissions Policies, which insure its officers and trustees against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

Article 8 of the Registrant’s Declaration of Trust as well as the indemnification agreements that the Registrant has entered into with each of its trustees who is not an “interested person” of the Registrant (as defined under the Investment Company Act of 1940, as amended), provide in effect that the Registrant will indemnify its officers and trustees against any liability or expenses actually and reasonably incurred by such person in any proceeding arising out of or in connection with his or her service to the Registrant, to the fullest extent permitted by applicable law, subject to certain conditions. In accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940, as amended, and their respective terms, these provisions do not protect any person against any liability to the Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant will comply with the indemnification requirements contained in the Investment Company Act of 1940, as amended, and Release Nos. 7221 (June 9, 1972) and 11330 (September 4, 1980).

Item 31.	Business and Other Connections of the Investment Adviser

None

Item 32.	Principal Underwriters

(a)                American Funds Distributors, Inc. is the Principal Underwriter of shares of: AMCAP Fund, American Balanced Fund, American Funds College Target Date Series, American Funds Corporate Bond Fund, American Funds Developing World Growth and Income Fund, American Funds Emerging Markets Bond Fund, American Funds Fundamental Investors, American Funds Global Balanced Fund, American Funds Global Insight Fund, The American Funds Income Series, American Funds Inflation Linked Bond Fund, American Funds International Vantage Fund, American Funds Mortgage Fund, American Funds Multi-Sector Income Fund, American Funds Portfolio Series, American Funds Retirement Income Portfolio Series, American Funds Short-Term Tax-Exempt Bond Fund, American Funds Strategic Bond Fund, American Funds Target Date Retirement Series, American Funds Tax-Exempt Fund of New York, The American Funds Tax-Exempt Series II, American Funds U.S. Government Money Market Fund, American High-Income Municipal Bond Fund, American High-Income Trust, American Mutual Fund, The Bond Fund of America, Capital Group Core Balanced ETF, Capital Group Core Equity ETF, Capital Group Dividend Growers ETF, Capital Group Dividend Value ETF, Capital Group Fixed Income ETF Trust, Capital Group Global Growth Equity ETF, Capital Group Growth ETF, Capital Group International Equity ETF, Capital Group International Focus Equity ETF, Capital Group Private Client Services Funds, Capital Group Short Duration Municipal Income ETF, Capital Group U.S. Equity Fund, Capital Income Builder, Capital World Bond Fund, Capital World Growth and Income Fund, Emerging Markets Growth Fund, Inc., EuroPacific Growth Fund, The Growth Fund of America, The Income Fund of America, Intermediate Bond Fund of America, International Growth and

Income Fund, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, New World Fund, Inc., Short-Term Bond Fund of America, SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America and Washington Mutual Investors Fund

(b)

	(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
LAO	Anuj K. Agarwal	Vice President	None
LAO	Albert Aguilar, Jr.	Director, Vice President and Chief Compliance Officer	None
SNO	David A. Ajluni	Regional Vice President	None
LAO	C. Thomas Akin II	Senior Vice President	None
LAO	Mark G. Alteri	Regional Vice President	None
LAO	Colleen M. Ambrose	Vice President	None
LAO	Christopher S. Anast	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Dion T. Angelopoulos	Assistant Vice President	None
CHO	Erik J. Applegate	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Luis F. Arocha	Vice President	None
LAO	Keith D. Ashley	Regional Vice President	None
LAO	Julie A. Asher	Assistant Vice President	None
LAO	Curtis A. Baker	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	T. Patrick Bardsley	Senior Vice President	None
SNO	Mark C. Barile	Assistant Vice President	None
LAO	Shakeel A. Barkat	Senior Vice President	None
LAO	Jefferson F. Bartley, Jr.	Regional Vice President	None
LAO	Antonio M. Bass	Vice President	None
LAO	Andrew Z. Bates	Assistant Vice President	None
LAO	Katherine A. Beattie	Senior Vice President	None
LAO	Scott G. Beckerman	Senior Vice President	None
LAO	Bethann Beiermeister	Regional Vice President	None
LAO	Jeb M. Bent	Vice President	None
LAO	Matthew D. Benton	Senior Vice President	None

LAO	Jerry R. Berg	Senior Vice President	None
LAO	Joseph W. Best, Jr.	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Matthew F. Betley	Vice President	None
LAO	Roger J. Bianco, Jr.	Senior Vice President	None
LAO	Ryan M. Bickle	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jay A. Binstock	Assistant Vice President	None
LAO	Peter D. Bjork	Regional Vice President	None
SNO	Nasaly Blake	Assistant Vice President	None
DCO	Bryan K. Blankenship	Senior Vice President	None
LAO	Marek Blaskovic	Vice President	None
LAO	Matthew C. Bloemer	Regional Vice President	None
LAO	Gerard M. Bockstie, Jr.	Senior Vice President	None
LAO	Jon T. Boldt	Regional Vice President	None
LAO	Ainsley J. Borel	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jill M. Boudreau	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Andre W. Bouvier	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jordan C. Bowers	Regional Vice President	None
LAO	David H. Bradin	Senior Vice President	None
LAO	William P. Brady	Senior Vice President	None
IND	Paul J. Brewer	Assistant Vice President	None
LAO	William G. Bridge	Senior Vice President	None
LAO	Kevin G. Broulette	Vice President, Capital Group Institutional Investment Services Division	None
LAO	E. Chapman Brown, Jr.	Senior Vice President	None
LAO	Elizabeth S. Brownlow	Vice President	None
LAO	Gary D. Bryce	Senior Vice President	None
NYO	Melissa Buccilli	Senior Vice President	None
SNO	Dylan J. Burdick	Regional Vice President	None
IND	Jennifer L. Butler	Assistant Vice President	None

LAO	Steven Calabria	Senior Vice President	None
LAO	Thomas E. Callahan	Senior Vice President	None
LAO	Anthony J. Camilleri	Vice President	None
LAO	Kelly V. Campbell	Senior Vice President	None
LAO	Patrick C. Campbell III	Regional Vice President	None
LAO	Anthon S. Cannon III	Vice President	None
SNO	Antonio G. Capobianco	Regional Vice President	None
LAO	Kevin J. Carevic	Vice President	None
LAO	Jason S. Carlough	Senior Vice President	None
LAO	Kim R. Carney	Senior Vice President	None
LAO	Damian F. Carroll	Senior Vice President	None
LAO	David C. Carson, Jr.	Vice President	None
LAO	James D. Carter	Senior Vice President	None
LAO	Stephen L. Caruthers	Senior Vice President, Capital Group Institutional Investment Services Division	None
SFO	James G. Carville	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Philip L. Casciano	Vice President	None
SNO	Tyler A. Cashiola	Assistant Vice President	None
LAO	Christopher M. Cefalo	Vice President	None
LAO	Joseph M. Cella	Regional Vice President	None
IND	Alexzania N. Chambers	Assistant Vice President	None
LAO	Kent W. Chan	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Ibrahim Chaudry	Vice President, Capital Group Institutional Investment Services Division	None
SNO	Marcus L. Chaves	Assistant Vice President	None
LAO	Si J. Chen	Assistant Vice President	None
LAO	Daniel A. Chodosch	Vice President	None
LAO	Wellington Choi	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Peter J. Chong	Assistant Vice President	None
LAO	Andrew T. Christos	Vice President	None

LAO	Robert S. Chu	Assistant Vice President	None
LAO	Paul A. Cieslik	Senior Vice President	None
LAO	Andrew R. Claeson	Vice President	None
LAO	Michael J. Clark	Regional Vice President	None
LAO	Jamie A. Claypool	Senior Vice President	None
LAO	Scott R. Clodfelter	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Kyle R. Coffey	Regional Vice President	None
NYO	Jayme E. Colosimo	Vice President	None
IND	Timothy J. Colvin	Regional Vice President	None
IRV	Erin K. Concepcion	Assistant Vice President	None
SNO	Brandon J. Cone	Vice President	None
LAO	Christopher M. Conwell	Vice President	None
LAO	C. Jeffrey Cook	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Greggory J. Cowan	Regional Vice President	None
LAO	Joseph G. Cronin	Senior Vice President	None
LAO	D. Erick Crowdus	Senior Vice President	None
SNO	Zachary A. Cutkomp	Regional Vice President	None
LAO	Hanh M. Dao	Senior Vice President	None
LAO	Alex L. DaPron	Regional Vice President	None
LAO	William F. Daugherty	Senior Vice President	None
SNO	Bradley C. Davis	Assistant Vice President	None
LAO	Scott T. Davis	Senior Vice President	None
LAO	Shehan N. De Silva	Assistant Vice President	None
LAO	Peter J. Deavan	Senior Vice President	None
LAO	Kristofer J. DeBonville	Regional Vice President	None
LAO	Guy E. Decker	Senior Vice President	None
LAO	Mark A. Dence	Senior Vice President	None
SNO	Brian M. Derrico	Vice President	None

LAO	Stephen Deschenes	Senior Vice President	None
LAO	Maddi L. Dessner	Senior Vice President	None
LAO	James G. DiGiuseppe	Senior Vice President	None
LAO	Alexander J. Diorio	Vice President	None
LAO	Mario P. DiVito	Senior Vice President	None
IND	Marah E. Doan	Assistant Vice President	None
LAO	Kevin F. Dolan	Senior Vice President	None
LAO	John H. Donovan IV	Vice President	None
LAO	Ronald Q. Dottin	Senior Vice President	None
LAO	John J. Doyle	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Ryan T. Doyle	Vice President	None
LAO	Craig Duglin	Senior Vice President	None
LAO	Alan J. Dumas	Vice President	None
LAO	Sean P. Durkin	Regional Vice President	None
LAO	John E. Dwyer IV	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Christopher P. Dziubasik	Assistant Vice President	None
IND	Karyn B. Dzurisin	Senior Vice President	None
LAO	Keisha L. Earle	Senior Vice President	None
LAO	Kevin C. Easley	Senior Vice President	None
LAO	Shirley Ecklund	Senior Vice President	None
LAO	Damian Eckstein	Senior Vice President	None
LAO	Matthew J. Eisenhardt	Senior Vice President	None
LAO	John A. Erickson	Regional Vice President	None
LAO	Riley O. Etheridge, Jr.	Senior Vice President	None
IND	Brooke A. Evans	Regional Vice President	None
LAO	Bryan R. Favilla	Senior Vice President	None
LAO	Joseph M. Fazio	Regional Vice President	None
LAO	Mark A. Ferraro	Senior Vice President	None

LAO	Brandon J. Fetta	Vice President	None
LAO	John P. Finneran III	Regional Vice President	None
LAO	Layne M. Finnerty	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Kevin H. Folks	Senior Vice President	None
IND	Kelly B. Fonderoli	Assistant Vice President	None
LAO	David R. Ford	Vice President	None
LAO	William E. Ford	Senior Vice President	None
IRV	Robert S. Forshee	Assistant Vice President	None
LAO	Steven M. Fox	Vice President	None
LAO	Holly C. Framsted	Senior Vice President	None
LAO	Rusty A. Frauhiger	Vice President	None
LAO	Vincent C. Fu	Assistant Vice President	None
LAO	Tyler L. Furek	Vice President	None
LAO	Jignesh D. Gandhi	Vice President	None
SNO	Arturo V. Garcia, Jr.	Vice President	None
LAO	J. Gregory Garrett	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Edward S. Garza	Vice President	None
LAO	Brian K. Geiger	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Leslie B. Geller	Senior Vice President	None
LAO	Jacob M. Gerber	Senior Vice President	None
LAO	Pamela A. Gillett	Vice President	None
LAO	William F. Gilmartin	Vice President	None
IND	Brenda L. Goeken	Assistant Vice President	None
LAO	Kathleen D. Golden	Regional Vice President	None
NYO	Joshua H. Gordon	Vice President, Capital Group Institutional Investment Services Division	None
SNO	Craig B. Gray	Assistant Vice President	None
LAO	Robert E. Greeley, Jr.	Vice President	None
LAO	Jameson R. Greenstone	Senior Vice President	None

LAO	Eric M. Grey	Senior Vice President	None
LAO	Karen M. Griffin	Assistant Vice President	None
LAO	E. Renee Grimm	Senior Vice President	None
LAO	Scott A. Grouten	Vice President	None
SNO	John S. Gryniewicz	Regional Vice President	None
IRV	Steven Guida	Senior Vice President and Director	None
LAO	Sam S. Gumma	Vice President	None
LAO	Jan S. Gunderson	Senior Vice President	None
LAO	Ryan A. Gundrum	Assistant Vice President	None
SNO	Lori L. Guy	Vice President	None
LAO	Ralph E. Haberli	Senior Vice President; Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Janna C. Hahn	Senior Vice President	None
LAO	Philip E. Haning	Vice President	None
LAO	Katy L. Hanke	Senior Vice President	None
LAO	Brandon S. Hansen	Vice President	None
LAO	Julie O. Hansen	Vice President	None
LAO	John R. Harley	Senior Vice President	None
LAO	Calvin L. Harrelson III	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Craig W. Hartigan	Senior Vice President	None
LAO	Alan M. Heaton	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Clifford W. “Webb” Heidinger	Senior Vice President	None
LAO	Brock A. Hillman	Senior Vice President	None
IND	Kristin S. Himsel	Senior Vice President	None
SNO	Emilia A. Holt	Assistant Vice President	None
LAO	Dennis L. Hooper	Regional Vice President	None
IND	Ryan D. Hoover	Regional Vice President	None
LAO	Jessica K. Hooyenga	Vice President	None
LAO	Heidi B. Horwitz-Marcus	Senior Vice President	None

LAO	David R. Hreha	Senior Vice President	None
LAO	Frederic J. Huber	Senior Vice President	None
LAO	Michael S. Hukriede	Regional Vice President	None
LAO	Jeffrey K. Hunkins	Senior Vice President	None
LAO	Angelia G. Hunter	Senior Vice President	None
LAO	Christa M. Iacono	Vice President	None
LAO	Marc G. Ialeggio	Senior Vice President	None
LAO	Maurice E. Jadah	Regional Vice President	None
LAO	Asad K. Jamil	Regional Vice President	None
LAO	W. Chris Jenkins	Senior Vice President	None
LAO	Daniel J. Jess II	Senior Vice President	None
IND	Jameel S. Jiwani	Vice President	None
CHO	Allison S. Johnston	Assistant vice President	None
LAO	Brendan M. Jonland	Senior Vice President	None
LAO	Kathryn H. Jordan	Vice President	None
LAO	David G. Jordt	Vice President	None
LAO	Michael Kamell	Senior Vice President	None
LAO	Eric J. Kamin	Regional Vice President	None
LAO	Wassan M. Kasey	Vice President	None
IND	Joel A. Kaul	Assistant Vice President	None
LAO	John P. Keating	Senior Vice President	None
LAO	David B. Keib	Senior Vice President	None
LAO	Brian G. Kelly	Senior Vice President	None
LAO	Christopher J. Kennedy	Vice President	None
LAO	Jason A. Kerr	Senior Vice President	None
LAO	Ryan C. Kidwell	Senior Vice President	None
LAO	Charles A. King	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Eric M. Kirkman	Vice President	None

LAO	Kelsei Q. Kirland	Assistant Vice President	None
LAO	Stephen J. Knutson	Assistant Vice President	None
LAO	Michael J. Koch	Vice President	None
SNO	Jordan T. Krantz	Assistant Vice President	None
LAO	James M. Kreider	Vice President	None
LAO	Andrew M. Kruger	Regional Vice President	None
SNO	David D. Kuncho	Vice President	None
LAO	Jialing Lang	Assistant Vice President	None
LAO	Richard M. Lang	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Mark G. LaRoque	Senior Vice President	None
SNO	Theodore J. Larsen	Assistant Vice President	None
LAO	Andrew P. Laskowski	Senior Vice President	None
LAO	Matthew N. Leeper	Senior Vice President	None
LAO	Victor J. LeMay	Regional Vice President	None
LAO	Clay M. Leveritt	Vice President	None
LAO	Estela R. Levin	Senior Vice President	None
LAO	Emily R. Liao	Senior Vice President	None
LAO	Lorin E. Liesy	Senior Vice President	None
LAO	Chris H. Lin	Assistant Vice President	None
IND	Justin L. Linder	Assistant Vice President	None
LAO	Louis K. Linquata	Senior Vice President	None
SNO	Adam C. Lozano	Assistant Vice President	None
LAO	Omar J. Love	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Eric S. Luchene	Regional Vice President	None
LAO	Dillon W. Lull	Regional Vice President	None
LAO	Reid A. Luna	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Joe P. Lynch	Regional Vice President	None
CHO	Karin A. Lystad	Assistant Vice President, Capital Group Institutional Investment Services Division	None

LAO	Brandon Y. Ma	Regional Vice President	None
LAO	Peter K. Maddox	Senior Vice President	None
IND	Tyler J. Magie	Assistant Vice President	None
LAO	James M. Maher	Senior Vice President	None
LAO	Brendan T. Mahoney	Senior Vice President	None
LAO	Nathan G. Mains	Senior Vice President	None
LAO	Jeffrey N. Malbasa	Senior Vice President	None
LAO	Usma A. Malik	Vice President	None
LAO	Chantal M. Manseau Guerdat	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Arran M. Maran	Regional Vice President	None
LAO	Brooke M. Marrujo	Senior Vice President	None
LAO	Kristan N. Martin	Regional Vice President	None
CHO	James M. Mathenge	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Stephen B. May	Vice President	None
LAO	Barnabas T. Mbigha	Senior Vice President	None
IND	Joseph A. McAdams	Assistant Vice President	None
IND	Patrick A. McCoy	Assistant Vice President	None
LAO	Joseph A. McCreesh, III	Senior Vice President	None
LAO	Ross M. McDonald	Senior Vice President	None
LAO	Jennifer L. McGrath	Regional Vice President	None
LAO	Timothy W. McHale	Secretary	None
SNO	Michael J. McLaughlin	Assistant Vice President	None
LAO	Max J. McQuiston	Senior Vice President	None
LAO	Curtis D. Mc Reynolds	Vice President	None
IND	Melissa M. Meade	Assistant Vice President	None
LAO	Paulino Medina	Vice President	None
LAO	Britney L. Melvin	Vice President	None
LAO	David A. Merrill	Assistant Vice President	None

SNO	Lauren A. Merriweather	Assistant Vice President	None
LAO	Conrad F. Metzger	Vice President	None
LAO	Carl B. Meyer	Regional Vice President	None
LAO	Benjamin J. Miller	Vice President	None
LAO	Jennifer M. Miller	Vice President	None
LAO	Jeremy A. Miller	Regional Vice President	None
LAO	Lauren D. Miller	Assistant Vice President	None
LAO	Tammy H. Miller	Vice President	None
LAO	William T. Mills	Senior Vice President	None
LAO	Sean C. Minor	Senior Vice President	None
LAO	Louis W. Minora	Vice President	None
LAO	James R. Mitchell III	Senior Vice President	None
LAO	Charles L. Mitsakos	Senior Vice President	None
IND	Eric E. Momcilovich	Assistant Vice President	None
SNO	Christopher Moore	Assistant Vice President	None
IND	Jonathan L. Moran	Regional Vice President	None
LAO	David H. Morrison	Vice President	None
LAO	Andrew J. Moscardini	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Stanley Moy	Assistant Vice President	None
LAO	Joseph M. Mulcahy	Regional Vice President	None
LAOW	Ryan D. Murphy	Senior Vice President	None
NYO	Timothy J. Murphy	Senior Vice President	None
LAO	Zahid Nakhooda	Regional Vice President	None
IND	Kristen L. Nelson	Regional Vice President	None
LAO	Jon C. Nicolazzo	Senior Vice President	None
LAO	Earnest M. Niemi	Senior Vice President	None
LAO	Matthew P. O’Connor	Director, Chairman and Chief Executive Officer; Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Jody L. O’Dell	Assistant Vice President	None

LAO	Jonathan H. O’Flynn	Senior Vice President	None
LAO	Arthur B. Oliver	Vice President	None
LAO	Peter A. Olsen	Senior Vice President	None
LAO	Thomas A. O’Neil	Senior Vice President	None
IRV	Paula A. Orologas	Vice President	None
LAO	Vincent A. Ortega	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Gregory H. Ortman	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Shawn M. O’Sullivan	Senior Vice President	None
IND	Lance T. Owens	Senior Vice President	None
LAO	Kristina E. Page	Vice President	None
LAO	Jeffrey C. Paguirigan	Senior Vice President	None
NYO	Christine M. Papa	Assistant Vice President	None
LAO	Sujata H. Parikh	Senior Vice President	None
LAO	Rodney Dean Parker II	Senior Vice President	None
LAO	Ingrid S. Parl	Vice President	None
LAO	William D. Parsley	Regional Vice President	None
LAO	Timothy C. Patterson	Vice President	None
LAO	W. Burke Patterson, Jr.	Senior Vice President	None
SNO	Adam P. Peach	Vice President	None
LAO	Robert J. Peche	Vice President	None
LAO	Elena M. Peerson	Regional Vice President	None
IRV	Grace L. Pelczynski	Assistant Vice President	None
SNO	Sejal U. Penkar	Regional Vice President	None
LAO	Harry A. Phinney	Senior Vice President	None
LAO	Adam W. Phillips	Vice President	None
LAO	Joseph M. Piccolo	Senior Vice President	None
LAO	Anthony J. Picerni	Regional Vice President	None
LAO	David T. Polak	Senior Vice President, Capital Group Institutional Investment Services Division	None

LAO	Chloe E. Pollara	Assistant Vice President	None
LAO	Michael E. Pollgreen	Vice President	None
LAO	Charles R. Porcher	Senior Vice President	None
SNO	Robert B. Potter III	Assistant Vice President	None
LAO	Darrell W. Pounders	Vice President	None
LAOW	Colyar W. Pridgen	Vice President	None
LAO	Michelle L. Pullen	Vice President	None
LAO	Victoria M. Quach	Assistant Vice President	None
LAO	Steven J. Quagrello	Senior Vice President	None
IND	Kelly S. Quick	Assistant Vice President	None
LAO	Michael R. Quinn	Senior Vice President	None
LAO	Mary K. Radloff	Regional Vice President	None
LAO	Ryan E. Radtke	Vice President	None
LAO	James R. Raker	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Rachel M. Ramos	Vice President	None
SNO	Eddie A. Rascon	Regional Vice President	None
LAO	Rene M. Reincke	Vice President, Treasurer and Director	None
LAO	Lesley P. Reinhart	Vice President	None
LAO	Michael D. Reynaert	Vice President	None
LAO	Adnane Rhazzal	Regional Vice President	None
LAO	Christopher J. Richardson	Senior Vice President	None
SNO	Stephanie A. Robichaud	Vice President	None
LAO	Jeffrey J. Robinson	Senior Vice President	None
LAO	Matthew M. Robinson	Senior Vice President	None
LAO	Jennifer R. Rocci	Regional Vice President	None
LAO	Bethany M. Rodenhuis	Senior Vice President	None
LAO	Rochelle C. Rodriguez	Senior Vice President	None
LAO	Melissa B. Roe	Senior Vice President	None

LAO	Thomas W. Rose	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Rome D. Rottura	Senior Vice President	None
LAO	Shane A. Russell	Senior Vice President	None
LAO	Leah O. Ryan	Vice President	None
LAO	William M. Ryan	Senior Vice President	None
IND	Brenda S. Rynski	Regional Vice President	None
LAO	Richard A. Sabec, Jr.	Senior Vice President	None
SNO	Richard R. Salinas	Vice President	None
LAOW	Erica Salvay	Vice President	None
LAO	Paul V. Santoro	Senior Vice President	None
LAO	Raj S. Sarai	Vice President	None
LAO	David E. Saunders II	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Keith A. Saunders	Senior Vice President	None
LAO	Joe D. Scarpitti	Senior Vice President	None
IND	Broderic C. Schoen	Assistant Vice President	None
LAO	Jackson T. Schuette	Regional Vice President	None
LAO	Domenic A. Sciarra	Assistant Vice President	None
LAO	Keon F. Scott	Regional Vice President	None
LAO	Mark A. Seaman	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	James J. Sewell III	Senior Vice President	None
LAO	Arthur M. Sgroi	Senior Vice President	None
LAO	Nathan W. Simmons	Vice President	None
LAO	Kelly S. Simon	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAOW	Anmol Sinha	Senior Vice President	None
SNO	Julia M. Sisente	Assistant Vice President	None
LAO	Melissa A. Sloane	Senior Vice President	None
CHO	Jason C. Smith	Assistant Vice President, Capital Group Institutional Investment Services Division	None
LAO	Joshua J. Smith	Regional Vice President	None

LAO	Taylor D. Smith	Regional Vice President	None
LAO	Stephanie L. Smolka	Regional Vice President	None
LAO	J. Eric Snively	Senior Vice President	None
LAO	John A. Sobotowski	Assistant Vice President	None
SNO	Chadwick R. Solano	Assistant Vice President	None
LAO	Charles V. Sosa	Regional Vice President	None
LAO	Alexander T. Sotiriou	Vice President	None
LAO	Kristen J. Spazafumo	Senior Vice President	None
LAO	Steven J. Sperry	Assistant Vice President	None
LAO	Margaret V. Steinbach	Senior Vice President	None
LAO	Michael P. Stern	Senior Vice President	None
LAO	Andrew J. Strandquist	Senior Vice President	None
LAO	Allison M. Straub	Vice President	None
LAO	Valerie B. Stringer	Vice President	None
LAO	John R. Sulzicki	Vice President	None
LAO	Joseph Sunwoo	Regional Vice President	None
LAO	Peter D. Thatch	Senior Vice President	None
LAO	John B. Thomas	Senior Vice President	None
LAO	Cynthia M. Thompson	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Mark D. Thompson	Assistant Vice President	None
HRO	Stephen B. Thompson	Regional Vice President	None
LAO	Mark R. Threlfall	Senior Vice President	None
LAO	Ryan D. Tiernan	Senior Vice President	None
LAO	Luke N. Trammell	Senior Vice President	None
LAO	Jordan A. Trevino	Senior Vice President	None
LAO	Michael J. Triessl	Director	None
CHO	Polina S. Tsybrovska	Assistant Vice President	None
LAO	Shaun C. Tucker	Senior Vice President	None

IRV	Sean M. Tupy	Vice President	None
LAO	Kate M. Turner	Regional Vice President	None
SNO	Corey W. Tyson	Regional Vice President	None
IND	Ryan C. Tyson	Assistant Vice President	None
LAO	Jason A. Uberti	Vice President	None
LAO	David E. Unanue	Senior Vice President	None
LAO	John W. Urbanski	Regional Vice President	None
LAO	Patrick D. Vance	Senior Vice President	None
LAO	Veronica Vasquez	Vice President	None
LAO-W	Gerrit Veerman III	Senior Vice President, Capital Group Institutional Investment Services	None
LAO	Cynthia G. Velazquez	Assistant Vice President	None
LAO	Spilios Venetsanopoulos	Vice President	None
LAO	J. David Viale	Senior Vice President	None
LAO	Austin J. Vierra	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Robert D. Vigneaux III	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Julie A. Vogel	Vice President	None
LAO	Jon N. Wainman	Vice President	None
ATO	Jason C. Wallace	Senior Vice President	None
LAO	Sherrie S. Walling	Vice President	None
LAO	Brian M. Walsh	Senior Vice President	None
LAO	Susan O. Walton	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Justin N. Wang	Regional Vice President	None
IND	Andrew D. Waters	Assistant Vice President	None
IND	Kristen M. Weaver	Vice President	None
LAO	Timothy S. Wei	Assistant Vice President	None
SNO	Gordon S. Wells	Regional Vice President	None
LAO	George J. Wenzel	Senior Vice President	None
LAO	Jason M. Weybrecht	Senior Vice President, Capital Group Institutional Investment Services Division	None

LAO	Adam B. Whitehead	Senior Vice President	None
LAO	Gregory D. Williams II	Assistant Vice President	None
LAO	Ashley L. Wilson	Regional Vice President	None
LAO	Jonathan D. Wilson	Regional Vice President	None
LAO	Steven Wilson	Senior Vice President	None
LAO	Steven C. Wilson	Vice President	None
LAO	Anthony J. Wingate	Regional Vice President	None
LAO	Kimberly D. Wood	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Benjamin T. Wooden	Regional Vice President	None
IND	Matthew A. Wooten	Assistant Vice President	None
SNO	Thomas O. Yager	Assistant Vice President	None
LAO	Elizabeth D. Yakes	Assistant Vice President	None
NYO	Mila I. Yankova	Senior Vice President	None
LAO	Jason P. Young	Senior Vice President	None
LAO	Jonathan A. Young	Senior Vice President	None
LAO	Lauren E. Zappia	Regional Vice President	None
LAO	Raul Zarco, Jr.	Vice President, Capital Group Institutional Investment Services Division	None
IND	Ellen M. Zawacki	Vice President	None
LAO	Connie R. Zeender	Regional Vice President	None
LAO	Heidi H. Zhang	Assistant Vice President	None
NYO	Tanya Zolotarevskiy	Vice President, Capital Group Institutional Investment Services Division	None

__________

HRO	Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
IND	Business Address, 12811 North Meridian Street, Carmel, IN 46032
IRV	Business Address, 6455 Irvine Center Drive, Irvine, CA 92618
LAO	Business Address, 333 South Hope Street, Los Angeles, CA 90071
LAO-W	Business Address, 11100 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025
NYO	Business Address, 399 Park Avenue, 34th Floor, New York, NY 10022
SFO	Business Address, One Market Street, Suite 1800, San Francisco, CA 94105
SNO	Business Address, 3500 Wiseman Boulevard, San Antonio, TX 78251

(c)       None

Item 33.	Location of Accounts and Records

Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Registrant’s investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071; 6455 Irvine Center Drive, Irvine, California 92618; and/or 5300 Robin Hood Road, Norfolk, Virginia 23513.

Registrant’s records covering shareholder accounts are maintained and kept by its transfer agent, American Funds Service Company, 6455 Irvine Center Drive, Irvine, California 92618; 12811 North Meridian Street, Carmel, Indiana 46032; 3500 Wiseman Boulevard, San Antonio, Texas 78251; and 5300 Robin Hood Road, Norfolk, VA 23513.

Registrant’s records covering portfolio transactions are maintained and kept by its custodian, JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017-2070.

Item 34.	Management Services

None

Item 35.	Undertakings

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, and State of California on the 28th day of September, 2023.

THE INCOME FUND OF AMERICA

By: /s/ Donald H. Rolfe

(Donald H. Rolfe, Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on September 28, 2023, by the following persons in the capacities indicated.

	Signature	Title
(1)	Principal Executive Officer:
	/s/ Donald H. Rolfe	Principal Executive Officer
(Donald H. Rolfe)

(2)	Principal Financial Officer and Principal Accounting Officer:
	/s/ Hong Le	Treasurer
(Hong Le)

(3)	Trustees:

	Gina F. Adams*	Trustee
	Hilda L. Applbaum*	President and Trustee
	Michael C. Camuñez*	Trustee
	Vanessa C. L. Chang*	Trustee
	Nariman Farvardin*	Trustee
	William D. Jones*	Chair of the Board (Independent and Non-Executive)
	Sharon I. Meers*	Trustee
	Josette Sheeran*	Trustee
	Margaret Spellings*	Trustee
*By: /s/ Courtney R. Taylor
(Courtney R. Taylor, pursuant to a power of attorney filed herewith)

Counsel represents that the amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

/s/ Katherine Z. Solomon

(Katherine Z. Solomon, Counsel)

POWER OF ATTORNEY

I, Gina F. Adams, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler

Jane Y. Chung

Susan K. Countess

Steven I. Koszalka

Julie E. Lawton

Melissa B. Leyva

Timothy W. McHale

Marilyn Paramo

Lovelyn C. Sims

Michael W. Stockton

Courtney R. Taylor

Michael R. Tom

Sandra Chuon Brian C. Janssen Hong T. Le Gregory F. Niland Becky L. Park W. Michael Pattie Troy S. Tanner

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Washington, DC, on December 7, 2022.

(City, State)

/s/ Gina F. Adams

Gina F. Adams, Board member

POWER OF ATTORNEY

I, Hilda L. Applbaum, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler

Jane Y. Chung

Susan K. Countess

Steven I. Koszalka

Julie E. Lawton

Melissa B. Leyva

Timothy W. McHale

Marilyn Paramo

Lovelyn C. Sims

Michael W. Stockton

Courtney R. Taylor

Michael R. Tom

Sandra Chuon Brian C. Janssen Hong T. Le Gregory F. Niland Becky L. Park W. Michael Pattie Troy S. Tanner

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at San Francisco, CA, on January 1, 2023.

(City, State)

/s/ Hilda Applbaum

Hilda L. Applbaum, Board member

POWER OF ATTORNEY

I, Michael C. Camuñez, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler

Jane Y. Chung

Susan K. Countess

Steven I. Koszalka

Julie E. Lawton

Melissa B. Leyva

Timothy W. McHale

Marilyn Paramo

Lovelyn C. Sims

Michael W. Stockton

Courtney R. Taylor

Michael R. Tom

Sandra Chuon Brian C. Janssen Hong T. Le Gregory F. Niland Becky L. Park W. Michael Pattie Troy S. Tanner

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, on December 8, 2022.

(City, State)

/s/ Michael C. Camuñez

Michael C. Camuñez, Board member

POWER OF ATTORNEY

I, Vanessa C. L. Chang, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	Capital Group Core Balanced ETF (File No. 333-271211, File No. 811-23867)
-	Capital Group Core Equity ETF (File No. 333-259021, File No. 811-23735)
-	Capital Group Dividend Growers ETF (File No. 333-271210, File No. 811-23866)
-	Capital Group Dividend Value ETF (File No. 333-259023, File No. 811-23736)
-	Capital Group Fixed Income ETF Trust (File No. 333-259025, File No. 811-23738)
-	Capital Group Global Growth Equity ETF (File No. 333-259024, File No. 811-23737)
-	Capital Group Growth ETF (File No. 333-259020, File No. 811-23733)
-	Capital Group International Equity ETF (File No. 333-271212, File No. 811-23865)
-	Capital Group International Focus Equity ETF (File No. 333-259022, File No. 811-23734)
-	EuroPacific Growth Fund (File No. 002-83847, File No. 811-03734)
-	EuroPacific Growth Fund
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	New Perspective Fund (File No. 002-47749, File No. 811-02333)
-	New World Fund, Inc. (File No. 333-67455, File No. 811-09105)
-	American Funds New World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Jane Y. Chung Susan K. Countess Julie E. Lawton Melissa B. Leyva Timothy W. McHale Marilyn Paramo Michael W. Stockton Courtney R. Taylor Michael R. Tom	Randall F. Buonviri Sandra Chuon Mariah L. Coria Brian C. Janssen Hong T. Le Gregory F. Niland Becky L. Park W. Michael Pattie Troy S. Tanner

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Edinburgh, Scotland, on July 20, 2023.

(City, State)

/s/ Vanessa C. L. Chang

Vanessa C. L. Chang, Board member

POWER OF ATTORNEY

I, Nariman Farvardin, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Group Central Fund Series II (File No. 811-23633)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler

Jane Y. Chung

Susan K. Countess

Steven I. Koszalka

Julie E. Lawton

Melissa B. Leyva

Timothy W. McHale

Marilyn Paramo

Lovelyn C. Sims

Michael W. Stockton

Courtney R. Taylor

Michael R. Tom

Sandra Chuon Brian C. Janssen Hong T. Le Gregory F. Niland Becky L. Park W. Michael Pattie Troy S. Tanner

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Hoboken, NJ, on January 1, 2023.

(City, State)

/s/ Nariman Farvardin

Nariman Farvardin, Board member

POWER OF ATTORNEY

I, William D. Jones, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	AMCAP Fund (File No. 002-26516, File No. 811-01435)
-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Global Balanced Fund (File No. 333-170605, File No. 811-22496)
-	American Mutual Fund (File No. 002-10607, File No. 811-00572)
-	Capital Group Core Balanced ETF (File No. 333-271211, File No. 811-23867)
-	Capital Group Core Equity ETF (File No. 333-259021, File No. 811-23735)
-	Capital Group Dividend Growers ETF (File No. 333-271210, File No. 811-23866)
-	Capital Group Dividend Value ETF (File No. 333-259023, File No. 811-23736)
-	Capital Group Fixed Income ETF Trust (File No. 333-259025, File No. 811-23738)
-	Capital Group Global Growth Equity ETF (File No. 333-259024, File No. 811-23737)
-	Capital Group Growth ETF (File No. 333-259020, File No. 811-23733)
-	Capital Group International Equity ETF (File No. 333-271212, File No. 811-23865)
-	Capital Group International Focus Equity ETF (File No. 333-259022, File No. 811-23734)
-	Capital Group U.S. Equity Fund (File No. 333-233376, File No. 811-23469)
-	Emerging Markets Growth Fund, Inc. (File No. 333-74995, File No. 811-04692)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	The Investment Company of America (File No. 002-10811, File No. 811-00116)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Jane Y. Chung Susan K. Countess Julie E. Lawton Melissa B. Leyva Timothy W. McHale Marilyn Paramo Michael W. Stockton Courtney R. Taylor Michael R. Tom	Randall F. Buonviri Sandra Chuon Mariah L. Coria Brian C. Janssen Hong T. Le Gregory F. Niland Becky L. Park W. Michael Pattie Troy S. Tanner

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at New York, NY, on July 20, 2023.

(City, State)

/s/ William D. Jones

William D. Jones, Board member

POWER OF ATTORNEY

I, Sharon I. Meers, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler

Jane Y. Chung

Susan K. Countess

Steven I. Koszalka

Julie E. Lawton

Melissa B. Leyva

Timothy W. McHale

Marilyn Paramo

Lovelyn C. Sims

Michael W. Stockton

Courtney R. Taylor

Michael R. Tom

Sandra Chuon Brian C. Janssen Hong T. Le Gregory F. Niland Becky L. Park W. Michael Pattie Troy S. Tanner

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Menlo Park, CA, on January 1, 2023.

(City, State)

/s/ Sharon I. Meers

Sharon I. Meers, Board member

POWER OF ATTORNEY

I, Josette Sheeran, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	EuroPacific Growth Fund (File No. 002-83847, File No. 811-03734)
-	EuroPacific Growth Fund
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	New Perspective Fund (File No. 002-47749, File No. 811-02333)
-	New World Fund, Inc. (File No. 333-67455, File No. 811-09105)
-	American Funds New World Fund
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler

Jane Y. Chung

Susan K. Countess

Steven I. Koszalka

Julie E. Lawton

Melissa B. Leyva

Timothy W. McHale

Marilyn Paramo

Lovelyn C. Sims

Michael W. Stockton

Courtney R. Taylor

Michael R. Tom

Sandra Chuon Brian C. Janssen Hong T. Le Gregory F. Niland Becky L. Park W. Michael Pattie Troy S. Tanner

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, on December 8, 2022.

(City, State)

/s/ Josette Sheeran

Josette Sheeran, Board member

POWER OF ATTORNEY

I, Margaret Spellings, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Group Central Fund Series II (File No. 811-23633)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler

Jane Y. Chung

Susan K. Countess

Steven I. Koszalka

Julie E. Lawton

Melissa B. Leyva

Timothy W. McHale

Marilyn Paramo

Lovelyn C. Sims

Michael W. Stockton

Courtney R. Taylor

Michael R. Tom

Sandra Chuon Brian C. Janssen Hong T. Le Gregory F. Niland Becky L. Park W. Michael Pattie Troy S. Tanner

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, on January 1, 2023.

(City, State)

/s/ Margaret Spellings

Margaret Spellings, Board member